PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED SEPTEMBER 6, 2024
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act Of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

PETIQ, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☐
No fee required.

☐
Fee paid previously with preliminary materials.

☒
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED SEPTEMBER 6, 2024
PetIQ, Inc.
230 East Riverside Drive
Eagle, Idaho 83616
Dear Fellow Stockholder:
You are cordially invited to attend a special meeting of stockholders (together with any adjournment, postponement, or other delay thereof, the “special meeting”) of PetIQ, Inc. (“PetIQ”). The special meeting will be held on [•], 2024 at [•], Mountain time. You may attend the special meeting via a live interactive webcast on the internet by pre-registering at [•]. On the day of the special meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. You will be able to listen to the special meeting live and vote online. We believe that a virtual meeting provides expanded access, improved communication and cost savings for our stockholders.
At the special meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated August 7, 2024 (the “merger agreement”), among Gula Buyer Inc., a Delaware corporation (“Parent”), Gula Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and PetIQ. Parent and Merger Sub are affiliates of Bansk Group LP (“Bansk Group”), a consumer-focused private investment firm led by a tenured group of investors and operators. We refer to the merger of Merger Sub with and into PetIQ pursuant to the merger agreement as the “merger.” At the special meeting, you also will be asked to consider and vote on a proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by PetIQ to its named executive officers in connection with the merger; and a proposal for the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
We have two classes of common stock, Class A common stock (the “Class A Common Stock”) and Class B common stock (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”). If the merger is completed, you will be entitled to receive $31.00 in cash (the “per share price”), without interest thereon and subject to any applicable withholding taxes, for each share of Class A Common Stock (each, a “Share” and together the “Shares”) that you own as of immediately prior to the effective time of the merger (including any Shares issued as a result of the automatic exchange of all outstanding shares of Class B Common Stock and all outstanding units of PetIQ Holdings, LLC that are not held by PetIQ or any of its subsidiaries for Shares in connection with the consummation of the merger), unless you have properly exercised your appraisal rights. This per share price constitutes (1) a premium of approximately 51% over the closing price per share of the Class A Common Stock on August 6, 2024, the last full trading day prior to the transaction announcement, and (2) a premium of approximately 41% over the volume weighted average price of the Class A Common Stock for the 30-day period ending August 6, 2024.
In connection with the execution of the merger agreement, our Chairman and Chief Executive Officer, McCord Christensen, has entered into an amended and restated employment agreement with PetIQ, to become effective at the closing of the merger, and he and certain of our other executive officers have each entered into a rollover agreement (collectively, the “Rollover Agreements”) with a parent entity of Parent (“TopCo”), pursuant to which such executive officers will reinvest the shares of Common Stock held by them (the “Rollover Shares”) and certain of the proceeds to be received by them under the merger agreement in respect of their PetIQ equity awards into a number of TopCo equity interests. Such executive officers will not be entitled to receive the per share price in respect of any Rollover Shares.

PetIQ’s Board of Directors, other than Mr. Christensen, who recused himself in light of the Rollover Agreement and employment agreement noted above, (the “PetIQ Board”) after considering the factors more fully described in the enclosed proxy statement: (1) determined that the merger agreement, and the consummation of the merger and the other transactions contemplated by the merger agreement, are advisable, fair to and in the best interests of PetIQ and its stockholders; and (2) authorized and approved the execution, delivery and performance of the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement.
The PetIQ Board recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by PetIQ to its named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
The accompanying proxy statement provides detailed information about the special meeting, the merger agreement and the merger and other transactions contemplated by the merger agreement, and the other proposals to be considered at the special meeting. A copy of the merger agreement is attached as Annex A to the proxy statement.
The accompanying proxy statement also describes the actions and determinations of the PetIQ Board in connection with its evaluation of the merger agreement and the transactions contemplated thereby. Please read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety, as they contain important information.
Your vote is very important, regardless of the number of shares that you own.   The merger cannot be completed unless the proposal to adopt the merger agreement is approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of our Common Stock as of the record date.
Even if you plan to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you attend the special meeting and vote at the special meeting, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the adoption of the merger agreement.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the special meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, and that will have the same effect as voting against the adoption of the merger agreement.
If you have any questions or need assistance voting your shares, please contact our proxy solicitation agent:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Toll Free: [•]
Email: [•]
On behalf of the PetIQ Board of Directors, thank you for your support.
Very truly yours,

McCord Christensen
Chairman and Chief Executive Officer
The accompanying proxy statement is dated [•], 2024, and, together with the enclosed form of proxy card, is first being sent to stockholders on or about [•], 2024.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED SEPTEMBER 6, 2024
PetIQ, Inc.
230 East Riverside Drive
Eagle, Idaho 83616
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD VIRTUALLY VIA WEBCAST ON [•], 2024
Notice is given that a special meeting of stockholders (together with any adjournment, postponement or other delay thereof, the “special meeting”) of PetIQ, Inc., a Delaware corporation (“PetIQ”), will be held on [•], 2024, at [•], Mountain time, for the following purposes:
1.   To consider and vote on the proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated August 7, 2024 (the “merger agreement”), among Gula Buyer Inc., a Delaware corporation (“Parent”), Gula Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and PetIQ, a summary of which is described in the proxy statement under the caption “The Merger Agreement;”
2.   To consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by PetIQ to its named executive officers in connection with the merger of Merger Sub with and into PetIQ pursuant to the merger agreement (the “merger”); and
3.   To consider and vote on any proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
The special meeting will be held by means of a live interactive webcast on the internet. You may attend the special meeting by pre-registering at [•]. On the day of the special meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. By accessing that web address and using the control number found on your proxy card, you will be able to listen to the special meeting live and vote online. The special meeting will begin promptly at [•], Mountain time. Online check-in will begin a few minutes prior to the special meeting. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares).
Only PetIQ stockholders as of the close of business on [•], 2024, are entitled to notice of, and to vote at, the special meeting.
PetIQ’s Board of Directors (other than Mr. Christensen, who recused himself in light of the Rollover Agreement and employment agreement described in this proxy statement) recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by PetIQ to its named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
PetIQ urges you to carefully read the accompanying proxy statement, including a copy of the merger agreement attached as Annex A and any other annexes attached thereto and any documents incorporated by reference therein for additional information.
PetIQ has two classes of common stock, Class A common stock (the “Class A Common Stock”) and Class B common stock (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”). If the merger is completed, you will be entitled to receive $31.00 in cash (the “per share price”), without interest thereon and subject to any applicable withholding taxes, for each share of Class A Common Stock (each, a “Share” and together the “Shares”) that you own as of immediately prior to the effective time of the merger (including any Shares issued as a result of the automatic exchange of all outstanding shares of Class B Common Stock and all outstanding units of PetIQ Holdings, LLC that are not held by PetIQ or any of its subsidiaries for Shares in connection with the consummation of the merger), unless you have properly exercised your appraisal rights.
In connection with the execution of the merger agreement, our Chairman and Chief Executive Officer, McCord Christensen, has entered into an amended and restated employment agreement with PetIQ, to become effective at the closing of the merger, and he and certain of our other executive officers have each entered into a rollover agreement (collectively, the “Rollover Agreements”) with a parent entity of Parent (“TopCo”), pursuant to which such executive officers will reinvest the shares of Common Stock held by them (the “Rollover Shares”) and certain of the proceeds to be received by them under the merger agreement in respect of their PetIQ equity awards into a number of TopCo equity interests. Such executive officers will not be entitled to receive the per share price in respect of any Rollover Shares.
PetIQ record stockholders or beneficial owners who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the “fair value” of their Shares (exclusive of any elements of value arising from the accomplishment or expectation of the merger and together with interest (as described in the accompanying proxy statement) to be paid on the amount determined to be “fair value”) in lieu of receiving the per share price, without interest thereon and subject to any applicable withholding taxes, if the merger is completed, as determined in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”). To do so, a PetIQ record stockholder or beneficial owner must properly demand appraisal before the vote is taken on the merger agreement and comply with all other requirements of the DGCL, including Section 262 of the DGCL, which are summarized in the accompanying proxy statement, and certain conditions set forth in Section 262(g) of the DGCL must be satisfied. A copy of Section 262 of the DGCL is available as a publicly available electronic resource, which may be accessed without subscription or cost, at the following hyperlink, which is incorporated in this notice by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Your vote is very important, regardless of the number of shares that you own.   The merger cannot be completed unless the proposal to adopt the merger agreement is approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of our Common Stock as of the record date.
Even if you plan to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you attend the special meeting and vote at the special meeting, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the adoption of the merger agreement.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the special meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, and that will have the same effect as voting against the adoption of the merger agreement.
By Order of the Board of Directors,

Jeff Caywood
Senior Vice President, Treasurer and Secretary
Eagle, Idaho
Dated: [•], 2024

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED SEPTEMBER 6, 2024
PETIQ, INC.
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD VIRTUALLY VIA WEBCAST ON [•]
This proxy statement is dated [•] and, together with the enclosed form of proxy card, is first being sent to stockholders on or about [•].

i

YOUR VOTE IS IMPORTANT
The merger cannot be completed unless the proposal to adopt the merger agreement is approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of our Common Stock as of the record date.
EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE: (1) OVER THE INTERNET; (2) BY TELEPHONE; OR (3) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD (A PREPAID REPLY ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE). You may revoke your proxy or change your vote at any time before your proxy is voted at the special meeting.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the special meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, and that will have the same effect as voting against the adoption of the merger agreement.
If you are a stockholder of record, voting at the special meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain a “legal proxy” from the bank, broker or other nominee that holds your shares in order to vote at the special meeting.
If you fail to (1) return your proxy card, (2) grant your proxy electronically over the Internet or by telephone or (3) vote by virtual ballot in person at the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.
We encourage you to read the accompanying proxy statement and its annexes, including all documents incorporated by reference into the accompanying proxy statement, carefully and in their entirety. If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement, or need help voting your shares, please contact our proxy solicitation agent:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Toll Free: [•]
Email: [•]

TRANSACTION SUMMARY
Except as otherwise specifically noted in this proxy statement, “PetIQ,” the “Company,” “we,” “our,” “us” and similar words refer to PetIQ, Inc. and its subsidiaries, including PetIQ Holdings, LLC, a Delaware limited liability company, which we refer to as “HoldCo,” and PetIQ LLC, an Idaho limited liability company, which we refer to as “OpCo.” PetIQ is the sole managing member of HoldCo, which is the sole member of OpCo and, through HoldCo, we operate and control all of the business and affairs of OpCo and conduct the business now conducted by OpCo and its subsidiaries. Throughout this proxy statement, the “PetIQ Board” refers to PetIQ’s Board of Directors (other than Mr. Christensen, who recused himself in light of the Rollover Agreement and employment agreement described in this proxy statement). PetIQ has two classes of common stock, Class A common stock (the “Class A Common Stock”) and Class B common stock (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”). When we refer to “PetIQ options,” we mean PetIQ stock options and when we refer to “PetIQ RSUs,” we mean PetIQ restricted stock units.
Throughout this proxy statement, we refer to Gula Buyer Inc., as “Parent,” and Gula Merger Sub, Inc., as “Merger Sub.” In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger (as it may be amended from time to time), dated August 7, 2024, among Parent, Merger Sub and PetIQ as the “merger agreement.” This summary highlights selected information from this proxy statement related to the proposed merger of Merger Sub (a wholly owned subsidiary of Parent) with and into PetIQ with PetIQ surviving and continuing as a wholly owned subsidiary of Parent, pursuant to the merger agreement. We refer to this transaction as the “merger.” If the merger is completed, you will be entitled to receive $31.00 in cash, which we refer to as the “per share price,” without interest thereon and subject to any applicable withholding taxes, for each share of Class A Common Stock (each, a “Share” and together the “Shares”) that you own as of immediately prior to the effective time of the merger (including any Shares issued as a result of the automatic exchange of all outstanding shares of Class B Common Stock and all outstanding units of HoldCo that are not held by PetIQ or any of its subsidiaries for Shares in connection with the consummation of the merger), unless you have properly exercised your appraisal rights.
This proxy statement may not contain all of the information that is important to you. To understand the merger more fully and for a complete description of its legal terms, you should carefully read this proxy statement, including the annexes to this proxy statement and the other documents to which we refer in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find More Information.” A copy of the merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement, which is the legal document that governs the merger, carefully and in its entirety.
Introduction
On August 7, 2024, PetIQ agreed to be acquired by Bansk Group pursuant to the merger agreement. Pursuant to the merger agreement, Merger Sub will be merged with and into PetIQ, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. If the merger is completed, each outstanding Share as of immediately prior to the effective time of the merger (subject to certain exceptions, including any Shares held by stockholders who have properly exercised their appraisal rights and any Rollover Shares (as defined below)) will be converted into the right to receive $31.00 per share in cash without interest thereon and subject to applicable withholding taxes.
This proxy statement is being furnished to our stockholders in connection with the solicitation of proxies by the PetIQ Board for use at a special meeting of stockholders and at any adjournments thereof where our stockholders will be asked to consider and vote on proposals:
•
to adopt the merger agreement;

•
to approve, on a non-binding, advisory basis, the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger; and

•
to approve the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

A copy of the merger agreement is attached as Annex A to this proxy statement.
Parties Involved in the Merger (page 31)
PetIQ, Inc.
PetIQ is a leading pet medication, health and wellness company delivering a smarter way for pet parents to help their pets live their best lives through convenient access to affordable products and veterinary services. PetIQ’s product business engages with pet parents through retail and e-commerce sales channels with its branded and distributed pet medications as well as health and wellness items. PetIQ manufactures and distributes pet products from its world-class facilities in Omaha, Nebraska, Springville, Utah and Daytona Beach, Florida. PetIQ operates veterinary service clinics in 39 states at 2,600 retail partner locations.
PetIQ is the managing member of HoldCo, which is the sole member of OpCo and, through HoldCo, operates and controls all of the business and affairs of OpCo.
Our Class A Common Stock is listed on The Nasdaq Global Select Market (“NASDAQ”) under the symbol “PETQ.” Our principal executive offices are located at 230 E. Riverside Drive, Eagle, Idaho 83616, and our telephone number is 208-939-8900.
Gula Buyer Inc.
Parent was formed on August 2, 2024, solely for the purpose of engaging in the transactions contemplated by the merger agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement.
Gula Merger Sub, Inc.
Merger Sub is a wholly owned subsidiary of Parent and was formed on August 2, 2024, solely for the purpose of engaging in the transactions contemplated by the merger agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement.
Parent and Merger Sub are each affiliated with Bansk Group LP, Bansk Fund I-A, L.P., Bansk Fund I-B, L.P. and Gula Co-Invest, L.P. (collectively, the “Bansk Investment Vehicles”). In connection with the transactions contemplated by the merger agreement, the Bansk Investment Vehicles have committed to capitalize Parent at or prior to the closing of the merger on the terms and subject to the conditions set forth in an equity commitment letter, with the proceeds to be used, together with the proceeds from the Debt Financing (as defined below), to fund the aggregate consideration payable in respect of Shares, PetIQ options and PetIQ RSUs as well as certain other payment obligations in connection with the consummation of the transactions contemplated by the merger agreement. Certain of the Bansk Investment Vehicles have also provided a limited guarantee in favor of PetIQ, which guarantees any termination fee payable by Parent under the merger agreement and certain other payment obligations of Parent under the merger agreement, subject to the terms and conditions set forth in the limited guarantee.
Effects of the Merger (page 31)
Upon the terms and subject to the conditions of the merger agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), at the effective time of the merger: (1) Merger Sub will be merged with and into PetIQ; (2) the separate corporate existence of Merger Sub will cease; and (3) PetIQ will continue as the surviving corporation in the merger and as a wholly owned subsidiary of Parent. Throughout this proxy statement, we use the term “surviving corporation” to refer to PetIQ as the surviving corporation following the merger.
As a result of the merger, PetIQ will cease to be a publicly traded company. If the merger is completed, you will not own any shares of capital stock of the surviving corporation as a result of the merger.
The merger will become effective (the “effective time of the merger”) upon the filing of a certificate of merger with, and acceptance of that certificate by, the Secretary of State of the State of Delaware (or at a later time as PetIQ, Parent and Merger Sub may agree and specify in the certificate of merger).

Effect of the Merger on Our Outstanding Common Stock (page 32)
In connection with the consummation of the merger, all outstanding shares of Class B Common Stock and all outstanding units of HoldCo that are not held by PetIQ or any of its subsidiaries will be subject to the mandatory exchange provisions set forth in the Sixth Amended and Restated Limited Liability Company Agreement of HoldCo, dated as of July 19, 2017 (as amended, the “HoldCo LLC Agreement”), pursuant to which such shares of Class B Common Stock and HoldCo units will be automatically exchanged for Shares, which will be deemed to have been issued as of immediately prior to the effective time of the merger in accordance with the merger agreement (the “Mandatory Exchange”). In addition, to the extent any shares of Class B Common Stock and HoldCo Units are exchanged as a result of any voluntary exchange effected in accordance with the terms of the HoldCo LLC Agreement (a “Voluntary Exchange”) during the period prior to the closing, and the issuance of Shares in respect thereof has not been effected as of immediately prior to the effective time of the merger, such Shares will be deemed to have been issued as of immediately prior to the effective time of the merger. We refer to the Mandatory Exchange and any Voluntary Exchange in this proxy as a “HoldCo Unit Exchange.”
Upon the terms and subject to the conditions set forth in the merger agreement, at the effective time of the merger, each Share that is issued and outstanding as of immediately prior to the effective time of the merger (including any Shares issued as a result of the automatic exchange of all outstanding shares of our Class B Common Stock and all outstanding HoldCo units that are not held by PetIQ or any of its subsidiaries for Shares in connection with the consummation of the merger, but excluding (1) any Shares then held by PetIQ or any of its wholly owned subsidiaries or in its treasury; (2) any Shares held by Parent, Merger Sub or any other wholly owned subsidiary of Parent (including the Rollover Shares); or (3) any Shares held by holders who properly exercised their appraisal rights) will be automatically converted into the right to receive cash in an amount equal to the per share price, without interest thereon and less any applicable withholding taxes (or, in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the terms of the merger agreement).
After the merger is completed, you will have the right to receive the per share price for each Share that you own, but you will no longer have any rights as a stockholder (except that any of our stockholders who has properly and validly exercised and perfected, and has not validly withdrawn or otherwise subsequently lost, their appraisal rights will have the right to receive a payment for the “fair value” of their shares as determined pursuant to an appraisal proceeding as contemplated by the DGCL, as described in the section of this proxy statement captioned “The Merger — Appraisal Rights”).
At or prior to the closing of the merger, Parent will deposit (or cause to be deposited) a sufficient amount of cash with a designated paying agent to pay the aggregate per share price to our stockholders in accordance with the merger agreement. Once a stockholder has provided the paying agent with the documentation required by the paying agent, the paying agent will pay the stockholder the aggregate per share price payable under the merger agreement (less applicable withholding taxes) in exchange for the Shares held by that stockholder. For more information, see the section of this proxy statement captioned “The Merger Agreement — Paying Agent, Payment Fund and Exchange and Payment Procedures.”
The Special Meeting (page 25)
Date, Time and Place
A special meeting of our stockholders will be held on [•], 2024, at [•], Mountain time. You may attend the special meeting by pre-registering at [•]. On the day of the special meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. We refer to the special meeting, and any adjournment, postponement or other delay of the special meeting, as the “special meeting.” You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). We believe that a virtual meeting provides expanded access, improved communication and cost savings for our stockholders.

Purpose
At the special meeting, we will ask stockholders to vote on proposals to: (1) adopt the merger agreement; (2) approve, on a non-binding, advisory basis, the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger; and (3) adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Record Date; Shares Entitled to Vote
You are entitled to vote at the special meeting if you owned shares of our Common Stock as of the close of business on [•], 2024 (the “record date”). Our Class A Common Stock and Class B Common Stock will vote together on each of the matters set forth in this proxy statement. For each share of our Common Stock that you owned as of the close of business on the record date, you will have one vote on each matter properly submitted for a vote at the special meeting.
Quorum
As of the record date, there were [•] shares of our Common Stock outstanding and entitled to vote at the special meeting, comprised of [•] shares of Class A Common Stock and [•] shares of Class B Common Stock. The presence in person or by proxy of the holders of shares of stock having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the special meeting shall constitute a quorum.
Required Vote
The proposals to be voted on at the special meeting require the following votes:
•
Proposal 1:   Approval of the proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the issued and outstanding shares of our Common Stock as of the record date.

•
Proposal 2:   Approval of the proposal to approve the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger requires the affirmative vote of a majority of votes entitled to be cast by stockholders who are present in person or represented by proxy and entitled to vote. This vote will be on a non-binding, advisory basis.

•
Proposal 3:   Approval of the proposal to adjourn the special meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of a majority of votes entitled to be cast by stockholders who are present in person or represented by proxy and entitled to vote.

Voting and Proxies
Any stockholder of record entitled to vote at the special meeting may vote in any of the following ways:
•
by proxy, by returning a signed and dated proxy card (a prepaid reply envelope is provided for your convenience);

•
by proxy, by granting a proxy electronically over the internet or by telephone (using the instructions found on the proxy card); or

•
by attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by (1) signing another proxy card with a later date and returning it prior to the special meeting; (2) submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy; (3) delivering a written notice of revocation to our Corporate Secretary; or (4) attending the special meeting and voting at the special meeting.

If you are a beneficial owner and hold your shares of our Common Stock in “street name” through a bank, broker or other nominee, you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the special meeting. Under applicable stock exchange rules, banks, brokers or other nominees have the discretion to vote on routine matters, but not on non-routine matters.
THE PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING ARE ALL NON-ROUTINE MATTERS, AND BANKS, BROKERS AND OTHER NOMINEES CANNOT VOTE ON THESE PROPOSALS WITHOUT YOUR INSTRUCTIONS. THEREFORE, IT IS IMPORTANT THAT YOU CAST YOUR VOTE OR INSTRUCT YOUR BANK, BROKER OR NOMINEE ON HOW YOU WISH TO VOTE YOUR SHARES.
If you hold your shares of our Common Stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the special meeting if you obtain a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.
Recommendation of the PetIQ Board (page 28)
The PetIQ Board, after considering various factors (as described in the section of this proxy statement captioned “The Merger — Recommendation of the PetIQ Board and Reasons for the Merger”): (1) determined that the merger agreement, and the consummation of the merger and the other transactions contemplated by the merger agreement, are advisable, fair to and in the best interests of PetIQ and its stockholders; and (2) authorized and approved the execution, delivery and performance of the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement.
The PetIQ Board recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Opinion of PetIQ’s Financial Advisor (page 45)
PetIQ has engaged Jefferies LLC (“Jefferies”) as PetIQ’s financial advisor in connection with the merger. As part of this engagement, at a meeting of the PetIQ Board held on August 6, 2024 to evaluate the merger, Jefferies rendered an oral opinion, confirmed by delivery of a written opinion dated August 6, 2024, to the PetIQ Board as to the fairness, from a financial point of view and as of such date, of the per share price to be received by holders of Class A Common Stock (other than holders who enter into a Rollover Agreement in connection with the merger (“Rollover Persons”) and, as applicable, Bansk Group, the Bansk Investment Vehicles, Parent, Merger Sub, and their respective affiliates) pursuant to the merger agreement. The full text of Jefferies’ opinion, which describes various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Jefferies, is attached as Annex B to this proxy statement and is incorporated herein by reference. Jefferies’ opinion was provided for the use and benefit of the PetIQ Board (in its capacity as such) in its evaluation of the per share price from a financial point of view and did not address any other aspect of the merger or any other matter. Jefferies’ opinion did not address the relative merits of the merger or other transactions contemplated by the merger agreement as compared to any alternative transaction or opportunity that might be available to PetIQ, nor did it address the underlying business decision by PetIQ to engage in the merger. Jefferies’ opinion did not constitute a recommendation to the PetIQ Board, and does not constitute a recommendation to any securityholder, as to how to vote or act with respect to the merger or any other matter. The summary of Jefferies’ opinion set forth herein is qualified in its entirety by reference to the full text of Jefferies’ opinion.
Treatment of Equity Awards in the Merger (page 55)
The merger agreement provides that PetIQ’s equity awards that are outstanding immediately prior to the effective time of the merger will be treated in the following manner in connection with the merger. For more information, see the section of this proxy statement captioned “The Merger — Conversion of Shares — Treatment of Equity Awards.”
Treatment of PetIQ Options
At the effective time of the merger, each outstanding PetIQ option, whether vested or unvested, will be automatically cancelled and converted into the right to receive an amount in cash equal to (1) the total number of shares of Class A Common Stock subject to such PetIQ option as of immediately prior to the effective time of the merger, multiplied by (2) the excess, if any, of (A) the per share price over (B) the per share exercise price for such PetIQ option, less applicable withholding taxes. Any PetIQ option that has a per share exercise price that is greater than or equal to the per share price will be automatically cancelled at the effective time of the merger for no consideration.
Treatment of PetIQ Restricted Stock Units
At the effective time of the merger, each outstanding PetIQ RSU, whether vested or unvested, will be automatically cancelled and converted into the right to receive an amount in cash equal to (1) the total number of shares of Class A Common Stock subject to such PetIQ RSU as of immediately prior to the effective time of the merger, multiplied by (2) the per share price, less applicable withholding taxes.
Employee Benefits (page 89)
The merger agreement provides that, for a period of one year following the effective time of the merger, Parent will provide to each employee of PetIQ or any of our subsidiaries who continues to be an employee of the surviving corporation or one of its affiliates during such period (a “continuing employee”): (i) annual base salary or base wages and annual cash incentive target amount and commission opportunities that are, in each case, no less favorable than those provided to such continuing employee immediately prior to the effective time of the merger; (ii) employee benefits (including vacation and related benefits and excluding equity or equity-based compensation, long-term incentives, defined benefit pension, nonqualified deferred compensation and retiree or post-termination welfare benefits or compensation, and severance payments and severance benefits) that are substantially comparable in the aggregate to those provided to such continuing employee immediately prior to the effective time of the merger; and (iii) service credit for eligibility to participate in, and benefit levels (including levels of benefits under Parent’s or the surviving corporation’s vacation policy) and eligibility for vesting under Parent’s or the surviving corporation’s employee benefit plans and arrangements (other than equity or equity-based plans or arrangements) with respect to his or her length of service with us prior to the closing date of the merger, but not for purposes of benefit accruals; provided that the foregoing will not result in the duplication of benefits for the same period of service. For more information, see the section of this proxy statement captioned “The Merger Agreement — Employee Benefits.”
Interests of PetIQ’s Directors and Executive Officers in the Merger (page 54)
When considering the recommendation of the PetIQ Board that you vote to approve the proposal to adopt the merger agreement, you should be aware that, in addition to the Amended CEO Employment Agreement and Rollover Agreements (as defined below), our directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a stockholder. In (1) evaluating and negotiating the merger agreement; (2) approving the merger agreement and the merger; and (3) recommending that the merger agreement be adopted by our stockholders, the PetIQ Board was aware of and considered these interests to the extent that they existed at the time, among other matters. For more information, see the section of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger.”
Rollover Agreements; CEO Employment Agreement (page 56)
In connection with the execution of the merger agreement, our Chairman and Chief Executive Officer, McCord Christensen, has entered into an amended and restated employment agreement with PetIQ (the “Amended CEO Employment Agreement”), to become effective at the closing of the merger, and he and certain of our other executive officers have each entered into a rollover agreement (collectively, the “Rollover

Agreements”) with a parent entity of Parent (“TopCo”), pursuant to which such executive officers will reinvest the shares of Common Stock held by them (the “Rollover Shares”) and certain of the proceeds to be received by them under the merger agreement in respect of their PetIQ equity awards into a number of TopCo equity interests. For more information, see the sections of this proxy statement captioned “Amended Employment and Severance Arrangement with McCord Christensen” and “Rollover Agreements” in the section of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger.”
Appraisal Rights (page 61)
If the merger is consummated, our stockholders (including beneficial owners of shares of our capital stock) who (1) do not vote in favor of the adoption of the merger agreement; (2) continuously hold their Shares through the effective time of the merger; (3) properly demand appraisal of their Shares; (4) meet certain statutory requirements described in this proxy statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their Shares in connection with the merger under Section 262 of the DGCL if certain conditions set forth in Section 262(g) of the DGCL are satisfied. This means that these persons will be entitled to have their Shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their Shares, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be the fair value from the effective time of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation, or Parent, makes a voluntary cash payment to persons seeking appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the Shares as determined by the Delaware Court of Chancery; and (y) interest theretofore accrued, unless paid at that time). Parent and the surviving corporation are under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their Shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.
Persons considering seeking appraisal should be aware that the fair value of their Shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their Shares.
Only a stockholder of record or a beneficial owner may submit a demand for appraisal. To exercise appraisal rights, such person must (1) submit a written demand for appraisal to PetIQ before the vote is taken on the proposal to adopt the merger agreement; (2) not vote, in person or by proxy, in favor of the proposal to adopt the merger agreement; (3) continue to hold of record or own beneficially their Shares through the effective time of the merger; and (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings with respect of PetIQ unless certain conditions are satisfied by the persons seeking appraisal, as described further below. The requirements under Section 262 of the DGCL for exercising appraisal rights are described in further detail in this proxy statement, which description is qualified in its entirety by Section 262 of the DGCL. Pursuant to Subsection (d)(1) of Section 262 of the DGCL, this proxy statement is to include either a copy of Section 262 of the DGCL or information directing the stockholders to a publicly available electronic resource at which Section 262 of the DGCL may be accessed without subscription or cost. You may find an electronic copy of Section 262 of the DGCL available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In the event of any inconsistency between the information contained in this summary, this proxy statement, or any of the documents incorporated herein or therein by reference, and the actual text of Section 262 of the DGCL, the actual text of Section 262 of the DGCL controls. All references in Section 262 of the DGCL and in this summary to a “stockholder” are to the record holder of Shares as to which appraisal rights are asserted, unless otherwise expressly noted herein.

All references in Section 262 of the DGCL and in this summary “beneficial owner” mean a person who is the beneficial owner of Shares held either in voting trust or by a nominee on behalf of such person, unless otherwise expressly noted.
Material U.S. Federal Income Tax Consequences of the Merger (page 66)
For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined in the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for such U.S. Holder’s shares of Class A Common Stock in the merger generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the merger and such U.S. Holder’s adjusted tax basis in the shares of Class A Common Stock surrendered in the merger.
A Non-U.S. Holder (as defined in the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to such Non-U.S. Holder’s exchange of Class A Common Stock for cash in the merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax.
For more information, see the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger.” The discussion in such section is for general information purposes only, however, and does not address all of the tax consequences that may be relevant to U.S. Holders and Non-U.S. Holders in light of their particular circumstances, including, without limitation, the tax consequences relating to any HoldCo Unit Exchange and the tax consequences to such holders that own a direct or indirect equity interest in TopCo following the merger as a result of the Rollover Agreements. U.S. Holders and Non-U.S. Holders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.
Efforts to Close the Merger; Regulatory Approvals Required for the Merger (page 69)
Under the merger agreement, the merger cannot be completed until the waiting period (and extensions thereof, if any) applicable to the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) have expired or otherwise been terminated.
PetIQ and Parent each filed or caused to be filed the requisite notification forms under the HSR Act with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”) on August 21, 2024. Both before and after the expiration of the applicable waiting period, the FTC and the DOJ retain the authority to challenge the merger on antitrust grounds.
Financing of the Merger; Limited Guarantee (page 71)
The transactions contemplated by the merger agreement, including the payment of consideration due to our stockholders and the holders of PetIQ options and PetIQ RSUs under the merger agreement, the repayment or refinancing of certain indebtedness of PetIQ, including payments of all amounts required to be paid in connection with the merger pursuant to (a) the ABL Credit and Guaranty Agreement, dated as of April 13, 2021, by and among HoldCo, OpCo, certain subsidiaries of HoldCo party thereto, the lenders party thereto and KeyBank National Association, as administrative agent and collateral agent (as amended, the “ABL Credit Agreement”), (b) the Term Credit and Guaranty Agreement, dated as of April 13, 2021, by and among HoldCo, OpCo, certain subsidiaries of HoldCo party thereto, the lenders party thereto and Jefferies Finance LLC, as administrative and collateral agent, as amended (the “Term Credit Agreement” and together with the ABL Credit Agreement, the “Credit Agreements”) and (c) the Indenture, dated as of May 19, 2020, by and between PetIQ and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Indenture”) and the 4.00% convertible senior notes due 2026 issued pursuant thereto (the “Convertible Notes”) and the payment of all related fees and expenses, will be funded with the proceeds of the Financing (as defined below).

Pursuant to an equity commitment letter (the “equity commitment letter”), the Bansk Investment Vehicles have committed to capitalize Parent at or prior to the closing of the merger (the “Equity Financing”), with the proceeds to be used, together with the proceeds from the Debt Financing, to fund the payment of the aggregate consideration to be paid in respect of Shares, PetIQ options and PetIQ RSUs pursuant to the merger agreement, the repayment of certain PetIQ indebtedness as discussed above, as well as any fees, costs and expenses that Parent, Merger Sub and PetIQ are required to pay in connection with the consummation of the merger. Pursuant to a debt commitment letter (the “debt commitment letter” and, together with the equity commitment letter, the “commitment letters”), the lenders party to the debt commitment letter have committed to provide a $685,000,000 term loan facility (the “term loan”) and $125,000,000 revolving credit facility (the “revolving credit facility”) to Parent on the terms and subject to the conditions set forth therein to fund a portion of the payment of the aggregate merger consideration and other amounts required to be paid under the merger agreement (the “Debt Financing” and together with the Equity Financing, the “Financing”). For more information, see the section of this proxy statement captioned “The Merger — Financing of the Merger; Limited Guarantee.”
Settlement of conversions or repurchases of our issued and outstanding Convertible Notes will be handled by Parent and the surviving corporation after the closing of the merger.
Certain of the Bansk Investment Vehicles have also provided a limited guarantee in favor of PetIQ in respect of any termination fee payable by Parent as well as certain other payment obligations of Parent under the merger agreement.
For more information, see the section of this proxy statement captioned “The Merger — Financing of the Merger; Limited Guarantee.”
No Solicitation of Other Acquisition Proposals (page 85)
From August 7, 2024, until the effective time of the merger (or the earlier termination of the merger agreement) PetIQ agreed to (i) cease and cause to be terminated any discussions or negotiations between PetIQ or any of its subsidiaries and any other person and its representatives in connection with any acquisition proposal, and (ii) terminate any data room access (or other access to diligence) granted to any such person and its representatives (other than Parent and its representatives) in connection with a potential acquisition proposal.
In particular, under and subject to the terms of the merger agreement, from August 7, 2024 and continuing until the earlier to occur of the effective time of the merger or the termination of the merger agreement, PetIQ and its subsidiaries will not, and will direct their respective representatives to not, directly or indirectly:
•
engage in any solicitation, knowing facilitation or encouragement (including by way of providing non-public information), discussions or negotiations with any persons with respect to an acquisition proposal or any proposal or offer that would reasonably be expected to lead to an acquisition proposal;

•
solicit, initiate or knowingly facilitate or knowingly encourage (including by way of furnishing non-public information) any acquisition proposal or any inquiries regarding, or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an acquisition proposal or the making, submission or announcement of any acquisition proposal;

•
engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish or afford access to any other person any non-public information relating to PetIQ or its business, properties, assets, books, records or other non-public information, in connection with or for the purpose of solicitating, initiating, knowingly facilitating or encouraging, an acquisition proposal or any proposal or offer that would reasonably be expected to lead to an acquisition proposal;

•
enter into, approve or endorse any acquisition agreement; or

•
authorize or commit to do any of the foregoing.

However, prior to the adoption of the merger agreement by our stockholders, in the event that PetIQ or any of its subsidiaries or any of their respective representatives receives a bona fide written acquisition proposal from any person that was not solicited in breach of the foregoing non-solicitation restrictions and the PetIQ Board of Directors (or a committee thereof) determines in good faith, after consultation with PetIQ’s financial advisors and outside legal counsel, that such acquisition proposal constitutes or would reasonably be expected to lead to as superior proposal, and the PetIQ Board of Directors determines in good faith, after consultation with outside legal counsel that the failure to take any of the following actions would be inconsistent with its fiduciary duties under applicable law, then PetIQ and its representatives may (1) enter into an acceptable confidentiality agreement with such person and furnish information with respect to PetIQ and its subsidiaries to such person and its representatives and financing sources and (2) engage or otherwise participate in discussions or negotiations with such person and its representatives and financing sources.
PetIQ is not entitled to terminate the merger agreement to enter into an agreement for a superior proposal unless it complies with certain procedures in the merger agreement, including engaging in good faith negotiations with Parent during a specified period. If PetIQ terminates the merger agreement in order to accept a superior proposal from a third party, it must pay a termination fee to an affiliate of Parent.
For more information, see the section of this proxy statement captioned “The Merger Agreement — No Solicitation of Other Acquisition Proposals.”
PetIQ Board Recommendation Change (page 87)
The PetIQ Board may not withdraw its recommendation that our stockholders adopt the merger agreement or take certain similar actions other than, under certain circumstances, if the PetIQ Board of Directors determines in good faith, after consultation with PetIQ’s outside legal counsel, that failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law.
Moreover, the PetIQ Board cannot withdraw its recommendation that our stockholders adopt the merger agreement or take certain similar actions unless it complies with certain procedures in the merger agreement, including engaging in good faith negotiations with Parent during a specified period, to the extent Parent desires to negotiate. If PetIQ or Parent terminates the merger agreement under certain circumstances, including because the PetIQ Board withdraws its recommendation that our stockholders adopt the merger agreement, then PetIQ must pay to an affiliate of Parent a termination fee. For more information, see the section of this proxy statement captioned “The Merger Agreement — The PetIQ Board’s Recommendation; Board Recommendation Change.”
Conditions to the Closing of the Merger (page 94)
The respective obligations of Parent, Merger Sub and PetIQ, as applicable, to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) at or prior to the effective time of the merger of certain conditions, including the following:
•
the receipt of the required stockholder vote;

•
the expiration or termination of the waiting period under the HSR Act applicable to the transactions contemplated by the merger agreement; and

•
the absence of any law, order or injunction that prohibits the consummation of the merger.

In addition, the obligations of Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) at or prior to the effective time of the merger of each of the following additional conditions, any of which may be waived exclusively by Parent:
•
the accuracy of the representations and warranties of PetIQ set forth in the merger agreement, subject to applicable materiality or other qualifiers, as of the closing date or the date in respect of which such representation or warranty was specifically made;

•
PetIQ having performed and complied in all material respects with all covenants in the merger agreement required to be performed and complied with by it at or prior to the closing of the merger;

•
the absence of any Company Material Adverse Effect (as defined in the section of this proxy statement captioned “The Merger Agreement — Representations and Warranties”) having occurred since August 7, 2024, that is continuing; and

•
the receipt by Parent and Merger Sub of a customary closing certificate of PetIQ.

In addition, the obligations of PetIQ to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) at or prior to the effective time of the merger of each of the following additional conditions, any of which may be waived exclusively by PetIQ:
•
the accuracy of the representations and warranties of Parent and Merger Sub set forth in the merger agreement, subject to applicable materiality or other qualifiers, as of the closing date or the date in respect of which such representation or warranty was specifically made;

•
Parent and Merger Sub having performed and complied in all material respects with all covenants in the merger agreement required to be performed and complied by Parent and Merger Sub at or prior to the closing of the merger; and

•
the receipt by PetIQ of a customary closing certificate of Parent and Merger Sub.

Termination of the Merger Agreement (page 95)
The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the adoption of the merger agreement by our stockholders (except as otherwise provided in the merger agreement), in the following circumstances:
•
by mutual written consent of PetIQ and Parent;

•
by either PetIQ or Parent if:

•
a court of competent jurisdiction or other governmental body has issued or enacted a legal restraint that would prohibit the closing of the merger and such legal restraint has become final and non-appealable; provided, that this right to terminate the merger agreement will not be available to a party if its (or in the case of Parent, its or Merger Sub’s) material breach of any provision of the merger agreement has resulted in, or was a principal cause of, the failure to satisfy the no legal restraint condition or such legal restraint becoming final and non-appealable;

•
whether prior to or after the receipt of the required stockholder vote, the effective time has not occurred on or prior to 11:59 p.m. Eastern Time on the termination date (as defined below); provided, that this right to terminate the merger agreement will not be available to any party if its (or in the case of Parent, its or Merger Sub’s) material breach of any provision of the merger agreement has resulted in, or was a principal cause of, the failure of the effective time to occur by the termination date; or

•
the special meeting (including any adjournment or postponement thereof) has concluded and the required stockholder vote has not been obtained.

•
by PetIQ if:

•
subject to a 30-day cure period, and whether prior to or after the receipt of the required stockholder vote, Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties or covenants in the merger agreement such that the related closing condition would not be satisfied;

•
prior to receiving the required stockholder vote in order to accept a superior proposal and enter into an acquisition agreement with respect thereto, so long as (1) PetIQ has complied with the requirements of the merger agreement with respect to such superior proposal, (2) prior to or concurrently with such termination, PetIQ pays the applicable termination fee; and (3) substantially concurrently with such termination, PetIQ enters into an acquisition agreement to consummate such superior proposal; or

•
(1) all of the closing conditions set forth in the merger agreement have been and continue to be satisfied (other than those conditions that by their terms are to be satisfied at the closing of the merger, each of which is capable of being satisfied at the closing of the merger) or waived; (2) Parent and Merger Sub fail to consummate the closing of the merger by the time required under the merger agreement; (3) PetIQ has irrevocably notified Parent in writing that if Parent performs its obligations under the merger agreement and the equity and debt financing are funded in accordance with the commitment letters, then PetIQ is ready, willing and able to consummate the closing of the merger; (4) PetIQ gives Parent written notice at least three business days prior to such termination stating PetIQ’s intention to terminate the merger agreement; and (5) the closing of the merger has not been consummated by the end of such three business day period; and
•
by Parent if:

•
subject to a 30-day cure period, and whether prior to or after the receipt of the required stockholder vote, PetIQ has breached or failed to perform in any material respect any of its representations, warranties or covenants in the merger agreement such that the related closing condition would not be satisfied; or

•
prior to receiving the requisite stockholder vote, (1) the PetIQ Board of Directors (or a committee thereof) makes an adverse change recommendation (as defined in the section of this proxy statement captioned “The Merger Agreement — The PetIQ Board’s Recommendation; Board Recommendation Change”) (except that Parent’s right to terminate the merger agreement in such instance will expire at 11:59 p.m., Eastern time, on the twentieth business day following the date on which Parent becomes aware of such adverse change recommendation) or (2) PetIQ is in willful breach of any of its obligations under the merger agreement with respect to the non-solicitation of acquisition proposals or the adverse change recommendation and has not cured such breach within ten business days of receipt of a notice of such breach from Parent.

Termination Fees and Remedies (page 96)
The merger agreement contains certain termination rights for PetIQ and Parent. Upon valid termination of the merger agreement under specified circumstances, PetIQ has agreed to pay an affiliate of Parent a termination fee of $34,606,500. Specifically, this termination fee will be payable by PetIQ to such affiliate of Parent if the merger agreement is terminated:
•
by PetIQ in order to enter into an acquisition agreement with respect to a superior proposal in accordance with the terms of the merger agreement; or

•
(1) by Parent if the PetIQ Board of Directors (or a committee thereof) makes an adverse change recommendation or PetIQ is in willful breach of certain obligations under the merger agreement which has not been cured, or (2) by PetIQ for the failure of the effective time of the merger to have occurred by the termination date or the failure to obtain the required stockholder vote at a time when Parent would have had the right to terminate for an adverse change recommendation or PetIQ’s willful breach of certain obligations under the merger agreement which has not been cured.

The termination fee will also be payable by PetIQ in certain circumstances if:
•
the merger agreement is terminated (1) for the failure of the effective time of the merger to have occurred by the termination date; (2) for the failure to obtain the required stockholder vote; or (3) subject to a 30-day cure period, because PetIQ breaches or fails to perform in any material respect any of its representations, warranties or covenants in a manner that would cause the related closing conditions to not be satisfied;

•
following the execution of the merger agreement and prior to the termination of the merger agreement, an acquisition proposal has been publicly announced or otherwise made and not withdrawn; and

•
within twelve months of such termination, PetIQ consummates an acquisition proposal involving the acquisition of at least 50% of PetIQ’s assets, Shares or voting interests or enters into a definitive agreement with respect to such an acquisition proposal.

Upon valid termination of the merger agreement under specified circumstances, Parent has agreed to pay PetIQ a termination fee of $69,213,000. Specifically, this termination fee will be payable by Parent to PetIQ if the merger agreement is terminated:

•
(1) by PetIQ, because Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties or covenants in the merger agreement such that the related closing condition would not be satisfied, which termination right is subject to a 30-day cure period; or (2) by Parent for the failure of the effective time of the merger to have occurred by the termination date at a time when PetIQ would have had the right to terminate to terminate for such a breach or failure to perform by Parent or Merger Sub; or

•
(1) by PetIQ for a financing failure (as defined below), or (2) by Parent for the failure of the effective time of the merger to have occurred by the termination date at a time when PetIQ would have been entitled to terminate the merger agreement for a financing failure.

Neither PetIQ nor Parent, as applicable, is required to pay a termination fee on more than one occasion. The merger agreement also provides that PetIQ, on the one hand, or Parent and Merger Sub, on the other hand, may specifically enforce the obligations under the merger agreement, except that PetIQ may only cause Parent and Merger Sub to consummate the merger, and Parent to cause the Equity Financing to be funded pursuant to the equity commitment letter, if certain conditions (including the funding of the Debt Financing) are satisfied. Subject to limited exceptions, Parent’s and Merger Sub’s aggregate liability for monetary damages for breaches of the merger agreement are capped at an amount equal to $69,213,000, plus any enforcement expenses (subject to a cap of $3,000,000) plus certain reimbursement obligations under the merger agreement, and PetIQ’s liability for monetary damages for breaches of the merger agreement if the merger agreement is terminated is capped at $100,000,000 plus the amount of any enforcement expenses (subject to a cap of $3,000,000).
Delisting and Deregistration of Our Class A Common Stock (page 72)
If the merger is completed, our Class A Common Stock will no longer be traded on NASDAQ and will be deregistered under the Securities Exchange Act of 1934 (the “Exchange Act”). We will no longer be required to file periodic reports, current reports and proxy and information statements with the Securities and Exchange Commission (the “SEC”) on account of our Class A Common Stock.
Effect on PetIQ if the Merger is Not Completed (page 32)
If the merger agreement is not adopted by our stockholders, or if the merger is not completed for any other reason, our stockholders will not receive any payment for their Shares in connection with the merger. Instead: (1) PetIQ will remain an independent public company; (2) our Class A Common Stock will continue to be listed and traded on NASDAQ and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC.
In addition, if the merger is not completed, we expect that: (A) our management will continue to operate the business as it is currently being operated; and (B) our stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the industry in which PetIQ operates and adverse economic conditions.
Furthermore, if the merger is not completed, and depending on the circumstances that cause the merger not to be completed, the price of our Shares may decline significantly.
Accordingly, there can be no assurance as to the effect of the merger not being completed on the future value of the Shares you hold. If the merger is not completed, the PetIQ Board of Directors will continue to evaluate and review, among other things, PetIQ’s business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate. If the merger agreement is not adopted by our stockholders or if the merger is not completed for any other reason, PetIQ’s business, prospects or results of operation may be adversely impacted.
In specified circumstances in which the merger agreement is terminated, PetIQ has agreed to pay an affiliate of Parent a termination fee.

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that are important to you. We encourage you to carefully read the more detailed information contained elsewhere in this proxy statement, including the annexes to this proxy statement and the other documents to which we refer in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find More Information.”
Q:
Why am I receiving these materials?

A:
On August 7, 2024, we announced that PetIQ entered into the merger agreement. Under the merger agreement, Parent will acquire PetIQ for $31.00 in cash per Share, without interest thereon and subject to any applicable withholding taxes. In order to complete the merger, our stockholders representing a majority of the voting power of all issued and outstanding shares of our Common Stock as of the record date must vote to adopt the merger agreement at the special meeting. This approval is a condition to the consummation of the merger. See the section of this proxy statement captioned “The Merger Agreement — Conditions to the Closing of the Merger.” The PetIQ Board is furnishing this proxy statement and form of proxy card to our stockholders in connection with the solicitation of proxies of our stockholders to be voted at the special meeting.

This proxy statement, which you should read carefully, contains important information about the merger, the merger agreement, the special meeting and the matters to be voted on at the special meeting. The enclosed materials allow you to submit a proxy to vote your shares of our Common Stock without attending the special meeting and to ensure that your shares of our Common Stock are represented and voted at the special meeting.
Your vote is very important. Even if you plan to attend the special meeting, we encourage you to submit your proxy as soon as possible.
Q:
What is the proposed merger and what effects will it have on PetIQ?

A:
The proposed merger is the acquisition of PetIQ by Parent, an affiliate of Bansk Group. If the proposal to adopt the merger agreement is approved by our stockholders and the other closing conditions under the merger agreement are satisfied or waived, Merger Sub will merge with and into PetIQ, with PetIQ continuing as the surviving corporation. As a result of the merger, PetIQ will become a wholly owned subsidiary of Parent, and our Class A Common Stock will no longer be publicly traded and will be delisted from NASDAQ. In addition, our Class A Common Stock will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC.

Q:
What will I receive if the merger is completed?

A:
Upon completion of the merger, you will be entitled to receive $31.00 in cash, without interest and less any applicable withholding taxes, for each Share that you own as of immediately prior to the effective time of the merger (unless you have properly exercised, and not validly withdrawn or subsequently lost, your appraisal rights under the DGCL, and certain other conditions under the DGCL are satisfied). For example, if you own 100 Shares, you will be entitled to receive $3,100 in cash in exchange for your Shares, without interest thereon and subject to any applicable withholding taxes.

Q:
How does the per share price compare to the market price of PetIQ’s Class A Common Stock?

A:
The per share price constitutes (1) a premium of approximately 51% over the closing price per share of Class A Common Stock on August 6, 2024, the last full trading day prior to the transaction announcement and (2) a premium of approximately 41% over the volume weighted average price of Class A Common Stock for the 30-day period ending August 6, 2024.

Q:
What will happen to PetIQ options and PetIQ RSUs?

A:
PetIQ options and PetIQ RSUs will be treated as follows:

•
At the effective time of the merger, each outstanding PetIQ option, whether vested or unvested, will be automatically cancelled and converted into the right to receive an amount in cash equal to (1) the total number of shares of Class A Common Stock subject to such PetIQ option as of immediately prior to the effective time of the merger, multiplied by (2) the excess, if any, of (A) the per share price over (B) the per share exercise price for such PetIQ option, less applicable withholding taxes. Any PetIQ option that has a per share exercise price that is greater than or equal to the per share price will be automatically cancelled at the effective time of the merger for no consideration.

•
At the effective time of the merger, each outstanding PetIQ RSU, whether vested or unvested, will be automatically cancelled and converted into the right to receive an amount in cash equal to (1) the total number of shares of Class A Common Stock subject to such PetIQ RSU as of immediately prior to the effective time of the merger, multiplied by (2) the per share price, less applicable withholding taxes.

Q:
What am I being asked to vote on at the special meeting?

A:
You are being asked to vote on the following proposals:

•
to adopt the merger agreement pursuant to which Merger Sub will merge with and into PetIQ and PetIQ will become a wholly owned subsidiary of Parent;

•
to approve, on a non-binding, advisory basis, the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger; and

•
to approve the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Q:
When and where is the special meeting?

A:
The special meeting will take place on [•], 2024, at [•], Mountain time. You may attend the special meeting by pre-registering at [•]. On the day of the special meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. You will be able to listen to the special meeting live and vote online. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares).

Q:
Who is entitled to vote at the special meeting?

A:
All of our stockholders as of the close of business on [•], 2024, which is the record date for the special meeting, are entitled to vote their shares of our Common Stock at the special meeting. As of the record date, there were [•] shares of our Common Stock outstanding and entitled to vote at the special meeting, comprised of [•] shares of Class A Common Stock and [•] shares of Class B Common Stock. Our Class A Common Stock and Class B Common Stock will vote together on each of the matters set forth in this proxy statement. For each share of our Common Stock that you owned as of the close of business on the record date, you will have one vote on each matter properly submitted for a vote at the special meeting.

Q:
What vote is required to approve the proposal to adopt the merger agreement?

A:
The affirmative vote of the holders representing a majority of the issued and outstanding shares of Common Stock as of the record date is required to adopt the merger agreement.

The failure of any stockholder of record to (1) submit a signed proxy card; (2) grant a proxy over the internet or by telephone; or (3) attend and vote at the special meeting, will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. If you hold your shares in “street name,” the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. Abstentions will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.
Q:
What vote is required to approve (1) the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by PetIQ to its named executive officers in connection with the merger; and (2) the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting?

A:
Approval of the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger requires the affirmative vote of a majority of votes entitled to be cast by stockholders who are present in person or represented by proxy and entitled to vote.

Approval of the proposal to adjourn the special meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of a majority of votes entitled to be cast by stockholders who are present in person or represented by proxy and entitled to vote.
The failure of any stockholder of record to (1) submit a signed proxy card; (2) grant a proxy over the internet or by telephone; or (3) vote at the special meeting will not have any effect on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger, or the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting, except to the extent that such failure affects obtaining a quorum at the meeting. If you hold your shares in “street name,” the failure to instruct your bank, broker or other nominee how to vote your shares will not have any effect on these proposals, except to the extent that such failure affects obtaining a quorum at the meeting. In all cases, abstentions are treated as shares present and entitled to vote and will have the same effect as a vote “AGAINST” these proposals.
Q:
What do I need to do now?

A:
We encourage you to read this proxy statement, the annexes to this proxy statement and the documents that we refer to or incorporate by reference in this proxy statement carefully and consider how the merger affects you.

Then, even if you expect to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience), or grant your proxy electronically over the internet or via telephone (using the instructions found on the proxy card), so that your shares can be voted at the special meeting. If you hold your shares in “street name,” please refer to the voting instruction form provided by your bank, broker or other nominee for information on how to vote your shares. If you attend the special meeting and vote at the special meeting, your vote will revoke any previously submitted proxy.
Q:
How does the PetIQ Board recommend that I vote?

A:
The PetIQ Board recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Q:
What happens if the merger is not completed?

A:
If the merger agreement is not adopted by our stockholders or if the merger is not completed for any other reason, our stockholders will not receive any payment for their Shares in connection with the merger. Instead: (1) PetIQ will remain an independent public company; (2) our Class A Common Stock will continue to be listed and traded on NASDAQ and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC.
In certain circumstances specified in the merger agreement in which the merger agreement is terminated, PetIQ has agreed to pay an affiliate of Parent a termination fee.
For more information, see the section of this proxy statement captioned “The Merger Agreement —  Termination Fees and Remedies.”
Q:
What is the compensation that will or may become payable by PetIQ to its named executive officers in connection with the merger?

A:
The compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger is certain compensation that is tied to or based on the merger and payable to certain of PetIQ’s named executive officers pursuant to underlying plans and arrangements that are contractual in nature. Compensation that will or may become payable by Parent or its affiliates (including, following the consummation of the merger, the surviving corporation) to our named executive officers in connection with or following the merger is not subject to this advisory vote. For further information, see the section of this proxy statement captioned “Proposal 2: Approval, on a Non-Binding, Advisory Basis, of Certain Merger-Related Executive Compensation.”

Q:
Why am I being asked to cast a vote to approve the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger?

A:
PetIQ is required to seek approval, on a non-binding, advisory basis, of compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger. Approval of the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger is not required to consummate the merger.

Q:
What will happen if PetIQ’s stockholders do not approve the compensation that will or may become payable by PetIQ to its named executive officers in connection with the merger?

A:
Approval of the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger is not a condition to consummation of the merger. This is an advisory vote and will not be binding on PetIQ or Parent. The underlying plans and arrangements providing for such compensation are contractual in nature and are not, by their terms, subject to stockholder approval.

Accordingly, if the merger agreement is adopted by our stockholders and the merger is consummated, the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger will or may be paid to PetIQ’s named executive officers even if our stockholders do not approve such compensation.
Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, to be the “stockholder of record.” If you are a stockholder of record, this proxy statement and your proxy card have been sent directly to you by or on behalf of PetIQ. As a stockholder of record, you may attend the special meeting and vote your shares at the special meeting using the control number on the enclosed proxy card.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of our Common Stock held in “street name.” If you are a beneficial owner of shares of our Common Stock held in “street name,” this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote your shares at the special meeting unless you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.
Q:
If my broker holds my shares in “street name,” will my broker automatically vote my shares for me?

A:
No. Your bank, broker or other nominee is permitted to vote your shares on any proposal currently scheduled to be considered at the special meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your shares. Without instruction, your shares will not be counted for the purpose of obtaining a quorum or voted on the proposals, which will have the same effect as if you voted “AGAINST” adoption of the merger agreement, but will have no effect on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger or the adjournment proposal.

Q:
How may I vote?

A:
If you are a stockholder of record (that is, if your shares of our Common Stock are registered in your name with Computershare Trust Company, N.A., our transfer agent), there are four ways to vote:

•
by signing, dating and returning the enclosed proxy card (a prepaid reply envelope is provided for your convenience);

•
by visiting the internet address on your proxy card;

•
by calling the toll-free (within the United States or Canada) phone number on your proxy card; or

•
by attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

The control number located on your proxy card is designed to verify your identity and allow you to vote your shares of our Common Stock and to confirm that your voting instructions have been properly recorded when voting electronically over the internet or by telephone. Although there is no charge for voting your shares, if you vote electronically over the internet or by telephone, you may incur costs such as internet access and telephone charges for which you will be responsible.
Even if you plan to attend the special meeting, you are strongly encouraged to vote your shares of our Common Stock by proxy. If you are a stockholder of record or if you obtain a “legal proxy” to vote shares that you beneficially own, you may still vote your shares of our Common Stock at the special meeting even if you have previously voted by proxy. If you attend the special meeting and vote at the special meeting, your vote will revoke any previously submitted proxy.
If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker or other nominee, electronically over the internet or by telephone. To vote over the internet or via telephone through your bank, broker or other nominee, you should follow the instructions on the voting instruction form provided by your bank, broker or nominee. However, because you are not the stockholder of record, you may not vote your shares at the special meeting unless you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.
Q:
May I attend the special meeting and vote at the special meeting?

A:
Yes. You may attend the special meeting by pre-registering at [•]. On the day of the special meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. You will be able to listen to the special meeting live and vote online. The special meeting will begin at [•], Mountain time, on [•], 2024. Online check-in will begin a few minutes prior to the special meeting. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). As the special meeting is virtual, there will be no physical meeting location.
Even if you plan to attend the special meeting, to ensure that your shares will be represented at the special meeting, we encourage you to sign, date and return the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you attend the special meeting and vote at the special meeting, your vote will revoke any proxy previously submitted.
If, as of the record date, you are a beneficial owner of shares held in “street name,” you may not vote your shares at the special meeting unless you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting. Otherwise, you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or voted at the meeting, which will have the same effect as voting against the adoption of the merger agreement.
Q:
Why did PetIQ choose to hold a virtual special meeting?

A:
The PetIQ Board decided to hold the special meeting virtually in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from virtually any location around the world, at no cost. However, you will bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies. A virtual special meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information, while saving us and our stockholders time and money.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of our Common Stock. The written document describing the matters to be considered and voted on at the special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of our Common Stock is called a “proxy card.” You may follow the instructions on the proxy card to designate a proxy by telephone or by the Internet in the same manner as if you had signed, dated and returned a proxy card. The PetIQ Board asks you to appoint McCord Christensen and William Carter, each with full powers of substitution and resubstitution, as your proxy holders to vote your shares of Common Stock at the special meeting.

Q:
May I change my vote after I have mailed my signed and dated proxy card?

A:
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

•
signing another proxy card with a later date and returning it to us prior to the special meeting;

•
submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to our Corporate Secretary; or

•
attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

If you hold your shares of our Common Stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the special meeting if you obtain a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Q:
If a stockholder gives a proxy, how are the shares voted?

A:
Regardless of the method you choose to grant your proxy, the individuals named on the enclosed proxy card will vote your shares in the way that you direct.

If you sign and date your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted as recommended by the PetIQ Board with respect to each proposal. This means that they will be voted: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Q:
What happens if I sell or transfer my shares of Common Stock after the record date but before the special meeting?

A:
The record date for the special meeting is earlier than the date of the special meeting and the expected effective date of the merger. If you sell or transfer your shares of Common Stock after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your shares of Common Stock and each of you notifies PetIQ in writing of such special arrangements, you will transfer the right to receive the per share price with respect to such shares, if the merger is completed, to the person to whom you sell or transfer your shares of Common Stock, but you will retain your right to vote shares of Common Stock held as of the record date at the special meeting. Even if you sell or transfer your shares of Common Stock after the record date, we encourage you to sign, date and return the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card).

Q:
What should I do if I receive more than one set of voting materials?

A:
Please sign, date and return (or grant your proxy electronically over the internet or by telephone for) each proxy card and voting instruction form that you receive to ensure that all of your shares are voted.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms, if your shares are registered differently or are held in more than one account. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote all voting materials that you receive.
Q:
Where can I find the voting results of the special meeting?

A:
If available, PetIQ may announce preliminary voting results at the conclusion of the special meeting. PetIQ intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the special meeting. All reports that PetIQ files with the SEC are publicly available when filed. For more information, see the section of this proxy statement captioned “Where You Can Find More Information.”

Q:
Will I be subject to U.S. federal income tax upon the exchange of Class A Common Stock for cash pursuant to the merger?

A:
If you are a U.S. Holder, your exchange of Class A Common Stock for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes, which generally will require a U.S. Holder to recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received by such U.S. Holder in the merger and such U.S. Holder’s adjusted tax basis in the shares of Class A Common Stock surrendered in the merger.

A Non-U.S. Holder generally will not be subject to U.S. federal income tax with respect to such Non-U.S. Holder’s exchange of Class A Common Stock for cash in the merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax.
A more complete description of material U.S. federal income tax consequences of the merger is provided in the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger.” This discussion is provided for general information only and does not constitute legal or tax advice to any holder. In addition, the discussion does not address all of the tax consequences that may be relevant to U.S. Holders and Non-U.S. Holders in light of their particular circumstances, including, without limitation, the tax consequences relating to any HoldCo Unit Exchange and the tax consequences to such holders that will own a direct or indirect equity interest in TopCo following the merger as a result of the Rollover Agreements. As such, we recommend that you consult your own tax advisor to determine the U.S. federal income tax consequences relating to the merger in light of your own particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.
Q:
When do you expect the merger to be completed?

A:
We currently expect to complete the merger in the fourth quarter of 2024. However, the exact timing of completion of the merger, if at all, cannot be predicted because the merger is subject to the closing conditions specified in the merger agreement, many of which are outside of our control.

Q:
What governmental and regulatory approvals are required?

A:
Under the terms of the merger agreement, the merger cannot be completed until the waiting period applicable to the merger under the HSR Act has expired or been terminated, and no agreement with any governmental authority not to consummate the merger shall be in effect.

PetIQ and Parent each filed or caused to be filed the requisite notification forms under the HSR Act with the FTC and the DOJ on August 21, 2024. Both before and after the expiration of the applicable waiting period, the FTC and the DOJ retain the authority to challenge the merger on antitrust grounds.
Q:
Am I entitled to appraisal rights under the DGCL?

A:
If the merger is consummated, our stockholders (including beneficial owners of shares of our capital stock) who (1) do not vote in favor of the adoption of the merger agreement; (2) continuously hold their Shares through the effective time of the merger; (3) properly perfect appraisal of their Shares; (4) meet certain other conditions and statutory requirements as described in this proxy statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their Shares in connection with the merger under Section 262 of the DGCL if certain conditions set forth in Section 262(g) of the DGCL are satisfied. This means that these persons will be entitled to have their Shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their Shares, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be the fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the Shares as determined by the Delaware Court of Chancery; and (y) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Persons who wish to seek appraisal of their Shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for exercising appraisal rights are described in additional detail in this proxy statement, which description is qualified in its entirety by Section 262 of the DGCL regarding appraisal rights, available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Q:
Do any of PetIQ’s directors or officers have interests in the merger that may differ from those of PetIQ stockholders generally?

A:
Yes. In considering the recommendation of the PetIQ Board with respect to the proposal to adopt the merger agreement, you should be aware that, in addition to the Amended CEO Employment Agreement and the Rollover Agreements, our directors and executive officers may have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. In: (1) evaluating and negotiating the merger agreement; (2) approving the merger agreement and the merger; and (3) recommending that the merger agreement be adopted by our stockholders, the PetIQ Board was aware of and considered these interests to the extent that they existed at the time, among other matters. For more information, see the section of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger.”

Q:
Who can help answer my questions?

A:
If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of the accompanying proxy statement or need help submitting your proxy or voting your shares of our Common Stock, please contact our proxy solicitation agent:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Toll Free: [•]
Email: [•]

FORWARD-LOOKING STATEMENTS
This proxy statement, the documents to which we refer you in this proxy statement and the information included in oral statements or other written statements made or to be made by us or on our behalf may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements include statements relating to PetIQ’s strategy, goals, future focus areas and the value of the proposed transaction to PetIQ’s stockholders. These forward-looking statements are based on PetIQ’s management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or similar expressions and the negatives of those terms. These forward-looking statements involve risks and uncertainties, including statements regarding: the merger, including the expected timing of the closing of the merger; considerations taken into account by the PetIQ Board in approving the merger; and expectations for PetIQ following the closing of the merger.
If any of these risks or uncertainties materialize, or if any of PetIQ’s assumptions prove incorrect, PetIQ’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Additional risks and uncertainties include those associated with:
•
the possibility that the conditions to the closing of the merger are not satisfied, including the risk that required approvals from our stockholders for the merger or required governmental and regulatory approvals to consummate the merger are not obtained, on a timely basis or at all;

•
the occurrence of any event, change or other circumstances that could give rise to the right to terminate the merger, including in circumstances requiring PetIQ to pay a termination fee;

•
uncertainties as to the timing of the consummation of the merger and the ability of each party to consummate the merger;

•
the nature, cost and outcome of any legal proceeding that may be instituted against us and others relating to the merger;

•
economic, market, business or geopolitical conditions (including resulting from health emergencies, inflationary pressures, supply chain disruptions, global geopolitical conflicts) or competition, or changes in such conditions, negatively affecting PetIQ’s business, operations and financial performance;

•
the effect of the announcement or pendency of the merger on our vendors, partners, business relationships, customers, operating results and business generally, including risks related to the diversion of the attention of PetIQ management or employees during the pendency of the merger;

•
the amount of the costs, fees, expenses and charges related to the merger agreement or the merger, including any unexpected costs or expenses;

•
the risk that our stock price may fluctuate during the pendency of the merger and may decline significantly if the merger is not completed on the terms reflected in the merger agreement, or at all;

•
the fact that under the terms of the merger agreement, PetIQ is restrained from soliciting other acquisition proposals from certain parties during the pendency of the merger;

•
the fact that, if the merger is completed, our stockholders will forgo the opportunity to realize the potential long-term value of the successful execution of PetIQ’s current strategy as an independent company;

•
possible disruption related to the merger to PetIQ’s current plans and operations, including through the loss of customers and employees;

•
the risk that the merger could have an adverse effect on the ability of PetIQ to retain and hire key personnel; and

•
other risks and uncertainties detailed in the periodic reports that PetIQ files with the SEC, including PetIQ’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 29, 2024, Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on August 8, 2024, and subsequent filings made with the SEC from time to time.

All forward-looking statements contained or referred to in this proxy statement are based on information available to PetIQ as of the date of this proxy statement, and PetIQ does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date of this proxy statement, except as required by law. PetIQ expressly qualifies in their entirety all forward-looking statements attributable to either PetIQ or any person acting on PetIQ’s behalf by the cautionary statements contained or referred to in this proxy statement.

THE SPECIAL MEETING
Date, Time and Place
We will hold the special meeting on [•], 2024, at [•], Mountain time. You may attend the special meeting by pre-registering at [•]. On the day of the special meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. You will be able to listen to the special meeting live and vote online. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). We believe that a virtual meeting provides expanded access, improved communication and cost savings for our stockholders.
If you encounter technical difficulties accessing the special meeting or during the special meeting, a support line will be available on the login page of the special meeting website.
Purpose of the Special Meeting
At the special meeting, we will ask stockholders to vote on proposals to (1) adopt the merger agreement; (2) approve, on a non-binding, advisory basis, the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger; and (3) adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Attending the Special Meeting
The special meeting will begin at [•], Mountain time. Online check-in will begin a few minutes prior to the special meeting. We encourage you to access the meeting prior to the start time.
As the special meeting is virtual, there will be no physical meeting location. You may attend the special meeting by pre-registering at [•]. On the day of the special meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). If you encounter technical difficulties accessing the special meeting or during the special meeting, a support line will be available on the login page of the special meeting website.
Once online access to the special meeting is open, stockholders may submit questions pertinent to meeting matters, if any, through the special meeting website. You will need the control number found on your proxy card or voting instruction form in order to submit questions. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints and any rules of conduct adopted with respect to the special meeting.
Record Date; Shares Entitled to Vote; Quorum
Only our stockholders as of the close of business on the record date are entitled to notice of, and to vote at, the special meeting. A list of stockholders of record entitled to vote at the special meeting will be available for inspection by stockholders for any purpose germane to the special meeting at our corporate offices located at 230 East Riverside Drive, Eagle, Idaho 83616, during regular business hours for a period of no less than ten days ending on the day before the date of the special meeting. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee to access the stockholder list during the special meeting.
As of the record date, there were [•] shares of our Common Stock outstanding and entitled to vote at the special meeting, comprised of [•] shares of Class A Common Stock and [•] shares of Class B Common Stock. Each share of our Common Stock outstanding as of the close of business on the record date is entitled to one vote per share on each matter properly submitted for a vote at the special meeting.
The presence in person or by proxy of the holders of shares of stock having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the special meeting shall constitute a quorum.

Vote Required; Abstentions and Broker Non-Votes
Approval of the proposal to adopt the merger agreement requires the affirmative vote of the holders representing a majority of the issued and outstanding shares of our Common Stock as of the record date. Adoption of the merger agreement by our stockholders is a condition to the closing of the merger.
Approval, on a non-binding, advisory basis, of the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger requires the affirmative vote of a majority of votes entitled to be cast by stockholders who are present in person or represented by proxy and entitled to vote.
Approval of the proposal to adjourn the special meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of a majority of votes entitled to be cast by stockholders who are present in person or represented by proxy and entitled to vote.
If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted: (1) “AGAINST” the proposal to adopt the merger agreement; (2) “AGAINST” the proposal to approve, on a non-binding, advisory basis, compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger; and (3) “AGAINST” any proposal to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. Abstentions will be counted as present for purposes of determining whether a quorum exists.
If you are a beneficial owner and do not instruct your bank, broker or other nominee how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Pursuant to NYSE rules, which also govern brokers’ use of discretionary authority for NASDAQ-listed companies, brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders. The proposals included in this proxy statement are considered to be “non-routine” matters and, accordingly, your broker or other nominee may not vote your shares on such proposals without your instructions. A “broker non-vote” generally occurs when a bank, broker or other nominee holding shares on your behalf does not vote on a proposal because the bank, broker or other nominee has not received your voting instructions and lacks discretionary power to vote your shares. Broker non-votes will not be counted for purposes of calculating whether a quorum is present at the special meeting. If there are broker non-votes, each broker non-vote will have the same effect as if the stockholder voted “AGAINST” the proposal to adopt the merger agreement, but will have no effect on: (1) the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger; or (2) the proposal to adjourn the special meeting if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Shares Held by PetIQ’s Directors and Executive Officers
As of the record date, PetIQ’s directors and certain of their affiliates that hold shares of Common Stock, in each case in their capacities as stockholders of PetIQ, beneficially owned and were entitled to vote, in the aggregate, [•] shares of our Common Stock, consisting of [•] shares of Class A common stock and, [•] shares of Class B common stock, representing in aggregate approximately [•]% of the issued and outstanding shares of our Common Stock as of the record date.
As of the date of this proxy statement, PetIQ has not been informed that any of our directors or such affiliates intend to vote their shares of our Common Stock other than: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by PetIQ to its named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Voting of Proxies
If your shares are registered in your name with our transfer agent, Computershare Trust Company, N.A., you may vote your shares by returning a signed and dated proxy card (a prepaid reply envelope is provided for your convenience), or you may vote at the special meeting using the control number located on the enclosed proxy card. Additionally, you may grant a proxy electronically over the internet or by telephone by following the instructions on your proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to grant a proxy electronically over the internet or by telephone.
If you attend the special meeting and wish to vote at the special meeting, you will need the control number located on the enclosed proxy card. Beneficial owners of shares held in “street name” must also provide a “legal proxy” from their bank or broker in order to vote at the special meeting. You are encouraged to vote by proxy even if you plan to attend the special meeting. If you attend the special meeting and vote at the special meeting, your vote will revoke any previously submitted proxy.
All shares represented by properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) will, if received before the special meeting, be voted at the special meeting in accordance with the instructions of the stockholder. Properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) that do not contain voting instructions will be voted: (1) “FOR” adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee. You may also attend the special meeting and vote at the special meeting if you have a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting. If available from your bank, broker or other nominee, you may vote over the internet or telephone through your bank, broker or other nominee by following the instructions on the voting instruction form provided by your bank, broker or other nominee. If you do not (1) return your bank’s, broker’s or other nominee’s voting instruction form; (2) vote over the internet or by telephone through your bank, broker or other nominee; or (3) attend the special meeting and vote at the special meeting with a “legal proxy” from your bank, broker or other nominee, it will have the same effect as if you voted “AGAINST” the proposal to adopt the merger agreement. It will not, however, have any effect on the proposals (A) to approve, on a non-binding, advisory basis, the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger; or (B) to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Revocability of Proxies
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:
•
signing another proxy card with a later date and returning it to us prior to the special meeting;

•
submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to our Corporate Secretary; or

•
attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

If you have submitted a proxy, your attendance at the special meeting, in the absence of voting at the special meeting or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.

If you hold your shares of our Common Stock in “street name” through a bank, broker or other nominee, you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the special meeting if you obtain a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.
Any adjournment, postponement or other delay of the special meeting, including for the purpose of soliciting additional proxies, will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned, postponed or delayed.
The PetIQ Board’s Recommendation
The PetIQ Board, after considering various factors described in the section of this proxy statement captioned “The Merger — Recommendation of the PetIQ Board and Reasons for the Merger,” has (1) determined that the merger agreement, and the consummation of the merger and the other transactions contemplated by the merger agreement, are advisable, fair to and in the best interests of PetIQ and its stockholders; and (2) authorized and approved the execution, delivery and performance of the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement.
The PetIQ Board recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Adjournment
In addition to the proposals to (1) adopt the merger agreement and (2) approve, on a non-binding, advisory basis, the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger, our stockholders are also being asked to approve any proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional votes or proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting to approve the merger agreement. If a quorum is not present, the stockholders entitled to vote at the special meeting, present in person or represented by proxy, may adjourn the special meeting, from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. In addition, the special meeting could be postponed before it commences, subject to the terms of the merger agreement. If the special meeting is adjourned or postponed, our stockholders who have already submitted their proxies will be able to revoke them at any time before they are voted at the special meeting.
Solicitation of Proxies
The expense of soliciting proxies will be borne by PetIQ. We have retained Alliance Advisors, LLC, a professional proxy solicitation firm, to assist in the solicitation of proxies, and provide related advice and informational support during the solicitation process, for a fee of $40,000, plus reasonable out-of-pocket expenses. We will indemnify this firm against losses arising out of its provisions of these services on our behalf. In addition, we may reimburse banks, brokers and other nominees representing beneficial owners of shares of our Common Stock for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by our directors, officers and employees, personally or by telephone, email, fax or over the internet. No additional compensation will be paid for such services.
Anticipated Date of Completion of the Merger
We currently expect to complete the merger in the fourth quarter of 2024. However, the exact timing of completion of the merger, if at all, cannot be predicted because the merger is subject to the closing conditions specified in the merger agreement, many of which are outside of our control.

Appraisal Rights
If the merger is consummated, our stockholders (including beneficial owners of shares of our capital stock) who (1) do not vote in favor of the adoption of the merger agreement; (2) continuously hold their Shares through the effective time of the merger; (3) properly perfect appraisal of their Shares; (4) meet certain other conditions and statutory requirements described in this proxy statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their Shares in connection with the merger under Section 262 of the DGCL if certain conditions set forth in Section 262(g) of the DGCL are satisfied. This means that such persons will be entitled to seek appraisal of their Shares by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their Shares, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be the fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation or Parent makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the Shares as determined by the Delaware Court of Chancery; and (y) interest theretofore accrued, unless paid at that time). Parent and the surviving corporation are under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their Shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.
Persons considering seeking appraisal should be aware that the fair value of Shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their Shares.
To exercise appraisal rights, the stockholder of record or a beneficial owner must (1) submit a written demand for appraisal to PetIQ before the vote is taken on the proposal to adopt the merger agreement; (2) not vote, in person or by proxy, in favor of the proposal to adopt the merger agreement; (3) continue to hold of record or own beneficially the subject Shares through the effective time of the merger; and (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of PetIQ unless certain conditions are satisfied by the persons seeking appraisal. The requirements under Section 262 of the DGCL for exercising appraisal rights are described in further detail in this proxy statement, which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. You may find an electronic copy of Section 262 of the DGCL available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In the event of any inconsistency between the information contained in this summary, this proxy statement, or any of the documents incorporated herein or therein by reference, and the actual text of Section 262 of the DGCL, the actual text of Section 262 of the DGCL controls. If you hold your Shares through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee.
Other Matters
At this time, we know of no other matters to be voted on at the special meeting. If any other matters properly come before the special meeting and you deliver a proxy to us, your shares of our Common Stock will be voted in accordance with the discretion of the appointed proxy holders, with full power of substitution and re-substitution.

Householding of Special Meeting Materials
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we will deliver only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy statement, contact Alliance Advisors, LLC by calling 1-877-777-2857 or writing in at 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003, Attention: PetIQ Special Meeting.
In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker, if your shares are held in a brokerage account, or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Alliance Advisors, LLC at the above telephone number or address or sending a written request to PetIQ, Inc., 230 East Riverside Drive, Eagle, Idaho 83616, Attention: Investor Relations.
Questions and Additional Information
If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help submitting your proxy or voting your shares of our Common Stock, please contact our proxy solicitation agent at:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Toll Free: [•]
Email: [•]

THE MERGER
The rights and obligations of the parties to the merger agreement are governed by the specific terms and conditions of the merger agreement and not by any summary or other information provided in this proxy statement. Therefore, this discussion of the merger is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Annex A to this proxy statement and incorporated into this proxy statement by reference. You should read the entire merger agreement carefully as it is the legal document that governs the merger.
Parties Involved in the Merger
PetIQ, Inc.
230 East Riverside Drive
Eagle, Idaho 83616
PetIQ is a leading pet medication, health and wellness company delivering a smarter way for pet parents to help their pets live their best lives through convenient access to affordable products and veterinary services. PetIQ’s product business engages with pet parents through retail and e-commerce sales channels with its branded and distributed pet medications as well as health and wellness items. PetIQ manufactures and distributes pet products from its world-class facilities in Omaha, Nebraska, Springville, Utah and Daytona Beach, Florida. PetIQ operates veterinary service clinics in 39 states at 2,600 retail partner locations.
PetIQ is the managing member of HoldCo, a Delaware limited liability company, which is the sole member OpCo and, through HoldCo, operates and controls all of the business and affairs of OpCo.
Our Class A Common Stock is listed on NASDAQ under the symbol “PETQ.”
Gula Buyer Inc.
340 Madison Avenue
New York, NY 10173
Parent was formed on August 2, 2024, solely for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement.
Gula Merger Sub, Inc.
340 Madison Avenue
New York, NY 10173
Merger Sub is a wholly owned subsidiary of Parent and was formed on August 2, 2024, solely for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement.
Effects of the Merger
Upon the terms and subject to the conditions of the merger agreement, and in accordance with the DGCL, at the effective time of the merger: (1) Merger Sub will be merged with and into PetIQ; (2) the separate corporate existence of Merger Sub will cease; and (3) PetIQ will continue as the surviving corporation in the merger and as a wholly owned subsidiary of Parent.
As a result of the merger, PetIQ will cease to be a publicly traded company. If the merger is completed, you will not own any shares of capital stock of the surviving corporation as a result of the merger.
The effective time of the merger will occur upon the filing of a certificate of merger with, and acceptance of that certificate by, the Secretary of State of the State of Delaware (or at a later time as PetIQ, Parent and Merger Sub may agree and specify in the certificate of merger).

Effect on PetIQ if the Merger is Not Completed
If the merger agreement is not adopted by our stockholders, or if the merger is not completed for any other reason, our stockholders will not receive any payment for their Shares in connection with the merger. Instead, (1) PetIQ will remain an independent public company; (2) our Class A Common Stock will continue to be listed and traded on NASDAQ and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC.
In addition, if the merger is not completed, we expect that: (A) our management will continue to operate the business as it is currently being operated; and (B) our stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the industry in which PetIQ operates and adverse economic conditions.
Furthermore, if the merger is not completed, and depending on the circumstances that cause the merger not to be completed, the price of our Shares may decline significantly.
Accordingly, there can be no assurance as to the effect of the merger not being completed on the future value of the Shares you hold. If the merger is not completed, the PetIQ Board of Directors will continue to evaluate and review, among other things, PetIQ’s business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate. If the merger agreement is not adopted by our stockholders or if the merger is not completed for any other reason, PetIQ’s business, prospects or results of operation may be adversely impacted.
In specified circumstances in which the merger agreement is terminated, PetIQ has agreed to pay an affiliate of Parent a termination fee.
Effect of the Merger on Our Outstanding Common Stock
In connection with the consummation of the merger, all outstanding shares of Class B Common Stock and all outstanding units of HoldCo that are not held by PetIQ or any of its subsidiaries will be subject to the Mandatory Exchange and automatically exchanged for Shares as of immediately prior to the effective time of the merger. In addition, to the extent any shares of Class B Common Stock and HoldCo Units are exchanged as a result of any Voluntary Exchange during the period prior to the closing, and the issuance of Shares in respect thereof has not been effected as of immediately prior to the effective time of the merger, such Shares will be deemed to have been issued as of immediately prior to the effective time of the merger.
Upon the terms and subject to the conditions set forth in the merger agreement, at the effective time of the merger, each Share that is issued and outstanding as of immediately prior to the effective time of the merger (including any Shares issued as a result of the automatic exchange of all outstanding shares of our Class B Common Stock and all outstanding HoldCo units that are not held by PetIQ or any of its subsidiaries for Shares in connection with the consummation of the merger, but excluding (1) any Shares then held by PetIQ or any of its wholly owned subsidiaries or in its treasury; (2) any Shares held by Parent, Merger Sub or any other wholly owned subsidiary of Parent (including the Rollover Shares); or (3) any Shares held by holders who properly exercised their appraisal rights) will be automatically converted into the right to receive cash in an amount equal to the per share price, without interest thereon and less any applicable withholding taxes (or, in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the terms of the merger agreement).
In addition, as described in more detail in the section of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger — Rollover Agreements,” in connection with the execution of the merger agreement, certain of our current executive officers have each entered into a Rollover Agreement with TopCo, pursuant to which such executive officers will reinvest their Rollover Shares and certain of the proceeds to be received by them under the merger agreement in respect of their PetIQ options and PetIQ RSUs into a number of TopCo equity interests. Such executive officers will not be entitled to receive the per share price in respect of any Rollover Shares.

Background of the Merger
The following chronology summarizes key meetings and events that led to the signing of the merger agreement. This chronology does not purport to catalogue every conversation of or among the PetIQ Board of Directors, Bansk Group, their respective representatives and other parties.
The PetIQ Board of Directors, together with members of PetIQ management and with the assistance of PetIQ’s outside advisors, regularly reviews PetIQ’s strategic and financial alternatives in light of developments in PetIQ’s business, the sectors in which it operates, and the economy and financial markets generally, as they, individually and together, may affect PetIQ’s long-term strategic goals and business plans. This review has included, among other things, the consideration of potential opportunities for business combinations, acquisitions and other financial and strategic alternatives in response to unsolicited inquiries and through proactive outreach to third parties, in all cases with a view towards strengthening PetIQ’s business and identifying opportunities to enhance stockholder value. Representatives of third parties from time to time have contacted or met with members of PetIQ management and/or PetIQ’s financial advisors to discuss PetIQ’s business, including with a view to exploring whether to pursue a potential transaction with PetIQ and, at the direction of the PetIQ Board of Directors, PetIQ’s management and financial advisors from time to time have held discussions with certain third parties in furtherance of these inquiries.
On November 7, 2022, Bansk Group contacted Jefferies, which Bansk Group was aware previously had acted as a financial advisor to PetIQ, to indicate interest in PetIQ based on Bansk Group’s review of publicly available information regarding PetIQ and to request a meeting with PetIQ’s management. PetIQ previously had engaged Jefferies in connection with PetIQ’s prior consideration of potential strategic alternatives given, among other things, Jefferies’ substantial experience in merger and acquisition transactions and familiarity with PetIQ and its industry. Representatives of Jefferies informed McCord Christensen, Chairman and Chief Executive of PetIQ, of Bansk Group’s stated interest and a meeting with Bansk Group and PetIQ was subsequently scheduled.
On December 13, 2022, Mr. Christensen, together with representatives of Jefferies, met with representatives of Bansk Group to discuss PetIQ’s business.
On December 19, 2022, Bansk Group delivered a non-binding proposal to acquire all outstanding shares of PetIQ common stock for $15.50 per share in cash, which proposal included an initial due diligence request list.
On January 12, 2023, the PetIQ Board of Directors met, with members of PetIQ management and representatives of Cooley LLP, PetIQ’s legal counsel (“Cooley”) and Jefferies present. Given, among other things, Cooley’s and Jefferies’ experience and familiarity with PetIQ through prior engagements, PetIQ had determined, with the PetIQ Board of Directors’ approval, to engage both Cooley and Jefferies to assist PetIQ in connection with Bansk Group’s December 19, 2022 proposal and any other proposals PetIQ may receive from Bansk Group or other third parties and related transactions, if any. The PetIQ Board of Directors, management team and Jefferies discussed PetIQ’s prior consideration of opportunities to enhance stockholder value, the outreach from and meeting with Bansk Group and Bansk Group’s December 19, 2022 proposal. Cooley reviewed the fiduciary duties of the directors, including in the context of evaluating a potential strategic transaction. The PetIQ Board of Directors determined that Bansk Group’s December 19, 2022 proposal did not offer adequate value to PetIQ stockholders to warrant further discussion. The PetIQ Board of Directors directed Jefferies to convey this message to Bansk Group and directed PetIQ management to develop a long-term financial plan to facilitate the evaluation of additional potential strategic transaction proposals. As directed, Jefferies thereafter conveyed the PetIQ Board of Directors’ decision to Bansk Group.
On January 31, February 7 and February 10, 2023, at Bansk Group’s request, representatives of Bansk Group spoke with representatives of Jefferies, during which discussions Bansk Group indicated its continued interest in PetIQ and in potentially providing an improved proposal.
On March 8, 2023, Bansk Group delivered to the PetIQ Board of Directors a revised non-binding proposal to acquire all outstanding shares of PetIQ common stock for $17.50 per share in cash, which proposal included an initial due diligence request list.

On March 9, 2023, members of a previously constituted committee of the PetIQ Board of Directors met, which committee previously was constituted in connection with PetIQ’s review of potential strategic alternatives several years prior. The directors present reviewed Bansk Group’s March 8, 2023 proposal and determined to inform Bansk Group that its March 8, 2023 proposal was not a basis on which PetIQ would be willing to transact and directed Jefferies to inform Bansk Group that PetIQ would be willing to enter into a confidentiality agreement with Bansk Group to allow it to conduct limited due diligence to determine if Bansk Group would be able to offer additional value to PetIQ’s stockholders. As directed, Jefferies relayed this message to Bansk Group on the following day, along with a draft confidentiality agreement prepared by Cooley, and Mr. Christensen subsequently updated the PetIQ Board of Directors on these developments. Jefferies was also directed to contact certain other parties that previously had expressed informal interest in a potential transaction with PetIQ to determine whether such parties had continued interest in such a transaction, which parties were selected taking into consideration the need to balance the risk of market rumors and PetIQ management time and attention away from PetIQ’s business.
On March 14, 2023, Bansk Group and PetIQ executed a confidentiality agreement (the “2023 Confidentiality Agreement”), which included customary standstill provisions binding on Bansk Group, which standstill provisions would terminate upon PetIQ’s entry into a definitive agreement for a merger or similar transaction with a third party.
During that same week, as directed, Jefferies contacted two other potential buyers, which potential buyers we refer to as Party A and Party B, both of which recently had expressed informal interest in a potential transaction with PetIQ, to determine whether such parties had continued interest in PetIQ.
On March 17, 2023, representatives of Bansk Group spoke with representatives of Jefferies to discuss the potential timeline and sequencing of the anticipated due diligence process, including Bansk Group’s interest in arranging several key meetings among the principals and their respective advisors, for purposes of completing Bansk Group’s work toward potentially providing an improved proposal.
On March 21, 2023, at Bansk Group’s request, Mr. Christensen met with a representative of Bansk Group to discuss PetIQ’s business and strategic direction and a potential transaction.
On March 22, 2023, Party A delivered a preliminary due diligence request list for PetIQ, indicating certain information that would be required for purposes of Party A’s evaluation of a potential proposal.
On March 31, 2023, the PetIQ Board of Directors met, with members of PetIQ management and representatives of Cooley and Jefferies present for certain portions of the meeting. Jefferies discussed with the PetIQ Board of Directors certain financial aspects of the March 8, 2023 proposal received from, and ongoing discussions with, Bansk Group and the prior interest informally expressed by, and outreach to, Party A and Party B as well as other potential parties for consideration (certain of which previously had expressed interest in PetIQ). Cooley reviewed the fiduciary duties of the directors, including in the context of evaluating a potential strategic transaction. The PetIQ Board of Directors then approved providing Bansk Group with access to a virtual data room for purposes of conducting due diligence with respect to PetIQ and directed Jefferies to inform Party A and Party B that they would need to provide the PetIQ Board of Directors with indications of interest based on publicly available information relating to PetIQ prior to PetIQ sharing any non-public information with Party A or Party B. Jefferies contacted Party A and Party B later that day as directed by the PetIQ Board of Directors.
On April 3, 2023, the PetIQ Board of Directors met, with members of PetIQ management and representatives of Cooley and Jefferies present for certain portions of the meeting. Members of PetIQ management reviewed certain financial information prepared by PetIQ management regarding the projected financial performance of PetIQ’s Products segment. Jefferies updated the PetIQ Board of Directors on the status of discussions with Bansk Group, Party A and Party B. The PetIQ Board of Directors approved sharing the Products segment-level financial information prepared by management with Bansk Group at an upcoming management meeting.
On April 4 and 5, 2023, in accordance with the PetIQ Board of Directors’ directives, Jefferies separately met with Party A and Party B to discuss the status of their respective consideration of a potential transaction. At the meeting with Party A, Party A indicated an intention to partner with another large private equity firm (Party C) with which Party A had pursued other recent opportunities and indicated that while Party A understood that no confidential due diligence information would be provided absent a proposal, an introductory discussion with PetIQ management, together with Party C, regarding PetIQ’s business based on publicly available information would be constructive to Party A’s and Party C’s evaluation. At the meeting with Party B, Party B indicated that it was continuing to review the opportunity internally, but expressed reservations regarding its ability to submit a non-binding proposal at a premium to PetIQ’s market price. Party B did not thereafter provide a proposal or follow up further and in subsequent conversations with representatives of Jefferies indicated that PetIQ’s market price had moved beyond Party B’s interest level.
On April 6, 2023, members of PetIQ management met with representatives of Bansk Group for a detailed discussion of PetIQ’s business, including presentation of PetIQ’s Products segment financial information that was discussed with the PetIQ Board of Directors on April 3, 2023. Representatives of Jefferies also attended this meeting.
On April 7, 2023, Bansk Group requested to share information with certain potential co-investors, which request was approved by PetIQ.
On April 13, 2023, representatives of PetIQ management met with representatives of Party A and Party C for a high-level discussion of PetIQ’s business and strategic direction.
On April 18, 2023, the PetIQ Board of Directors met, with members of PetIQ management and representatives of Cooley and Jefferies present. The PetIQ Board of Directors received an update regarding ongoing discussions with Bansk Group, Party A, Party B and Party C. PetIQ management reviewed the projections that PetIQ management had prepared, based in part on the Products segment financial information reviewed with the PetIQ Board of Directors on April 3, 2023, with the addition of Services segment and consolidated financial information (the “2023 Projections”), as described in the section of this proxy statement captioned “— Unaudited Prospective Financial Information.” The PetIQ Board of Directors approved sharing the 2023 Projections with interested bidders that had signed a confidentiality agreement in connection with such bidder’s due diligence requests and potential submission of an indication of interest. The PetIQ Board of Directors also approved forming a transaction committee comprised of Mark First, Lead Independent Director of the PetIQ Board of Directors, Allan Hall and Kenneth Walker, each of whom confirmed that he was independent and disinterested with respect to a potential strategic transaction and none of whom received additional compensation in connection with their service on the Transaction Committee, in order to be able to meet more quickly than the full PetIQ Board of Directors on a day-to-day basis and to make recommendations to the PetIQ Board of Directors regarding potential transactions (the “Transaction Committee”). The Transaction Committee reserved ultimate approval of any transaction to the PetIQ Board of Directors.
During late April and May 2023, discussions continued between PetIQ and Bansk Group regarding Bansk Group’s due diligence review of PetIQ, including both its Products and Services segments, and a potential transaction. The due diligence activities included a discussion of the 2023 Projections on April 19, 2023, an in-person due diligence meeting and site visit with Bansk Group on April 25, 2023, telephone conversations between Bansk Group and Mr. Christensen on May 2, 2023 and May 15, 2023 and continuing responses to follow-up due diligence requests of Bansk Group and its advisors via PetIQ’s virtual data room. Additionally, representatives of Party A spoke with representatives of Jefferies on May 2, 2023, and representatives of Party A and Party C jointly spoke with representatives of Jefferies on May 13, 2023, to discuss Party A’s and Party C’s interest in PetIQ and their progress in providing a potential indication of interest to PetIQ.
On May 16, 2023, Party A and Party C delivered a non-binding proposal to acquire all outstanding shares of PetIQ common stock for $16.00 to $17.00 per share in cash.
On May 17, 2023, the Transaction Committee met with Mr. Christensen to review Party A’s and Party C’s May 16, 2023 proposal. The Transaction Committee requested that Mr. Christensen direct Jefferies to communicate to Party A and Party C that PetIQ was not willing to transact at the level indicated in Party A’s and Party C’s May 16, 2023 proposal but would be willing to enter into a confidentiality agreement to permit Party A and Party C to conduct limited due diligence to determine if Party A and Party C would be able to offer additional value to PetIQ’s stockholders, noting that this would need to be conducted expeditiously given that another potential buyer was also concurrently engaged in due diligence. As directed, Jefferies subsequently delivered this message to Party A and Party C.

On May 22, 2023, Party A and Party C each entered into a confidentiality agreement with PetIQ, which included customary standstill provisions binding on Party A and Party C, which standstill provisions would terminate upon PetIQ’s entry into a definitive agreement for a merger or similar transaction with a third party, and permitted each to share information with the other. Later that day, representatives of Party A and Party C met with members of PetIQ management to discuss PetIQ’s business and a potential transaction and also received access to PetIQ’s virtual data room. During late May and early June 2023, several additional follow-up due diligence calls were held with Party A and Party C and additional documents were provided to Party A and Party C via PetIQ’s virtual data room.
On May 26, 2023, Bansk Group contacted Mr. Christensen to indicate that Bansk Group was no longer interested in pursuing a strategic transaction with PetIQ at that time, citing an inability to confirm a definitive value at or above Bansk Group’s prior proposal given uncertainties arising from Bansk Group’s due diligence review of the business outlook for PetIQ’s Products and Services segments, and conveyed this message to representatives of Jefferies in a follow-up discussion the next day.
On June 14, 2023, representatives of Party A and Party C notified representatives of Jefferies that Party A and Party C were no longer interested in pursuing a strategic transaction with PetIQ at that time, similarly citing an inability to confirm a valuation at or above their prior proposal range from May 16, 2023 given uncertainties arising from their due diligence review of the business outlook for PetIQ’s Products and Services segments.
Following these developments, Mr. Christensen notified the members of the PetIQ Board of Directors as to the potential buyers’ indications. With discussions having ceased, the PetIQ Board of Directors discontinued its exploration of potential strategic transactions at that time and focused on executing its long-term strategic goals and plans to improve stockholder value as a standalone company. The PetIQ Board of Directors continued to regularly meet in the ordinary course to discuss these strategic goals and plans and the PetIQ business generally.
On February 28, 2024, PetIQ reported fourth quarter and full-year 2023 financial results, which exceeded PetIQ’s public guidance provided at the beginning of 2023 and included record net sales and annual cash from operations and record low leverage as measured under PetIQ’s Credit Agreements.
On May 1 and 2, 2024, the PetIQ Board of Directors held regularly scheduled meetings, with members of PetIQ management and representatives of Cooley present for certain portions of the meetings. The PetIQ Board of Directors and PetIQ management reviewed PetIQ’s financial performance for the first quarter of 2024, which generally exceeded PetIQ’s public guidance, reflecting the strong performance of PetIQ’s Products segment as a result of, among other things, continued momentum in the manufactured products portfolio, strong category consumption and share growth and continued outperformance in the e-commerce channel; however, such financial performance also reflected the challenges facing PetIQ’s Services segment. PetIQ’s first quarter 2024 financial results were publicly reported on May 8, 2024.
On May 9, 2024, representatives of Bansk Group contacted Mr. Christensen to indicate that Bansk Group desired to reengage in discussions regarding a potential acquisition of PetIQ and indicated an ability to provide an improved proposal, subject to receiving certain updated due diligence information to refresh Bansk Group’s prior work. Mr. Christensen stated that PetIQ was not for sale, that PetIQ management and the PetIQ Board of Directors were focused on executing PetIQ’s strategic goals and not on reopening a due diligence process, but that the PetIQ Board of Directors would review any proposal in accordance with its fiduciary duties. Mr. Christensen informed members of the Transaction Committee and representatives of Jefferies of this outreach.
On May 29, 2024, representatives of Bansk Group spoke with representatives of Jefferies to discuss Bansk Group’s renewed interest in PetIQ, PetIQ’s recent operational and stock price performance and Bansk Group’s approach to a potential transaction, including its anticipated due diligence and financing needs. Jefferies thereafter updated Mr. Christensen as to this conversation.
On June 2, 2024, Bansk Group delivered a non-binding proposal to acquire all outstanding shares of PetIQ common stock for $25.50 per share, subject to a 30-day due diligence period, together with a list of due diligence questions. Bansk Group’s June 2, 2024 proposal was shared with the PetIQ Board of Directors and Mr. Christensen reviewed the proposal with members of the Transaction Committee and representatives of Jefferies and Cooley. Based on this review, the discussion at the May 1 and 2, 2024 meetings of the PetIQ Board of Directors, the recently reported PetIQ financial results and preliminary financial information relating to PetIQ provided by PetIQ management, the members of the Transaction Committee recommended that the PetIQ Board of Directors direct PetIQ management to indicate to Bansk Group that its June 2, 2024 proposal was not a basis on which the PetIQ Board of Directors would consider a potential transaction or engage in a due diligence process. The PetIQ Board of Directors reviewed this recommendation as summarized by Mr. Christensen and directed PetIQ management and Jefferies to deliver this message to Bansk Group. As directed, Mr. Christensen and Jefferies each subsequently delivered this message to Bansk Group on June 11, 2024.
On June 18, 2024, Bansk Group delivered a revised non-binding proposal to acquire all outstanding shares of PetIQ common stock for $28.50 per share, subject to a 30-day due diligence period.
On June 19, 2024, Mr. Christensen and members of the Transaction Committee reviewed Bansk Group’s revised June 18, 2024 proposal. Based on this review, the discussion at the May 1 and 2, 2024 meetings of the PetIQ Board of Directors, the recently reported PetIQ financial results and preliminary financial information relating to PetIQ provided by PetIQ management, members of the Transaction Committee determined to allow Bansk Group to conduct limited due diligence on priority due diligence questions included in Bansk Group’s June 2, 2024 and June 18, 2024 proposals to determine if Bansk Group would be able to offer additional value to PetIQ’s stockholders with a further revised non-binding proposal for consideration by the PetIQ Board of Directors. As directed, Mr. Christensen and Jefferies each subsequently communicated this message to Bansk Group.
On June 25, 2024, PetIQ and Bansk Group entered into an amendment to the 2023 Confidentiality Agreement to extend the term of the confidentiality, non-solicitation and standstill obligations thereunder (the “Confidentiality Agreement Amendment” and, together with the 2023 Confidentiality Agreement, the “Confidentiality Agreement”). Shortly thereafter, PetIQ approved, at the direction of the Transaction Committee, Bansk Group’s request to discuss the potential transaction with certain specified financing sources, subject to the terms of the Confidentiality Agreement.
During the course of the following week, representatives of Bansk Group, PetIQ management and representatives of Jefferies held several discussions to coordinate Bansk Group’s due diligence process and, on July 2, 2024, PetIQ provided Bansk Group with access to a virtual data room containing responses and materials responsive to the priority due diligence questions included in Bansk Group’s recent proposals. PetIQ’s virtual data room was updated with additional materials as the due diligence process progressed through July and August 2024.
On July 5, 2024, Mr. Christensen met in person with a representative of Bansk Group at Bansk Group’s request. The representative of Bansk Group reiterated Bansk Group’s interest in a transaction with PetIQ and Bansk Group’s ability and desire to move quickly in further improving its proposal, subject to completion of limited confirmatory due diligence.
On July 8, 2024, Mr. Christensen met telephonically with representatives of Bansk Group at Bansk Group’s request. Bansk Group reiterated its previously expressed interest and indicated that it could be in a position to announce a transaction by PetIQ’s upcoming earnings release scheduled for August 7, 2024. In response, Mr. Christensen indicated that Bansk Group would need to meaningfully improve its $28.50 per share proposal for the PetIQ Board of Directors to consider whether there was a basis for further discussions and reiterated the PetIQ Board of Directors’ expectation that submission of a proposal at an increased purchase price would be required to proceed with confirmatory due diligence and negotiation of transaction documentation. As directed, representatives of Jefferies also spoke with representatives of Bansk Group on July 9, 2024 and reiterated the PetIQ Board of Directors’ expectations regarding an improved proposal from Bansk Group and the timing and sequencing of the transaction process.
On July 10, 2024, PetIQ management conducted its first of several due diligence calls with representatives of Bansk Group, which calls continued through August 1, 2024. During this period, PetIQ also continued to provide due diligence materials to Bansk Group via PetIQ’s virtual data room in response to Bansk Group’s due diligence requests.

On July 11, 2024, the Transaction Committee met, with members of PetIQ management and representatives of Cooley and Jefferies present. Mr. Christensen and Jefferies reviewed with the Transaction Committee the June 18, 2024 proposal received from, and recent discussions with, Bansk Group. Representatives from Cooley reviewed the directors’ fiduciary duties, including in the context of a potential strategic transaction. The participants in the meeting discussed potential transaction terms to be addressed in a draft merger agreement for any potential transaction, including the potential inclusion of a “go-shop” provision permitting PetIQ to seek alternative acquisition proposals following entry into a merger agreement subject to certain conditions, and the ability of the PetIQ Board of Directors to terminate the merger agreement to accept an unsolicited superior proposal subject to payment of a termination fee. The participants also discussed the potential that Bansk Group could require that certain members of PetIQ management enter into rollover agreements and/or new employment agreements with Bansk Group contingent upon consummation of the transaction, and discussed that negotiations regarding any such rollover agreements and/or new employment agreements between members of PetIQ management and Bansk Group should not commence without the PetIQ Board’s or the Transaction Committee’s express authorization. The Transaction Committee then directed Cooley to prepare a draft of the merger agreement reflecting this discussion in case the PetIQ Board of Directors determined that any revised proposal from Bansk Group warranted engagement with Bansk Group regarding other potential transaction terms.
On July 14, 2024, in accordance with the Transaction Committee’s directives, representatives of Jefferies spoke with representatives of Bansk Group to discuss the progress of Bansk Group’s due diligence progress and deliberations regarding a potential increase in Bansk Group’s proposed purchase price, noting that PetIQ’s strong financial performance and unique platform in the marketplace supported a higher valuation.
On July 15, 2024, the PetIQ Board of Directors met, with members of PetIQ management and representatives of Cooley and Jefferies present. Mr. Christensen and Jefferies reviewed with the PetIQ Board of Directors the June 18, 2024 proposal received from, and recent discussions with, Bansk Group, and Jefferies reviewed PetIQ’s prior interactions with third parties in connection with potential strategic alternatives, including but not limited to the discussions in 2023 with Bansk Group, Party A, Party B and Party C. Jefferies also discussed with the PetIQ Board of Directors certain financial aspects of Bansk Group’s June 18, 2024 proposal. Members of PetIQ management reviewed a preliminary draft of projections for PetIQ for fiscal years 2024 through 2027, which the PetIQ Board of Directors directed to be provided to Bansk Group in connection with its due diligence process.
On July 16, 2024, Bansk Group separately contacted Mr. Christensen and representatives of Jefferies to indicate that, following the substantial completion of its priority due diligence review, Bansk Group was prepared to provide a further revised proposal to acquire all outstanding shares of PetIQ common stock at an increased purchase price, but that such purchase price would likely be limited to no more than $30.00 per share. Consistent with the PetIQ Board of Directors’ discussions, Mr. Christensen and representatives of Jefferies each responded that such price likely was not a basis on which the PetIQ Board of Directors would be willing to transact and articulated rationales for a higher price (without making any specific counterproposal).
On July 17, 2024, Bansk Group submitted a further revised non-binding proposal to acquire all outstanding shares of PetIQ common stock for $31.00 per share, which proposal indicated that Bansk Group could complete confirmatory due diligence and negotiate definitive documents in the next 21 days. On the same day, Bansk Group separately contacted Mr. Christensen and representatives of Jefferies to indicate that Bansk Group’s July 17, 2024 proposal reflected its best and final offer to acquire PetIQ.
Later on July 17, 2024, the PetIQ Board of Directors met with members of PetIQ management and representatives of Cooley and Jefferies present. Cooley reviewed the directors’ fiduciary duties, including in the context of a potential strategic transaction. Jefferies discussed with the PetIQ Board of Directors certain financial aspects of the July 17, 2024 proposal received from, and discussions with, Bansk Group and prior proposals that PetIQ had received from Bansk Group and other third parties. PetIQ management and Jefferies noted for the PetIQ Board of Directors that Bansk Group had indicated that its July 17, 2024 proposal reflected its best and final offer. The participants also discussed, among other topics, the increased per share price offered by Bansk Group relative to its prior proposals, the discussions with, and limited level of interest from, other potential acquirors and the potential willingness of a private equity sponsor to pay a per share price in excess of the amount offered by Bansk Group. Cooley reviewed the discussions with the Transaction Committee at its meeting on July 11, 2024 regarding the potential terms of a draft merger agreement and the PetIQ Board of Directors gave Cooley direction regarding the terms of a draft merger agreement. Following discussion, the PetIQ Board of Directors indicated support for negotiating definitive agreements on the basis of Bansk Group’s July 17, 2024 proposal for further consideration by the PetIQ Board of Directors.
Later on July 17, 2024, Mr. Christensen contacted Bansk Group as directed by the PetIQ Board of Directors to indicate that Bansk Group’s July 17, 2024 proposal represented a basis on which the PetIQ Board of Directors was willing to negotiate definitive agreements, subject to Bansk Group completing its confirmatory due diligence on the timeframe specified in its July 17, 2024 proposal. Shortly thereafter, in accordance with the PetIQ Board of Directors’ directives, representatives of Jefferies spoke with representatives of Bansk Group to confirm and align on the expected transaction process, including the completion of confirmatory due diligence and drafting and negotiation of the merger agreement.
Later in the evening of July 17, 2024, Cooley sent a draft of the merger agreement to Davis Polk & Wardwell LLP (“Davis Polk”), Bansk Group’s legal counsel. The draft merger agreement, among other things, included a go-shop period provision permitting PetIQ to seek alternative acquisition proposals during a specified timeframe after the signing of the merger agreement and to terminate the merger agreement to accept a superior proposal received during that period subject to payment of a lower termination fee, and separately provided for the ability of the PetIQ Board of Directors to terminate the merger agreement to accept an unsolicited superior proposal in certain circumstances subject to the payment of a higher termination fee.
On July 23, 2024, representatives of Bansk Group discussed with representatives of Jefferies the progress of Bansk Group’s confirmatory due diligence review, debt financing and transaction documentation processes, and expected transaction timeline.
On July 24, 2024, Davis Polk sent a revised draft of the merger agreement to Cooley. The revised draft of the merger agreement, among other revisions, removed the go-shop provision, increased the amount of the termination fee payable by PetIQ in certain circumstances and indicated that Bansk Group anticipated that certain members of PetIQ management would enter into rollover agreements and amended employment agreements effective at the closing of the potential transaction.
On July 25, 2024, Bansk Group contacted Mr. Christensen to discuss the terms of the draft merger agreement. During this conversation, Bansk Group expressed confidence based on the status of the draft merger agreement that the parties would be able to negotiate mutually agreeable terms, with the exception that Bansk Group would not agree to a go-shop provision.
On July 26, 2024, the Transaction Committee met, with members of PetIQ management and representatives of Cooley and Jefferies present. Cooley noted that it had received a revised draft of the merger agreement from Davis Polk and outlined the terms thereof. Mr. Christensen summarized his conversation with Bansk Group the prior day. The PetIQ Board of Directors, Cooley and Jefferies discussed potential negotiation strategies regarding the merger agreement, including, among others, the go-shop provision and the amount of the termination fee payable by PetIQ to terminate the merger agreement to accept an unsolicited superior proposal, both arising out of such go-shop and in other specific circumstances. The Transaction Committee also considered the prior discussions with other potential acquirors, including the limited level of interest indicated by such parties, and the likelihood that another private equity sponsor would be willing to acquire PetIQ for a per share price at or near the level of Bansk Group’s current offer. Jefferies also discussed with the Transaction Committee the general landscape of potential strategic acquirors for PetIQ, noting the challenge that PetIQ’s unique business mix and model presented from a strategic fit perspective. Jefferies also noted, and the Transaction Committee discussed, the feedback from prior discussions with each of Party A, Party B and Party C, as well as other strategic and private equity parties with which Jefferies previously had discussed PetIQ, whether informally or in the course of PetIQ’s review of potential strategic alternatives several years prior, and that none had expressed interest in an acquisition of PetIQ. The Transaction Committee then directed Cooley regarding the negotiation of certain key terms of the draft merger agreement. Cooley also indicated that the draft merger agreement continued to reflect Bansk Group’s expectation that certain members of PetIQ management would enter into rollover agreements and/or amended employment agreements effective upon the closing of the transaction and Mr. Christensen indicated that PetIQ management would not commence negotiations regarding any such arrangements until the Transaction Committee approved PetIQ management doing so. Members of PetIQ management then reviewed the projections prepared by PetIQ management, which projections were finalized and extended beyond the preliminary draft of such projections previously reviewed at the July 15, 2024 meeting of the PetIQ Board of Directors to include fiscal years 2028 and 2029 (as finalized and extended, the “Company Projections”). The Company Projections are more fully described in the section of this proxy statement captioned “— Unaudited Prospective Financial Information.” The Transaction Committee approved the Company Projections for Jefferies’ use and reliance in its financial analyses and any opinion requested to be delivered to the PetIQ Board of Directors, and directed that the Company Projections be provided to Bansk Group. The Transaction Committee also reviewed certain information provided by Jefferies to the PetIQ Board of Directors in advance of this meeting relating to Jefferies’ material investment banking relationships during the prior two-year period with PetIQ, Bansk Group and a third party that Jefferies was advised is an indirect investor with Bansk Group in connection with the merger (the “co-investor”). The representatives of Jefferies and members of PetIQ management, including Mr. Christensen, then left the meeting and the Transaction Committee and Cooley discussed considerations relating to PetIQ management’s rollover agreements and employment agreements with Bansk Group. Following discussion, the Transaction Committee approved authorizing PetIQ management, together with its legal counsel, to commence discussions with Bansk Group regarding rollover and employment agreements for certain members of PetIQ’s management.
Later on July 26 2024, representatives of Bansk Group and Jefferies spoke to discuss the progress of Bansk Group’s confirmatory due diligence review and transaction documentation processes and to align on the expected timeline and next steps toward a definitive merger agreement.
On July 28, 2024, Cooley sent Davis Polk an initial draft of PetIQ’s disclosure letter for the merger agreement, and Davis Polk sent Cooley an initial draft of Bansk Group’s debt commitment letter.
Also on July 28, 2024, after consultation with Cooley and consistent with the Transaction Committee’s discussion at its July 26, 2024 meeting, representatives of Jefferies confirmed to representatives of Bansk Group that the Transaction Committee had authorized certain members of PetIQ management to engage in discussions regarding rollover and employment agreements.
On July 29, 2024, Cooley sent to Davis Polk a revised draft of the merger agreement which, among other things, reinserted the go-shop provision and reduced the amount of the termination fee payable by PetIQ to accept an unsolicited superior proposal as compared to the prior Davis Polk draft.
On July 31, 2024, Davis Polk sent Cooley initial drafts of Bansk Group’s equity commitment letter and limited guarantee.
Also on July 31, 2024, the Transaction Committee met, with Mr. Christensen and representatives of Cooley present, to discuss the ongoing negotiation of the terms of the merger agreement.
Later on July 31, 2024, the PetIQ Board met, with members of PetIQ management and representatives of Cooley and Jefferies present. Cooley provided the PetIQ Board with an update on the status of the negotiations of the definitive agreements. Jefferies discussed with the PetIQ Board the Company Projections provided by PetIQ management and certain related financial matters. Following this discussion, members of PetIQ management, including Mr. Christensen, departed the meeting. The PetIQ Board, together with Cooley and Jefferies, discussed key transaction terms and open items. Following discussion, the PetIQ Board gave Cooley direction regarding the negotiation of the terms of the draft merger agreement and the other transaction agreements.
Later on July 31, 2024, Davis Polk sent a revised draft of the merger agreement to Cooley, which, among other things, again deleted the go-shop provision and increased the amount of the termination fee payable by PetIQ to accept an unsolicited superior proposal as compared to the prior Cooley draft. Between July 31 and August 6, 2024, the applicable parties continued to negotiate and exchange drafts of the merger agreement, disclosure letter, limited guarantee and equity and debt commitment letters, and also exchanged drafts of the rollover agreements and an employment agreement for Mr. Christensen, for which PetIQ management engaged its own counsel.

On August 5, 2024, the PetIQ Board met, with representatives of Cooley and Jefferies present. Mr. Christensen recused himself from the meeting given his ongoing negotiation of an employment agreement and rollover agreement with Bansk Group. Cooley reviewed the status of certain key transaction terms and provided an overview of the anticipated management rollover and the employment agreements for Mr. Christensen, as well as the terms of the equity and debt commitment letters. Cooley noted that Davis Polk had indicated that Bansk Group would not accept a go-shop provision or a termination fee lower than 3.5% of PetIQ’s equity value payable by PetIQ in certain circumstances. The PetIQ Board discussed the terms of the draft transaction agreements and gave direction to Cooley regarding further negotiation of the terms thereof. Jefferies then reviewed a preliminary financial analysis of the per share price to be paid by Bansk Group in the proposed merger. The PetIQ Board engaged in discussion regarding the transaction terms and directed Cooley to finalize negotiation of the draft transaction agreements for consideration by the PetIQ Board the following day.
On August 6, 2024, the PetIQ Board met, with members of PetIQ management and representatives of Cooley and Jefferies present. Mr. Christensen reviewed the status of negotiations with Bansk Group, including PetIQ management’s ongoing negotiations with Bansk Group with respect to the draft rollover agreements and Mr. Christensen’s employment agreement, after which Mr. Christensen was recused and members of PetIQ management left the meeting. Cooley reviewed the terms of the substantially final drafts of the merger agreement and other transaction agreements. The PetIQ Board also reviewed certain updated information provided by Jefferies to the PetIQ Board in advance of this meeting regarding Jefferies’ material investment banking relationships during the prior two-year period with PetIQ, Bansk Group and the co-investor. At the request of the PetIQ Board, Jefferies reviewed its financial analysis of the per share price payable by Bansk Group in the merger with the PetIQ Board and rendered an oral opinion, confirmed by delivery of a written opinion dated August 6, 2024, to the PetIQ Board to the effect that, as of such date and based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as set forth in such opinion, the per share price to be received by holders of Class A Common Stock (other than Rollover Persons and, as applicable, Bansk Group, the Bansk Investment Vehicles, Parent, Merger Sub, and their respective affiliates) pursuant to the merger agreement was fair, from a financial point of view, to such holders. Following discussion among the directors, after careful consideration, and taking into account the factors described in the section of this proxy statement captioned “The Merger — Recommendation of the Board of Directors and Reasons for the Merger,” the PetIQ Board, other than Mr. Christensen, who had been recused in light of his contemplated entry into a rollover agreement and an employment agreement, (i) determined that the entry into the merger agreement and the consummation of the transactions contemplated by the merger agreement, including the merger, are advisable and fair to, and in the best interests of, PetIQ and its stockholders; (ii) authorized and approved the execution, delivery and performance by PetIQ of the merger agreement and the consummation of the transactions contemplated by the merger agreement, including the merger; (iii) recommended that the stockholders of PetIQ adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement; and (iv) directed that the merger agreement be submitted for consideration by the PetIQ stockholders at a special meeting.
Following the August 6, 2024 meeting of the PetIQ Board, on the night of August 6, 2024 and continuing into the early morning of August 7, 2024, PetIQ, Bansk Group, Cooley and Davis Polk finalized the merger agreement and related transaction agreements.
Early on the morning of August 7, 2024, PetIQ and Parent and certain of its affiliates executed the merger agreement, Mr. Christensen and PetIQ (on Bansk Group’s behalf) executed an employment agreement effective as of and contingent on the closing of the merger, and Mr. Christensen and certain other members of PetIQ management each entered into a rollover agreement with Topco, with the arrangements contemplated thereby contingent on the closing of the merger.
On August 7, 2024, prior to market open, PetIQ and Bansk Group issued a joint press release announcing the execution of the merger agreement.
Recommendation of the PetIQ Board and Reasons for the Merger
Recommendation of the PetIQ Board
On August 6, 2024, the PetIQ Board (in each case when referenced in this section, other than Mr. Christensen, who recused himself in light of the rollover and employment agreements described in this proxy statement): (1) determined that the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of PetIQ and our stockholders; (2) authorized and approved the execution, delivery and performance by PetIQ of the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement; (3) recommended that our stockholders adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement; and (4) directed that the adoption of the merger agreement be submitted for consideration by our stockholders at a meeting thereof.
The PetIQ Board recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Reasons for the Merger
In evaluating the merger, the PetIQ Board consulted with PetIQ’s management and legal and financial advisors and, in arriving at its recommendation, considered and analyzed various factors, including the factors noted below (which factors are not necessarily presented in order of relative importance), that it believed supported its determination and recommendation:
•
Merger Consideration.   The per share price of $31.00 to be received by our stockholders, which represents:

•
a premium of approximately 51% over the closing price per share of Class A Common Stock on August 6, 2024, the last full trading day prior to the transaction announcement; and

•
a premium of approximately 41% over the volume weighted average price of Class A Common Stock for the 30-day period ended August 6, 2024.

•
Cash Consideration and Certainty of Value.   The consideration to be received by holders of Class A Common Stock in the merger consists entirely of cash, which provides certainty of value and immediate liquidity at an attractive premium to the market price while effectively eliminating the long-term business and execution risk of continuing to operate on a standalone basis. The PetIQ Board also considered that the amount of cash to be received for each outstanding share of our Class A Common Stock is fixed and will not be reduced if the share price of our Class A Common Stock declines prior to the effective time of the merger.

•
Highest Value Reasonably Obtainable.   The belief of the PetIQ Board that the per share price represents the highest value reasonably obtainable for the shares of our Class A Common Stock, taking into account, among other things:

•
the PetIQ Board’s familiarity with our business, operations, prospects, business strategy, assets, liabilities and general financial condition on a historical and prospective basis;

•
the PetIQ Board’s and its financial advisors’ familiarity with other potential acquirors of PetIQ;

•
the results of the PetIQ Board’s review of potential strategic alternatives from time to time and outreach to other potential counterparties, conducted with the assistance of our senior management and advisors, as described in the section of this proxy statement captioned “— Background of the Merger”;

•
the timing of the merger and the risk that if PetIQ did not accept Bansk Group’s offer, it may not have another opportunity to do so or to accept a comparable opportunity;

•
Bansk Group’s statements during arm’s-length negotiations that its $31.00 per share proposal was its best and final offer, and

•
the fact that the per share price of $31.00 was the highest price received in a proposal from a third party and represented an attractive and comparatively higher value for stockholders as compared to other prior proposals and relative to the risk-adjusted prospects for PetIQ on a standalone basis.

•
Business, Financial Condition, Prospects and Execution Risks.   The belief of the PetIQ Board, after a review of our business, current, historical and projected financial condition, results of operations, competitive landscape, execution risks and financial condition, and discussions with our management, that the value offered to our stockholders pursuant to the merger agreement is more favorable to our stockholders than the potential long-term and sustainable value that might have resulted from remaining an independent public company, considering, among other things:

•
the likelihood that management’s business plan, including management’s growth strategy in our Products segment, could be achieved in the face of operational and execution risks in the short and long term;

•
the impact of our plans to close or convert our remaining wellness centers;

•
new and evolving competition in the pet medication, product and wellness markets and challenges to acquiring or retaining customers;

•
the current and historical market prices of the Class A Common Stock; and

•
the impact of economic conditions and other market, consumer and competitive trends on PetIQ.

•
Possible Strategic Alternatives.   The assessment of the PetIQ Board that none of the possible alternatives to the merger (including the possibility of continuing to operate PetIQ as an independent public company or pursuing a different transaction, and the desirability and perceived risks of those alternatives, as well as the potential benefits and risks to our stockholders of those alternatives and the timing and likelihood of effecting such alternatives) was reasonably likely to present superior opportunities for PetIQ to create greater value for our stockholders, taking into account execution risks as well as business, competitive, financial, industry, legal, market and regulatory risks.

•
Advisors.   The fact that our legal and financial advisors assisted PetIQ throughout the process and negotiations and updated members of the PetIQ Board directly and regularly, which provided the PetIQ Board with additional perspectives on the negotiations in addition to those of our management.

•
Opinion of PetIQ’s Financial Advisor.   The opinion, dated August 6, 2024, of Jefferies to the PetIQ Board as to the fairness, from a financial point of view and as of such date, of the per share price to be received by holders of Class A Common Stock (other than Rollover Persons and, as applicable, Bansk Group, the Bansk Investment Vehicles, Parent, Merger Sub, and their respective affiliates) pursuant to the merger agreement, which opinion was based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, as more fully described in the section of this proxy statement captioned “The Merger — Opinion of PetIQ’s Financial Advisor” and the full text of the opinion attached as Annex B to this proxy statement.

•
Terms of the Merger Agreement.   The terms and conditions of the merger agreement, which was the product of arm’s-length negotiations with Bansk Group, including:

•
the PetIQ Board’s belief that the terms of the merger agreement would be unlikely to deter third parties from making a superior proposal;

•
our ability under certain circumstances to furnish information to, and conduct negotiations with, third parties submitting unsolicited acquisition proposals;

•
the PetIQ Board’s ability, under certain circumstances, to change, withdraw or modify its recommendation that our stockholders vote in favor of the adoption of the merger agreement;

•
our ability, under certain circumstances, to terminate the merger agreement to enter into an acquisition agreement in respect of a superior proposal, subject to payment of a termination fee of $34,606,500, which termination fee the PetIQ Board believed was reasonable, consistent with or below similar fees payable in comparable transactions, and not preclusive of other offers;

•
the requirement that approval of the merger agreement requires the affirmative vote of the holders of a majority of the issued and outstanding shares of our Class A Common Stock.

•
the limited conditions to Parent’s obligation to consummate the merger, including the absence of a financing condition, making the merger reasonably likely to be consummated;

•
the remedies available to PetIQ under the merger agreement in the event of a breach by Parent of the merger agreement, including, but not limited to, our ability, under certain circumstances, to seek specific performance to prevent breaches of the merger agreement, and to enforce specifically the terms of the merger agreement;

•
our ability to specifically enforce Parent’s obligation to cause the equity financing to be funded as contemplated by the merger agreement and the equity commitment letter, including our third-party beneficiary rights to enforce the Bansk Investment Vehicles’ funding obligations under the equity commitment letter under certain circumstances in accordance with the terms of the equity commitment letter and the merger agreement;

•
Parent’s obligation to pay a termination fee under certain circumstances, and certain of the Bansk Investment Vehicles’ guarantee of such payment pursuant to the limited guarantee;

•
the termination date of February 7, 2025, which is expected to allow for sufficient time to complete the merger; and

•
the PetIQ Board’s belief that the terms of the merger agreement provide sufficient operating flexibility to PetIQ to conduct our business in the ordinary course until the earlier of the consummation of the merger or the termination of the merger agreement.

•
Financing Commitments.   The PetIQ Board’s and management’s view, with input from PetIQ’s financial advisor, that Bansk Group has the financial capability to complete the merger as evidenced by the commitment letters.

•
Timing of Completion.   The anticipated timing of the consummation of the transactions contemplated by the merger agreement. The PetIQ Board also considered that the potential for closing the merger in a reasonable timeframe could reduce the amount of time in which our business would be subject to the potential uncertainty of closing and related disruption.

•
Appraisal Rights.   The appraisal rights under Section 262 of the DGCL in connection with the merger available to stockholders (including beneficial owners of shares of Class A Common Stock) who timely and properly exercise such appraisal rights under the DGCL if certain conditions are met.

The PetIQ Board also considered a number of uncertainties and risks and other potentially negative factors, including the following:
•
The nature of the merger as a cash transaction means that holders of Class A Common Stock (other than Rollover Persons, in respect of their Rollover Shares) will not participate in our future earnings or growth and will not benefit from any appreciation in value of the surviving corporation following the merger. The PetIQ Board also considered the other potential alternative strategies available to PetIQ as an independent company, which, despite significant uncertainty, had the potential to result in a more successful and valuable company.

•
The possibility that the merger might not be consummated, and if it is not consummated, that our directors, management team and other employees will have expended extensive time and effort and will have experienced significant distractions from their work on behalf of PetIQ during the pendency of the merger, our continuing business relationships with customers, business partners and employees may be adversely affected, the trading price of our Class A Common Stock could be adversely affected and an adverse perception could result among our customers, potential customers, employees and investors, which could cause an adverse impact on our operating results.

•
The restrictions in the merger agreement on our ability to solicit competing proposals from third parties following the execution of the merger agreement (subject to certain exceptions to allow the PetIQ Board to exercise its fiduciary duties and to accept a superior proposal upon the payment of a termination fee of $34,606,500). The PetIQ Board considered that although such termination fee is consistent with fees payable in comparable transactions, it potentially could deter others from proposing an alternative transaction that may be more advantageous to our stockholders.

•
The restrictions on the conduct of our business prior to the consummation of the merger, which may delay or prevent PetIQ from undertaking strategic initiatives before the completion of the merger that, absent the merger agreement, PetIQ might have pursued.

•
The potential effects of the public announcement of the merger (or the termination of the merger agreement), including potential effects on our employees, customers, operating results, stock price and ability to attract and retain management, sales and marketing and technical personnel and the potential for litigation in connection with the merger.

•
The fact that the merger requires certain regulatory clearances and consents, including antitrust clearance in the United States, which may take longer than expected and may not be received.

•
The receipt of the per share price in exchange for shares of our Class A Common Stock in the merger generally will be a taxable transaction for U.S. federal income tax purposes.

•
Interests that our directors and executive officers may have in the merger, which may be different from, or in addition to, those of our other stockholders. For more information, see the section of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger.”

•
PetIQ has incurred and will incur substantial costs in connection with the transactions contemplated by the merger agreement, which costs will be borne by PetIQ if the transactions are not consummated.

•
If the merger agreement is terminated by PetIQ in order to enter into a superior proposal or by Parent because the PetIQ Board of Directors makes an adverse change recommendation, PetIQ will be required to pay a termination fee of $34,606,500.

•
If Parent fails to complete the merger as a result of its breach of the merger agreement, our rights and remedies may be expensive and difficult to enforce through litigation, and the success of any such action may be uncertain, and that the merger agreement provides that Parent’s maximum aggregate liability for monetary damages for breaches of the merger agreement is capped at an amount equal to $69,213,000, plus the amount of any enforcement expenses (subject to a cap of $3,000,000).

This discussion is not meant to be exhaustive. Rather, it summarizes the material reasons and factors evaluated by the PetIQ Board in its consideration of the merger. After considering these and other factors, the PetIQ Board concluded that the potential benefits of entering into the merger agreement outweighed the uncertainties and risks. In light of the variety of factors considered by the PetIQ Board and the complexity of these factors, the PetIQ Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the foregoing factors in reaching its determination and recommendations. Moreover, each member of the PetIQ Board applied his or her own personal business judgment to the process and may have assigned different relative weights to the different factors. The PetIQ Board adopted and approved the merger agreement and the merger, and recommended that our stockholders adopt the merger agreement, based upon the totality of the information presented to, and considered by, the PetIQ Board. The explanation of the factors and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this proxy statement captioned “Forward-Looking Statements.”
Opinion of PetIQ’s Financial Advisor
PetIQ has engaged Jefferies as PetIQ’s financial advisor in connection with the merger. In connection with this engagement, the PetIQ Board requested that Jefferies evaluate the fairness, from a financial point of view, of the per share price to be received by holders of Class A Common Stock (other than Rollover Persons and, as applicable, Bansk Group, the Bansk Investment Vehicles, Parent, Merger Sub, and their respective affiliates) pursuant to the merger agreement. At a meeting of the PetIQ Board held on August 6, 2024 to evaluate the merger, Jefferies rendered an oral opinion, confirmed by delivery of a written opinion dated August 6, 2024, to the PetIQ Board to the effect that, as of such date and based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as set forth in such opinion, the per share price to be received by holders of Class A Common Stock (other than Rollover Persons and, as applicable, Bansk Group, the Bansk Investment Vehicles, Parent, Merger Sub, and their respective affiliates) pursuant to the merger agreement was fair, from a financial point of view, to such holders.

The full text of Jefferies’ opinion, which describes the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Jefferies, is attached as Annex B to this proxy statement and is incorporated herein by reference. Jefferies’ opinion was provided for the use and benefit of the PetIQ Board (in its capacity as such) in its evaluation of the per share price from a financial point of view and did not address any other aspect of the merger or any other matter. Jefferies’ opinion did not address the relative merits of the merger or other transactions contemplated by the merger agreement as compared to any alternative transaction or opportunity that might be available to PetIQ, nor did it address the underlying business decision by PetIQ to engage in the merger. Jefferies’ opinion did not constitute a recommendation to the PetIQ Board, and does not constitute a recommendation to any securityholder, as to how to vote or act with respect to the merger or any other matter. The following summary is qualified in its entirety by reference to the full text of Jefferies’ opinion.
In arriving at its opinion, Jefferies, among other things:
•
reviewed a draft, dated August 5, 2024, of the merger agreement;

•
reviewed certain publicly available financial and other information relating to PetIQ;

•
reviewed certain information furnished to Jefferies by the management of PetIQ relating to the business, operations and prospects of PetIQ, including certain financial forecasts and estimates provided to or discussed with Jefferies by the management of PetIQ;

•
held discussions with members of the senior management of PetIQ regarding the business, operations and prospects of PetIQ and the other matters described in the second and third bullet points above;

•
reviewed the stock trading price history and implied trading multiples of PetIQ and certain publicly traded companies that Jefferies deemed relevant in evaluating PetIQ;

•
reviewed, to the extent publicly available, financial terms of certain transactions that Jefferies deemed relevant in evaluating the merger; and

•
conducted such other financial studies, analyses and investigations as Jefferies deemed appropriate.

In its review and analysis and in rendering its opinion, Jefferies assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by PetIQ or that was publicly available to Jefferies (including, without limitation, the information described above) or otherwise reviewed by Jefferies. Jefferies relied on assurances of the management and other representatives of PetIQ that they were not aware of any facts or circumstances that would make such information incomplete, inaccurate or misleading. In its review, Jefferies did not make or obtain an independent evaluation or appraisal of any of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise), nor did Jefferies conduct a physical inspection of any of the properties or facilities, of PetIQ or any other entity and Jefferies was not furnished with, and assumed no responsibility to obtain or conduct, any such evaluations, appraisals or physical inspections. Jefferies also did not evaluate the solvency or fair value of PetIQ or any other entity under any state or federal laws relating to bankruptcy, insolvency or similar matters. In addition, Jefferies’ analyses and opinion did not consider any actual or potential arbitration, litigation, claims or possible unasserted claims, audits, investigations or other proceedings involving or affecting PetIQ or any other entity.
With respect to the financial forecasts and estimates provided to and reviewed by Jefferies, Jefferies noted that projecting future results of any company is inherently subject to uncertainty. However, Jefferies was advised, and Jefferies assumed, that the financial forecasts and estimates relating to PetIQ that Jefferies was directed to utilize for purposes of its analyses and opinion were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of PetIQ as to, and were an appropriate basis upon which to evaluate, the future financial performance of PetIQ and the other matters covered thereby. Jefferies expressed no opinion as to any financial forecasts or estimates or the assumptions on which they were based.
Jefferies relied upon the assessments of the management of PetIQ as to, among other things, (i) the potential impact on PetIQ of market, competitive, macroeconomic and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the pet industry, including the pet medication, product and wellness and veterinary sectors thereof, or the operations of PetIQ, (ii) the demand for pets and related pet products and services, which is dependent on discretionary spending by consumers and which, if different than as assumed, could have a material impact on Jefferies’ analyses or opinion, (iii) the products, product candidates and services of, and technology, trademarks, patents and other intellectual property utilized in, PetIQ’s business (including, without limitation, with respect to the development, manufacturing, commercialization and marketing of such products and product candidates and associated risks), and (iv) existing and future agreements and other arrangements involving, and ability to attract, retain and/or replace, key employees, customers, suppliers, distributors and other commercial relationships of PetIQ. Jefferies assumed that there would not be any developments with respect to any such matters that would be meaningful in any respect to Jefferies’ analyses or opinion.
Jefferies’ opinion was based on economic, monetary, regulatory, market and other conditions existing, and which could be evaluated, as of the date of Jefferies’ opinion. Jefferies expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion of which Jefferies becomes aware after the date of its opinion. As the PetIQ Board was aware, the credit, financial and stock markets, the industry and sectors in which PetIQ operates and the securities of PetIQ have experienced and may continue to experience volatility and disruptions and Jefferies expressed no view or opinion as to any potential effects of such volatility or disruptions on PetIQ or the merger.
Jefferies made no independent investigation of, and Jefferies expressed no view or opinion as to, any legal, regulatory, accounting or tax matters affecting or relating to PetIQ or the merger and Jefferies assumed the correctness in all respects meaningful to its analyses and opinion of all legal, regulatory, accounting and tax advice given to PetIQ and/or the PetIQ Board, including, without limitation, with respect to changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting PetIQ or the merger and legal, regulatory, accounting and tax consequences to PetIQ or its securityholders of the terms of, and transactions contemplated by, the merger agreement. Jefferies also assumed that the merger would be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws, documents and other requirements and that, in the course of obtaining the necessary governmental, regulatory or third-party approvals, consents, waivers and releases for the merger or otherwise, including with respect to any divestitures or other requirements, no delay, limitation, restriction or condition would be imposed or occur that would have an adverse effect on PetIQ or the merger or that otherwise would be meaningful in any respect to Jefferies’ analyses or opinion. Jefferies further assumed that the final merger agreement, when signed by the parties thereto, would not differ from the draft reviewed by Jefferies in any respect meaningful to Jefferies’ analyses or opinion.
As the PetIQ Board was aware, in connection with its engagement, Jefferies was not requested to, and Jefferies did not, undertake a third-party solicitation process on behalf of PetIQ regarding a possible acquisition of PetIQ; however, at the PetIQ Board’s direction, Jefferies previously held discussions with certain third parties that had expressed potential interest in such a transaction, including Bansk Group. Jefferies’ opinion did not address the relative merits of the merger or other transactions contemplated by the merger agreement as compared to any alternative transaction or opportunity that might be available to PetIQ, nor did it address the underlying business decision by PetIQ to engage in the merger or the terms of the merger agreement, including the form or structure of the merger or any term, aspect or implication of any share or units exchange, rollover, guarantee, arrangements relating to PetIQ’s convertible notes or other agreements, arrangements or understandings entered into in connection with, or contemplated by or resulting from, the merger or otherwise. Jefferies’ opinion was limited to the fairness, from a financial point of view and as of the date of such opinion, of the per share price to be received by holders of Class A Common Stock (to the extent expressly specified in such opinion), without regard to individual circumstances of specific holders (whether by virtue of control, voting or consent, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of PetIQ held by such holders, and Jefferies’ opinion did not in any way address proportionate allocation or relative fairness among such holders, holders of any other securities of PetIQ or otherwise. Jefferies was not asked to, and its opinion did not, address the fairness, financial or otherwise, of any consideration to the holders of any class of securities (other than to the extent expressly specified in Jefferies’ opinion), creditors or other constituencies of PetIQ or any other party. Furthermore, Jefferies did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable to or to be received by any officers, directors or employees, or any class of such persons, in connection with the merger relative to the per share price or otherwise. Jefferies also expressed no view or opinion as to the prices at which shares of Class A Common Stock, Class B Common Stock or any other securities of PetIQ or any securities of HoldCo may trade or otherwise be transferable or exchanged at any time, including following announcement or consummation of the merger. The issuance of Jefferies’ opinion was authorized by the Fairness Committee of Jefferies LLC.
In connection with rendering its opinion to the PetIQ Board, Jefferies performed a variety of financial and comparative analyses, including those described below. The following summary is not a complete description of all analyses performed and factors considered by Jefferies in connection with its opinion. The preparation of a financial opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. With respect to the selected public companies and selected precedent transactions analyses summarized below, no company or transaction used as a comparison was identical or directly comparable to PetIQ or the merger. These analyses necessarily involved complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies or transactions concerned.
Jefferies believes that its analyses and the summary below must be considered as a whole and in context and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Jefferies’ analyses and opinion. Jefferies did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole.
The estimates of the future performance of PetIQ in or underlying Jefferies’ analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than those estimates. In performing its analyses, Jefferies considered industry performance, general business and economic conditions and other matters, many of which were beyond the control of PetIQ. Estimates of the financial value of companies do not purport to be appraisals or necessarily reflect the prices at which companies or securities actually may be sold or acquired. Accordingly, the estimates used in, and the implied reference ranges resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as Jefferies’ view of the actual value of PetIQ or its business or securities.
The per share price payable pursuant to the merger agreement was determined through negotiations between PetIQ and Bansk Group, and the decision by PetIQ to enter into the merger agreement was solely that of the PetIQ Board. Jefferies’ opinion and financial analyses were only one of many factors considered by the PetIQ Board in its evaluation of the per share price and should not be viewed as determinative of the views of the PetIQ Board or PetIQ’s management with respect to the merger or the consideration payable in the merger.
The summary of the financial analyses described below under the heading “— Financial Analyses” is a summary of the material financial analyses reviewed with the PetIQ Board and performed by Jefferies in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand Jefferies’ financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Jefferies’ financial analyses. The order in which the financial analyses summarized below appear does not necessarily reflect the relative importance or weight given to such analyses. For purposes of the analyses described below, the term “adjusted EBITDA” means earnings before interest, taxes, depreciation and amortization, adjusted for stock-based compensation and certain non-recurring and non-cash items and, for purposes of the selected precedent transactions analysis described below, the aggregate principal amount and estimated costs payable upon a change of control transaction associated with PetIQ’s outstanding convertible notes as provided by the management of PetIQ were taken into account. Approximate implied per share equity value reference ranges derived from the financial analyses and certain additional information described below were rounded to the nearest $0.05.

Financial Analyses
Selected Public Companies Analysis.   Jefferies reviewed publicly available financial, stock market and operating information of PetIQ and the following seven selected publicly traded companies with operations in the pet products and consumer health industries that Jefferies considered generally relevant for purposes of analysis (collectively, the “selected companies”):
•
Central Garden & Pet Company

•
Chewy, Inc.

•
Elanco Animal Health Incorporated

•
Patterson Companies, Inc.

•
Perrigo Company plc

•
Prestige Consumer Healthcare Inc.

•
Spectrum Brands Holdings, Inc.

Jefferies reviewed, among other information, enterprise values, calculated as fully diluted equity values based on closing stock prices on August 5, 2024 plus total debt, non-controlling interests and equity investments and less cash and cash equivalents, as multiples of calendar year 2024 and calendar year 2025 estimated adjusted EBITDA. Financial data of the selected companies were based on Wall Street research analysts’ estimates, public filings and other publicly available information. Financial data of PetIQ was based on financial forecasts and estimates provided by the management of PetIQ.
The overall low to high calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples observed for the selected companies were 6.4x to 19.2x (with a median of 10.2x) and 6.3x to 16.0x (with a median of 9.7x), respectively. Jefferies applied selected ranges of calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples derived from the selected companies of 8.7x to 11.7x and 8.2x to 11.2x, respectively, to corresponding financial data of PetIQ.
This analysis indicated the following approximate implied per share equity value reference ranges for PetIQ, as compared to the per share price:
Implied Per Share Equity Value Reference Ranges Based On:		Per Share Price
CY2024E Adjusted EBITDA $21.10 – $32.80	CY2025E Adjusted EBITDA $22.85 – $35.90	$31.00
Selected Precedent Transactions Analysis.   Jefferies reviewed financial data relating to the following 17 selected transactions involving target companies or businesses with operations in the pet products industry that Jefferies considered generally relevant for purposes of analysis (collectively, the “selected transactions”):

Announced	Acquiror	Target
April 2023	• Mars, Incorporated	• Heska Corporation
February 2023	• Post Holdings, Inc.	• The J.M. Smucker Company (select pet foods brands)
January 2023	• PetIQ, Inc.	• Rocco & Roxie Supply Co, LLC
May 2022	• TPG Inc. and Clayton, Dubilier & Rice, LLC	• Covetrus, Inc.
January 2022	• SwedenCare AB	• NaturVet
December 2021	• Vimian Group AB	• GlobalOne Pet Products LLC
September 2021	• Platinum Equity, LLC	• PetMate
August 2021	• Health & Happiness (H&H) International Holdings Ltd.	• Zesty Paws LLC
July 2021	• Vestar Capital Partners LLC	• PetHonesty LLC
May 2021	• General Mills, Inc.	• Tyson Foods, Inc. (pet treats business)
December 2020	• Nexus Capital Management LP	• The J.M. Smucker Company (Natural Balance pet food business)
November 2020	• Health & Happiness (H&H) International Holdings Ltd.	• Solid Gold Pet, LLC
May 2020	• Clayton, Dubilier & Rice, LLC	• Radio Systems Corporation
January 2020	• PetIQ, Inc.	• Elanco Animal Health Incorporated (CapStar business)
October 2019	• Better Choice Company Inc.	• Halo, Purely for Pets, Inc.
August 2019	• Elanco Animal Health Incorporated	• Bayer Aktiengesellschaft (animal health business)
May 2019	• PetIQ, Inc.	• Perrigo Company plc (animal health business)
Jefferies reviewed transaction values, based on the consideration paid or payable in the selected transactions, as a multiple of the latest 12 months adjusted EBITDA of the target companies or businesses as of the announcement date of the applicable selected transaction. Financial data of the selected transactions were based on public filings and other publicly available information. Financial data of PetIQ was based on financial forecasts and estimates provided by the management of PetIQ.
The overall low to high latest 12 months adjusted EBITDA multiples observed for the selected transactions, to the extent meaningful and based on publicly available information, was 9.0x to 61.9x (with a median of 15.9x). Jefferies applied a selected range of latest 12 months adjusted EBITDA multiples derived from the selected transactions of 9.0x to 15.9x to the latest 12 months (as of June 30, 2024) adjusted EBITDA of PetIQ.
This analysis indicated the following approximate implied per share equity value reference range for PetIQ, as compared to the per share price:
Implied Per Share Equity Value Reference Range	Per Share Price
$21.55 – $44.25	$31.00
Discounted Cash Flow Analysis.   Jefferies performed a discounted cash flow analysis of PetIQ by calculating the estimated present value of the standalone unlevered, after-tax free cash flows that PetIQ was forecasted to generate during the last two quarters of the fiscal year ending December 31, 2024 through the full fiscal year ending December 31, 2029 based on financial forecasts and estimates provided by the management of PetIQ. For purposes of this analysis, stock-based compensation was treated as a cash expense and PetIQ’s net operating loss carryforwards and other tax assets were taken into account. Jefferies calculated terminal values for PetIQ by applying to PetIQ’s fiscal year 2029 unlevered, after-tax free cash flow a selected range of perpetuity growth rates of 2.5% to 3.5%. The present values (as of June 30, 2024) of the cash flows and terminal values were then calculated using a selected range of discount rates of 12.0% to 14.0%.
This analysis indicated the following approximate implied per share equity value reference range for PetIQ, as compared to the per share price:
Implied Per Share Equity Value Reference Range	Per Share Price
$25.75 – $36.90	$31.00
Certain Additional Information
Jefferies observed certain additional information that was not considered part of Jefferies’ financial analysis with respect to its opinion but was noted for informational purposes, including the implied premiums paid or proposed to be paid in selected all-cash merger and acquisition transactions involving U.S. publicly-traded target companies with operations in the consumer and retail industries announced from January 1, 2012 through August 5, 2024 with transaction equity values of $500 million to $2 billion; applying a selected range of implied premiums of approximately 21% to 49% (reflecting the overall 25th to 75th percentile of the implied premiums derived from such transactions based on the closing stock prices of the target companies involved in such transactions 30 calendar days prior to public announcement of such transactions) to the closing price of Class A Common Stock of $22.71 per share on July 5, 2024 (the date that is 30 calendar days prior to the last trading day preceding the date of Jefferies’ opinion) indicated an approximate implied per share equity value reference range for PetIQ of $27.50 per share to $33.90 per share.
Miscellaneous
PetIQ has agreed to pay Jefferies for its financial advisory services in connection with the merger an aggregate fee currently estimated to be approximately $24 million, of which $1.5 million was payable upon delivery of Jefferies’ opinion to the PetIQ Board and the balance is payable contingent upon consummation of the merger. In addition, PetIQ agreed to reimburse Jefferies for expenses, including certain fees and expenses of counsel, incurred in connection with Jefferies’ engagement and to indemnify Jefferies and related parties against certain liabilities, including liabilities under federal securities laws, arising out of or in connection with the services rendered and to be rendered by Jefferies under its engagement.
As the PetIQ Board was aware, Jefferies and its affiliates in the past have provided, currently are providing, and in the future may provide, certain financial advisory or financing services to PetIQ and/or certain of its affiliates unrelated to the merger, for which services Jefferies and its affiliates have received and may receive compensation, including, during the approximate two-year period prior to the date of Jefferies’ opinion, having acted or acting as joint lead arranger, joint bookrunner, administrative agent and collateral agent for, and as a lender under, a credit facility of an affiliate of PetIQ, for which services in connection with such credit facility Jefferies received no compensation during such two-year period. As the PetIQ Board also was aware, although Jefferies and its affiliates had not provided financial advisory or financing services to Bansk Group during the approximate two-year period prior to the date of Jefferies’ opinion for which Jefferies and its affiliates have received compensation, Jefferies and its affiliates in the future may provide such services to Bansk Group and/or its affiliates or portfolio companies, as the case may be, for which services Jefferies and/or its affiliates would expect to receive compensation. As the PetIQ Board further was aware, Jefferies and its affiliates in the past have provided, currently are providing, and in the future may provide, certain financial advisory or financing services to a third party that Jefferies was advised is an indirect investor with Bansk Group in connection with the merger (the “co-investor”), and/or certain of such co-investor’s affiliates or entities in which it holds a direct or indirect interest, for which services Jefferies and its affiliates have received and may receive compensation, including, during the approximate two-year period prior to the date of Jefferies’ opinion, having acted or acting as (i) sole bookrunner for transactions involving certain equity interests directly or indirectly held by such co-investor, (ii) joint bookrunner for equity and/or debt securities offerings of certain entities in which such co-investor holds a direct or indirect interest and (iii) joint lead arranger for a credit facility of an entity in which such co-investor holds a direct or indirect interest, for which services described in the foregoing clauses (i) through (iii) Jefferies and/or its affiliates received aggregate fees during such two-year period of approximately $15 million. Jefferies maintains a market in the securities of PetIQ and, in the ordinary course of business, Jefferies and its affiliates trade or hold or may trade or hold, as the case may be, securities or financial instruments (including loans and other obligations) of PetIQ, Bansk Group, the co-investor and/or their respective affiliates or, as applicable, entities in which they hold direct or indirect interests for Jefferies’ and its affiliates’ own account and for the accounts of customers and, accordingly, at any time hold or may hold, as the case may be, long or short positions or otherwise effect transactions in those securities or financial instruments.
Jefferies was selected as a financial advisor to PetIQ in connection with the merger because, among other things, Jefferies is an internationally recognized investment banking firm with substantial experience in merger and acquisition transactions and based on its familiarity with PetIQ and the industry in which PetIQ operates. Jefferies is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities and private placements.
Unaudited Prospective Financial Information
While PetIQ has publicly issued limited short-term guidance concerning aspects of its expected financial performance from time to time, PetIQ does not, as a matter of course, publicly disclose forecasts or internal projections as to future performance or results of operations given the inherent unpredictability of such projections and underlying assumptions.
However, in connection with the review of potential strategic alternatives in early 2023, PetIQ management, at the direction of the PetIQ Board, prepared non-public, unaudited prospective financial information through fiscal year 2027 (the “2023 Projections”), in part on the basis of certain Products segment financial information that had been prepared by PetIQ management and reviewed with and approved by the PetIQ Board for sharing with Bansk Group and other potential acquirors that had signed a confidentiality agreement and requested such information in connection with their exploration of a potential acquisition of PetIQ in 2023. The 2023 Projections also were provided to PetIQ’s financial advisor.
The information and table set forth below is included solely to give PetIQ stockholders access to certain information set forth in the 2023 Projections that were made available to the PetIQ Board, PetIQ’s financial advisor and potential acquirors in 2023 and is not included in this proxy statement in order to influence any stockholder’s decision to vote with respect to the proposal to adopt the merger agreement or for any other purpose:
$ in millions	2023E	2024E	2025E	2026E	2027E
Total Net Sales	$1,015.0	$1,203.8	$1,417.4	$1,627.9	$1,800.5
Total Cost of Sales(1)	$766.2	$894.7	$1,043.0	$1,183.8	$1,304.7
Gross Profit	$248.7	$309.0	$374.4	$444.1	$495.8
Operating Expenses(1)	$172.1	$203.9	$223.6	$247.6	$268.9
EBITDA(2)	$76.6	$105.1	$150.9	$196.5	$226.8
Adjusted EBITDA(3)	$89.1	$117.1	$164.1	$211.1	$242.8

(1)
Presented excluding depreciation & amortization.

(2)
“EBITDA” is a non-GAAP financial measure that is calculated by starting with GAAP net income (loss) adjusted for income tax expense, depreciation, amortization, goodwill impairment, and interest expense, net.

(3)
“Adjusted EBITDA” is a non-GAAP financial measure that is calculated by starting with EBITDA adjusted for acquisition costs, stock-based compensation expense, integration and business transformation costs, restructuring costs, litigation expenses and other one-time transactions that management does not believe are representative of PetIQ’s core ongoing business.
In connection with PetIQ’s evaluation of the merger in 2024, PetIQ’s management prepared updated non-public, unaudited prospective financial information on a preliminary basis initially through fiscal year 2027 and subsequently extended such financial information for fiscal years 2028 and 2029 (as so extended, the “Company Projections” and, together with the 2023 Projections, the “Projections”). The Company Projections were reviewed and approved by the Transaction Committee and the PetIQ Board in connection with the evaluation in 2024 of potential strategic alternatives, including the merger, and the Company Projections were provided to Jefferies for its use and reliance in connection with its financial analyses and opinion to the PetIQ Board as described in the section of this proxy statement captioned “The Merger — Opinion of PetIQ’s Financial Advisor.” The initial preliminary non-public, unaudited prospective financial information through fiscal year 2027 was provided to Bansk Group on or about July 16, 2024 and the full Company Projections were provided to Bansk Group on or about July 30, 2024.
The information and table set forth below is included solely to give PetIQ stockholders access to certain information set forth in the Company Projections that were made available to the PetIQ Board, PetIQ’s financial advisor and Bansk Group and is not included in this proxy statement in order to influence any stockholder’s decision to vote with respect to the proposal to adopt the merger agreement or for any other purpose:
$ in millions	2024E(4)	2025E	2026E	2027E	2028E	2029E
Total Net Sales	$1,161.0	$1,233.6	$1,358.0	$1,465.8	$1,584.2	$1,697.4
Total Cost of Sales(1)	$868.4	$903.0	$983.4	$1,054.8	$1,132.2	$1,199.1
Gross Profit	$292.7	$330.6	$374.6	$411.0	$452.0	$498.4
Operating Expenses(1)	$189.7	$203.1	$229.9	$243.3	$260.0	$277.3
EBITDA(2)	$103.0	$127.5	$144.7	$167.8	$192.0	$221.0
Adjusted EBITDA(3)	$125.9	$140.5	$157.5	$181.7	$207.2	$237.5

(1)
Presented excluding depreciation & amortization.

(2)
“EBITDA” is a non-GAAP financial measure that is calculated by starting with GAAP net income (loss) adjusted for income tax expense, depreciation, amortization, goodwill impairment, and interest expense, net.

(3)
“Adjusted EBITDA” is a non-GAAP financial measure that is calculated by starting with EBITDA adjusted for acquisition costs, stock-based compensation expense, integration and business transformation costs, restructuring costs, litigation expenses and other one-time transactions that management does not believe are representative of PetIQ’s core ongoing business. For 2026E — 2029E, stock-based compensation expense is the only adjustment to EBITDA.

(4)
The 2024E financial information included in the Company Projections was derived from the budget prepared by PetIQ management based on Q1 2024 actual financial results and PetIQ management’s projections with respect to the remainder of FY2024. Following the availability of Q2 actual financial results, PetIQ management prepared an updated budget based on actual financial results in respect of H1 2024 and PetIQ management’s projections with respect to H2 2024 (the “6+6 Budget”). At the direction of PetIQ management, Jefferies performed its financial analysis using the 2024E financial information set forth in the 6+6 Budget. The 2024E financial information set forth in this table reflects such 2024E financial information set forth in the 6+6 Budget.

The Projections were not prepared with a view toward public disclosure or toward complying with U.S. generally accepted accounting principles (“GAAP”), nor were they prepared with a view toward compliance with the published guidelines of the SEC, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of projections of prospective financial information. EBITDA and Adjusted EBITDA, the non-GAAP financial measures used in the Projections, were relied upon by the PetIQ Board in connection with the merger. EBITDA is presented because it is a necessary component for calculating Adjusted EBITDA. The PetIQ Board and management historically have used Adjusted EBITDA to assess PetIQ’s operating performance and for business planning purposes. The PetIQ Board determined that the use of Adjusted EBITDA in the Projections was most consistent with PetIQ’s past practice and appropriate in generating financial projections on a period-to-period basis. While PetIQ believes that Adjusted EBITDA provides useful supplemental information in analyzing PetIQ’s financial results, there are limitations associated with the use of Adjusted EBITDA. In addition, Adjusted EBITDA as used by PetIQ may not be directly comparable to similarly titled measures used by other companies, because not all companies calculate Adjusted EBITDA in the same manner, and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.
The most directly comparable GAAP financial measure for EBITDA and Adjusted EBITDA is net income (loss). The SEC rules, which otherwise would require a reconciliation of a non-GAAP financial measure to a GAAP financial measure, do not apply to non-GAAP financial measures provided to a board of directors or financial advisors in connection with a proposed business combination transaction, such as the transactions contemplated by the merger agreement, if the disclosure is included in a document such as this proxy statement. Accordingly, PetIQ has not provided a reconciliation of EBITDA or Adjusted EBITDA included in the Projections to net income (loss).
The Projections reflect estimates and assumptions made by PetIQ management with respect to general business, economic, competitive, regulatory and other market and financial conditions and other future events, all of which are difficult to predict and many of which are beyond PetIQ’s control. In particular, the Projections, while presented with numerical specificity, necessarily were based on numerous variables and assumptions that are inherently uncertain. The Projections cover multiple years and, by their nature, become less predictive with each successive year and are unlikely to anticipate each circumstance that will have an effect on PetIQ’s business and results of operations. None of PetIQ, Bansk Group, Parent or any of their respective affiliates, advisors or other representatives makes any representation to any stockholder regarding the validity, reasonableness, accuracy or completeness of the Projections or the ultimate performance of PetIQ relative to the financial projections. The inclusion of the Projections in this proxy statement does not constitute an admission or representation of PetIQ that the Projections or the information contained therein is material. Except as required by applicable law, neither PetIQ nor any of its affiliates intends to, and each of them disclaims any obligation to, update, correct or otherwise revise the Projections if any or all of them have changed or change or otherwise have become, are or become inappropriate (even in the short term). These considerations should be taken into account in evaluating the Projections, which were prepared as of an earlier date.
The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding PetIQ in its public filings with the SEC. The Projections may differ from published analyst estimates and forecasts, and do not take into account any events or circumstances after the date on which they were prepared. The Projections were developed by PetIQ management on a standalone basis without giving effect to the merger and the other transactions contemplated by the merger agreement, and therefore the Projections do not give effect to the transactions contemplated by the merger agreement or any changes to PetIQ’s operations or strategy that may be implemented after the consummation of the merger, including any costs incurred in connection with the transactions contemplated by the merger agreement. Furthermore, the Projections do not take into account the effect of any failure of the transactions contemplated by the merger agreement to be completed and should not be viewed in that context.
The Projections further reflect subjective judgment in many respects and, therefore, are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The inclusion of the Projections should not be regarded as an indication that PetIQ or anyone who received the Projections then considered, or now considers, the Projections to be necessarily predictive of actual future events, and this information should not be relied upon as such. PetIQ management views the Projections as subject to inherent risks and uncertainties associated with such long-range projections.
Interests of PetIQ’s Directors and Executive Officers in the Merger
When considering the recommendation of the PetIQ Board that you vote to approve the proposal to adopt the merger agreement, you should be aware that, in addition to the Amended CEO Employment Agreement and the Rollover Agreements, our directors and executive officers may have interests in the merger that are different from, or in addition to, the interests of our stockholders. In (1) evaluating and negotiating the merger agreement; (2) approving the merger agreement and the merger; and (3) recommending that the merger agreement be adopted by our stockholders, the PetIQ Board was aware of and considered these interests to the extent that they existed at the time, among other matters. These interests are more fully described below.
Insurance and Indemnification of Directors and Executive Officers
Pursuant to the terms of the merger agreement, directors and officers of PetIQ will be entitled to certain ongoing indemnification and insurance coverage, including under directors’ and officers’ liability insurance policies and fiduciary liability insurance policies. For more information, see the section of this proxy statement captioned “The Merger Agreement — Indemnification and Insurance.”
Treatment of Equity Awards
Treatment of PetIQ Options
As of August 30, 2024, there were outstanding PetIQ options to purchase an aggregate of 711,290 shares of Class A Common Stock with an exercise price below the per share price, of which PetIQ options to purchase an aggregate of 433,266 shares of Class A Common Stock were held by our current executive officers and none of which were held by our current non-employee directors.
At the effective time of the merger, each outstanding PetIQ option, whether vested or unvested, will be automatically cancelled and converted into the right to receive an amount in cash equal to (1) the total number of shares of Class A Common Stock subject to such PetIQ option as of immediately prior to the effective time of the merger, multiplied by (2) the excess, if any, of (A) the per share price over (B) the per share exercise price for such PetIQ option, less applicable withholding taxes. Any PetIQ option that has a per share exercise price that is greater than or equal to the per share price will be automatically cancelled at the effective time of the merger for no consideration.
Treatment of PetIQ RSUs
As of August 30, 2024, there were outstanding awards of PetIQ RSUs (or portions thereof) that cover an aggregate of 1,780,436 shares of Class A Common Stock, of which PetIQ RSUs covering an aggregate of 819,585 shares of Class A Common Stock were held by our current executive officers and PetIQ RSUs covering an aggregate of 24,618 shares of Class A Common Stock were held by our current non-employee directors.
At the effective time of the merger, each outstanding PetIQ RSU, whether vested or unvested, will be automatically cancelled and converted into the right to receive an amount in cash equal to (1) the total number of shares of Class A Common Stock subject to such PetIQ RSU as of immediately prior to the effective time of the merger, multiplied by (2) the per share price, less applicable withholding taxes.
2024 Annual Bonus Payments
Pursuant to the terms of the merger agreement, on February 3, 2025 (which date may occur prior to, on or after the closing date of the merger), we will pay annual cash bonuses under our short-term incentive program, as approved by the Compensation Committee of the PetIQ Board of Directors on February 22, 2024 and amended on May 1, 2024, to eligible employees, including all of our current executive officers, in each case, as of immediately prior to the effective time of the merger, based on achievement in respect of the 2024 performance year in a maximum aggregate amount not to exceed $12.1 million. As of the date of this proxy statement, the amount of such bonus payable to any of our executive officers, if any, has not been determined.
Long-Term Incentive Compensation Awards
Prior to the closing of the merger, pursuant to the terms of the Company disclosure letter to the merger agreement, we may grant up to 430,000 PetIQ RSUs in the aggregate to participants in our long-term incentive program, including our executive officers, pursuant to the PetIQ, Inc. 2024 Omnibus Incentive

Plan, as amended (the “Omnibus Plan”) (the “LTI RSUs”). Any such LTI RSUs will be granted consistent with the terms of our long-term incentive program, assuming maximum achievement in respect of the 2024 performance year. In connection with the merger, the LTI RSUs will be treated as set forth above under “Interests of PetIQ’s Directors and Executive Officers in the Merger — Treatment of Equity Awards — Treatment of PetIQ RSUs.” As of the date of this proxy statement, the amount of any such LTI RSUs to be granted to any of our executive officers, if any, has not been determined.
Transaction Bonuses
Pursuant to the terms of the Company disclosure letter to the merger agreement, we may award cash transaction bonuses to certain of our employees, including our current executive officers, in such amounts as may be determined by us (the “Transaction Bonuses”). The Transaction Bonuses will be subject to the continued employment of such employees through, and payable at, the closing of the merger; provided that the amount of such Transaction Bonuses will not exceed $1,000,000 in the aggregate and $300,000 on an individual basis, with any individual Transaction Bonuses in excess of such individual limit to be subject to the approval of Parent. As of the date of this proxy statement, the amount of any such Transaction Bonus payable to any of our executive officers, if any, has not been determined.
Current Severance Arrangements with Executive Officers
Each of PetIQ’s current executive officers (other than Mr. Carter and Mr. Lyon) is party to an employment agreement with us and accordingly is currently entitled to receive severance payments and benefits in the event of certain qualifying terminations of employment. In the event that the employment of our Chairman and Chief Executive Officer, McCord Christensen, is terminated by PetIQ without cause or for good reason (each as defined in his current employment agreement dated as of May 9, 2019) prior to the closing of the merger, he would be entitled to receive severance compensation equal to the greater of (1) $2,000,000 or (2) the aggregate of two times the sum of Mr. Christensen’s (i) base salary and (ii) annual cash bonus for the year immediately prior to his termination of employment. In addition, Mr. Christensen would immediately vest in any outstanding equity-based awards.
In the event that Mr. Glasman’s, Michael Smith’s, or John Pearson’s employment is terminated by PetIQ without cause or if Mr. Glasman or Mr. Pearson resigns for good reason (each as defined in his respective employment agreement), the executive officer would be entitled to receive (1) continued payment of his then-current base salary for a period of 12 months from the date of termination and (2) for Mr. Glasman only, a prorated bonus for the year in which the termination occurs, based on actual performance as determined by the Compensation Committee of the PetIQ Board of Directors.
To receive any severance benefits upon a qualifying termination, each executive officer must timely execute and not revoke a release of claims. In addition, each executive officer’s employment agreement contains customary terms relating to noncompetition, nonsolicitation, nondisparagement, nondisclosure of confidential information and protection of intellectual property.
Rollover Agreements
In connection with the execution of the merger agreement, Mr. Christensen and certain of our other executive officers, including Mr. Smith, Mr. Pearson, Mr. Lyon and Mr. Carter, have entered into Rollover Agreements in respect of certain of their PetIQ options and PetIQ RSUs, pursuant to which, among other things, (1) immediately prior to and contingent upon the occurrence of the merger, TopCo will issue to such Rollover Person a number of newly issued equity interests of TopCo in exchange for the number of Rollover Shares held by such Rollover Person, with such TopCo common units having an equivalent aggregate value to the aggregate value of such Rollover Shares as determined based on the per share price, and (2) such Rollover Persons will reinvest a portion of their respective after-tax proceeds from the consideration received under the merger agreement in respect of their PetIQ options and PetIQ RSUs into a number of newly issued equity interests of TopCo, on the terms and subject to the conditions set forth in the applicable Rollover Agreement. The Rollover Agreements also contemplate that at the closing of the merger, each of the Rollover Persons will enter into an amended and restated limited partnership agreement of TopCo and that the TopCo units received by the Rollover Persons pursuant to their respective Rollover Agreements will be subject to the restrictions on transfer and other terms and conditions of such limited partnership agreement. The Rollover Agreements contemplate that the Rollover Persons will invest an aggregate value of $15,810,656 of Rollover Shares (based on the per share price) and reinvested proceeds. As of August 30, 2024, the Rollover Persons collectively held Rollover Shares equal to, in the aggregate, approximately 1.3% of our outstanding shares of Common Stock. The Rollover Persons will not be entitled to receive the per share price in respect of any Rollover Shares.
Amended Employment and Severance Arrangement with McCord Christensen
In connection with the execution of the merger agreement, we entered into the Amended CEO Employment Agreement with our Chairman and Chief Executive Officer, McCord Christensen, to become effective at the closing of the merger, pursuant to which Mr. Christensen will continue to serve as our Chairman and Chief Executive Officer. The Amended CEO Employment Agreement provides that Mr. Christensen’s initial base salary will be $1,200,000 per year; he will be eligible to receive an annual cash bonus targeted at 133.33% of his annual base salary based on meeting certain levels of financial targets as determined by the PetIQ Board of Directors (or its delegee), and no later than thirty (30) days following the closing of the merger, he will be entitled to a grant of profits units in Parent (“Profits Units”) in an amount equal to 3% of the fully diluted equity of Parent pursuant to the terms and conditions of the management incentive plan to be established following the closing of the merger (“MIP”). For more information, see “Post-Closing Profits Unit Awards” below.
On or after the closing of the merger, in the event of any termination of employment, Mr. Christensen will be entitled to (i) accrued but unpaid salary through the date of termination, (ii) any unreimbursed business expenses payable in accordance with expense reimbursement policies, (iii) any benefits owed under any compensation plan or program, (iv) any benefits owed under any employee benefit plan in which Mr. Christensen was a participant in accordance with applicable law and the provisions of such plan, (v) interests in all profit sharing arrangements or rights to receive compensation in any form and (vi) any earned but unpaid annual bonuses in respect to a prior competed calendar year (collectively, the “Accrued Obligations”). In addition, in the event Mr. Christensen is terminated by us without Cause or he resigns for Good Reason (as each such term is defined in the Amended CEO Employment Agreement), he will eligible to receive (1) a severance payment equal to $10,000,000, payable in accordance with our customary payroll practices (and subject to customary withholding and payroll taxes) as follows: (A) the first $5,000,000 will be payable in a lump sum on the first regular payroll payment date following the date that is thirty (30) days after the date of such termination, and (B) the remaining $5,000,000 will be payable in substantially equal installments over the twenty-four (24) months following the date of such termination, (2) payment by us of COBRA premiums for Mr. Christensen and his covered dependents for eighteen months following the date of such termination; (3) to the extent Mr. Christensen has earned an annual cash bonus for the calendar year immediately preceding the year in which such termination has occurred, but has not yet received payment of such annual cash bonus, the amount of such bonus to be paid in a single lump sum, and (4) immediate vesting as of the date of such termination of all outstanding incentive units that vest solely based on the passage of time that are held by Mr. Christensen as of the date of such termination. In the event Mr. Christensen’s employment terminates as a result of his death or Disability (as defined in the Amended CEO Employment Agreement), we will pay to his legal representatives the Accrued Obligations and will cause all outstanding incentive units that vest solely based on the passage of time (and are not subject to any performance goals, including without limitation, based on the achievement of any level of proceeds in connection with a transaction) that are held by Mr. Christensen as of the date of such termination to immediately vest upon such termination. To receive any severance benefits upon a qualifying termination, Mr. Christensen must timely execute and not revoke a release of claims. In addition, the Amended CEO Employment Agreement contains customary terms relating to noncompetition, nonsolicitation, nondisparagement, nondisclosure of confidential information and protection of intellectual property.
Post-Closing Employment and Severance Arrangements with Other Executive Officers
As of the date of this proxy statement, none of PetIQ’s executive officers, other than Mr. Christensen (as described above), have (1) reached an understanding on potential employment or other retention terms with the surviving corporation or with Parent or Merger Sub; or (2) entered into any definitive agreements or arrangements regarding employment or other retention with the surviving corporation or with Parent or Merger Sub to be effective following the consummation of the merger. However, prior to the effective time of the merger, Parent or Merger Sub may initiate discussions regarding employment or other retention terms and may enter into definitive agreements regarding employment or retention for certain of PetIQ’s employees to be effective as of the effective time of the merger.
Post-Closing Profits Unit Awards
Pursuant to the Amended CEO Employment Agreement, Mr. Christensen is entitled to receive, following the closing of the merger, an award of Profits Units representing 3% of the fully diluted equity of Parent under the MIP. PetIQ’s other executive officers will also be eligible to receive awards of Profits Units under the MIP but as of the date of this proxy statement, none of the executive officers other than Mr. Christensen have entered into any definitive agreements or arrangements regarding such awards and no specific allocations have been determined. An overall pool equal to 10% of the fully diluted equity of Parent will be available for grant under the MIP. The Profits Units granted pursuant to the MIP will be non-voting equity interests that will be intended to qualify as “profits interests” for U.S. income tax purposes within the meaning of Revenue Procedures 93-27 and 2001-43. 50% of the Profits Units will vest based on the recipient’s continued service over a period of five years, and the remaining 50% of the Profits Units will vest based on Bansk Group’s achievement of a specified multiple of invested capital in connection with a future liquidity event. In the event of a change in control transaction of the Parent (as defined by the MIP) prior to the fifth anniversary of the applicable vesting commencement date, the unvested service-vesting Profits Units will immediately vest upon the consummation of such change in control transaction, provided that the recipient remains in service through the date of such consummation.
Special Bonus Pool
Following the closing of the merger, Parent will establish a cash bonus pool (the “special bonus pool”) for the benefit of PetIQ’s executive officers. The special bonus pool will pay out an aggregate maximum of $20,000,000 upon a future change in control transaction of Parent, with the actual amount to be determined at the time of the future change in control transaction of Parent and individual allocations of the individual bonus amounts from the special bonus pool to be granted to each executive officer to be made by Mr. Christensen at time of such change in control transaction, subject to the reasonable approval of the board of directors of Parent at that time. As of the date of this proxy statement, the individual allocations to our executive officers from the special bonus pool have not been determined.
Golden Parachute Compensation
The following table sets forth the information required by Item 402(t) of Regulation S-K regarding certain compensation for each of PetIQ’s named executive officers that is based on, or that otherwise relates to, the merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section such term is used to describe the merger-related compensation payable to PetIQ’s named executive officers. PetIQ’s “named executive officers” for purposes of the disclosure in this proxy statement are McCord Christensen, Zvi Glasman, Michael Smith, John Pearson and William Carter. While R. Michael Herrman was listed as a named executive officer in the proxy statement for our last annual meeting of stockholders, he is no longer employed by PetIQ as of August 2, 2023 and will not be receiving any single trigger or double trigger payments or benefits in connection with the merger, and so he has not been included in the table below. For additional details regarding the terms of the payments quantified below, see the other subsections of the section of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger.”
The amounts in the table are estimated using the following assumptions and such additional assumptions as may be set forth in the footnotes to the table:
•
that the effective time of the merger will occur on August 30, 2024 (which is the assumed closing date of the merger solely for purposes of this golden parachute compensation disclosure); and

•
that the named executive officer experiences a qualifying termination of his employment immediately following the effective time of the merger that results in severance benefits becoming payable to such named executive officer under (1) for Mr. Christensen, the terms of the Amended CEO

Employment Agreement, and (2) for the other named executive officers, the terms of their respective current employment agreements, and the other benefits set forth below.
The amounts reported below are estimates based on these and other assumptions that may or may not actually occur or be accurate on the date the merger actually closes, and also assume that no amounts payable to the named executive officers are reduced to avoid the excise tax pursuant to Section 280G of the Internal Revenue Code. Accordingly, the ultimate values to be received by a named executive officer in connection with the merger may differ from the amounts set forth below. PetIQ’s named executive officers will not receive pension, non-qualified deferred compensation or tax reimbursements in connection with the merger. As required by applicable SEC rules, all amounts below that are determined using the per share value of Class A Common Stock have been calculated based on the per share price.
Our stockholders are being asked to approve, on a non-binding, advisory basis, the compensation that will or may be paid by PetIQ to these executive officers that is based on or otherwise relates to the merger (see the section entitled “Proposal 2: Approval, on a Non-Binding, Advisory Basis, of Certain Merger-Related Executive Compensation”). Because the vote to approve such compensation is advisory only, it will not be binding on either PetIQ or Parent. Accordingly, if the merger is approved by our stockholders and the merger is completed, the compensation will be payable regardless of the outcome of the advisory vote to approve such compensation.
Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Other ($)(4)	Total ($)
McCord Christensen	10,000,000	15,848,135	39,647	1,633,905	27,521,687
Zvi Glasman	1,143,459	3,705,992	—	289,792	5,139,242
Michael Smith	764,400	9,602,612	—	1,146,600	11,513,612
John Pearson	558,480	3,138,192	—	837,720	4,534,392
William Carter	—	1,789,537	—	675,000	2,464,537

(1)
The amounts reported in this column represent the cash severance amounts to which each named executive officer (other than Mr. Carter) may become entitled in the event of a qualifying termination of employment, pursuant to (a) for Mr. Christensen, the terms of the Amended CEO Employment Agreement, as described in more detail in the section of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger — Amended Employment and Severance Arrangement with McCord Christensen,” and (b) for Messrs. Glasman, Smith, and Pearson, their respective current employment agreements with PetIQ, as described in more detail in the section of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger — Current Severance Arrangements with Executive Officers.”

(2)
The amounts reported in this column represent the single-trigger cash-out value of all PetIQ options and PetIQ RSUs held by each named executive officer that will receive the treatment in the merger described in more detail in the section of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger — Treatment of Equity Awards.” The figures shown here include the cash-out value of the LTI RSUs, assuming that the maximum number of LTI RSUs are awarded reflecting maximum achievement in respect of the 2024 performance year. See the section of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger — Long-Term Incentive Compensation Awards” for more details. No LTI RSUs have been awarded to our named executive officers as of the date of this proxy statement.

(3)
The amount reported in this column represents the cost of continued health and welfare coverage to which Mr. Christensen may become entitled in the event of a qualifying termination of employment pursuant to the Amended CEO Employment Agreement, assuming that such coverage continues for the full severance period set forth therein and that the actual benefit elections made by Mr. Christensen for the 2024 calendar year continue unchanged for such period. See the section of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger — Amended Employment and Severance Arrangement with McCord Christensen” for more details.

(4)
The amounts reported in this column represent the full payment of 2024 bonuses in connection with the merger assuming maximum achievement of the applicable performance goals. For Mr. Glasman, such amount includes only the difference between his full 2024 bonus, assuming maximum achievement of the applicable performance goals, and the prorated 2024 bonus that comprises a portion of the cash severance to which he may become entitled in the event of a qualifying termination of employment pursuant to his current employment agreement with PetIQ, which amount is included in the severance reported in the “Cash” column of this table. See the sections of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger — Current Severance Arrangements with Executive Officers” and “— 2024 Annual Bonus Payments” for more details.

Equity Interests of PetIQ’s Named Executive Officers and Non-Employee Directors
The following table sets forth the number of shares of Common Stock and the number of shares of Class A Common Stock underlying equity awards held by each of PetIQ’s named executive officers and non-employee directors that are outstanding as of August 30, 2024. The table also sets forth the values of these shares of Common Stock and equity awards, determined as the number of shares of Common Stock multiplied by the per share price (minus the per share exercise price for any PetIQ option). This table does not reflect the impact of the Rollover Agreements entered into by the Rollover Persons (which include our named executive officers shown below, other than Mr. Glasman), pursuant to which the Rollover Persons will not be entitled to receive the per share price in respect of any Rollover Shares. See “— Rollover Agreements” above for more information. No additional shares of Common Stock or equity awards have been granted to any named executive officer or non-employee director in contemplation of the merger. The named executive officers and non-employee directors set forth in the table below may sell, transfer or otherwise dispose of their shares of Common Stock from time to time before the effective time of the merger.
Name	Shares (#)(1)	Shares ($)	Options (#)(2)	Options ($)	RSUs (#)(3)	RSUs ($)	Total ($)
McCord Christensen	259,702(4)	8,050,762	379,021	2,937,875	335,643	10,404,933	21,393,570
Zvi Glasman	25,800(5)	799,800	36,513	165,947	92,927	2,880,737	3,846,484
Michael Smith	97,808	3,032,048	85,034	370,037	269,468	8,353,508	11,755,593
John Pearson	16,339	506,509	—	—	80,514	2,495,934	3,002,443
William Carter	3,497	108,407	—	—	41,033	1,272,023	1,380,430
Mark First	18,547(6)	574,957	—	—	4,103	127,193	702,150
Allan Hall	12,807	397,017	—	—	4,103	127,193	524,210
Scott Huff	6,077	188,387	—	—	4,103	127,193	315,580
Kim Lefko	14,822	459,482	—	—	4,103	127,193	586,675
Sheryl O’Loughlin	14,822	459,482	—	—	4,103	127,193	586,675
Kenneth Walker	13,363	414,253	—	—	4,103	127,193	541,446

(1)
This number includes shares of Common Stock beneficially owned, excluding shares of Class A Common Stock issuable upon exercise of PetIQ options or settlement of PetIQ RSUs.

(2)
The number of shares of Class A Common Stock subject to PetIQ options includes both vested and unvested PetIQ options which will be receiving the treatment in connection with the merger described in this proxy statement under the caption “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger — Treatment of Equity Awards — Treatment of PetIQ Options.” For any PetIQ options with an exercise price equal to or exceeding the per share price, the number of shares is included in the number of PetIQ options but the value reflected in the table above is $0.

(3)
The number of shares of Class A Common Stock subject to PetIQ RSUs includes both vested and unvested PetIQ RSUs which will be receiving the treatment in connection with the merger described in this proxy statement under the caption “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger — Treatment of Equity Awards — Treatment of PetIQ RSUs.” This does not include any LTI RSUs, none of which have been awarded as of the date of this proxy statement.

(4)
Includes 145,675 shares of Class A Common Stock held directly by Mr. Christensen and 114,027 shares of Class B Common Stock held by Christensen Ventures, LLC. Mr. Christensen is the manager of Christensen Ventures, LLC and exercises voting and investment control over all shares held by Christensen Ventures, LLC.

(5)
Includes 16,000 shares of Class A Common Stock held by the Zvi and Marlise Glasman Family Trust, of which Mr. Glasman and his spouse are trustees and beneficiaries.

(6)
Excludes 1,660,344 shares of Class A Common Stock held by Eos Helios Partners IV, L.P. and 312,343 shares of Class A Common Stock held by Eos Partners, L.P. (collectively, the “Eos Funds”), which are affiliates of Eos Management, L.P. As Managing Director of Eos Management, L.P., Mr. First has voting and investment control over and may be considered the beneficial owner of the Class A Common Stock owned by the Eos Funds. Mr. First disclaims any beneficial ownership of the Class A Common Stock owned by the Eos Funds.

Closing and Effective Time of the Merger
The closing of the merger will take place remotely by electronic exchange of deliverables at 8:00 a.m. Eastern Time on the third business day after the satisfaction or waiver of the conditions to the closing of the merger (except for those conditions to the closing that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions at the closing); provided that in no event will the closing of the merger occur prior to 60 days after August 7, 2024, without Parent’s prior written consent in its sole discretion. The merger will become effective upon the filing of the certificate of merger with the Secretary of State of the State of Delaware, or at a later time agreed to in writing by the parties and specified in such certificate of merger.
Appraisal Rights
If the merger is consummated, our stockholders (including beneficial owners of shares of our capital stock) who do not vote in favor of the adoption of the merger agreement, who properly demand an appraisal of their Shares, who continuously hold of record or beneficially own their Shares through the effective time of the merger, who otherwise comply with the procedures of Section 262 of the DGCL and who do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their Shares in connection with the merger under Section 262 of the DGCL (“Section 262”). Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to the record holder of Shares as to which appraisal rights are asserted, all references in Section 262 and in this summary to the words “beneficial owner” mean a person who is the beneficial owner of Shares of stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that our stockholders exercise their appraisal rights under Section 262. STOCKHOLDERS SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.
Under Section 262, if the merger is completed, holders of record of Shares or beneficial owners who (1) submit a written demand for appraisal of such stockholder’s Shares prior to the vote on the adoption of the merger agreement; (2) do not vote, in person or by proxy, in favor of the adoption of the merger agreement; (3) continuously hold of record or beneficially own such Shares on the date of making the demand for appraisal through the effective time of the merger; and (4) otherwise comply with the procedures and satisfy certain ownership thresholds set forth in Section 262 may be entitled to have their Shares appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the consideration set forth in the merger agreement, for the “fair value” of their Shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be the fair value from the effective date of the merger through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the surviving corporation in the merger to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below. However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all holders of shares of a class or series of stock that, immediately prior to the closing of the merger, were listed on a national securities exchange who are otherwise entitled to appraisal rights unless (A) the total number of shares of the class or series of stock for which appraisal rights have been pursued or perfected exceeds one percent of the outstanding shares of such class or series as measured in accordance with subsection (g) of Section 262; or (B) the value of the merger consideration in respect of such shares exceeds $1,000,000. We refer to these conditions as the “ownership thresholds.” Given that our Class A Common Stock is listed on NASDAQ (and assuming such shares remain so listed up until closing of the merger), then the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of Shares who are otherwise entitled to appraisal rights unless one of the ownership thresholds is satisfied.
Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the Shares subject to appraisal will accrue and compound quarterly from the effective time of the merger through the date the judgment is paid at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation or Parent makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the Shares as determined by the Delaware Court of Chancery; and (y) interest theretofore accrued, unless paid at that time). Parent and the surviving corporation are under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes PetIQ’s notice to our stockholders that appraisal rights are available in connection with the merger, and the full text of Section 262 is available at the following URL: https://delcode.delaware.gov/title8/ c001/sc09/index.html#262. In connection with the merger, any holder of Shares who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the per share price described in the merger agreement without interest and less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of Shares, PetIQ believes that if a person is considering exercising such rights, such person should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their Shares must do ALL of the following:
•
such person must not vote in favor of the proposal to adopt the merger agreement;

•
such person must deliver to PetIQ a written demand for appraisal before the vote on the merger agreement at the special meeting;

•
such person must continuously hold of record or beneficially own the Shares from the date of making the demand through the effective time of the merger (a person will lose appraisal rights if the person transfers the Shares before the effective time of the merger); and

•
such person or the surviving corporation must file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such stockholders within 120 days after the effective time of the merger (the surviving corporation is under no obligation to file any petition and has no intention of doing so).

In addition, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights with respect to the Shares unless one of the ownership thresholds is met.
Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, each person who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the merger agreement or abstain.
Filing Written Demand
A person wishing to exercise appraisal rights must deliver to PetIQ, before the vote on the adoption of the merger agreement at the special meeting, a written demand for the appraisal of such person’s Shares. In addition, that person must not vote or submit a proxy in favor of the adoption of the merger agreement. A vote in favor of the adoption of the merger agreement, in person at the special meeting or by proxy (whether by mail or via the Internet or telephone), will constitute a waiver of your appraisal rights in respect of the Shares so voted and will nullify any previously filed written demands for appraisal. A person exercising appraisal rights must hold, beneficially or of record, the Shares on the date the written demand for appraisal is made and must continue to hold the Shares through the effective time of the merger. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the merger agreement or abstain from voting on the adoption of the merger agreement. Neither voting against the adoption of the merger agreement nor abstaining from voting or failing to vote on the proposal to adopt the merger agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the merger agreement. A proxy or vote against the adoption of the merger agreement will not constitute a demand. A person’s failure to make the written demand prior to the taking of the vote on the adoption of the merger agreement at the special meeting will constitute a waiver of appraisal rights.
In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform PetIQ of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s Shares. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the Shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such Shares and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which such beneficial owner consents to receive notices given by the surviving corporation and to be set forth on the Verified List (as defined below).
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
PetIQ, Inc.
230 East Riverside Drive
Eagle, Idaho 83616
Attention: Legal Department
At any time within 60 days after the effective time of the merger, any person who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the per share price offered pursuant to the merger agreement, without interest and less any applicable withholding taxes, by delivering to PetIQ, as the surviving corporation, a written withdrawal of the demand for appraisal. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (a “Reservation”) for any Application (as defined below); provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the merger consideration within 60 days after the effective time of the merger. If the

Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the per share price being offered pursuant to the merger agreement.
Notice by the Surviving Corporation
If the merger is completed, within ten days after the effective time of the merger, the surviving corporation will notify each stockholder (including any beneficial owner) of each constituent corporation who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the merger agreement, that the merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the effective time of the merger, but not thereafter, the surviving corporation or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by any person other than the surviving corporation, demanding a determination of the fair value of the Shares held by all dissenting stockholders entitled to appraisal. The surviving corporation is under no obligation, and has no present intention, to file a petition, and stockholders should not assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the Shares. Accordingly, any persons who desire to have their Shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their Shares within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.
Within 120 days after the effective time of the merger, any person who has complied with the requirements for an appraisal of such person’s Shares pursuant to Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of Shares not voted in favor of the adoption of the merger agreement and with respect to which PetIQ has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such Shares (provided that where a beneficial owner makes a demand for appraisal directly, the record holder of such Shares shall not be considered a separate stockholder holding such Shares for purposes of this aggregate number). Such statement must be given within ten days after receipt by the surviving corporation of the written request for such a statement or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by any person other than the surviving corporation, service of a copy thereof must be made upon the surviving corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (the “Verified List”) containing the names and addresses of all persons who have demanded appraisal for their Shares and with whom agreements as to the value of their Shares have not been reached. The Delaware Court of Chancery may order that notice of the time and place fixed for the hearing of such petition be given to the surviving corporation and all of the persons shown on the Verified List at the addresses stated therein. The costs of any such notice are borne by the surviving corporation.
After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their Shares and who hold stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the surviving corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the Verified List may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Given that our Class A Common Stock is listed on NASDAQ (and assuming such shares remain so listed up until closing of the merger), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of Shares who are otherwise entitled to appraisal rights unless one of the ownership thresholds is met.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal and, with respect to the Shares, that at least one of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the Shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. However, the surviving corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the surviving corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (x) the difference, if any, between the amount paid by the surviving corporation in such voluntary cash payment and the fair value of the Shares as determined by the Delaware Court of Chancery; and (y) interest accrued before such voluntary cash payment, unless paid at that time.
In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Persons considering seeking appraisal should be aware that the fair value of their Shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their Shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and may not in any manner address, fair value under Section 262. ALTHOUGH PETIQ BELIEVES THAT THE PER SHARE PRICE IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE PER SHARE PRICE. Neither PetIQ nor Parent anticipates offering more than the per share price to any persons exercising appraisal rights, and each of PetIQ and Parent reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a Share is less than the per share price. If a petition for appraisal is not timely filed or, with respect to the Shares, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the right to an appraisal will cease.
The Delaware Court of Chancery will direct the payment of the fair value of the Shares, together with interest, if any, by the surviving corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the Verified List who participated in the proceeding and incurred expenses in connection therewith (an “Application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the Shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a Reservation. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of his, her or its Shares under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s Shares will be deemed to have been converted at the effective time of the merger into the right to receive the per share price as provided in the merger agreement. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the effective time of the merger, if neither of the ownership thresholds above has been satisfied in respect of those seeking appraisal rights with respect to the Shares, or if the person delivers to the surviving corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the per share price as provided in the merger agreement in accordance with Section 262.
From and after the effective time of the merger, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such Shares for any purpose or to receive payment of dividends or other distributions on the Shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger); provided, however, that if no petition for an appraisal is filed within the time provided in Section 262, if neither of the ownership thresholds above has been satisfied in respect of those seeking appraisal rights with respect to the Shares, or if such person delivers to the surviving corporation a written withdrawal of such person’s demand for an appraisal and an acceptance of the merger, within 60 days after the effective date of the merger, then the right of such person to an appraisal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including, without limitation, a Reservation; provided, however, that the foregoing shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger within 60 days after the effective date of the merger.
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. In that event, you will be entitled to receive the per share price for your dissenting Shares in accordance with the merger agreement, without interest and less any applicable withholding taxes. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
Accounting Treatment
The merger will be accounted for as a “business combination” for financial accounting purposes.
Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of material U.S. federal income tax consequences of the merger that may be relevant to U.S. Holders and Non-U.S. Holders of shares of Class A Common Stock whose shares of Class A Common Stock are converted into the right to receive cash pursuant to the merger. This discussion is based upon the U.S. Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations promulgated under the Code, court decisions, published positions of the U.S. Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares of Class A Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, as property held for investment purposes).
This discussion is for general information purposes only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. For example, this discussion does not address:
•
tax consequences that may be relevant to holders who may be subject to special treatment under U.S. federal income tax laws, such as banks and other financial institutions; tax-exempt organizations; governmental organizations; S corporations, partnerships and any other entity or arrangement treated as a partnership or pass-through entity for U.S. federal income tax purposes (or investors therein); insurance companies; mutual funds; brokers or dealers in stocks, foreign currencies, or securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; entities subject to the U.S. anti-inversion rules; holders who hold their shares of Class A Common Stock as “qualified small business stock” for purposes of Sections 1045 and 1202 of the Code, as “Section 1244 stock” within the meaning of Section 1244 of the Code, or through individual retirement or other tax-deferred accounts; holders that own (directly or by attribution) more than five percent of shares of Class A Common Stock; controlled foreign corporations; passive foreign investment companies; or U.S. expatriates and certain former citizens or long-term residents of the United States;

•
tax consequences to holders holding shares of Class A Common Stock as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

•
tax consequences to holders who received their shares of Class A Common Stock in a compensatory transaction or pursuant to the exercise of options or warrants;

•
tax consequences to U.S. Holders whose “functional currency” is not the U.S. dollar;

•
tax consequences to holders who hold their shares of Class A Common Stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

•
tax consequences arising from the Medicare tax on net investment income or the application of the special tax accounting rules under Section 451(b) of the Code;

•
any U.S. federal estate, gift or alternative minimum tax consequences;

•
any state, local or non-U.S. tax consequences;

•
tax consequences relating to any HoldCo Unit Exchange;

•
tax consequences to any Rollover Persons that will own a direct or indirect equity interest in TopCo following the merger as a result of the Rollover Agreements; or

•
tax consequences to holders that do not vote in favor of the merger and who properly demand appraisal of their shares under Section 262 of the DGCL.

If a partnership (including an entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Class A Common Stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of Class A Common Stock and partners therein should consult their tax advisors regarding the consequences of the merger.
No ruling has been or will be obtained from the IRS regarding the U.S. federal income tax consequences of the merger described below. If the IRS contests a conclusion set forth herein, no assurance can be given that a holder would ultimately prevail in a final determination by a court. Further, no opinion of counsel has been or will be rendered with respect to the tax consequences of the merger or related transactions.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL OR TAX ADVICE TO ANY HOLDER. A HOLDER SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER U.S. FEDERAL NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Class A Common Stock that is for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust that (1) is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code; or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person.

The receipt of cash by a U.S. Holder in exchange for shares of Class A Common Stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received by the U.S. Holder in the merger and the U.S. Holder’s adjusted tax basis in the shares of Class A Common Stock surrendered pursuant to the merger. A U.S. Holder’s adjusted tax basis in shares of Class A Common Stock generally will equal the amount that such U.S. Holder paid for such shares of Class A Common Stock. Such gain or loss will generally be characterized as capital gain or loss, and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares of Class A Common Stock is more than one year at the time of the completion of the merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of shares of Class A Common Stock at different times and/or different prices, such U.S Holder must determine its adjusted tax basis and holding period separately with respect to each block of shares of Class A Common Stock.
Non-U.S. Holders
For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of shares of Class A Common Stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.
Subject to the discussion below on backup withholding, any gain realized by a Non-U.S. Holder pursuant to the merger generally will not be subject to U.S. federal income tax unless:
•
the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower rate under an applicable income tax treaty);

•
such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the completion of the merger, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty); or

•
shares of Class A Common Stock constitute a “United States real property interest” as such term is defined in Section 897(c) of the Code (“USRPI”) because we are or have been a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code ( “USRPHC”), at any time within the shorter of the five-year period preceding the merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of Class A Common Stock (the “relevant period”) and, if shares of Class A Common Stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns (directly, indirectly or constructively) more than five percent of Class A Common Stock at any time during the relevant period, in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. Generally, a corporation is a USRPHC if the fair market value of its USRPIs equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. For this purpose, a USRPI generally includes land, improvements and associated personal property. Although there can be no assurances in this regard, we believe that we are not, and have not been, a USRPHC at any time during the five-year period preceding the merger. Non-U.S. Holders are encouraged to consult their own tax advisors regarding the possible consequences to them if we are a USRPHC.
Information Reporting and Backup Withholding
Information reporting and backup withholding (at a current rate of 24%) may apply to the proceeds received by a holder pursuant to the merger. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding on an IRS Form W-9 (or a substitute or successor form); or (2) a Non-U.S. Holder that (a) provides a certification of such Non-U.S. Holder’s non-U.S. status on the appropriate series of IRS Form W-8 (or a substitute or successor form); or (b) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, if the required information is timely furnished to the IRS.
A U.S. Holder may be required to retain records related to such holder’s shares of Class A Common Stock and file with its U.S. federal income tax return, for the taxable year that includes the merger, a statement setting forth certain facts relating to the merger.
THE U.S. FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE INCLUDED FOR GENERAL INFORMATIONAL PURPOSES ONLY AND ARE BASED UPON CURRENT LAW. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH U.S. HOLDER AND NON-U.S. HOLDER SHOULD CONSULT SUCH HOLDER’S OWN TAX ADVISOR TO DETERMINE THE APPLICABILITY OF THE RULES DISCUSSED ABOVE TO SUCH HOLDER AND THE PARTICULAR TAX EFFECTS OF THE MERGER, INCLUDING THE APPLICATION AND EFFECT OF U.S. FEDERAL NON-INCOME, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS.
Efforts to Close the Merger; Regulatory Approvals Required for the Merger
General Efforts
PetIQ and Parent have each agreed to use, and to cause their subsidiaries to use, their respective reasonable best efforts to do all things necessary, proper or advisable to satisfy the conditions to the closing of the merger and to consummate the transactions contemplated by the merger agreement as soon as reasonably practicable (and in any event prior to the termination date), including (1) the obtaining of all necessary actions or nonactions, waivers, consents, clearances, decisions, declarations, approvals and, expirations or terminations of waiting periods from governmental bodies and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain any such consent, decision, declaration, approval, clearance or waiver, or expiration or termination of a waiting period by or from, or to avoid an action or proceeding by, any governmental body; (2) the obtaining of all necessary consents, authorizations, approvals or waivers from third parties; and (3) the execution and delivery of any additional instruments necessary or reasonably advisable to consummate the transactions contemplated by the merger agreement.

HSR Act
PetIQ and Parent each filed or caused to be filed the requisite notification forms under the HSR Act with the FTC and DOJ on August 21, 2024.
Each of Parent and Merger Sub agreed to promptly take all actions necessary to cause the prompt expiration or termination of any applicable waiting period under the HSR Act or other applicable antitrust laws and to resolve objections, if any, of the FTC, DOJ or other governmental bodies, and to avoid the commencement of any lawsuit by any governmental body or the entry of or eliminate any legal restraint that would prohibit or delay the closing of the merger beyond February 7, 2025 (such date, the “termination date”) as promptly as reasonably possible, including (1) negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, lease, license, divestiture or disposition of any assets, rights, product lines, or businesses of the PetIQ, Parent or any of their respective subsidiaries; (2) terminating existing relationships, contractual rights or obligations of PetIQ, Parent or any of their respective subsidiaries; (3) terminating any venture or other arrangement; (4) creating any relationship, contractual rights or obligations of PetIQ, Parent or any of their respective subsidiaries; (5) effectuating any other change or restructuring of PetIQ, Parent or any of their respective subsidiaries; (6) proposing, negotiating, effecting or agreeing to effect or executing any settlements, undertakings, consent decrees, stipulations or other agreements with any governmental body or with any other person, including regarding the sale, divestiture, license or other disposition of its and its subsidiaries’ assets, properties or businesses or of PetIQ and any of its subsidiary’s assets, properties or businesses to be acquired pursuant hereto, and entering into such other arrangements, as are necessary or advisable in order to avoid the entry of, and the commencement of litigation seeking the entry of, or to eliminate, any legal restraint that would prohibit or delay the closing of the merger as promptly as possible and in any event prior to the termination date; and (7) otherwise taking or committing to take any actions with respect to the businesses, product lines or assets of PetIQ, Parent or any of their respective subsidiaries. However, no party is required to take or agree to any such action or restriction if it is not conditioned upon the occurrence of the closing of the merger, and Parent is not required to take any such actions or agree to any such restrictions (1) with respect to any person or its assets, properties or businesses, other than that of Parent and its subsidiaries, or (2) that would or would reasonably be expected to have, in the aggregate, a material adverse effect on Parent and its subsidiaries (including the surviving corporation) or prevent the utilization of the Financing at or after the closing of the merger as contemplated by the commitment letters.
Additionally, Parent and Merger Sub agreed not to acquire or agree to acquire by merging or by acquiring in any other manner, any assets, business or person or other business organization or division if such entry into an agreement relating to or the consummation of such transaction would reasonably be expected to (1) prevent the obtaining of any authorization, consent, clearance, approval or order of a governmental body necessary to consummate the merger and the other transactions contemplated by the merger agreement, including any approvals and expiration or termination of the waiting period pursuant to the HSR Act; (2) materially increase the risk of any governmental body entering any legal restraint that would prohibit the closing of the merger; or (3) otherwise materially delay or materially impede the consummation of the merger and the other transactions contemplated by the merger agreement.
At any time before or after consummation of the merger, notwithstanding the termination of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary or desirable, including seeking to enjoin the completion of the merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the merger, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under its antitrust laws as it deems necessary or desirable. Such action could include seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of PetIQ or Parent. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.
Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that they will be timely obtained, obtained at all or that they will not involve the imposition of additional conditions on the completion of the merger or require changes to the terms of the merger agreement. These conditions or changes could result in the conditions to the merger not being satisfied.

Financing of the Merger; Limited Guarantee
The transactions contemplated by the merger agreement, including the payment of consideration due to holders of Shares, PetIQ options and PetIQ RSUs under the merger agreement, the repayment or refinancing of certain indebtedness of the Company, including payments of all amounts required to be paid in connection with the merger pursuant to the Credit Agreements, the Indenture and the Convertible Notes issued pursuant thereto and the payment of certain related fees and expenses in connection with the merger, will be funded with the proceeds of the Debt Financing and Equity Financing.
Pursuant to the equity commitment letter, the Bansk Investment Vehicles have committed to capitalize Parent at or prior to the closing of the merger, with the proceeds to be used, together with the proceeds from the Debt Financing, to fund the payment of the aggregate consideration to be paid in respect of Shares, PetIQ options and PetIQ RSUs pursuant to the merger agreement, the repayment of certain PetIQ indebtedness, as well as any fees, costs and expenses that Parent, Merger Sub and PetIQ are required to pay in connection with the consummation of the merger, all on the terms and subject to the conditions set forth in the equity commitment letter.
Subject to specified exceptions, the equity commitment letter will terminate upon the earliest of:
•
the closing of the merger and the funding of the commitments under the equity commitment letter;

•
the valid termination of the merger agreement;

•
PetIQ’s acceptance of the termination fee pursuant to the merger agreement; and

•
the filing of certain claims or actions as specified in the equity commitment letter against the Bansk Investment Vehicles, Parent, Merger Sub or any of their respective affiliates or other related parties by PetIQ or any of its affiliates.

Pursuant to the debt commitment letter, the lenders have committed to provide loans to Parent on the closing of the merger on the terms and subject to the conditions set forth in the debt commitment letter. The proceeds of the term loan, and up to $25 million of the revolving credit facility, will be used to fund a portion of the consideration for the merger as well as a refinancing the facilities established pursuant to the Credit Agreements.
The debt commitment letter will terminate upon the earliest of:
•
the closing of the transactions contemplated by the debt commitment letter;

•
the termination of the merger agreement prior to the consummation of the merger;

•
the closing of the merger without the use of the facilities contemplated by the debt commitment letter; and

•
five business days following the Termination Date (as defined in the merger agreement).

Certain of the Bansk Investment Vehicles have also provided a limited guarantee in favor of PetIQ in respect of any termination fee payable by Parent as well as certain other payment obligations of Parent under the merger agreement. The limited guarantee will remain in full force and effect until the earliest of:
•
the closing of the merger;

•
the payment in full to PetIQ of the guaranteed obligations under the limited guarantee;

•
the valid termination of the merger agreement; provided that the limited guarantee will terminate 90 days after the date of such termination of the merger agreement if any guaranteed obligations are payable to PetIQ by Parent and/or certain of the Bansk Investment Vehicles as guarantors, unless prior to the expiration of such 90-day period, PetIQ has commenced a legal proceeding against certain of the Bansk Investment Vehicles as guarantors for any guaranteed obligations, in which case the limited guarantee will remain in full force and effect until the final, non-appealable resolution of such legal proceeding and satisfaction of any obligations finally determined or agreed to be owed by certain of the Bansk Investment Vehicles; and

•
the filing of certain claims or actions as specified in the limited guarantee against certain of the Bansk Investment Vehicles, Parent, Merger Sub or any of their respective affiliates or other related parties by PetIQ or any of its affiliates.

Delisting and Deregistration of Our Class A Common Stock
If the merger is completed, our Class A Common Stock will no longer be traded on NASDAQ and will be deregistered under the Exchange Act. We will no longer be required to file periodic reports, current reports and proxy and information statements with the SEC on account of our Class A Common Stock.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
We are asking you to approve the adoption of the merger agreement. For a summary of and detailed information regarding this proposal, see the information about the merger agreement throughout this proxy statement, including the information set forth in the sections of this proxy statement captioned “The Merger” and “The Merger Agreement.” A copy of the merger agreement is attached as Annex A to this proxy statement. You are urged to read the merger agreement carefully and in its entirety.
The PetIQ Board recommends that you vote “FOR” this proposal.

PROPOSAL 2: APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF CERTAIN MERGER-RELATED EXECUTIVE COMPENSATION
Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide stockholders with the opportunity to vote, on a non-binding, advisory basis, on the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger, as disclosed in the section of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger — Golden Parachute Compensation,” including the additional disclosures referenced therein that otherwise are disclosed in the section of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger.”
We are asking our stockholders to approve the compensation that will or may become payable by PetIQ to our named executive officers in connection with the merger. These payments are set forth in the section of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger — Golden Parachute Compensation” and the accompanying footnotes and additional disclosures referenced therein. The various plans and arrangements pursuant to which these compensation payments may be made generally have previously formed part of PetIQ’s overall compensation program for our named executive officers and previously have been disclosed to stockholders in public filings, including our annual proxy statement. These historical arrangements were adopted and approved by the Compensation Committee of the PetIQ Board of Directors, which is composed solely of non-employee directors, and are believed to be reasonable and in line with marketplace norms.
Accordingly, we are seeking approval of the following resolution at the special meeting:
“RESOLVED, that the stockholders of PetIQ approve the compensation that will or may become payable to PetIQ’s named executive officers in connection with the merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger — Golden Parachute Compensation” in PetIQ’s proxy statement for the special meeting.”
Our stockholders should note that this proposal is not a condition to completion of the merger, and as a non-binding, advisory vote, the result will not be binding on PetIQ, the PetIQ Board of Directors or Parent. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is consummated our named executive officers will be eligible to receive the compensation that is based on or that otherwise relates to the merger in accordance with the terms and conditions applicable to those payments.
The PetIQ Board recommends that you vote “FOR” this proposal.

PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING
We are asking you to approve any proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. If stockholders approve this proposal, we can adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against adoption of the merger agreement. Among other things, approval of the adjournment proposal could mean that, even if we received proxies representing a sufficient number of votes against adoption of the merger agreement such that the proposal to adopt the merger agreement would be defeated, we could adjourn the special meeting without a vote on the adoption of the merger agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the merger agreement. Additionally, we may seek stockholder approval to adjourn the special meeting if a quorum is not present.
The PetIQ Board recommends that you vote “FOR” this proposal.

THE MERGER AGREEMENT
The following summary describes the material provisions of the merger agreement. The descriptions of the merger agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We encourage you to carefully read and consider the merger agreement, which is the legal document that governs the merger, in its entirety because this summary may not contain all the information about the merger agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the merger agreement, and not by this summary or any other information contained in this proxy statement.
The representations, warranties, covenants and agreements described below and included in the merger agreement (1) were made only for purposes of the merger agreement and as of specific dates; (2) were made solely for the benefit of the parties to the merger agreement; (3) may be subject to important qualifications, limitations and supplemental information agreed to by PetIQ, Parent and Merger Sub in connection with negotiating the terms of the merger agreement; and (4) may also be subject to a contractual standard of materiality different from those generally applicable to reports and documents filed with the SEC and in some cases were qualified by confidential matters disclosed to Parent and Merger Sub by PetIQ in connection with the merger agreement. In addition, the representations and warranties may have been included in the merger agreement for the purpose of allocating contractual risk between PetIQ and Parent and Merger Sub rather than to establish matters as facts. Further, the representations and warranties were negotiated with the principal purpose of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise. Our stockholders are not generally third-party beneficiaries under the merger agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of PetIQ, Parent or Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after August 7, 2024, the date of the merger agreement. None of the representations and warranties will survive the closing of the merger, and, therefore, they will have no legal effect under the merger agreement after the effective time of the merger. In addition, you should not rely on the covenants in the merger agreement as actual limitations on the respective businesses of PetIQ, Parent and Merger Sub because the parties may take certain actions that are either expressly permitted in the confidential Company disclosure letter to the merger agreement (the “Company disclosure letter”) or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The merger agreement is described below, and included as Annex A, only to provide you with information regarding its terms and conditions, and not to provide you with any other factual information regarding PetIQ, Parent, Merger Sub or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the merger agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding PetIQ and our business.
Closing and Effective Time of the Merger
The closing of the merger will take place remotely by electronic exchange of deliverables at 8:00 a.m. Eastern Time on the third business day after the satisfaction or waiver of the conditions set forth in Article VI of the merger agreement (except for those conditions to the closing that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions at the closing); provided that in no event will the closing of the merger occur prior to 60 days after August 7, 2024, without Parent’s prior written consent in its sole discretion. The merger will become effective upon the filing of the certificate of merger with the Secretary of State of the State of Delaware, or at a later time agreed to in writing by the parties and specified in such certificate of merger.
Effects of the Merger; Certificate of Incorporation; Bylaws; Directors and Officers
The merger agreement provides that, subject to the terms and conditions of the merger agreement, and in accordance with the DGCL, at the effective time of the merger: (1) Merger Sub will be merged with and into PetIQ; (2) the separate corporate existence of Merger Sub will cease; and (3) PetIQ will continue as the surviving corporation in the merger and a wholly owned subsidiary of Parent. From and after the effective time of the merger, all of the property, rights, privileges, powers and franchises of PetIQ and Merger Sub will vest in the surviving corporation and all of the debts, liabilities and duties of PetIQ and Merger Sub will become the debts, liabilities and duties of the surviving corporation.
At the effective time of the merger, the certificate of incorporation of PetIQ as the surviving corporation will be amended and restated to read as set forth in Exhibit B to the merger agreement, and the bylaws of PetIQ as the surviving corporation will be amended and restated in its entirety to read as set forth in Exhibit C to the merger agreement.
The parties will take all necessary actions so that, at the effective time of the merger, the board of directors and officers of the surviving corporation will be such persons to be designated prior to the closing of the merger by Parent until their successors are duly elected or appointed and qualified.
Conversion of Shares
Common Stock
In connection with the consummation of the merger, all outstanding shares of Class B Common Stock and all outstanding units of HoldCo that are not held by PetIQ or any of its subsidiaries will be subject to the Mandatory Exchange and automatically exchanged for Shares as of immediately prior to the effective time of the merger. In addition, to the extent any shares of Class B Common Stock and HoldCo units are exchanged as a result of any Voluntary Exchange during the period prior to the closing of the merger, and the issuance of Shares in respect thereof has not been effected as of immediately prior to the effective time of the merger, such Shares will be deemed to have been issued as of immediately prior to the effective time of the merger.
Upon the terms and subject to the conditions set forth in the merger agreement, at the effective time of the merger, each Share that is issued and outstanding as of immediately prior to the effective time of the merger (including each Share resulting from the HoldCo Unit Exchanges, but excluding (1) any Shares then held by PetIQ or any of its wholly owned subsidiaries or in its treasury, (2) any Shares then held by Parent, Merger Sub or any other wholly owned subsidiary of Parent (including the Rollover Shares) and (3) any Shares held by holders who have properly exercised their appraisal rights) will be automatically converted into the right to receive cash in an amount equal to the per share price without interest thereon and less any applicable withholding taxes (or, in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the terms of the merger agreement).
At the effective time of the merger, each share of common stock of Merger Sub that is outstanding immediately prior to the effective time of the merger will be converted into one validly issued, fully paid and nonassessable share of common stock of the surviving corporation.
Treatment of Equity Awards
The merger agreement provides that PetIQ’s equity awards that are outstanding immediately prior to the effective time of the merger will be treated in the following manner in connection with the merger.
Treatment of PetIQ Options
At the effective time of the merger, each outstanding PetIQ option, whether vested or unvested, will be automatically cancelled and converted into the right to receive an amount in cash equal to (1) the total number of shares of Class A Common Stock subject to such PetIQ option as of immediately prior to the effective time of the merger, multiplied by (2) the excess, if any, of (A) the per share price over (B) the per share exercise price for such PetIQ option, less applicable withholding taxes. Any PetIQ option that has a per share exercise price that is greater than or equal to the per share price will be automatically cancelled at the effective time of the merger for no consideration.
Treatment of PetIQ RSUs
At the effective time of the merger, each outstanding PetIQ RSU, whether vested or unvested, will be automatically cancelled and converted into the right to receive an amount in cash equal to (1) the total number of shares of Class A Common Stock subject to such PetIQ RSU as of immediately prior to the effective time of the merger, multiplied by (2) the per share price, less applicable withholding taxes.
Paying Agent, Payment Fund and Exchange and Payment Procedures
Prior to the closing of the merger, Parent will appoint an agent reasonably acceptable to PetIQ (the “paying agent”), to make payments of the per share price to our stockholders. At or prior to the closing of the merger, Parent will deposit (or cause to be deposited) with the paying agent an amount of cash that is sufficient in the aggregate to pay the aggregate per share price to our stockholders in accordance with the merger agreement.
Promptly (but in no event later than three business days) following the effective time of the merger, Parent and the surviving corporation will cause the paying agent to mail to each holder of record (as of immediately prior to the effective time of the merger) of (1) a certificate that immediately prior to the effective time of the merger represented outstanding Shares or (2) Shares held in book-entry form (including any Shares received as a result of any HoldCo Unit Exchange occurring after the August 7, 2024) that are not held through the Depository Trust Company (“DTC”), instructions for use in effecting the surrender of such certificated or book-entry Shares to the paying agent in exchange for the aggregate per share price that such holder is entitled to receive as a result of the merger, and appropriate transmittal materials specifying that delivery will be effected, and risk of loss and title to such certificates or such book-entry Shares will pass, only upon proper delivery of the certificates (or effective affidavits of loss in lieu thereof) or the surrender of such book-entry Shares to the paying agent (which will be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such book-entry Shares or such other reasonable evidence of surrender as the paying agent may request). Upon receipt by the paying agent of, (A) with respect to any certificated Shares, (1) surrendered stock certificates for cancellation (or effective affidavits of loss in lieu thereof); and (2) a duly completed and signed letter of transmittal and such other documents as may be reasonably requested by the paying agent, or (B) with respect to any book-entry Shares not held through DTC, such customary “agent’s message” or other reasonable evidence as the paying agent may request, the holder of such certificate or book-entry Shares will be entitled to receive an amount in cash equal to the product of (x) the aggregate number of Shares represented by such certificate and (y) the per share price.
With respect to Shares held in book-entry form through DTC, Parent and PetIQ will cooperate to establish procedures with the paying agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries to ensure that the paying agent will transmit to DTC or its nominees as promptly as practicable after the effective time, upon surrender of Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, PetIQ, the paying agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the per share price the beneficial owners thereof are entitled to receive as a result of the merger.
If any cash deposited with the paying agent is not claimed within one year following the effective time of the merger, such cash will be returned to Parent upon demand, and any of our stockholders as of immediately prior to the merger who have not complied with the exchange procedures in the merger agreement will thereafter look only to Parent for satisfaction of payment of the per share price (subject to abandoned property law, escheat law or similar laws). None of the paying agent, Parent, the surviving corporation or any other party will be liable to any of our stockholders with respect to any cash amounts properly paid to a public official pursuant to any applicable abandoned property law, escheat law or similar laws.
If any stock certificate has been lost, stolen or destroyed, the paying agent will issue the applicable per share price to such holder in respect of the Shares formerly represented by such certificate upon the making by such holder of an affidavit for such lost, stolen or destroyed certificate and the posting by such holder of a bond in such reasonable amount as Parent may direct as indemnity against any claim that may be made against Parent with respect to such certificate.
Representations and Warranties
The merger agreement contains representations and warranties of PetIQ, Parent and Merger Sub.

Some of the representations and warranties in the merger agreement made by PetIQ are qualified as to “materiality” or “Material Adverse Effect.” For purposes of the merger agreement, “Material Adverse Effect” means, with respect to PetIQ, any fact, event, occurrence, effect, change, development or circumstance that, individually or taken together with all other effects, has had or would reasonably be expected to have a material adverse effect on (1) the business, financial condition, liabilities or results of operations of the PetIQ or (2) the ability of PetIQ to consummate the transactions contemplated by the merger agreement by the termination date, taken as a whole, but excluding, solely with respect to the foregoing clause (1), any such effect to the extent arising out of, relating to or resulting from:
•
any change in the market price, credit rating or trading volume of the PetIQ’s stock or other securities or any change affecting the ratings or the ratings outlook for PetIQ (provided that the underlying factors contributing to any such change may be taken into account in determining whether there is, or would reasonably be expected to be, a Material Adverse Effect, unless such underlying factors would otherwise be excluded from the definition of Material Adverse Effect);

•
the announcement or pendency of the transactions contemplated by the merger agreement or performance of the merger agreement, including:

•
any action taken (or not taken) by PetIQ or any of its subsidiaries that is expressly required to be taken (or is expressly prohibited from being taken) by it pursuant to the merger agreement (other than its obligation under the merger agreement to conduct its business in the ordinary course), or is consented to by Parent (including the failure of PetIQ to take any action which it is prohibited from taking under the merger agreement if PetIQ seeks Parent’s consent to take such action and Parent fails to grant such consent);

•
any action taken by Parent or its affiliates to obtain any consent from any governmental body to the consummation of the merger, and, in each case, the result of any such actions;

•
any claim or legal proceeding arising out of or related to the merger agreement, or the transactions contemplated by the merger agreement;

•
any change in customer, supplier, employee, financing source, stockholder, regulatory, partner or similar relationships of PetIQ and its subsidiaries resulting therefrom; or

•
any effect that arises out of or relates to the identity of Parent or any of its affiliates;

•
any effect generally affecting any industry in which PetIQ and its subsidiaries operate;

•
economic, legislative, regulatory or political conditions or conditions in any securities, credit, financial or other capital markets, in each case in the United States or any other country or region;

•
any changes in interest rates, inflation rates or fluctuations in the value of any currency;

•
any act of terrorism, war, civil unrest, national or international calamity, cyber intrusion, weather, earthquakes, hurricanes, tornados, natural disasters, pandemic or epidemic (and any escalation or worsening of any of the foregoing);

•
any failure by PetIQ or any of its subsidiaries to meet any internal or external projection, budget, forecast, estimate or prediction in respect of revenues, earnings or other financial or operating metrics for any period (provided that the underlying factors contributing to any such failure may be taken into account in determining whether there is, or would reasonably be expected to be, a Material Adverse Effect unless such underlying factors would otherwise be excluded from the definition of Material Adverse Effect);

•
Parent’s or Merger Sub’s breach of the merger agreement or any Equity Financing of the investor parties to the equity commitment letter;

•
any change after August 7, 2024, in any legal requirements or GAAP, or binding interpretations of any legal requirements or GAAP; or

•
PetIQ’s plans to close or convert its wellness centers.

In the merger agreement, PetIQ has made customary representations and warranties to Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement and the Company disclosure letter. These representations and warranties relate to, among other things:
•
due organization, organizational documents and good standing of PetIQ and its subsidiaries;

•
due authorization of the merger agreement and the transactions contemplated by the merger agreement and the PetIQ Board’s recommendation that PetIQ’s stockholders vote “FOR” the adoption of the merger agreement;

•
the required approval of our stockholders with respect to the adoption of the merger agreement and approval of the transactions contemplated by the merger agreement;

•
non-contravention and requisite approvals with respect to merger agreement and the transactions contemplated by the merger agreement;

•
PetIQ’s capitalization;

•
PetIQ’s subsidiaries and their capitalization;

•
PetIQ’s SEC reports and financial statements;

•
PetIQ’s internal controls;

•
no undisclosed liabilities;

•
absence of certain changes;

•
title to assets;

•
material contracts;

•
real property matters;

•
environmental matters;

•
intellectual property matters;

•
tax matters;

•
employee matters, employee benefit plans;

•
compliance with laws, export controls;

•
legal proceedings and orders;

•
corrupt business practices;

•
governmental authorizations;

•
critical technologies;

•
regulatory matters;

•
product liability matters.

•
insurance;

•
related party transactions;

•
anti-takeover laws;

•
the opinion of PetIQ’s financial advisor to the PetIQ Board; and

•
brokers and other advisors.

Certain of the representations and warranties made by PetIQ are made as of August 7, 2024. Under the merger agreement, Parent and Merger Sub acknowledge that PetIQ has not made any representations or warranties other than those expressly set forth in the merger agreement or the closing certificate to be delivered by PetIQ pursuant to the merger agreement, and expressly disclaim reliance on any representation, warranty or other information regarding PetIQ, other than those expressly set forth in the merger agreement or the certificate delivered by PetIQ pursuant to the merger agreement.
In the merger agreement, Parent and Merger Sub have made customary representations and warranties to PetIQ that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement. These representations and warranties relate to, among other things:
•
due organization and good standing;

•
due authorization of the merger agreement and the transactions contemplated by the merger agreement;

•
non-contravention and requisite approvals with respect to merger agreement and the transactions contemplated by the merger agreement;

•
proxy statement disclosures;

•
absence of litigation;

•
financing;

•
sufficiency of proceeds;

•
absence of stockholder and management arrangements relating to the transactions contemplated by the merger agreement (other than the Rollover Agreements);

•
ownership of our Common Stock;

•
solvency;

•
brokers and other advisors;

•
no assets causing antitrust risk; and

•
no CFIUS filing or notice requirement.

Certain of the representations and warranties made by PetIQ are made as of August 7, 2024. Under the merger agreement, PetIQ acknowledges that Parent and Merger Sub have not made any representations or warranties other than those expressly set forth in the merger agreement or the closing certificate to be delivered by Parent and Merger Sub pursuant to the merger agreement and expressly disclaims reliance on any representation, warranty or other information regarding Parent and Merger Sub, other than those expressly set forth in the merger agreement or the certificate delivered by Parent and Merger Sub pursuant to the merger agreement.
The representations and warranties contained in the merger agreement will not survive the consummation of the merger.
Conduct of Business Pending the Merger
Other than as required or expressly contemplated by the merger agreement, as set forth in the Company disclosure letter, as required by law or with the prior written consent of Parent (which may not be unreasonably withheld, delayed or conditioned), from August 7, 2024 until the effective time of the merger (or termination of the merger agreement) (the “pre-closing period”), PetIQ agreed to, and to cause each of its subsidiaries to, use its reasonable best efforts to:
•
conduct our business and operation in the ordinary course of business in all material respects; and

•
preserve our current relationships with material customers, vendors, distributors, lessors, licensors, licensees, creditors and other material business relations in all material respects.

During the pre-closing period, PetIQ has also agreed that, other than as required or expressly contemplated by the merger agreement, as set forth in the Company disclosure letter, as required by law or with the prior written consent of Parent (which may not be unreasonably withheld, delayed or conditioned), PetIQ and its subsidiaries will not:

•
establish a record date for, declare, accrue, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of their capital stock or other equity or voting interests, except for dividends made by any subsidiary of PetIQ to PetIQ or one of its wholly-owned subsidiaries; pledge or encumber any of its capital stock or other equity or voting interests; or modify the terms of any of its capital stock or other equity or voting interests;

•
repurchase, redeem or otherwise reacquire any of their shares of capital stock, or any rights, warrants, options or other convertible or exercisable securities to acquire any shares of their capital stock, other than:

•
repurchases or reacquisitions of Shares outstanding as of August 7, 2024, pursuant to PetIQ’s right (under written commitments in effect as of August 7, 2024) to purchase or reacquire Shares held by an associate only upon termination of such associate’s employment or engagement by PetIQ, for a repurchase price that does not imply a purchase price in excess of the per share price;

•
repurchases of PetIQ’s equity awards (or shares of capital stock issued upon the exercise or vesting thereof) outstanding on August 7, 2024 (in cancellation thereof) pursuant to the terms of any such equity award (in effect as of August 7, 2024) between PetIQ and any associate or member of the PetIQ Board of Directors only upon termination of such person’s employment or engagement by PetIQ, for a repurchase price that does not imply a purchase price in excess of the per share price;

•
in connection with withholding to satisfy the exercise price or tax obligations with respect to PetIQ’s equity awards;

•
pursuant to transactions solely between or among PetIQ and its subsidiaries; or

•
pursuant to the terms of the capped call confirmations or the indenture.

•
modify the terms of any of their shares of capital stock or other equity, equity-linked or voting interests;

•
enter into any agreement with respect to the voting or registration of any shares of their capital stock or other equity, equity linked or voting interests;

•
split, combine, subdivide, adjust, recapitalize or reclassify any shares of its capital stock or other equity interests, or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or other equity or voting interests;

•
sell, issue, grant deliver, pledge, transfer, encumber or authorize any PetIQ securities (including any PetIQ equity-based awards) (whether through the issuance or granting of options, restricted stock units, warrants, commitments, subscriptions, rights to purchase or otherwise), except, in each case, (1) as required pursuant to an employee benefit plan as in existence as of August 7, 2024; (2) for the issuance of Shares as required to be issued upon the settlement of PetIQ RSUs, PetIQ options or the vesting of equity awards outstanding as of August 7, 2024; (2) the sale of Shares upon exercise of PetIQ options if necessary to effectuate an optionee direction upon exercise or sales to satisfy the exercise price or tax obligations with respect to such equity awards; (3) for the issuance of Shares upon the conversion of the convertible notes pursuant to the terms of the indenture; (4) for the issuance of any such securities in transactions solely between or among PetIQ and any of its subsidiaries; or (5) in connection with the potential grant of 430,000 LTI RSUs or the registration of up to 900,000 Shares with the SEC pursuant to the Omnibus Plan;

•
except as may be required by applicable law or as required pursuant to the terms of any employee plan existing on the date hereof:

•
enter into, adopt, materially amend or modify, renew, materially alter the prior interpretation of or terminate any employee plan or any plan, policy, program, agreement or arrangement;

•
grant or pay any special bonus, retention, severance, termination, employment, consulting, bonus, remuneration or similar payments and benefits to any current or former director, officer or employee of PetIQ and any of its subsidiaries, except to any current employee with annual base cash compensation that is less than $300,000 in the ordinary course of business pursuant to PetIQ’s annual compensation cycle;
•
(1) hire, engage, promote, transfer, change the title, position or duties, temporarily layoff, furlough or terminate (other than termination for cause), (2) take or omit to take any actions that could cause any individual to have “good reason” pursuant to his or her change in control agreement, severance agreement, employment agreement or similar agreement with PetIQ or any of its subsidiaries, or (3) accelerate, increase or decrease the compensation, remuneration or benefits of any employee or independent contractor whose annual base cash compensation is less than $300,000 other than an increase in annual base salary or wages in the ordinary course of business;

•
waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement or other material restrictive covenant with respect to any current or former employee or independent contractor of PetIQ or any of its subsidiaries;

•
implement or announce any layoffs, plant closings, reductions in force, furloughs or material work schedule changes affecting any current or former employee, officer, director or independent contractor of PetIQ or any of its subsidiaries;

•
forgive any loans to any employees, officers or directors of PetIQ or any of its subsidiaries;

•
terminate, cancel or amend in any material respect any material contract, or grant any release, waiver or relinquishment of any material rights under any such material contract, other than immaterial amendments, extensions or renewals in the ordinary course of business;

•
enter into any new contract that, if in existence on August 7, 2024, would have been a material contract under the terms of the merger agreement, other than entry into purchase orders, statements of work or master agreements with customers or vendors, in the ordinary course of business consistent with past practice and to the extent such contract would not constitute a material contract under the terms of the merger agreement;

•
enter into any change-of-control agreement with any executive officer, employee, director or independent contractor or any retention agreement with any executive officer or director;

•
enter into any employment, retention, severance or other material agreement with any executive officer or director or any employment or severance agreement with any non-executive officer employee with annual cash compensation greater than $300,000 or any consulting agreement with an independent contractor with an annual base compensation greater than $300,000;

•
amend or permit the adoption of an amendment to PetIQ’s or any of its subsidiaries’ charter, bylaws or other similar organizational document, except as may be required by law or the rules and regulations of NASDAQ;

•
make any loans, advances or capital contributions to, or investments in, any other person, except for (1) loans solely between or among PetIQ and its subsidiaries, (2) advances or reimbursements for employee business and travel expenses in the ordinary course of business in amounts that are immaterial or (3) the extension of trade credit to customers in the ordinary course of business;

•
form any subsidiary, acquire any interest in any other entity or enter into any joint venture, partnership, limited liability corporation or similar arrangement or agree or otherwise commit to make a capital contribution in any entity (other than a wholly-owned subsidiary of PetIQ);

•
make or authorize any capital expenditure except for capital expenditures that do not exceed $2,000,000 individually, or $5,000,000 in the aggregate;

•
incur any indebtedness in excess of $2,000,000 at any one time outstanding, except for (a) indebtedness incurred to refinance or replace existing indebtedness outstanding on August 7, 2024 (which is not for an aggregate principal amount greater than such existing indebtedness and which is prepayable at any time without premium or penalty), (b) for guarantees by PetIQ of existing indebtedness of any of its subsidiaries; (c) letters of credit, bank guarantees, security or performance bonds or similar credit support instruments, overdraft facilities or cash management programs, in each case issued, made or entered into in the ordinary course of business and for immaterial amounts; or (d) indebtedness incurred under any existing credit facilities as in effect on August 7, 2024;
•
sell, divest or spin off, abandon, waive, relinquish or permit to lapse, fail to diligently prosecute, enforce or maintain, fail to renew, guarantee, exchange or swap, lease, license, sublicense, transfer, mortgage or otherwise encumber or subject to any encumbrance (other than a permitted encumbrance) or otherwise dispose of or assign any properties or assets with a fair market value that is individually in excess of $2,000,000 or in the aggregate in excess of $5,000,000, except for (1) dispositions of supplies, inventory, merchandise or products in the ordinary course of business and dispositions of obsolete, surplus or worn-out assets or assets that are no longer used or useful in the conduct of the business of PetIQ or any of its subsidiaries, (2) transfers between or among PetIQ and its subsidiaries, (3) voluntary terminations or surrenders of leases or subleases of real property in the ordinary course of business or (4) other sales, leases, transfers, licenses and dispositions in the ordinary course of business consistent with past practice;

•
fail to maintain or allow to lapse, dispose of or abandon, including by failure to pay the required fees in any jurisdiction, any material intellectual property used or held for use in PetIQ’s business, or grant permission to enter into the public domain any trade secrets included in such material intellectual property;

•
acquire from any third party any (1) business or assets (other than purchases of raw materials, supplies and other items in the ordinary course of business), or (2) equity interests of any person, in each case of clauses (1) and (2), including by merger, consolidation or acquisition of stock or assets, in each case except for (A) any such acquisitions that are not, individually in excess of $2,000,000 or in the aggregate in excess of $5,000,000 (including the assumption of indebtedness) or (B) with respect to transactions between or among PetIQ and its subsidiaries;

•
except in the ordinary course of business: (1) make or change any material tax election; (2) change any annual material tax accounting period; (3) change any material method of tax accounting; (4) file any amended material tax return; (5) enter into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign law) with respect to material taxes with any governmental body; or (6) settle or compromise any material tax claim;

•
(1) commence any legal proceeding, other than (A) routine matters in the ordinary course of business; (B) in such cases where PetIQ reasonably determines in good faith that the failure to commence suit would result in a material impairment of a valuable aspect of the PetIQ’s businesses (provided, that PetIQ consults with Parent and considers the views and comments of Parent with respect to such legal proceedings prior to commencement thereof); or (C) subject to any limitations set forth in other provisions of the merger agreement, in connection with a breach of the merger agreement or any other agreements contemplated by or other matters related to the merger agreement; or (2) settle, release, waive or compromise any legal proceeding or other claim (or threatened legal proceeding or other claim), other than (A) any legal proceeding relating to a breach of the merger agreement, (B) a settlement or compromise involving only the payment of monies by PetIQ (net of recoveries under insurance policies or indemnity obligations) of not more than $2,000,000 in the aggregate; (C) a settlement solely for monetary damages covered under any of PetIQ’s insurance policies in the ordinary course of business and within applicable policy limits, or (D) a settlement or compromise that results in no monetary obligation of or receipt of payment by PetIQ or any of its subsidiaries and does not involve any injunctive or equitable relief, or material restrictions, on PetIQ and its subsidiaries, taken as a whole;

•
(1) enter into any collective bargaining agreement or other agreement with any labor organization, works council or similar employee organization (or enter into negotiations to do any of the foregoing) or (2) voluntarily recognize any labor union, works council, bargaining representative, or any other similar organization as a bargaining representative;

•
adopt or implement any stockholder rights plan or similar arrangement;

•
make any material changes in financial accounting methods, principles or practices materially affecting the consolidated assets, liabilities or results of operations of PetIQ, except as may be required by GAAP (or any interpretation thereof), by applicable law or by any governmental body (including the Financial Accounting Standards Board or any similar organization);
•
adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than with respect to a dormant subsidiary in the ordinary course of business);

•
maintain insurance under any material insurance policies at less than current levels in any material respect or otherwise in a manner inconsistent with past practice;

•
engage in any transaction with, or enter into any agreement, arrangement or understanding with, any affiliate of PetIQ or other person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;

•
fail to maintain or to comply in all material respects with its obligations under or in respect of any material animal drug applications or material regulatory authorizations that have been filed with any regulatory authority; or

•
authorize, agree or commit to take any prohibited actions described above.

No Solicitation of Other Acquisition Proposals
PetIQ agreed to, immediately following the execution of the merger agreement, cease and cause to be terminated any discussions or negotiations between PetIQ or any of its subsidiaries and any other person and its representatives in connection with any acquisition proposal. PetIQ has also agreed to terminate any data room access (or other access to diligence) granted to any person and its representatives (other than Parent and its representatives) in connection with a potential acquisition proposal.
In particular, under and subject to the terms of the merger agreement, PetIQ has agreed that during the pre-closing period, PetIQ and its subsidiaries will not, and will direct their respective representatives to not, directly or indirectly:
•
engage in any solicitation, knowing facilitation or encouragement (including by way of providing non-public information), discussions or negotiations with any persons with respect to an acquisition proposal or any proposal or offer that would reasonably be expected to lead to an acquisition proposal;

•
solicit, initiate or knowingly facilitate or knowingly encourage (including by way of furnishing non-public information) any acquisition proposal or any inquiries regarding, or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an acquisition proposal or the making, submission or announcement of any acquisition proposal;

•
engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish or afford access to any other person any non-public information relating to PetIQ or its business, properties, assets, books, records or other non-public information, in connection with or for the purpose of solicitating, initiating, knowingly facilitating or encouraging, an acquisition proposal or any proposal or offer that would reasonably be expected to lead to an acquisition proposal;

•
enter into, approve or endorse any acquisition agreement; or

•
authorize or commit to any of the foregoing.

Under and subject to the terms of the merger agreement, from August 7, 2024 until PetIQ receives the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock in favor of the adoption of the merger agreement and approval of the merger (the “required stockholder vote”), in the event that PetIQ or any of its subsidiaries or any of their respective representatives receives a bona fide written acquisition proposal from any person that was not solicited in breach of the foregoing non-solicitation restrictions, (1) PetIQ and its representatives may contact and engage in discussions with such person solely to clarify any ambiguous terms and conditions of such acquisition proposal and inform such person of the terms of the non-solicitation provisions under the merger agreement, and (2) if the PetIQ Board of Directors (or a committee thereof) determines in good faith, after consultation with PetIQ’s financial advisors and outside legal counsel, that such acquisition proposal constitutes or would reasonably be expected to lead to as superior proposal, and the PetIQ Board of Directors determines in good faith, after consultation with outside legal counsel, that the failure to take any of the following actions would be inconsistent with its fiduciary duties under applicable law, then PetIQ and its representatives may (1) enter into an acceptable confidentiality agreement with such person and furnish information with respect to PetIQ and its subsidiaries to such person and its representatives and financing sources and (2) engage or otherwise participate in discussions or negotiations with such person and its representatives and financing sources.
PetIQ has agreed that it will promptly (and, in any event, within 48 hours from the receipt thereof) notify Parent in writing if (1) any inquiries, proposals or offers which constitute, or would reasonably be expected to lead to, an acquisition proposal, are received by PetIQ or any of its subsidiaries or their respective representatives, (2) any non-public information is requested from PetIQ or any of its subsidiaries or their respective representatives in connection with or related to any inquiries, proposals or offers which constitute, or would reasonably be expected to lead to, an acquisition proposal or (3) any discussions or negotiations with third parties relating to or in connection with any inquiries, proposals or offers which constitute, or would reasonably be expected to lead to, an acquisition proposal are sought, requested or continued. PetIQ has also agreed to (1) provide Parent with a written summary of the material terms and conditions of any such inquiries, proposals or offers, including the identity of the person making such inquiry, proposal, offer or acquisition proposal (including copies of any written materials related thereto), (2) keep Parent reasonably informed of any material developments relating thereto on a reasonably prompt basis (including copies of any written materials related to any amendments or modifications thereto) and (3) upon the reasonable request of Parent, reasonably inform Parent of the status of such inquiry, proposal, offer or acquisition proposal.
For purposes of this proxy statement:
•
“acceptable confidentiality agreement” means any customary confidentiality agreement that (1) contains provisions that are not less favorable in the aggregate to PetIQ (and its subsidiaries) than those contained in the confidentiality agreement between PetIQ and Parent (except that the confidentiality agreement need not contain standstill provisions) and (2) does not prohibit PetIQ or any of its subsidiaries from complying with any of its obligations under the merger agreement.

•
“acquisition agreement” means any letter of intent, agreement in principle or similar agreement with respect to an acquisition proposal or any proposal or offer that would reasonably be expected to lead to an acquisition proposal.

•
“acquisition proposal” means any proposal or offer from any person (other than Parent and its Affiliates) or “group,” (as defined in Section 13(d) of the Exchange Act) relating to, in a single transaction or series of related transactions, any direct or indirect (1) acquisition, lease or license of assets of PetIQ and its subsidiaries equal to 20% or more of the PetIQ’s consolidated assets or to which 20% or more of the PetIQ’s consolidated revenues or earnings are attributable, (2) issuance by PetIQ or acquisition of 20% or more of the outstanding Shares or voting interests of PetIQ, (3) tender offer or exchange offer that if consummated would result in any person or group beneficially owning 20% or more of the outstanding Shares or voting interests of PetIQ or (4) merger, consolidation, amalgamation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving PetIQ that, if consummated, would result in (x) any person or group beneficially owning 20% or more of the outstanding Shares or voting power of the resulting direct or indirect parent of PetIQ or the surviving entity in such transaction or (y) the PetIQ stockholders immediately preceding such transaction holding less than 80% of the Shares or voting interests in the direct or indirect parent of PetIQ or the surviving entity in such transaction, in each case of the foregoing clauses (1) through (4), other than the transactions contemplated by the merger agreement.

•
“superior proposal” means a bona fide written acquisition proposal that the PetIQ Board of Directors (or committee thereof) determines in its good faith judgment after consultation with the PetIQ’s outside legal counsel and financial advisor, is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory, financing and other aspects (including certainty of closing) of the proposal and the identity and financial wherewithal of the person making the proposal and other aspects of the acquisition proposal that the PetIQ Board of Directors deems relevant, and (b) if consummated, would be more favorable to PetIQ’s stockholders (solely in their capacities as such) from a financial point of view than the transactions contemplated by the merger agreement (after considering such factors as the PetIQ Board of Directors considers in good faith to be appropriate, including type of consideration, conditionality, the expected timing to closing and likelihood of consummation of such proposal) and after taking into account any revisions to the merger agreement and the transactions contemplated by the merger agreement made or proposed by Parent prior to the time of such determination; provided that for purposes of the definition of “superior proposal,” the references to “20%” and “80%” in the definition of “acquisition proposal” will be deemed to be references to “50%.”
The PetIQ Board’s Recommendation; PetIQ Board Recommendation Change
The PetIQ Board has recommended that the holders of Shares vote “FOR” the proposal to adopt the merger agreement (the “PetIQ Board recommendation”).
Under the merger agreement, except as set forth below, at no time may the PetIQ Board of Directors (or any committee thereof) take any of the following actions (any such actions, an “adverse change recommendation”):
•
withdraw, withhold, amend or qualify or modify (or publicly propose to take any such actions), in each case, in a manner adverse to Parent or Merger Sub, the PetIQ Board recommendation;

•
fail to include the PetIQ Board recommendation in this proxy statement;

•
fail to publicly reaffirm the PetIQ Board recommendation within ten business days after Parent so requests in writing (it being understood that the Parent is only entitled to make up to two such reaffirmation requests);

•
approve, recommend or declare advisable any acquisition proposal (or publicly propose to take any such action); or

•
if any tender offer or exchange offer is commenced for equity securities of PetIQ, fail to recommend against such tender offer or exchange offer by the earlier of (1) the tenth business day after the commencement of such tender offer or exchange offer and (2) the third business day prior to the special meeting.

In addition, except as set forth below, neither the PetIQ Board of Directors nor any committee thereof may approve, recommend or declare advisable, or allow PetIQ to execute or enter into, any acquisition agreement (other than an acceptable confidentiality agreement).
At any time prior to obtaining the required stockholder vote, if PetIQ has received a written acquisition proposal (which did not result from a breach of the non-solicitation restrictions under the merger agreement) that the PetIQ Board has concluded in good faith (after consultation with PetIQ’s financial advisor and outside legal counsel) is a superior proposal, then the PetIQ Board of Directors may (1) make an adverse change recommendation with respect to such superior proposal; or (2) authorize PetIQ to terminate the merger agreement to enter into an acquisition agreement with respect to such superior proposal, in each case if and only if:
•
the PetIQ Board of Directors (or a committee thereof) determines in good faith (after consultation with PetIQ’s outside legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under applicable law;

•
PetIQ has given Parent prior written notice (the “determination notice”) of its intention to consider making an adverse change recommendation or terminate the merger agreement at least four business days prior to taking such action;

•
PetIQ has provided to Parent unredacted copies of the most current drafts in the PetIQ’s possession of any proposed acquisition agreement and any financing commitments or other agreements with respect to such acquisition proposal and a summary of the material terms and conditions of the acquisition proposal;

•
PetIQ has afforded Parent four business days (the “match period”) after delivery of the determination notice and the draft documents required to be provided to propose revisions to the terms of the merger agreement, commitment letters and the limited guarantee or to make another proposal so that such acquisition proposal would cease to constitute a superior proposal, and, to the extent Parent desires to negotiate, PetIQ has negotiated in good faith with Parent with respect to such proposed revisions or other proposal, if any; and

•
after considering the terms of the merger agreement, the commitment letters and the limited guarantee and any revisions thereto proposed in writing to be made by Parent, if any, prior to 11:59 p.m. Eastern Time on the last day of the match period, the PetIQ Board of Directors has determined, in good faith, after consultation with PetIQ’s financial advisors and outside legal counsel, that such acquisition proposal continues to constitute a superior proposal and, after consultation with PetIQ’s outside legal counsel, the failure to make the adverse change recommendation or terminate the merger agreement would be inconsistent with its fiduciary duties under applicable law.

These provisions also apply to any amendment to any economic terms or any material non-economic terms of any acquisition proposal, which require PetIQ to deliver a new determination notice, except that the match period with respect thereto will be two business days.
At any time prior to obtaining the required stockholder vote, other than in connection with an acquisition proposal, the PetIQ Board of Directors (or a committee thereof) may effect an adverse change recommendation in response to a change in circumstance if and only if:
•
the PetIQ Board of Directors determines in good faith, after consultation with PetIQ’s outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties under applicable law;

•
PetIQ has given Parent a determination notice at least four business days prior to making any such adverse change recommendation (which notice describes the change in circumstance in reasonable detail) and provides a reasonably detailed explanation of the adverse change recommendation;

•
PetIQ has afforded Parent four business days after the delivery of the determination notice to propose revisions to the terms of the merger agreement and has negotiated, to the extent Parent desires to negotiate, in good faith with Parent with respect to such proposed revisions, so that such change in circumstance would no longer necessitate an adverse change recommendation, and, to the extent Parent desires to negotiate, PetIQ has negotiated in good faith with Parent with respect to such proposed revisions or other proposal, if any; and

•
after considering the terms of the merger agreement, the commitment letters and the limited guarantee and the effect of proposed revisions made in writing by Parent, if any, prior to 11:59 p.m. Eastern Time on the fourth business day following delivery of the determination notice, the PetIQ Board of Directors determines, in good faith after consultation with PetIQ’s outside legal counsel, that the failure to make the adverse change recommendation in response to such change in circumstances would still be inconsistent with its fiduciary duties under applicable law.

These provisions also apply to any material change to the facts and circumstances relating to such change in circumstance, which require PetIQ to deliver a new determination notice, except that the match period with respect thereto will be two business days.
For purposes of this proxy statement, “change in circumstance” means any positive effect that materially affects the business, assets or operations of PetIQ taken as a whole, that was not known or reasonably foreseeable to the PetIQ Board of Directors as of August 7, 2024 (or if known PetIQ Board of Directors as of August 7, 2024, the consequences of which were not known or reasonably foreseeable to the PetIQ Board of Directors as of August 7, 2024) and becomes known to the PetIQ Board of Directors prior to obtaining the required stockholder vote; provided, that none of the following will constitute a “change in circumstance”: (a) any acquisition proposal, any inquiries, proposals or offers which constitute, or would reasonably be expected to lead to, an acquisition proposal, or any business combination or acquisition opportunity, (b) any effect resulting from a breach of the merger agreement by PetIQ, (c) the fact, in and of itself, that PetIQ exceeds any internal or published projections, estimates or expectations of the its revenue, earnings or other financial or operating metrics for any period ending on or after August 7, 2024 (provided that this exception does not prevent or otherwise affect consideration of any such development or change that causes PetIQ meeting or exceeding such metrics from being taken into account in determining whether a change in circumstance has occurred), or (d) any changes after August 7, 2024 in the market price or trading volume of the shares of Common Stock (provided that this exception does not prevent or otherwise affect consideration of any such development or change that causes such change in market price or trading value from being taken into account in determining whether a change in circumstance has occurred).
The Special Meeting
PetIQ has agreed to take all action necessary to establish a record date for, duly call, give notice of, convene and hold the special meeting as promptly as reasonably practicable following the sending of this proxy statement. PetIQ is permitted to postpone or adjourn the special meeting in certain circumstances related to soliciting additional proxies in order to obtain the required stockholder vote or requirements of applicable law.
Employee Benefits
The merger agreement provides that, for a period of one year following the effective time of the merger, Parent will provide, or will cause to be provided, to each continuing employee:
•
base salary or base wages, annual cash incentive target amount and commission opportunities that are, in each case, no less favorable than the base salary or base wages, annual incentive target amount and commission opportunities provided to such continuing employee immediately prior to the effective time of the merger;

•
employee benefits (including vacation and related benefits and excluding equity or equity-based compensation, long-term incentives, defined benefit pension, nonqualified deferred compensation and retiree or post-termination welfare benefits or compensation, severance payments and severance benefits) that are substantially comparable in the aggregate to the employee benefits (other than the excluded benefits) provided to such continuing employees immediately prior to the effective time of the merger; and

•
service credit for eligibility to participate in, benefit levels (including levels of benefits under Parent’s or the surviving corporation’s vacation policy) and eligibility for vesting under Parent’s or the surviving corporation’s employee benefit plans and arrangements (other than any equity or equity-based plan or arrangement) with respect to his or her length of service with PetIQ and any of our subsidiaries and predecessors prior to the closing date of the merger, but not for purposes of benefit accruals; provided that the foregoing will not result in the duplication of benefits for the same period of service.

Additionally, to the extent that service is relevant for eligibility, vesting or allowances (including paid time off) under any health or welfare benefit plan of Parent or the surviving corporation, Parent will, or will cause any of its affiliates to, use commercially reasonable efforts to:
•
waive all limitations as to pre-existing conditions, exclusions, actively-at-work requirements and waiting periods with respect to participation and coverage requirements applicable to the continuing employees (and their eligible dependents), to the extent that such conditions, exclusions and waiting periods would not apply under a similar employee benefit plan in which such employees participated immediately prior to the effective time of the merger;

•
ensure that such health or welfare benefit plan will, for purposes of eligibility, vesting, deductibles, co-payments and out-of-pocket maximums and allowances (including paid time off), credit continuing employees (and their eligible dependents) for service and amounts paid prior to the effective time of the merger with us to the same extent that such service and amounts paid was recognized prior to the effective time of the merger under our corresponding health or welfare benefit plan; and

•
as applicable, credit each continuing employee with his or her contribution balances, if any, under the health savings accounts, flexible spending accounts and dependent care spending accounts administered under our employee benefit plans which contributions are made during the benefit plan year in which the closing of the merger occurs.

Efforts to Close the Merger
PetIQ and Parent have each agreed to use, and to cause their subsidiaries to use, their respective reasonable best efforts to do all things necessary, proper or advisable to satisfy the conditions to the closing of the merger and to consummate the transactions contemplated by the merger agreement as soon as reasonably practicable (and in any event prior to the termination date), including (1) the obtaining of all necessary actions or nonactions, waivers, consents, clearances, decisions, declarations, approvals and, expirations or terminations of waiting periods from governmental bodies and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain any such consent, decision, declaration, approval, clearance or waiver, or expiration or termination of a waiting period by or from, or to avoid an action or proceeding by, any governmental body; (2) the obtaining of all necessary consents, authorizations, approvals or waivers from third parties; and (3) the execution and delivery of any additional instruments necessary or reasonably advisable to consummate the transactions contemplated by the merger agreement.
HSR Act
PetIQ and Parent each filed or caused to be filed the requisite notification forms under the HSR Act with the FTC and the DOJ on August 21, 2024.
Each of Parent and Merger Sub agreed to promptly take all actions necessary to cause the prompt expiration or termination of any applicable waiting period under the HSR Act or other applicable antitrust laws and to resolve objections, if any, of the FTC, DOJ or other governmental bodies, and to avoid the commencement of any lawsuit by any governmental body or the entry of or eliminate any legal restraint that would prohibit or delay the closing of the merger beyond the termination date as promptly as reasonably possible, including (1) negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, lease, license, divestiture or disposition of any assets, rights, product lines, or businesses of the PetIQ, Parent or any of their respective subsidiaries; (2) terminating existing relationships, contractual rights or obligations of PetIQ, Parent or any of their respective subsidiaries; (3) terminating any venture or other arrangement; (4) creating any relationship, contractual rights or obligations of PetIQ, Parent or any of their respective subsidiaries; (5) effectuating any other change or restructuring of PetIQ, Parent or any of their respective subsidiaries; (6) proposing, negotiating, effecting or agreeing to effect or executing any settlements, undertakings, consent decrees, stipulations or other agreements with any governmental body or with any other person, including regarding the sale, divestiture, license or other disposition of its and its subsidiaries’ assets, properties or businesses or of PetIQ and any of its subsidiary’s assets, properties or businesses to be acquired pursuant hereto, and entering into such other arrangements, as are necessary or advisable in order to avoid the entry of, and the commencement of litigation seeking the entry of, or to eliminate, any legal restraint that would prohibit or delay the closing of the merger as promptly as possible and in any event prior to the termination date; and (7) otherwise taking or committing to take any actions with respect to the businesses, product lines or assets of PetIQ, the Parent or any of their respective subsidiaries. However, no party is required to take or agree to any such action or restriction if it is not conditioned upon the occurrence of the closing of the merger, and Parent is not required to take any such actions or agree to any such restrictions (1) with respect to any person or its assets, properties or businesses, other than that of Parent and its subsidiaries, or (2) that would or would reasonably be expected to have, in the aggregate, a material adverse effect on Parent and its subsidiaries (including the surviving corporation) or prevent the utilization of the Financing at or after the closing of the merger as contemplated by the commitment letters.
Additionally, Parent and Merger Sub agreed not to acquire or agree to acquire by merging or by acquiring in any other manner, any assets, business or person or other business organization or division if such entry into an agreement relating to or the consummation of such transaction would reasonably be expected to (1) prevent the obtaining of any authorization, consent, clearance, approval or order of a governmental body necessary to consummate the merger and the other transactions contemplated by the merger agreement, including any approvals and expiration or termination of the waiting period pursuant to the HSR Act; (2) materially increase the risk of any governmental body entering any legal restraint that would prohibit the closing of the merger; or (3) otherwise materially delay or materially impede the consummation of the merger and the other transactions contemplated by the merger agreement.

Financing
Under the merger agreement, Parent agreed to use, and cause its affiliates and representatives to use, reasonable best efforts to take (or cause to be taken) all actions and do (or cause to be done) all things necessary to arrange and obtain the Financing on the terms and conditions described in the commitment letters, including by:
•
maintaining in effect the commitment letters in accordance with the terms set forth in the merger agreement;

•
satisfying (or obtaining a waiver of) on a timely basis the conditions to funding and covenants in the commitment letters that are applicable to Parent and Parent’s affiliates;

•
negotiating, entering into and delivering definitive agreements with respect to the Financing on a timely basis on the terms and conditions set forth in the commitment letters; and

•
consummating the Financing at or prior to closing of the merger.

Cooperation with the Debt Financing
Under the merger agreement, the Company agreed to use reasonable best efforts, and will cause its subsidiaries and representatives to provide, at Parent’s sole expense, such customary cooperation as reasonably requested by Parent in connection with the arrangement, marketing, syndication and consummation of the Debt Financing, including:
•
participating (and causing senior management and representatives of the Company to participate) in a reasonable and limited number of meetings, presentations, due diligence sessions, “road shows” and sessions with prospective financing sources, investors and rating agencies;

•
assisting Parent with the preparation of materials for rating agencies presentations, bank information memoranda (including a bank information memorandum that does not include material non-public information and the delivery of customary authorization letters with respect to the bank information memoranda executed by a senior officer of the Company authorizing the distribution of information to prospective lenders or investors and containing (1) a representation to the financing sources that the public side versions of such documents, if any, do not include material non-public information about the Company or its subsidiaries or their securities and (2) a “10b-5” representation by the Company consistent with the debt commitment letter) and similar documents required in connection with the Debt Financing;

•
assisting Parent in connection with the preparation, execution and delivery of any credit agreement, pledge and security documents, currency or interest hedging arrangements, solvency certificates and other definitive financing documents (and any disclosure schedules thereto), and any other certificates or documents with respect to the Debt Financing and otherwise necessary to facilitate the pledging of collateral and the granting of security interests in respect of the Debt Financing, and providing information reasonably necessary to complete customary loan documents required in connection with the Debt Financing (it being understood that any such documents will not be recorded or take effect until the closing of the merger and no officer of the Company or any of its subsidiaries who is not remaining in such position following the closing of the merger shall be obligated to execute any certificate or other document contemplated hereby);

•
furnishing Parent, Merger Sub and the financing sources upon reasonable request with such financial and other pertinent information relating to the Company and its subsidiaries, to the extent prepared by the Company in the ordinary course of business, as may be reasonably requested by Parent to assist in the preparation of customary information documents used in financings associated with leveraged buyouts of comparable sized companies;

•
at least five business days prior to the closing of the merger, furnishing Parent and the financing sources with all documentation and other information about the Company and its subsidiaries as is reasonably requested by Parent at least 10 business days prior to the closing of the merger, in accordance with the requirements of the financing sources, required under applicable “know your customer” and anti-money laundering rules and regulations (including the PATRIOT Act), including a certification in relation to the Company regarding individual beneficial ownership solely to the extent required by 31 C.F.R. §1010.230; and
•
assisting Parent (1) in obtaining borrowing base certificates delivered under existing “asset based” revolving facilities of the Company and its Subsidiaries, (2) with obtaining appraisals and field exams required in connection with the Debt Financing and (3) in completing any borrowing base certificate required in connection with the Debt Financing, and establishing bank and other accounts and blocked account agreements and lock box arrangements in connection with the foregoing.

Notwithstanding anything in the merger agreement, nothing in the foregoing will require any such cooperation to the extent that it could result in the Company or any of its subsidiaries being required to (1) pledge any assets as collateral prior to the closing of the merger, (2) agree to pay any commitment or other similar fee, bear any unreimbursed cost or expense, incur any other liability or give any indemnities to any third party or otherwise commit to take any similar action in connection with the Debt Financing prior to the closing of the merger (except the authorization letters), (3) take any actions (other than entry into customary authorization letters or notices of prepayment) to the extent such actions would, in the Company’s reasonable judgment, (A) unreasonably interfere with the ongoing business or operations of the Company or any of its subsidiaries, (B) subject any director, manager, officer or employee of the Company or any of its affiliates to any actual or potential personal liability, (C) conflict with, or result in any violation or breach of, or default (with or without notice, or lapse of time or both) under, the organizational documents of the Company or any of its subsidiaries, any applicable legal requirement or order or any Contract to which the Company or any of its subsidiaries is a party or by which any of their respective properties or assets is bound, (D) require any such entity to change any fiscal period prior to the closing of the merger or (E) cause (i) any closing condition set forth in the merger agreement to fail to be satisfied by the Termination Date (as defined in the merger agreement) or (ii) any other breach of the merger agreement or inaccuracy of any representation and warranty of the parties under the merger agreement, (4) waive or amend any terms of the merger agreement, (5) commit to take any action under any certificate, document or instrument that is not contingent upon the closing of the merger (other than entry into customary authorization letters or notices of prepayment), (6) provide access to or disclose information that the Company reasonably determines could jeopardize any attorney-client privilege or other privilege of, or conflict with any material confidentiality requirements applicable to, the Company or its affiliates (but the Company will use reasonable best efforts to grant such access or provide such disclosure in a manner which would not jeopardize such privilege or contravene any such requirements), (7) cause any director, manager or equivalent of the Company or any of its subsidiaries to pass resolutions to approve the Debt Financing or authorize the creation of any agreements, documents or actions in connection therewith (other than any director, manager or equivalent of the Company or any of its subsidiaries who will continue in such a position following the closing of the merger and in each such case, such resolutions shall be contingent on the closing of the merger or shall not be effective until the closing of the merger), (8) deliver any legal opinion or negative assurance letter or (9) prepare any pro forma financial information to Parent for use in the marketing of the Debt Financing or otherwise, other than the financial statements filed by the Company with the SEC in accordance with its reporting obligations under the Exchange Act or prepare any pro forma financial information.
In accordance with the merger agreement, Parent will indemnify and hold harmless the Company, its subsidiaries and their respective representatives from and against, and will pay and reimburse the Company, its subsidiaries and their respective representatives for, any and all losses incurred or sustained by, or imposed upon, any of them in connection with the arrangement, marketing, syndication and consummation of the Financing and any information utilized in connection therewith, except (1) to the extent such losses arise from the material breach of the merger agreement by the Company or result from the gross negligence, bad faith or willful misconduct of the Company, its subsidiaries or their respective representatives or affiliates or (2) with respect to any material misstatement or omission of a material fact in information provided in writing in connection with the Financing by any of the foregoing persons. If the closing of the merger does not occur, unless excluded pursuant to the preceding sentence, Parent will, promptly upon request by the Company, reimburse the Company for all documented and reasonable out-of-pocket costs incurred by the Company and its subsidiaries in connection with such cooperation.
If any portion of the Required Amount (as defined in the merger agreement) becomes unavailable on the terms and conditions (including any market flex terms in the debt commitment letter) contemplated in the debt commitment letter (other than as a result of the Company’s breach of any provision of the merger agreement or failure to satisfy the debt cooperation condition therein), Parent will promptly notify the Company in writing and will use, and will cause its affiliates and representatives to use, reasonable best efforts to, as promptly as practicable following the occurrence of such event (and in any event no later than the business day immediately prior to the Termination Date (as defined in the merger agreement)) (1) obtain any such portion of the Debt Financing from the same or alternative sources on terms and subject to costs not materially less favorable in the aggregate, and with conditions no less favorable, to Parent than those contained (including market flex conditions) in the debt commitment letter as of the date of the merger agreement (provided that such terms and conditions would not have any of the effects prohibited by the Prohibited Modifications described below) and in an amount at least equal to the Required Amount (as defined in the merger agreement) or such unavailable and required portion thereof, as the case may be and (2) obtain one or more (and provide complete and correct copies to the Company of) new financing commitment letters with respect to such alternate debt financing, which new letters will replace the existing debt commitment letter in whole or in part, and any fee letter in connection therewith or other agreements related thereto.
Parent and Merger Sub will have the right from time to time to amend, supplement, replace, substitute, terminate or otherwise modify or waive its rights under the debt commitment letter, including to (i) terminate the debt commitment letter in order to obtain alternative sources of financing in lieu of all or a portion of the Debt Financing or (ii) add and appoint additional arrangers, bookrunners, underwriters, agents, lenders and similar entities, to provide for the assignment and reallocation of a portion of the financing commitments contained therein and to grant customary approval rights to such additional arrangers and other entities in connection with such appointments; provided that no such amendment, supplement, replacement, substitution, termination, modification or waiver would, or would reasonably be expected to, (i) reduce the amount of the Debt Financing to an amount below the Required Amount (as defined in the merger agreement) (unless the Equity Financing is increased by an equal or greater amount), (ii) impose new or additional conditions or otherwise expand, amend or modify any of the conditions to the receipt of the Financing or (iii) expand, amend or modify any other terms to the Financing in a manner that would reasonably be expected to (A) delay, impair or prevent the occurrence of the closing of the merger or (B) make the timely funding of the Financing, or the satisfaction of the conditions to obtaining the Financing, materially less likely to occur in any respect (collectively, the “Prohibited Modifications”).
Indemnification and Insurance
The merger agreement provides that the rights to indemnification, advancement of expenses and exculpation by PetIQ and its subsidiaries pursuant to the organizational documents of PetIQ and its subsidiaries in effect as of August 7, 2024 and any indemnification agreements in effect on August 7, 2024 between PetIQ and any of its subsidiaries, on the one hand, and any of their respective current or former directors or officers, on the other hand (collectively, the “indemnified persons”), existing in favor of the indemnified persons for their acts or omissions occurring prior to the effective time of the merger, will survive the closing of the merger for a period of six years after the effective time of the merger. In addition, under the merger agreement, during such six-year period following the closing of the merger, such organizational documents and indemnification agreements may not be repealed, amended or otherwise modified in any manner that would adversely affect the rights thereunder of any indemnified persons with respect to indemnification, advancement of expenses or exculpation except to the extent required by applicable law. If prior the sixth anniversary of the effective time of the merger, any indemnified person delivers to Parent a written notice asserting a claim for indemnification pursuant to the merger agreement, then the claim asserted in such notice will survive the sixth anniversary until disposition of such claim.
Furthermore, during such six-year period following the closing of the merger, Parent and the surviving corporation must indemnify and hold harmless, to the fullest extent permitted by applicable law, each indemnified person from and against any losses, claims, damages, liabilities, fees, expenses, judgments, amounts paid in settlement or fines incurred by such indemnified person in connection with any pending or threatened legal proceeding based on or arising out of, in whole or in part, the fact that such indemnified person is or was (or any acts or omissions by such indemnified person in his her or capacity as) a director or officer of PetIQ and any of its subsidiaries at or prior to the effective time and pertaining to any and all matters pending, existing or occurring at or prior to the effective time (whether asserted or claimed prior to, at or after the effective time), including any such matter arising under any claim with respect to the transactions contemplated by the merger agreement. In addition, Parent and the surviving corporation will advance reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the indemnified persons in connection with such matters for which such indemnified person was eligible to be so indemnified within thirty days after receipt by Parent of a written request for such advance.
In accordance with the terms of the merger agreement, PetIQ has elected to purchase prepaid six-year “tail” policies with respect to the directors’ and officers’ liability insurance and fiduciary liability insurance maintained by PetIQ and its subsidiaries. The surviving corporation will (and Parent will cause the surviving corporation to) maintain the tail policies in full force and effect and continue to honor its obligations thereunder for so long as the tail policies are in full force and effect.
For more information, refer to the section of this proxy statement captioned “The Merger — Interests of PetIQ’s Directors and Executive Officers in the Merger.”
Certain Additional Covenants and Agreements
The merger agreement also contains additional covenants between PetIQ, Parent and Merger Sub relating to, among other things, (1) public announcements with respect to the transactions contemplated by the merger agreement; (2) access to information and confidentiality; (3) coordination with respect to litigation relating to the merger; (4) covenants relating to the delisting of the shares of Common Stock from NASDAQ and deregistering such Shares under the Exchange Act; (5) the filing of this proxy statement; (6) the treatment of the convertible notes and capped call transactions; and (7) certain cash actions that Parent may request PetIQ to take prior to the closing of the merger.
Conditions to the Closing of the Merger
The respective obligations of Parent, Merger Sub and PetIQ, to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) at or prior to the effective time of the merger of certain conditions, including the following:
•
the receipt of the required stockholder vote;

•
the expiration or termination of the waiting period under the HSR Act applicable to the transactions contemplated by the merger agreement; and

•
the absence of any law, order or injunction that prohibits the consummation of the merger.

The obligations of Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) at or prior to the effective time of the merger of each of the following additional conditions, any of which may be waived exclusively by Parent:
•
the accuracy of the representations and warranties of PetIQ set forth in the merger agreement, subject to applicable materiality or other qualifiers, as of the closing date or the date in respect of which such representation or warranty was specifically made;

•
PetIQ having performed and complied in all material respects with all covenants in the merger agreement required to be performed or complied with by it at or prior to the closing of the merger;

•
the absence of any Company Material Adverse Effect having occurred since August 7, 2024, that is continuing; and

•
the receipt by Parent and Merger Sub of a customary closing certificate of PetIQ.

The obligations of PetIQ to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) at or prior to the effective time of the merger of each of the following additional conditions, any of which may be waived exclusively by PetIQ:
•
the accuracy of the representations and warranties of Parent and Merger Sub set forth in the merger agreement, subject to applicable materiality or other qualifiers, as of the closing date or the date in respect of which such representation or warranty was specifically made;

•
Parent and Merger Sub having performed and complied in all material respects with all covenants in the merger agreement required to be performed and complied by Parent and Merger Sub at or prior to the closing of the merger; and

•
the receipt by PetIQ of a customary closing certificate of Parent and Merger Sub.

Termination of the Merger Agreement
The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the adoption of the merger agreement by our stockholders (except as otherwise provided in the merger agreement), in the following circumstances:
•
by mutual written consent of PetIQ and Parent;

•
by either PetIQ or Parent if:

•
a court of competent jurisdiction or other governmental body has issued or enacted a legal restraint that would prohibit the closing of the merger and such legal restraint has become final and non-appealable; provided, that this right to terminate the merger agreement will not be available to a party if its (or in the case of Parent, its or Merger Sub’s) material breach of any provision of the merger agreement has resulted in, or was a principal cause of, the failure to satisfy the no legal restraint condition or such legal restraint becoming final and non-appealable;

•
whether prior to or after the receipt of the required stockholder vote, the effective time has not occurred on or prior to 11:59 p.m. Eastern Time on the termination date; provided, that this right to terminate the merger agreement will not be available to any party if its (or in the case of Parent, its or Merger Sub’s) material breach of any provision of the merger agreement has resulted in, or was a principal cause of, the failure of the effective time to occur by the termination date; or

•
the special meeting (including any adjournment or postponement thereof) has concluded and the required stockholder vote has not been obtained.

•
by PetIQ if:

•
subject to a 30-day cure period, and whether prior to or after the receipt of the required stockholder vote, Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties or covenants in the merger agreement such that the related closing condition would not be satisfied;

•
prior to receiving the required stockholder vote in order to accept a superior proposal and enter into an acquisition agreement with respect thereto, so long as (1) PetIQ has complied with the required of the merger agreement with respect to such superior proposal, (2) prior to or concurrently with such termination, PetIQ pays the applicable termination fee; and (3) substantially concurrently with such termination, PetIQ enters into an acquisition agreement to consummate such superior proposal; or

•
(1) all of the closing conditions set forth in the merger agreement have been and continue to be satisfied (other than those conditions that by their terms are to be satisfied at the closing of the merger, each of which is capable of being satisfied at the closing of the merger) or waived; (2) Parent and Merger Sub fail to consummate the closing of the merger by the time required under the merger agreement; (3) PetIQ has irrevocably notified Parent in writing that if Parent performs its obligations under the merger agreement and the equity and debt financing are funded in accordance with the commitment letters, then PetIQ is ready, willing and able to consummate the closing of the merger; (4) PetIQ gives Parent written notice at least three business days prior to such termination stating PetIQ’s intention to terminate the merger agreement; and (5) the closing of the merger has not been consummated by the end of such three business day period (such events, a “financing failure”).

•
by Parent if:

•
subject to a 30-day cure period, and whether prior to or after the receipt of the required stockholder vote, PetIQ has breached or failed to perform in any material respect any of its representations, warranties or covenants in the merger agreement such that the related closing condition would not be satisfied; or
•
prior to receiving the required stockholder vote, (1) the PetIQ Board of Directors (or a committee thereof) makes an adverse change recommendation (as defined in the section of this proxy statement captioned “The Merger Agreement — The PetIQ Board’s Recommendation; Board Recommendation Change”) (except that Parent’s right to terminate the merger agreement in such instance will expire at 11:59 p.m., Eastern time, on the twentieth business day following the date on which Parent becomes aware of such adverse change recommendation) or (2) PetIQ is in willful breach of any of its obligations under the merger agreement with respect to the non-solicitation of acquisition proposals or the adverse change recommendation and has not cured such breach within ten business days of receipt of a notice of such breach from Parent.

In the event that the merger agreement is validly terminated pursuant to the termination rights above, the merger agreement will be of no further force or effect without liability of any party (or any of its or its affiliates’ current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders, successors and assignees) to the other parties, as applicable, except certain sections of the merger agreement will survive the termination of the merger agreement, in each case in accordance with their respective terms. Notwithstanding the previous sentence, nothing in the merger agreement will relieve any party from any liability for any willful breach of the merger agreement prior to the termination of the merger agreement (subject to the certain limitations on liability specified in the merger agreement). Furthermore, no termination of the merger agreement will affect the rights or obligations of any party pursuant to any confidentiality agreement or the limited guarantee, which rights, obligations and agreements will survive the termination of the merger agreement in accordance with their respective terms.
Termination Fees and Remedies
The merger agreement contains certain termination rights for PetIQ and Parent. Upon valid termination of the merger agreement under specified circumstances, PetIQ agreed to pay an affiliate of Parent a termination fee of $34,606,500. Specifically, this termination fee will be payable by PetIQ to such affiliate of Parent if the merger agreement is terminated:
•
by PetIQ in order to enter into an acquisition agreement with respect to a superior proposal in accordance with the terms of the merger agreement; or

•
(1) by Parent if the PetIQ Board of Directors (or a committee thereof) makes an adverse change recommendation or PetIQ is in willful breach of certain obligations under the merger agreement which has not been cured, or (2) by PetIQ for the failure of the effective time of the merger to have occurred by the termination date or the failure to obtain the required stockholder vote at a time when Parent would have had the right to terminate for an adverse change recommendation or PetIQ’s willful breach of certain obligations under the merger agreement which has not been cured.

The termination fee will also be payable by PetIQ in certain circumstances if:
•
the merger agreement is terminated (1) for the failure of the effective time of the merger to have occurred by the termination date; (2) for the failure to obtain the required stockholder vote; or (3) subject to a 30-day cure period, by Parent because PetIQ breaches or fails to perform in any material respect any of its representations, warranties or covenants in a manner that would cause the related closing condition to not be satisfied;

•
following the execution of the merger agreement and prior to the termination of the merger agreement, an acquisition proposal has been publicly announced or otherwise made and not withdrawn; and

•
PetIQ subsequently consummates an acquisition proposal involving the acquisition of at least 50% of PetIQ’s assets, Shares or voting interests or enters into a definitive agreement with respect to such an acquisition proposal.

Upon valid termination of the merger agreement under specified circumstances, Parent has agreed to pay PetIQ a termination fee of $69,213,000. Specifically, this termination fee will be payable by Parent to PetIQ if the merger agreement is terminated:
•
(1) by PetIQ, because Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties or covenants in the merger agreement such that the related closing condition would not be satisfied, which termination right is subject to a 30-day cure period, or (2) by Parent for the failure of the effective time of the merger to have occurred by the termination date at a time when PetIQ would have had the right to terminate to terminate for such a breach or failure to perform by Parent or Merger Sub; or

•
(1) by PetIQ for a financing failure, or (2) by Parent for the failure of the effective time of the merger to have occurred by the termination date at a time when PetIQ would have been entitled to terminate the merger agreement for a financing failure.

Neither PetIQ nor Parent, as applicable, is required to pay a termination fee on more than one occasion. The merger agreement also provides that PetIQ, on the one hand, or Parent and Merger Sub, on the other hand, may specifically enforce the obligations under the merger agreement, except that PetIQ may only cause Parent and Merger Sub to consummate the merger, and Parent to cause the Equity Financing to be funded pursuant to the equity commitment letter, if certain conditions (including the funding of the Debt Financing) are satisfied.
Subject to limited exceptions, Parent’s and Merger Sub’s aggregate liability for monetary damages for breaches of the merger agreement are capped at an amount equal to $69,213,000, plus the amount of any enforcement expenses (subject to a cap of $3,000,000) plus certain reimbursement obligations under the merger agreement, and PetIQ’s liability for monetary damages for breaches of the merger agreement if the merger agreement is terminated is capped at $100,000,000 plus the amount of any enforcement expenses (subject to a cap of $3,000,000).
PetIQ’s receipt of the Parent termination fee and certain reimbursement obligations payable by Parent to the extent owed, PetIQ’s right to specific performance and PetIQ’s right to enforce and receive certain amounts under the limited guarantee are the sole and exclusive remedies of PetIQ and its affiliates against Parent and its affiliates in respect of the merger agreement, any agreements executed in connection with the merger agreement, the transactions contemplated by the merger agreement or such other transaction documents, the termination of the merger agreement or the failure to consummate the merger or any claims or actions under applicable law arising out of any such breach, termination or failure, and, upon payment of the Parent termination fee and reimbursement obligations, neither Parent nor any of its affiliates will have any further liability or obligation to PetIQ or any of its affiliates relating to or arising out of the merger agreement, such other transaction documents or the transactions contemplated by the merger agreement or such other transaction documents or for any matters forming the basis of such termination, other than in the case of actual and intentional fraud or a willful breach of the merger agreement.
Under no circumstances may PetIQ or Parent and Merger Sub receive both a grant of specific performance or other equitable relief to effect the closing of the merger, and payment of a termination fee or any monetary damages in respect of a willful breach by the other party.
None of the financing sources will have any liability to the Company or any of its affiliates relating to or arising out of the merger agreement, the Debt Financing or otherwise, and neither the Company nor any of its affiliates will have any rights or claims against any of the financing sources under the merger agreement or the Debt Financing; provided, that the foregoing shall not limit the rights of the Company and its affiliates from and after the effective time of the merger under the debt commitment letter or the definitive documents executed in connection with the Debt Financing (but not, for the avoidance of doubt, under the Merger Agreement) to the extent the Company and its affiliates are party thereto.
Fees and Expenses
Except in specified circumstances, whether or not the merger is completed, PetIQ, on the one hand, and Parent and Merger Sub, on the other hand, are each responsible for all of their respective costs and expenses incurred in connection with the merger agreement and the merger.

No Third-Party Beneficiaries
The merger agreement is binding upon and inures solely to the benefit of each party thereto, and nothing in the merger agreement, express or implied, is intended to or will confer upon any other person any rights or remedies, except (1) as set forth in or contemplated by the merger agreement, including with respect to certain rights of PetIQ employees and indemnified persons; (2) from and after the effective time of the merger, the rights of the holders of Shares, PetIQ options and PetIQ RSUs to receive the consideration to which they are entitled under the merger agreement; and (3) with respect to certain terms of the merger agreement, the financing sources and their successors and assigns.
Amendment, Extension and Waiver
Subject to applicable law, the merger agreement may be amended or waived by the parties at any time by execution of an instrument in writing signed on behalf of each Parent, Merger Sub and PetIQ prior to the effective time of the merger. However, after the adoption of the merger agreement by our stockholders, no amendment that requires further approval by such stockholders pursuant to the DGCL may be made without such approval.
At any time and from time to time prior to the effective time of the merger, any party may (1) waive any inaccuracies in the representations and warranties made to such party in the merger agreement, (2) extend the time for the performance of any of the obligations or other acts of the other parties and (3) waive compliance with any of the agreements or conditions for the benefit of such party contained in the merger agreement (subject to compliance with applicable law). Any agreement by a party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party, except that certain provisions of the merger agreement may not be amended in any manner adverse to the financing sources without the prior written consent of such financing sources
Governing Law and Venue
The merger agreement is governed by and construed in accordance with the laws of the State of Delaware. The venue for disputes relating to the merger agreement is the Delaware Court of Chancery and any state appellate court therefrom or, to the extent that the Delaware Court of Chancery does not have jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware, provided that any legal action against any of the financing sources arising out of, or relating to, the merger, the Debt Financing or the performance of services thereunder or related thereto will be subject to the exclusive jurisdiction of any state or federal court sitting in the State of New York in the borough of Manhattan and any appellate court thereof.
Waiver of Jury Trial
Each of the parties has irrevocably waived any and all right to trial by jury in any action arising out of or relating to the merger agreement, the merger, the commitment letters or the Financing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our Common Stock as of August 30, 2024 by:
•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock, on an as-converted basis;

•
each of our named executive officers;

•
each of our directors and director nominees; and

•
all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within 60 days of August 30, 2024. These shares are deemed to be outstanding and beneficially owned by the person holding the applicable options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The percentage of shares beneficially owned shown in the table below is based upon 29,900,057 shares of Common Stock outstanding as of August 30, 2024, comprised of 29,668,517 shares of Class A Common Stock and 231,540 shares of Class B Common Stock.
Except as otherwise noted below, the address for persons listed in the table is c/o PetIQ, Inc., 230 East Riverside Drive, Eagle, Idaho 83616.
	Shares of Class A Common Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Combined Voting Power
Name of Beneficial Owner	Number	Percentage	Number	Percentage
5% Stockholders:
BlackRock, Inc.(1)	2,911,862	9.8%	—	—	9.7%
The Vanguard Group(2)	2,147,759	7.2%	—	—	7.2%
Eos Funds(3)	1,972,687	6.6%	—	—	6.6%
James Nathan Clarke(4)	1,690,802	5.7%	—	—	5.7%
Glazer Capital, LLC(5)	1,636,073	5.5%	—	—	5.5%
Named Executive Officers and Directors:
McCord Christensen(6)	511,376	1.7%	114,027	49.2%	2.1%
Zvi Glasman(7)	44,056	*	—	—	*
Mark First(3)(8)	1,991,234	6.7%	—	—	6.7%
William Carter(9)	3,497	*	—	—	*
John Pearson(10)	16,339	*	—	—	*
Michael Smith(11)	179,336	*	—	—	*
Allan Hall(8)	12,807	*	—	—	*
Scott Huff(8)	6,077	*	—	—	*
Kimberly Lefko(8)	14,822	*	—	—	*
Sheryl O’Loughlin(8)	14,822	*	—	—	*
Kenneth Walker(8)	13,363	*	—	—	*
R. Michael Herrman(12)	14,764	*	—	—	*
Total Executive Officers and Directors as a Group (12 Persons)	2,847,194	9.4%	114,027	49.2%	9.7%

*
less than 1%

(1)
The principal business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. Information contained in the table above and this footnote is based solely on a report on Schedule 13/A filed with the SEC on February 1, 2023.

(2)
The principal business address of The Vanguard Group. is 100 Vanguard Boulevard, Malvern, PA 19355. Information contained in the table above and this footnote is based solely on a report on Schedule 13/A filed with the SEC on February 13, 2024.

(3)
Includes 1,660,344 shares of Class A Common Stock held by the Eos Funds which are affiliates of Eos Management, L.P. As Managing Director of Eos Management, L.P., Mr. First has voting and investment control over and may be considered the beneficial owner of the Class A Common Stock owned by the Eos Funds. Mr. First disclaims any beneficial ownership of the Class A Common Stock owned by the Eos Funds. The principal business address for the Eos Funds is 437 Madison Avenue, New York, NY 10022. Information contained in the table above and this footnote is based solely on a report on Schedule 13G/A filed with the SEC on February 14, 2022 with respect to the ownership of the Eos Funds.

(4)
Includes 353,703 shares of Class A Common Stock held by Labore et Honore LLC and 71,022 shares of Class A Common Stock held by Clarke Capital Partners LLC (collectively, the “Clarke Capital Entities”). Mr. Clarke is the Manager of the Clarke Capital Entities and has voting and investment control over and may be deemed to be the beneficial owner of the shares of Class A Common Stock held by the Clarke Capital Entities. Also includes 239,916 shares of Class A Common Stock owned by the James N. Clarke Irrevocable Trust, the trustee of which is Mr. Clarke’s spouse, Andrea M. Clarke, 924,673 shares of Class A Common Stock held by the JNC 101 Trust, the trustee of which is Mrs. Clarke, and 101,488 shares of Class A Common Stock held by the Andrea M. Clarke Irrevocable Trust, dated December 27, 2012, of which Mr. Clarke is the trustee. The principal business address of the foregoing persons is 5152N Edgewood Drive, Suite 375, Provo, UT 84604. Information contained in the table above and this footnote is based solely on a report on Schedule 13G/A filed with the SEC on February 11, 2022.

(5)
The principal business address of Glazer Capital, LLC is 250 West 55th Street, Suite 30A, New York, NY 10019. Information contained in the table above and this footnote is based solely on a report on Schedule 13 filed with the SEC on August 30, 2024 by (i) Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”), with respect to the shares of Class A Common Stock held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the “Glazer Funds”), and (ii) Mr. Paul J. Glazer, who serves as the Managing Member of Glazer Capital, with respect to the shares of Class A Common Stock held by the Glazer Funds.

(6)
Includes 365,700 vested non-qualified stock options held by Mr. Christensen and excludes 13,321 unvested non-qualified stock options and 335,644 unvested restricted stock units. Also, includes shares of Class B Common Stock held by Christensen Ventures, LLC (“Ventures”). Mr. Christensen is the manager of Ventures and exercises voting and investment control over all shares held by Ventures.

(7)
Includes 18,257 vested non-qualified stock options held by Mr. Glasman and excludes 18,256 unvested non-qualified stock options and 92,927 unvested restricted stock units. Also includes 16,000 shares of Class A Common Stock held by the Zvi and Marlise Glasman Family Trust, of which Mr. Glasman and his spouse are trustees and beneficiaries.

(8)
Excludes 4,103 unvested restricted stock units.

(9)
Excludes 41,033 unvested restricted stock units.

(10)
Excludes 80,514 unvested restricted stock units.

(11)
Includes 81,528 vested non-qualified stock options held by Mr. Smith and excludes 3,505 unvested non-qualified stock options and 269,468 unvested restricted stock units.

(12)
Mr. Herman was terminated without cause by the Company on August 2, 2023 from his position as Executive Vice President, General Counsel and Secretary. He is included in this table because he is a named executive officer for the year ended December 31, 2023, but he is not counted for purposes of aggregating beneficial ownership of directors and executive officers as a group. Information contained in the table above and this footnote is based solely on a report on Form 4 filed with the SEC on March 14, 2023.

FUTURE STOCKHOLDER PROPOSALS
If the merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of our stockholders. However, if the merger is not completed, our stockholders will continue to be entitled to attend and participate in stockholder meetings.
PetIQ will hold an annual meeting of stockholders in 2025 only if the merger has not already been completed.
Any stockholder who intends to present proposals at the 2025 annual meeting of stockholders, if held, pursuant to Rule 14a-8 under the Exchange Act must send notice of any such proposal, along with proof of ownership of our stock, to our principal executive offices in care of our Corporate Secretary so that we receive it no later than December 20, 2024. Any stockholder who intends to present proposals at the 2025 annual meeting of stockholders, if held, other than pursuant to Rule 14a-8 must comply with the notice provisions in our Bylaws. The notice provisions in our Bylaws require that, for a proposal to be properly brought before the annual meeting of stockholders in 2025, if held, proper notice of the proposal be received by us not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however that in the event next year’s annual meeting is more than 30 days before or less than 60 days after such anniversary date, notice must be delivered not less than the later of 90 days prior to next year’s annual meeting or the 10th day following the day the Company first publicly announces next year’s annual meeting date. Under these requirements, the first date proposals may be brought under our Bylaws is February 7, 2025 and the deadline for proposals brought under our Bylaws is March 9, 2025. Stockholder proposals should be addressed to PetIQ, Inc., Attention: Corporate Secretary, 230 East Riverside Drive, Eagle, Idaho 83616.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our Board’s nominees at the 2025 annual meeting, if held, must provide in their notice any additional information required by Rule 14a-19 under the Exchange Act.
WHERE YOU CAN FIND MORE INFORMATION
PetIQ files annual, quarterly and current reports, proxy statements and other information with the SEC.
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.
The following PetIQ filings with the SEC are incorporated by reference:
•
Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 29, 2024;

•
the information specifically incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2023 from the Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 19, 2024;

•
Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, filed with the SEC on May 9, 2024, and June 30, 2024, filed with the SEC on August 8, 2024; and

•
Current Reports on Form 8-K filed with the SEC on June 12, 2024 and August 7, 2024 (related to Items 1.01, 5.02, 8.01 and 9.01).

Notwithstanding the above, information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.

We also incorporate by reference into this proxy statement each additional document that we may file with the SEC under Sections 13(a), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the earlier of the date of the special meeting or the termination of the merger agreement. These documents include annual, quarterly and current reports (other than Current Reports on Form 8-K furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K, including any exhibits included with such information, unless otherwise indicated therein), proxy statements, proxy solicitation materials and other information.
We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the special meeting or the termination of the merger agreement. These documents include annual, quarterly and current reports, proxy statements and other information.
These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov.
You may obtain any of the documents that we file with the SEC, without charge, by requesting them in writing from us at the following address:
PetIQ, Inc.
230 East Riverside Drive
Eagle, Idaho 83616
Attention: Investor Relations
If you would like to request documents from us, please do so as soon as possible to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method. Please note that all of our documents that we file with the SEC are also promptly available by going to our Investor Relations page on our website at https://ir.petiq.com/ and clicking on the link under “Financial Information” titled “SEC Filings.” The information included on our website is not incorporated by reference into this proxy statement. The website addresses, and the website addresses included in any documents incorporated by reference in this proxy statement, are not intended to function as hyperlinks, and the information contained on such websites and on the SEC’s website is not incorporated by reference in this proxy statement and you should not consider it a part of this proxy statement.
If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of this proxy statement or need help voting your shares of our Common Stock, please contact our proxy solicitation agent:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Toll Free: [•]
Email: [•]

Annex A
Execution Version

AGREEMENT AND PLAN OF MERGER
by and among
PetIQ, Inc.
Gula Buyer Inc.
and
Gula Merger Sub Inc.

Dated as of August 7, 2024

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger (“Agreement”) is made and entered into as of August 7, 2024, by and among Gula Buyer Inc., a Delaware corporation (“Parent”), Gula Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and PetIQ, Inc., a Delaware corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Exhibit A.
Recitals
A.   Parent, Merger Sub and the Company intend to effect a merger of Merger Sub with and into the Company (the “Merger”) in accordance with this Agreement and the DGCL. Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will continue in its existence under the laws of the State of Delaware as the surviving corporation (in such capacity, the Company is sometimes hereinafter referred to as the “Surviving Corporation”) and, following the Merger, will be a wholly owned Subsidiary of Parent.
B.   The Company (i) is the sole managing member of PetIQ Holdings, LLC, a Delaware limited liability company (“HoldCo”) and (ii) owns a majority of the issued and outstanding HoldCo Units. In connection with consummation of the Transactions, a Change in Control (as defined in the HoldCo LLC Agreement) will occur, and all outstanding HoldCo Units not held by the Company or any of its Subsidiaries (other than HoldCo) and all outstanding shares of Class B Common Stock shall be subject to the mandatory exchange provisions set forth in Section 3.8(a)(ii) of the HoldCo LLC Agreement, pursuant to which all such HoldCo Units and shares of Class B Common Stock shall be automatically surrendered and the Company shall issue to each of the holders thereof such number of Shares that is equal to the product of the number of HoldCo Units surrendered by such holder and the Exchange Rate (as defined in the HoldCo LLC Agreement).
D.   The board of directors of the Company (the “Company Board”) has (i) determined that the entry into this Agreement and the consummation of the Transactions, including the Merger, are advisable and fair to, and in the best interest of, the Company and the Company Stockholders, (ii) authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions, including the Merger and (iii) subject to the terms and conditions of this Agreement, resolved to recommend that the stockholders of the Company adopt this Agreement and approve the Merger and the Transactions (the “Company Board Recommendation”).
E.   The board of directors of each of Parent and Merger Sub has (i) determined that the entry into this Agreement and the consummation of the Transactions, including the Merger, are advisable and fair to, and in the best interest of Parent and Merger Sub and their respective stockholders and (ii) authorized and approved the execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the consummation of the Transactions, including the Merger.
F.   Parent, in its capacity as sole stockholder of Merger Sub, will adopt this Agreement by written consent immediately following its execution.
G.   Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent and Merger Sub have delivered (a) a limited guarantee (the “Limited Guarantee”) from each of Bansk Fund I-A, L.P., a Delaware limited partnership, Bansk Fund I-B, L.P., a Delaware limited partnership, and Bansk Group LP, a Delaware limited partnership (the “Guarantors”), in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, each Guarantor is guaranteeing the payment of certain payment obligations of Parent in connection with this Agreement and (b) a commitment letter between Parent and each Guarantor, pursuant to which the Guarantors have committed, subject to the terms and conditions thereof, to invest in Parent, directly or indirectly, the cash amount set forth therein.
H.   Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent’s willingness to enter into this Agreement, certain stockholders of the Company (the “Rollover Stockholders”) have simultaneously herewith entered into a Rollover Agreement (the “Rollover Agreement”) in connection with the Merger, pursuant to which, among other things, the Rollover Stockholders will designate certain Shares held by the Rollover Stockholders as “Rollover Shares” (the “Rollover Shares”)

which, immediately prior to, and contingent upon the occurrence of, the Effective Time, will be transferred to a Delaware entity that owns, directly or indirectly, all of the capital stock of Parent in accordance with the terms of the Rollover Agreement and subject to the treatment accorded to such Rollover Shares pursuant to the terms of this Agreement.
I.   Concurrently with or prior to the execution and delivery of this Agreement, and as a condition and inducement to Parent’s willingness to enter into this Agreement, the Company has entered into, or has caused one of the Subsidiaries of the Company to enter into, a new employment agreement with each of the individuals listed in Part C of the Company Disclosure Letter that becomes effective at Closing relating to his or her employment with the Company or such Subsidiary of the Company following the Closing.
NOW THEREFORE, the Parties to this Agreement, intending to be legally bound, agree as follows:
ARTICLE I
THE MERGER
Section 1.1   Merger of Merger Sub into the Company.   Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, at the Effective Time, the Parties shall consummate the Merger, whereby Merger Sub shall be merged with and into the Company, the separate existence of Merger Sub shall cease and the Company will continue as the Surviving Corporation.
Section 1.2   Effect of the Merger.   The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise agreed pursuant to the terms of this Agreement, all of the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.
Section 1.3   Closing; Effective Time.
(a)   Unless this Agreement shall have been terminated pursuant to ARTICLE VII, and unless otherwise mutually agreed in writing between the Company, Parent and Merger Sub, the consummation of the Merger (the “Closing”) shall take place remotely by electronic exchange of deliverables at 8:00 a.m. Eastern Time on the third business day after the satisfaction or waiver (to the extent such waiver is permitted by this Agreement) of the conditions in ARTICLE VI (except for those conditions to the Closing that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing); provided that notwithstanding anything in this Agreement, in no event shall the Closing occur prior to 60 days after the date of this Agreement without Parent’s prior written consent in its sole discretion. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.”
(b)   Subject to the provisions of this Agreement, at the Closing, the Company and Merger Sub shall file or cause to be filed a certificate of merger with the Secretary of State of the State of Delaware with respect to the Merger, in such form as required by, and executed and acknowledged in accordance with the DGCL. The Merger shall become effective upon the date and time of the filing of such certificate of merger with the Secretary of State of the State of Delaware or such later date and time as is agreed upon in writing by the Parties hereto and specified in the certificate of merger (such date and time, the “Effective Time”).
Section 1.4   Certificate of Incorporation and Bylaws; Directors and Officers.   At the Effective Time, subject to Section 5.5:
(a)   the certificate of incorporation of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to Exhibit B;
(b)   the bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to Exhibit C; and
(c)   the initial directors and officers of the Surviving Corporation shall be the respective individuals who are designated as the directors and officers of the Surviving Corporation on Section 1.4 of the Parent

Disclosure Letter, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.
Section 1.5   Conversion of Shares.
(a)   At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any stockholder of the Company:
(i)   any Shares then held by the Company or any direct or indirect wholly owned Subsidiary of the Company or held in the Company’s treasury (other than, in each case, Shares that are held in a fiduciary or agency capacity and are beneficially owned by third parties) shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;
(ii)   any Shares then held by Parent, Merger Sub or any other direct or indirect wholly owned Subsidiary of Parent (including the Rollover Shares) shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;
(iii)   except as provided in clauses (i) and (ii) above and subject to Section 1.5(b), each Share then outstanding immediately prior to the Effective Time (including, for the avoidance of doubt, each Share resulting from the HoldCo Unit Exchanges, but excluding any Dissenting Shares) shall be canceled and cease to exist and be converted into the right to receive $31.00 in cash, without interest (the “Merger Consideration”), subject to any withholding of Taxes required by applicable Legal Requirements in accordance with Section 1.6(g), and the holders of such Shares shall cease to have any rights with respect to such Shares other than the right to receive the Merger Consideration with respect to each such Share; and
(iv)   each share of the common stock, $0.01 par value per share, of Merger Sub then outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid, and non-assessable share of common stock of the Surviving Corporation.
(b)   The Parties hereby agree that for purposes of this Agreement, (i) each share of Class B Common Stock and each HoldCo Unit exchanged as a result of (x) the Mandatory Exchange or (y) any Voluntary Exchange during the Pre-Closing Period, if such share of Class B Common Stock or HoldCo Unit has not been canceled and retired as of immediately prior to the Effective Time, shall, in each case, automatically be canceled and retired and shall cease to exist as of immediately prior to the Effective Time, (ii) the issuance of Shares pursuant to the Mandatory Exchange shall be deemed to have occurred immediately prior to the Effective Time, (iii) the issuance of any Shares issuable during the Pre-Closing Period pursuant to a Voluntary Exchange which remain unissued as of immediately prior to the Effective Time shall be deemed to have occurred immediately prior to the Effective Time and (iv) all Shares issued in respect of any HoldCo Unit Exchange occurring after the date of this Agreement shall be treated as Book-Entry Shares hereunder (but subject to such holder of HoldCo Units and shares of Class B Common Stock having complied with any applicable provisions of the HoldCo LLC Agreement with respect to such HoldCo Unit Exchanges, including Section 3.8 thereof). The Company shall, and shall cause HoldCo and each member of HoldCo to, take such other actions as are necessary or desirable to effect the HoldCo Unit Exchanges in accordance with the HoldCo LLC Agreement and otherwise give effect to the treatment of each share of Class B Common Stock and each HoldCo Unit contemplated by this Section 1.5(b) on the Closing Date, including by using commercially reasonable efforts to coordinate with the Transfer Agent (as defined in the HoldCo LLC Agreement) the acceptance of the certificate or certificates, if any, representing each such share of Class B Common Stock and each such HoldCo Unit and any accompanying instruments of transfer presented and surrendered to the Transfer Agent. For the avoidance of doubt, a Mandatory Exchange shall not be effective if the Merger is not consummated in accordance with the terms hereof.
(c)   Notwithstanding anything in this Agreement to the contrary, if, between the date of this Agreement and the Effective Time, the outstanding shares of Company Common Stock or securities convertible or exchangeable into or exercisable for shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of any reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, issuer tender offer or exchange offer, or other similar transaction, then the Merger Consideration shall be appropriately and equitably adjusted to provide the holders of Shares and holders of Company Options and RSUs with the same economic effect as contemplated by this Agreement prior to such event and as so adjusted shall, from and after the date of such event, be the Merger Consideration; provided, that nothing in this Section 1.5(c) shall be construed to permit the Company to take any action that is expressly prohibited by the terms of this Agreement.
Section 1.6   Surrender of Certificates; Stock Transfer Books.
(a)   Prior to the Effective Time, Parent shall, at its sole cost and expense, designate a bank or trust company reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the holders of Shares to receive the funds to which holders of such shares shall become entitled pursuant to Section 1.5 (including, for the avoidance of doubt, each Share resulting from the HoldCo Unit Exchanges in accordance with the HoldCo LLC Agreement and pursuant to Section 1.5(b)). The agreement entered into at or prior to Closing pursuant to which Parent shall appoint the Paying Agent shall be in form and substance reasonably acceptable to the Company (the “Paying Agent Agreement”). At or prior to the Closing, Parent shall deposit, or shall cause to be deposited, with the Paying Agent cash in U.S. dollars sufficient to make payment of the aggregate Merger Consideration payable pursuant to Section 1.5 (the total cash deposited with the Paying Agent for such purpose, the “Payment Fund”). The Payment Fund shall not be used for any other purpose. The Payment Fund shall be invested by the Paying Agent as and to the extent reasonably directed by Parent; provided that (i) such investments shall be solely in obligations of, or obligations fully guaranteed as to principal and interest by, the U.S. government, (ii) no such investment shall have a maturity exceeding ninety (90) days, (iii) no such investment shall have maturities that could prevent or delay payments to be made pursuant to this Agreement and (iv) no gain or loss on the Payment Fund shall affect the amounts payable hereunder. In the event the Payment Fund shall be insufficient to pay the Merger Consideration in accordance with Section 1.5, Parent shall promptly deposit, or cause to be deposited, additional funds with the Paying Agent in an amount that is equal to the shortfall that is required to make such payment.
(b)   As promptly as practicable after the Effective Time (but in no event later than three (3) business days thereafter), Parent shall cause the Paying Agent to mail or otherwise provide to each Person who was, at the Effective Time, a holder of record of Shares that are entitled to receive Merger Consideration pursuant to Section 1.5(a) (iii), and (i) represented by certificates evidencing such Shares (the “Certificates”), or (ii) Book-Entry Shares (including any Shares received as a result of any HoldCo Unit Exchange occurring after the date of this Agreement) that are not held, directly or indirectly, through DTC, in the case of each of clauses (i) and (ii), notice advising such Person of the occurrence of the Effective Time, which notice shall include (1) appropriate transmittal materials, including a letter of transmittal (which shall be in reasonable and customary form), specifying that delivery shall be effected, and risk of loss and title to such Certificates or such Book-Entry Shares shall pass only upon proper delivery of the Certificates (or effective affidavits of loss in lieu thereof) or the surrender of such Book-Entry Shares to the Paying Agent (which shall be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such Book-Entry Shares or such other reasonable evidence, if any, of such surrender as the Paying Agent may reasonably request pursuant to the terms and conditions of the Paying Agent Agreement), as applicable, and (2) instructions for use in effecting the surrender of such Certificates (or effective affidavits of loss in lieu thereof) or such Book-Entry Shares to the Paying Agent in exchange for the Merger Consideration that such holder is entitled to receive as a result of the Merger pursuant to Section 1.5. No interest shall accrue or be paid on the Merger Consideration payable upon the surrender of any Certificates or Book-Entry Shares for the benefit of the holder thereof.
(c)   With respect to Book-Entry Shares held, directly or indirectly, through DTC, Parent and the Company shall cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent will transmit to DTC or its nominees as promptly as practicable after the Effective Time, upon surrender of Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger pursuant to Section 1.5.
(d)   Upon surrender to the Paying Agent of the Shares that (i) are represented by Certificates, by physical surrender of such Certificates (or effective affidavits of loss in lieu thereof) together with duly completed and executed appropriate transmittal materials required by the Paying Agent, (ii) are Book-Entry Shares not held through DTC, by book-receipt of an “agent’s message” by the Paying Agent in connection with the surrender of such Book-Entry Shares (and such other reasonable evidence, if any, of such surrender as the Paying Agent may reasonably request pursuant to the terms and conditions of the Paying Agent Agreement), and (iii) are Book-Entry Shares held, directly or indirectly, through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed by the Company, Parent, the Paying Agent, DTC, DTC’s nominees and such other necessary and desirable third-party intermediaries pursuant to Section 1.6(c), the holder of such Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to pay and deliver, out of the Payment Fund, as promptly as practicable to such holders, an amount in cash in immediately available funds equal to the Merger Consideration for each Share formerly evidenced by such Certificates or Book-Entry Shares. If the payment of any Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificates formerly evidencing the Shares is registered on the stock transfer books of the Company, it shall be a condition of payment that the Certificate so surrendered shall be endorsed properly or otherwise be in proper form for transfer and that the Person requesting such payment shall have paid all transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate surrendered, or shall have established to the reasonable satisfaction of the Surviving Corporation that such Taxes either have been paid or are not applicable. Payment of the applicable Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered. Until surrendered as contemplated by this Section 1.6(d), each Certificate or Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the amount of cash, without interest, into which such Shares represented by such Certificate or Book-Entry Share have been converted pursuant to Section 1.5. The Merger Consideration paid in respect of Shares upon their surrender or transfer for exchange in accordance with this Section 1.6(d) shall be deemed to have been paid in full satisfaction of all rights pertaining to such Shares, subject to Section 1.7.
(e)   At any time following 12 months after the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds which had been made available to the Paying Agent and not disbursed to holders of Certificates or Book-Entry Shares (including, all interest and other income received by the Paying Agent in respect of all funds made available to it), and, thereafter, such holders shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat and other similar Legal Requirements) only as general creditors thereof with respect to the Merger Consideration, without interest, that may be payable upon due surrender of the Certificates or Book-Entry Shares held by them. Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation and the Paying Agent shall be liable to any holder of Shares for the Merger Consideration delivered in respect of such share to a public official pursuant to any abandoned property, escheat or other similar Legal Requirements. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Body shall become, to the extent permitted by applicable Legal Requirements, the property of the Surviving Corporation or its designee, free and clear of all claims or interest of any Person previously entitled thereto.
(f)   As of the Effective Time, the stock transfer books of the Company with respect to the Shares shall be closed and thereafter there shall be no further registration of transfers of Shares on the records of the Company. From and after the Effective Time, (i) all shares of Company Common Stock will no longer be outstanding and will automatically be cancelled, retired and cease to exist, and (ii) the holders of the Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares except as otherwise provided herein or by applicable Legal Requirements.
(g)   Each of the Paying Agent, Surviving Corporation, the Company, Parent, Merger Sub and their respective Affiliates shall be entitled to deduct and withhold from any consideration otherwise payable pursuant to this Agreement such amounts as it is required by any applicable Tax Legal Requirements to deduct and withhold. To the extent that amounts are so deducted or withheld and properly remitted to the appropriate Governmental Body, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.
(h)   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate (which shall not exceed the Merger Consideration payable with respect to such Certificate), the Paying Agent will pay (less any amounts entitled to be deducted or withheld pursuant to Section 1.6(g)), in exchange for such lost, stolen or destroyed Certificate, the applicable Merger Consideration to be paid in respect of the Shares formerly represented by such Certificate, as contemplated by this ARTICLE I.
Section 1.7   Appraisal Rights.   Notwithstanding anything to the contrary in this Agreement, Shares outstanding immediately prior to the Effective Time that are held by holders (a) who are entitled to demand appraisal rights under Section 262 of the DGCL, (b) have properly exercised and perfected their respective demands for appraisal of such Shares in the time and manner provided in Section 262 of the DGCL and (c) as of the Effective Time, have neither effectively withdrawn nor lost their rights to such appraisal and payment under the DGCL (such Shares, the “Dissenting Shares”), shall not be converted into the right to receive Merger Consideration as of the Effective Time, but shall, by virtue of the Merger, be entitled to only such consideration as shall be determined pursuant to Section 262 of the DGCL; provided that if any holder of Shares shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal and payment under the DGCL, such holder’s Shares shall be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration without interest thereon (less any amounts entitled to be deducted or withheld pursuant to Section 1.6(g)), and such Shares shall not be deemed to be Dissenting Shares. The Company shall provide Parent prompt written notice of any demands received by the Company for appraisal of any Shares, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL or other applicable Legal Requirements that relates to such demand, and Parent will have the opportunity and right to participate in and, and after the Effective Time direct, all negotiations and Legal Proceedings with respect to such demands. Prior to the Effective Time, Parent may establish and fund (or cause Merger Sub to establish and fund) a separate account the cash balance of which shall be (x) used to pay any amounts owed in respect of Dissenting Shares and (y) after all such payments have been made, released to Parent or the Surviving Company, as the case may be. Except with the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), the Company will not make any payment with respect to, or offer to settle or settle, any such demands, or waive any failure to timely deliver a demand for appraisal in accordance with the DGCL, or agree to do any of the foregoing.
Section 1.8   Treatment of Equity Awards.
(a)   At the Effective Time, by virtue of the Merger and without any further action on the part of the holders thereof, Parent, Merger Sub or the Company, each Company Option that is outstanding immediately prior to the Effective Time, whether vested or unvested, shall be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the total number of Shares underlying such Company Option, multiplied by (ii) the excess, if any, of (A) the Merger Consideration over (B) the per share exercise price for such Company Option, less applicable Tax withholdings, which amount shall be paid in accordance with Section 1.8(c) (the “Option Consideration”). Each Company Option with a per share exercise price that is equal to or greater than the Merger Consideration shall be cancelled at the Effective Time without the payment of consideration therefor.
(b)   At the Effective Time, by virtue of the Merger and without any further action on the part of the holders thereof, Parent, Merger Sub or the Company, each restricted stock unit award granted pursuant to any of the Company Equity Plans (each, a “RSU” and together, the “RSUs”) that is outstanding immediately prior to the Effective Time, whether vested or unvested, shall be cancelled and converted into the right to receive an amount in cash equal to (i) the total number of Shares underlying such RSU, multiplied by (ii) the Merger Consideration, less applicable Tax withholdings, which amount shall be paid in accordance with Section 1.8(c) (the “RSU Consideration”).
(c)   As soon as reasonably practicable after the Effective Time (but no later than the earlier of (i) ten days after the Effective Time or (ii) the first regularly scheduled payroll date after the Effective Time), Parent shall, or shall cause the Surviving Corporation or a Subsidiary of the Surviving Corporation to, pay through the Surviving Corporation’s or the applicable Subsidiary’s payroll, the aggregate Option Consideration and RSU Consideration payable with respect to Company Options and RSUs held by current or former employees of the Company or the other Acquired Companies (net of any withholding Taxes required to be deducted and withheld by applicable Legal Requirements in accordance with

Section 1.6(g)); provided, however, that to the extent the holder of a Company Option or RSU is not, and was not at any time during the vesting period of the Company Option or RSU, an employee of the Company or any other Acquired Company for employment tax purposes (and has never been an employee of the Company or any other Acquired Company), the Option Consideration or RSU Consideration payable pursuant to Section 1.8 with respect to such Company Option or RSU shall be deposited in the Payment Fund and paid by the Paying Agent in the manner described in Section 1.6.
(d)   Prior to the Closing, the Company (including the Company Board or any committee thereof that governs or administers the outstanding Company Stock Awards) shall adopt such resolutions as are reasonably necessary to give effect to the transactions contemplated by this Section 1.8, including to provide that the Company Equity Plans and all awards issued thereunder will terminate as of the Effective Time.
Section 1.9   FIRPTA Certificate.   At or prior to the Closing, the Company shall deliver to Parent a duly executed and acknowledge certificate, dated not more than 30 days prior to the Closing Date, from the Company stating that the Company is not a United States real property holding corporation and a notice to the Internal Revenue Service in accordance with Treasury Regulations Section 1.897-2(h).
Section 1.10   Further Action.   If, at any time after the Effective Time, any further action is reasonably determined by the Company or Parent to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, then the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take all such lawful and necessary action.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company hereby represents and warrants to Parent and Merger Sub as follows (it being understood that each representation and warranty contained in ARTICLE II is subject to (a) exceptions and disclosures set forth in the part or subpart of the Company Disclosure Letter corresponding to the particular section or subsection in this ARTICLE II, (b) any exception or disclosure set forth in any other part or subpart of the Company Disclosure Letter to the extent it is reasonably apparent on the face of such exception or disclosure that such exception or disclosure is relevant to qualify such representation and warranty and (c) disclosure in the Company SEC Documents publicly filed or furnished on or after March 31, 2023 and prior to the date of this Agreement, other than any information (other than statements of fact) in the “Risk Factors” or “Note About Forward-Looking Statements” sections of such Company SEC Documents or other forward-looking statements in such Company SEC Documents or other disclosure statements included therein that are cautionary, predictive or forward looking in nature:
Section 2.1   Due Organization; Subsidiaries, Etc.
(a)   The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all necessary corporate power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; and (ii) to own and use its assets in the manner in which its assets are currently owned and used, in each case, in all material respects. The Company is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the nature of its business requires such qualification or licensing, except where the failure to be so qualified, licensed or in good standing does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   Section 2.1(b) of the Company Disclosure Letter identifies each Subsidiary of the Company and indicates its jurisdiction of organization. None of the Acquired Companies own any capital stock of, or any other equity interest of, or any equity interest or investment of any nature, or any securities convertible or exchangeable for any such equity interests in, any other Entity other than an Acquired Company. None of the Acquired Companies has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. None of the organizational documents of any of the Acquired Companies, including any amendments thereto, prohibit or otherwise restrict the pledging of the equity interests or assets of such Acquired Company or limit the ability to guarantee any Indebtedness. No Acquired Company is party to any joint venture or other similar arrangement or relationship.
(c)   Each Subsidiary of the Company (i) is an Entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all necessary power and authority: (A) to conduct its business in the manner in which its business is currently being conducted; and (B) to own and use its assets in the manner in which its assets are currently owned and used, in each case, in all material respects. Each Subsidiary of the Company is qualified or licensed to do business, and is in good standing, in each jurisdiction where the nature of its business requires such qualification or licensing, except where the failure to be in good standing does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.2   Certificate of Incorporation and Bylaws.   The Company has delivered or made available to Parent or Parent’s Representatives accurate and complete copies of the certificate of incorporation, bylaws and other charter and organizational documents of each of the Acquired Companies, including all amendments thereto, in effect on the date hereof. The certificate of incorporation, bylaws and other charter and organizational documents described in the preceding sentence are in full force and effect, and (i) the Company is not in violation of its certificate of incorporation, bylaws or charter and (ii) none of the other Acquired Companies is in violation of its respective organizational documents, in each case except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.3   Capitalization, Etc.
(a)   The authorized capital stock of the Company consists of: (i) 125,000,000 Shares, of which 29,654,234 shares have been issued or are outstanding as of the close of business on the Reference Date; (ii) 8,401,521 shares of Class B Common Stock, of which 231,540 shares have been issued or are outstanding as of the close of business on the Reference Date; and (iii) 12,500,000 shares of Company Preferred Stock, none of which are issued or outstanding as of the close of business on the Reference Date. As of the close of business on the Reference Date, there were no shares of Company Common Stock held in the treasury of the Company. No Subsidiary of the Company owns any shares of Company Common Stock. All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable and were issued in accordance with applicable Legal Requirements of the DGCL and the organizational documents of the Company and were not issued in violation of any preemptive rights, rights of first refusal or similar rights.
(b)   (i) None of the outstanding shares of Company Common Stock is entitled or subject to any preemptive right, right of repurchase or forfeiture, right of participation, right of maintenance or any similar right, (ii) none of the outstanding shares of Company Common Stock is subject to any right of first refusal in favor of the Company, (iii) there are no outstanding bonds, debentures, notes or other Indebtedness of the Company having a right to vote on any matters on which the Company Stockholders have a right to vote (other than, upon conversion, the Company Convertible Notes) and (iv) there is no Company Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any shares of Company Common Stock. The Company is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Common Stock or grant, extend or enter into any subscription, warrant, convertible or exchangeable security or other similar agreement or commitment (whether payable in equity, cash or otherwise) relating to any capital stock of, or other equity or voting interest (including any voting debt), in any Acquired Company, other than pursuant to the Capped Call Confirmations and the HoldCo LLC Agreement. The Class A Common Stock constitutes the only outstanding class of securities of the Acquired Companies registered under the Securities Act or the Exchange Act.
(c)   As of the close of business on the Reference Date: (i) 968,720 Shares are subject to issuance pursuant to Company Options granted and outstanding under the Company Incentive Plan; (ii) 1,807,061 Shares are subject to or otherwise deliverable in connection with outstanding RSUs under Company Incentive Plan, assuming a maximum number of shares to be issued under such RSUs; (iii) 27,150 Shares are subject to issuance pursuant to Company Options granted and outstanding under the Company Inducement Plan; (iv) 4,848,228 Shares are issuable under the Indenture at the Conversion Rate (as defined in the Indenture); and (v) 231,540 Shares are reserved for issuance upon any HoldCo Unit Exchange. The Company has delivered or made available to Parent or Parent’s Representatives copies of all Company Equity Plans covering the Company Options and RSUs outstanding as of the date of this Agreement, the forms of all stock option agreements evidencing such Company Options and the forms of stock unit agreements evidencing such RSUs. Other than as set forth in this Section 2.3(c) and Section 2.3(d), as of the close of business on the Reference Date, there is no issued, reserved for issuance, outstanding or authorized stock option, restricted stock unit award, performance-based restricted stock unit award, stock appreciation, phantom stock, profit participation or similar rights or equity-based awards with respect to the Company.
(d)   Section 2.3(d) of the Company Disclosure Letter sets forth a complete and accurate list as of the Reference Date of all outstanding Company Stock Awards granted under any Company Equity Plans or otherwise, indicating, with respect to each Company Stock Award then outstanding, the type of awards granted, the holder (identified with his or her employee number), the maximum number of shares of Company Class A Common Stock subject to such Company Stock Award, the plan under which such Company Stock Award was granted and the exercise or purchase price (if any), date of grant, vesting schedule (including, whether the Company Stock Award immediately vests upon a change in control (or term of similar meaning) and expiration date (if any). Each Company Option was granted in accordance with the Company Equity Plan with an exercise price per share that is equal to or greater than the fair market value of the underlying shares on the date of grant and has a grant date identical to the date on which the Company Board or its compensation committee actually awarded the Company Option. Each Company Option qualifies for the tax and accounting treatment afforded to such Company Option in Company’s financial statements, and does not trigger any liability for the Company Option holder under Section 409A of the Code.
(e)   Except the Company Convertible Notes, as required pursuant to any Holdco Unit Exchange or as otherwise set forth in this Section 2.3, as of the close of business on the Reference Date, there are no: (i) outstanding shares of capital stock of, or other equity interest in, the Company; (ii) outstanding subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire any shares of capital stock, restricted stock units, stock-based performance units or any other rights that are linked to, or the value of which is in any way based on or derived from the value of any shares of capital stock or other securities of any Acquired Company; (iii) outstanding securities, instruments, bonds, debentures, notes or obligations that are or may become convertible into or exchangeable for any shares of the capital stock or other securities of any Acquired Company; or (iv) stockholder rights plans (or similar plan commonly referred to as a “poison pill”) or Contracts under which any Acquired Company is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities.
(f)   All of the outstanding capital stock or other voting securities of, or ownership interests in, each Subsidiary of the Company has been duly authorized, validly issued, is fully paid and nonassessable, was issued in accordance with applicable Legal Requirements, is not subject to or issued in violation of any preemptive right, right of repurchase or forfeiture, right of participation, right of maintenance, right of first refusal or any similar right, and is owned by the Company, directly or indirectly, beneficially and of record, free and clear of all Encumbrances, transfer restrictions and any other limitations or restrictions, except for such Encumbrances and transfer restrictions of general applicability as may be provided under the Securities Act or other applicable securities laws.
Section 2.4   SEC Filings; Financial Statements.
(a)   Since January 1, 2022, the Company has timely filed or furnished all reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) required to be filed or furnished by the Company with the SEC (the “Company SEC Documents”) in all material respects. As of their respective dates of being filed or furnished (or, if amended, revised, modified, or superseded as of the date of such amendment or subsequently filed Company SEC Document which is filed prior to the date hereof), the Company SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act or the Sarbanes-Oxley Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents and none of the Company SEC Documents when filed or furnished (or, if amended, revised, modified, or superseded, as of the date of such amendment or subsequently filed Company SEC Document which is filed prior to the date hereof) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is required to file or furnish any forms, reports or other documents with the SEC.
(b)   The consolidated financial statements (including any related notes and schedules) contained or incorporated by reference in the Company SEC Documents as of their respective dates of being filed (or, if amended, revised, modified, or superseded as of the date of such amendment or subsequently filed Company SEC Document which is filed prior to the date hereof) : (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or as permitted by Regulation S-X, or, in the case of unaudited financial statements, as permitted by Form 10-Q, Form 8-K or any successor form under the Exchange Act); and (iii) fairly present, in all material respects, the financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and the results of operations and cash flows of the Company and its consolidated Subsidiaries for the periods covered thereby (subject, in the case of the unaudited financial statements, to normal and recurring year-end adjustments that are not, individually or in the aggregate, material). No financial statements of any Person other than the Subsidiaries of the Company are required by GAAP to be included in the consolidated financial statements of the Company. Since January 1, 2022, there has been no material change to the Company’s accounting methods or principles that would be required to be disclosed in the Company’s financial statements in accordance with GAAP, except as described in the notes thereto.
(c)   The Company maintains, and at all times since January 1, 2022 has maintained, a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) which is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and that receipts and expenditures are being made only in accordance with authorizations of management and directors of the Company in all material respects; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company that could have a material effect on the financial statements. Except as set forth in the Company SEC Documents filed prior to the date of this Agreement, since January 1, 2022, neither the Company nor the Company’s independent registered accountant has identified or been made aware of: (A) any significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by the Company; (B) any illegal act or fraud, whether or not material, that involves the management or other employees of the Company; or (C) any claim or allegation regarding any of the foregoing.
(d)   The Company maintains, and at all times since January 1, 2022 has maintained, disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act that are designed to provide reasonable assurance that all information required to be disclosed in the Company’s reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to enable each of the principal executive officer of the Company and the principal financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports.
(e)   No Acquired Company is a party to or has any obligation or other commitment to become a party to any securitization transaction, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose Entity, on the other hand, or any “off- balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)) where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company in the Company’s published financial statements or other Company SEC Documents.
(f)   Since January 1, 2022, there has been no material correspondence between the SEC and the Company that is not set forth or reflected in the Company SEC Documents. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Documents. To the knowledge of the Company, none of the Company SEC Documents is the subject of ongoing SEC review and there are no inquiries or investigations by the SEC or any internal investigations pending or threatened, in each case regarding any accounting practices of the Company. No current or former attorney representing the Company or any of its Subsidiaries has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the current Company Board or any committee thereof or to any current director or executive officer of the Company.
(g)   Each document required to be filed by the Company with the SEC in connection with the Merger (the “Company Disclosure Documents”) (including the Proxy Statement), and any amendments or supplements thereto, when filed, distributed or disseminated, as applicable, will comply as to form in all material respects with the applicable requirements of the Exchange Act. The Company Disclosure Documents, at the time of the filing of such Company Disclosure Documents or any supplement or amendment thereto with the SEC and at the time such Company Disclosure Documents or any supplements or amendments thereto are first distributed or disseminated to the Company Stockholders, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to statements made or incorporated by reference in any Company Disclosure Document based on information supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Company Disclosure Documents.
(h)   The Company has been and is in compliance in all material respects with the applicable provisions of the Sarbanes Oxley Act (and the rules and regulations promulgated thereunder) and the applicable listing and other rules and regulations of Nasdaq. To the knowledge of the Company, no employee of the Company or any of its Subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any applicable Law of the type described in Section 806 of the Sarbanes-Oxley Act by the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, employee, contractor, subcontractor or agent of the Company or any such Subsidiary has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of the Company or any of its Subsidiaries in the terms and conditions of employment because of any lawful act of such employee described in Section 806 of the Sarbanes-Oxley Act.
(i)   Section 2.4(i) of the Company Disclosure Letter contains a true, correct and complete list of all material Indebtedness of the Acquired Companies as of the date hereof, other than Indebtedness reflected in the Balance Sheet or otherwise included in the Company SEC Documents.
Section 2.5   Absence of Changes.   From the date of the Balance Sheet through the date of this Agreement, (a) except for the transactions contemplated by this Agreement and discussions and negotiations related thereto, each Acquired Company has operated in all material respects in the ordinary course of business, (b) there has not occurred a Material Adverse Effect and (c) no Acquired Company has taken or committed or agreed to take any action that, if taken during the period from the date hereof through the Closing without Parent’s consent, would constitute a breach of Section 4.2(b)(i), (iv), (v), (vii), (ix), (x), (xi), (xiii), (xiv), (xv), (xxi), and, only with respect to the foregoing sections, (xxvi).
Section 2.6   Title to Assets.   The Acquired Companies have good and valid title to all material tangible assets owned by them as of the date of this Agreement, including all material tangible assets (other than capitalized or operating leases) reflected on the Company’s unaudited balance sheet in the most recent Quarterly Report on Form 10-Q (the “Balance Sheet”) filed by the Company with the SEC prior to the date hereof (but excluding intellectual property which is covered by Section 2.8), except for assets sold or otherwise disposed of in the ordinary course of business since the date of such Balance Sheet, free and clear of all Encumbrances other than Permitted Encumbrances, and except where such failure would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.7   Real Property.
(a)   Section 2.7(a) of the Company Disclosure Letter sets forth a list of the address or other description of the Owned Real Property. Except as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) the Acquired Companies have good and valid marketable fee simple title to all real property owned by the Acquired Companies (the “Owned Real Property”), free and clear of all Encumbrances and any other limitations or restrictions other than Permitted Encumbrances, (ii) the Acquired Companies have not leased, licensed, or otherwise granted any Person the right to use or occupy any Owned Real Property or any portion thereof except pursuant to any Permitted Encumbrances and (iii) there are no outstanding options or rights of first refusal or offer granted by any of the Acquired Companies for the benefit of a third party to purchase any Owned Real Property or portion thereof. To the knowledge of the Company, there is no pending or threatened condemnation proceeding with respect to any of the Owned Real Property.
(b)   Section 2.7(b) of the Company Disclosure Letter sets forth a list of the address or other description of the Leased Real Property. Except as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Acquired Companies hold a valid and existing leasehold interest in the material real property that is leased or subleased by the Acquired Companies from another Person (the “Leased Real Property”), free and clear of all Encumbrances and any other limitations or restrictions other than Permitted Encumbrances and Encumbrances described in the leases and subleases with respect to real property to which any of the Acquired Companies are a party. None of the Acquired Companies have received any written notice regarding any violation or breach or default under any Company Lease that has not since been cured, in each case, except for violations or breaches that have not had, and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.8   Intellectual Property.
(a)   Section 2.8(a) of the Company Disclosure Letter identifies each item of Registered IP owned in whole or in part by any Acquired Company listing for each item, as applicable (i) the name of the applicant/registrant and current owner, (ii) the jurisdiction of the application/registration, (iii) the application or registration number and (iv) the application or registration date. As of the date of this Agreement, none of the Registered IP has been adjudged invalid or unenforceable in whole or in part and no interference, opposition, reissue, reexamination or similar proceeding (other than initial examination and other ordinary course prosecution proceedings) is pending or, to the knowledge of the Company, threatened in writing, in which the scope, validity, enforceability or ownership of any Registered IP listed on Section 2.8(a) of the Company Disclosure Letter is being or has been contested or challenged, except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Acquired Companies have paid all registration, maintenance and renewal fees and have made all filings required to maintain their respective ownership of, and the validity and enforceability of, the Registered IP.
(b)   The Acquired Companies solely and exclusively own all right, title and interest in and to all Company IP, free and clear of all Encumbrances other than Permitted Encumbrances, except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(c)   Except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) the Acquired Companies own or have a valid and enforceable right to use any and all Intellectual Property Rights used or held for use in, or otherwise necessary for, the conduct of the business of the Acquired Companies as currently conducted and (ii) the consummation of the transactions contemplated by this Agreement will not alter, encumber, impair or extinguish any Company IP or the Acquired Companies’ rights under any Intellectual Property Rights licensed from third Persons.
(d)   The operation of the business of the Acquired Companies as currently conducted does not infringe any Intellectual Property Right owned by any other Person or misappropriate or otherwise violate any other Intellectual Property Right owned by any other Person, except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Since January 1, 2022, the Company has not received any written notice or other written communication relating to any actual, alleged or suspected infringement, misappropriation or other violation of any Intellectual Property Right of another Person by an Acquired Company, except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there is no pending or, to the knowledge of the Company, threatened (and at no time within the two (2) years prior to the date of this Agreement has there been any pending or threatened) Legal Proceeding against any of the Acquired Companies alleging that any activities, products or conduct of such Acquired Company’s business infringes upon, misappropriates, violates or constitutes the unauthorized use of the Intellectual Property Rights of any third Person or challenging the ownership, validity or enforceability of any rights in Company IP or the Acquired Companies’ rights under any Intellectual Property Rights licensed from third Persons.
To the knowledge of the Company, as of the date of this Agreement, no other Person is infringing, misappropriating or otherwise violating any Company IP or the Acquired Companies’ rights under any Intellectual Property Rights licensed from third Persons, in each case, in a manner that has been, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(e)   None of the material Company IP is subject to any pending or outstanding injunction, directive, order, judgment or other disposition of dispute that adversely and materially restricts the use, transfer or registration of any such material Company IP by the Acquired Companies, except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(f)   The Acquired Companies have entered into binding, written agreements with the current and former employees and independent contractors of the Acquired Companies who have participated in the development of any Intellectual Property Rights for or on behalf of the Acquired Companies, whereby such employees and independent contractors (i) presently assign to the Acquired Companies any ownership interest and right they may have in all such Intellectual Property Rights; and (ii) acknowledge the Acquired Companies’ ownership of all such Intellectual Property Rights, except in each case as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each Acquired Company has taken commercially reasonable steps to maintain, enforce and protect its rights in such Acquired Company’s confidential information and trade secrets that it wishes to protect (or the value of which to its business is contingent upon maintaining the confidentiality thereof) and any trade secrets or confidential information of third Persons provided to the Acquired Company, except in each case as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(g)   The IT Assets are sufficient for the Acquired Companies to conduct their respective businesses as currently conducted except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Acquired Companies have taken all commercially reasonable actions to protect the confidentiality, integrity and security of the IT Assets (and all information and transactions stored or contained therein or transmitted thereby) against any unauthorized use, access, interruption, modification or corruption, including the implementation of (i) data backup, (ii) disaster avoidance and recovery, (iii) business continuity and (iv) encryption and other security procedures, protocols and technologies except in each case as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There has been no breach, or unauthorized use, access, interruption, modification, corruption or other compromise, of any of the IT Assets (or any information or transactions stored or contained therein or transmitted thereby) except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(h)   Each Acquired Company (i) maintains commercially reasonable internal and external policies and procedures regarding data security, privacy, transfer, use and other processing of Personal Information and sensitive business information maintained by or on behalf of the Acquired Companies (collectively, “Sensitive Data”) designed to support compliance by the Acquired Companies with applicable Legal Requirements, including Privacy Laws and (ii) has used commercially reasonable efforts to ensure that all service providers, data processors and other third parties that process any Sensitive Data on behalf of the Acquired Company are bound by valid, written and enforceable agreements including any terms required by applicable Privacy Laws and requiring such third parties to comply with applicable Privacy Laws and to maintain the privacy, security and confidentiality of such Sensitive Data. The Acquired Companies and the operation of the Acquired Companies’ business have at all times complied, and currently comply, in all material respects with all such policies, binding industry standards, restrictions and requirements contained in any Contract to which the Acquired Company is bound and other Legal Requirements pertaining to data privacy, data security and/or the processing of any Sensitive Data, including Privacy Laws (collectively, “Privacy Requirements”) except to the extent that such noncompliance has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There have been (i) no losses or thefts of data or security breaches relating to Sensitive Data used in the businesses of the Acquired Companies, and (ii) no unauthorized access, use, exfiltration, destruction, alteration, interruption, modification, corruption or disclosure of any Sensitive Data in the possession or control of any Acquired Company, in each case of clauses (i) and (ii), except as not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and no Acquired Company has been required under any applicable Privacy Requirement to provide any notice to any Governmental Body or Person in connection with any of the foregoing. No Legal Proceeding is pending or, to the Company’s knowledge, threatened against any of the Acquired Companies by any Person alleging a violation of any applicable Privacy Requirement or such Person’s privacy, personal or confidentiality rights, except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.9   Contracts.
(a)   Section 2.9(a) of the Company Disclosure Letter identifies each Contract that constitutes a Material Contract as of the date of this Agreement. For purposes of this Agreement, other than any Contract (1) that is a nondisclosure agreement entered into (x) in the ordinary course of business or (y) in connection with discussions, negotiations and transactions related to this Agreement or other potential strategic transactions, or (2) that is a Standard License, each of the following Contracts shall be deemed to constitute a “Material Contract”:
(i)   any Company Contract (A) pursuant to which an Acquired Company grants any exclusivity to any other Person or which otherwise limits in any material respect the freedom or right of an Acquired Company (or, after the Closing, the Surviving Corporation), to engage in any line of business or to engage or compete with any other Person (other than standard employee non-solicitation restrictions) in any geographic area or line of business or levying a fine, charge or other payment for doing so, (B) containing any material “most favored nations” terms and conditions (including with respect to pricing) or similar restrictions with respect to pricing granted by an Acquired Company or (C) containing any covenant limiting in any material respect the right of an Acquired Company to enter into any reseller, referral partner or similar partner agreements with third parties;
(ii)   any employment, consulting (with respect to an individual, independent contractor) or management Company Contract providing for annual payments in excess of $300,000, excluding any such employment, consulting, or management Company Contract that either: (A) is terminable by the Acquired Company at will; or (B) provides for notice and/or garden leave obligations as required by applicable Legal Requirements, in each case, so long as such Company Contract does not provide for: (1) severance or similar obligations; (2) transaction bonuses or change in control payments; or (3) tax gross-ups;
(iii)   any Company Contract that requires by its terms the payment or delivery of cash or other consideration by or to an Acquired Company in an amount having an expected value in excess of $5,000,000 in the fiscal year ending December 31, 2024;
(iv)   any Company Contract relating to Indebtedness in excess of $5,000,000 (whether incurred, assumed, guaranteed or secured by any asset) of the Company or any Acquired Company;
(v)   any Company Contract constituting a joint venture, partnership, or limited liability corporation;
(vi)   any Company Contract that requires any Acquired Company, or any successor to, or acquirer of, the Company or any other Acquired Company, to make any payment to another Person solely as a result of a change of control of any Acquired Company, except with respect to the Company Convertible Notes and the Indenture;
(vii)   any Company Contract that prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any Acquired Company, the pledging of the capital stock or other equity interests of the Company or any Acquired Company or prohibits the issuance of any guaranty by the Company or any Acquired Company;
(viii)   any Company Contract with any Affiliate, director, executive officer, holder of 5% or more of Company Common Stock or, to the knowledge of the Company, any of their Affiliates (other than the Company) or immediate family members with annual payments in excess of $300,000 (other than offer letters that can be terminated at will without severance, payment or other obligations);
(ix)   any Company Contract for the lease or sublease of any material real property with annual payments in excess of $750,000;
(x)   any Company Contract that contains a put, call or similar right pursuant to which any Acquired Company could be required, upon the exercise of such right, to purchase or sell, as applicable, any equity interests or assets of any Person that are material to such Acquired Company, except with respect to the Company Convertible Notes and the Indenture;
(xi)   any Company Contract which constitutes a settlement or conciliation agreement (A) pursuant to which any Acquired Company is obligated after the date of this Agreement to pay consideration in an amount in excess of $1,000,000 or (B) that imposes any material obligations on any Acquired Company after the date of this Agreement;
(xii)   any Company Contract pursuant to which an Acquired Company (i) licenses in any material Intellectual Property Right or (ii) licenses out any material Company IP;
(xiii)   any Company Contract providing for any disposition or acquisition by an Acquired Company of any Entity or business (including assets constituting a material business or business lines) for an amount in excess of $2,000,000, that has material obligations remaining to be performed or material liabilities continuing after the date of this Agreement (other than indemnification obligations for fundamental representations under which there are no pending claims);
(xiv)   any Company Contract with any Governmental Body under which payments in excess of $500,000 were received by the Acquired Companies in the most recently completed fiscal year;
(xv)   any Contracts (A) with any record or, to the knowledge of the Company, beneficial owner as of the date hereof of five percent or more of the voting securities of the Company, or (B) of the type that would be required to be disclosed under Item 404 of Regulation S-K under the 1933 Act;
(xvi)   any agency, dealer, sales representative, marketing, distribution or similar Contract under which payments were made or received by the Company or any of its Subsidiaries in excess of $5,000,000 for the fiscal year ended December 31, 2023;
(xvii)   any Company Contract (excluding any purchase orders or statements of work and that do not contain any material terms that apply generally to transactions with the applicable customer) with any customer who, in the fiscal year ended December 31, 2023 was one of the ten (10) largest sources of customer revenues for the Company and its Subsidiaries, based on amounts paid or payable;
(xviii)   any Company Contract (excluding any purchase orders or statements of work and that do not contain any material terms that apply generally to transactions with the applicable vendor) with any vendor of the Company or any of its Subsidiaries who, in the fiscal year ended December 31, 2023, was one of the ten (10) largest sources of vendor payment obligations for the Company and its Subsidiaries, based on amounts paid or payable;
(xix)   any hedging, swap, derivative or similar Company Contracts;
(xx)   any Contract, or group of Contracts with a Person (or group of affiliated Persons), the termination of which would be reasonably expected to have a Material Adverse Effect and is not disclosed pursuant to clauses (i) through (xix) above, inclusive; and

(xxi)   any other Company Contract not otherwise described in any other subsection of this Section 2.9(a) that would constitute a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K under the 1933 Act) with respect to the Company.
(b)   As of the date of this Agreement, the Company has either delivered or made available to Parent or Parent’s Representatives a copy of each Material Contract or has publicly made available such Material Contract in the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC. Neither the applicable Acquired Company nor, to the knowledge of the Company, any other party thereto is in material breach of or material default under any Material Contract and, neither the applicable Acquired Company, nor, to the knowledge of the Company, any other party thereto has taken or failed to take any action that with or without notice, lapse of time or both would constitute a material breach of or material default under any Material Contract, in each case, except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Material Contract is enforceable by the applicable Acquired Company in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. From January 1, 2022 through the date of this Agreement, the Acquired Companies have not received any written notice regarding any violation or breach or default under, or intent to terminate or not renew, any Material Contract that has not since been cured, except for violations or breaches that would not have and are not reasonably expected to be material to the Acquired Companies, taken as a whole. No Acquired Company has waived any rights under any Material Contract, the waiver of which would be material to the Acquired Companies, taken as a whole.
Section 2.10   Liabilities.   The Acquired Companies do not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), except for: (i) liabilities disclosed on the Balance Sheet contained in the Company SEC Documents filed prior to the date of this Agreement; (ii) liabilities or obligations incurred pursuant to the terms of this Agreement; (iii) liabilities for performance of obligations of the Acquired Companies under Contracts binding upon the applicable Acquired Company (other than resulting from any breach or acceleration thereof) either delivered or made available to Parent or Parent’s Representatives prior to the date of this Agreement or entered into in the ordinary course of business, including Standard Licenses; (iv) liabilities incurred since the date of the Balance Sheet in the ordinary course of business since the date of the Balance Sheet (none of which is a liability for breach of Contract, breach of warranty, tort, infringement, dilution, misappropriation, violation of law or arising out of a claim or lawsuit) or in connection with the Transactions; and (v) liabilities that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.11   Compliance with Legal Requirements; Permits; Export Controls.
(a)   Each Acquired Company is, and since January 1, 2022 has been, in compliance with all applicable Legal Requirements, except where the failure to be in compliance has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Since January 1, 2022, the Company has not been charged with any unresolved violation of, any Legal Requirement, except, in each case, for any such violation that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or has received written notice of any such charge.
(b)   Since January 1, 2022, no Acquired Company, or any of its respective officers, directors, employees, agents or representatives, in each case acting on its behalf, has been in violation of, has admitted to any violation of, has been found by a court of any jurisdiction to have engaged in any violation of, or has been investigated for, or charged by any Governmental Body with a violation of any (i) applicable U.S. export and reexport control laws or regulations, including the U.S. Export Administration Regulations and the Foreign Assets Control Regulations, trade and economic sanctions maintained by the Treasury Department’s Office of Foreign Assets Control, and the International Traffic in Arms Regulations and any applicable anti-boycott compliance regulations or (ii) other applicable import/export controls in other countries in which any Acquired Company conducts business (collectively, “Export Controls”), except, in each case, for any such violation or investigation that would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as would not have been and are not reasonably expected to be material to the Acquired Companies, taken as a whole, no Acquired Company has directly or indirectly sold, exported, re-exported, transferred, diverted, or otherwise disposed of any products, software, technology, or technical data to any destination, entity, or person prohibited by the Laws of the United States, without obtaining prior authorization from the competent government authorities as required by Export Controls. Each Acquired Company is in compliance in all material respects with all applicable import Legal Requirements (“Import Restrictions”), including Title 19 of the U.S. Code and Title 19 of the Code of Federal Regulations. No Acquired Company or any of its respective officers, directors, employees, agents, or representatives acting on its behalf is currently the subject of any Sanctions, or organized or resident in a country or territory that is the subject of any Sanctions.
(c)   No Acquired Company or any of its respective employees, officers, directors, agents or any representative, in each case acting on its behalf, has been, is currently subject to, or has been threatened with, any Legal Proceeding by any law enforcement, regulatory or other Governmental Body, or has admitted to, or been found by a court in any jurisdiction to have engaged in any violation of any Sanctions, Export Controls or Import Restrictions or been debarred from bidding for any contract or business, and to the knowledge of the Company, there are no circumstances which are likely to give rise to any such investigation, admission, finding or debarment, except, in each case, for any such Legal Proceeding, admission or debarment that would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(d)   The Company and the Acquired Companies have in place appropriate policies and procedures designed to provide reasonable assurance that the Acquired Companies, and their respective directors, officers, employees, associated persons, agents and representatives, conduct their businesses in conformity with applicable Legal Requirements, except, in each case, as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.12   Certain Business Practices.   To the knowledge of the Company, neither the Company, nor any other Acquired Company nor any of their respective Representatives (in each case, acting in the capacity of a Representative of any Acquired Company) has since January 1, 2022 (i) used any material funds (whether of an Acquired Company or otherwise) for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns, (iii) made any unlawful bribe, rebate, payoff, influence payment or kickback or other unlawful payment or (iv) violated any provision of any applicable Anti-Corruption Laws or any rules or regulations promulgated thereunder, any applicable anti-money laundering laws and any rules or regulations promulgated thereunder or any applicable Legal Requirements of similar effect, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.13   Governmental Authorizations.   The Acquired Companies hold, and since January 1, 2022 have held, all Governmental Authorizations necessary to enable the Acquired Companies to conduct their business in the manner in which their business is currently being conducted, except where failure to hold such Governmental Authorizations have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Governmental Authorizations held by the Acquired Companies are, and since January 1, 2022 have been, valid and in full force and effect and no suspension or cancellation of any of the Governmental Authorizations is pending or, to the knowledge of the Company, threatened, except where the failure to be in full force and effect would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Acquired Companies are in compliance with the terms and requirements of such Governmental Authorizations, except where failure to be in compliance would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no such Governmental Authorizations shall cease to be effective as a result of the consummation of the Transactions.
Section 2.14   Tax Matters.
(a)   Except as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Tax Return required to be filed by the Acquired Companies with any Governmental Body has been filed on or before the applicable due date (taking into account any extensions of such due date), and all such Tax Returns are true, accurate and complete, (ii) all Taxes (whether or not shown as due on such Tax Returns) required to be paid by the Acquired Companies have been paid, and (iii) the Acquired Companies have established adequate reserves on their financial statements in accordance with GAAP for all unpaid Taxes not yet due.
(b)   Except as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no deficiency for any Tax has been claimed, proposed, or assessed by a Governmental Body in writing against any Acquired Company which deficiency has not been paid, settled, resolved or withdrawn or is not being contested in good faith by appropriate proceedings and for which reserves have been established in accordance with GAAP.
(c)   Except as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there are no audits, examinations, investigations or other proceedings in respect of Taxes by a Governmental Body pending or threatened in writing with respect to any Acquired Company.
(d)   No Acquired Company is a party to or is bound by any material Tax sharing, allocation or indemnification agreement or arrangement (other than such agreements or arrangements (i) exclusively between or among the Acquired Companies or (ii) with third parties made in the ordinary course of business, the principal purpose of which is not Tax).
(e)   No Acquired Company (i) has been a member of an affiliated group (as defined in Section 1504(a) of the Code) filing a consolidated U.S. federal income Tax Return (other than a group the common parent of which is or was an Acquired Company) or (ii) has any liability for the Taxes of another Person (other than the Acquired Companies) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Legal Requirements), as a transferee or successor, by contract or otherwise by operation of Legal Requirements (other than pursuant to any contracts made in the ordinary course of business, the principal purpose of which is not Tax).
(f)   Within the past two years, no Acquired Company has been either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code.
(g)   No Acquired Company has “participated” in or entered into any “listed transaction” (as defined in Treasury Regulations Section 1.6011-4(b)(2)).
(h)   HoldCo is, has been for each taxable year since its formation, and shall continue to be through the Closing, a partnership for U.S. federal income Tax purposes. No election has been made under Treasury Regulations Section 301.7701-3 (or any corresponding or similar provision of Legal Requirements) for any Acquired Company.
(i)   There are no Encumbrances for Taxes on any of the assets of any Acquired Company other than Permitted Encumbrances.
(j)   No Acquired Company has received any Tax rulings, or submitted any requests for Tax rulings, from any Governmental Body, or entered into any “closing agreement” as descripted in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Law) with any Governmental Body, in each case, specifically relating to an Acquired Company and that would have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on any Acquired Company’s Taxes for any tax period beginning after the Closing Date.
(k)   Except as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all transactions (including intragroup transactions) between the Acquired Companies have been conducted in compliance with the applicable transfer pricing laws in force in the relevant tax years (including, for the avoidance of doubt, Section 482 of the Code (and any corresponding or similar provision of state, local, or non-U.S. Law)).
Section 2.15   Employee Matters; Benefit Plans.
(a)   The Company has made available a true and complete listing of (A) all employees of the Acquired Companies that accurately sets forth for each such employee as of July 24, 2024, the following, to the extent permitted under Applicable Law: (i) name or unique identifier; (ii) job title; (iii) employing entity; (iv) annual base salary or hourly wage rate (as applicable); (v) bonus or commission payments for 2023; (vi) current year target bonuses or 2024 commission entitlement; (vii) location of employment; (viii) full-time, part-time, or temporary status; (ix) classification as exempt or non-exempt under the Fair Labor Standards Act; (x) date of hire; (xi) leave status (including leave type and anticipated return to work date, if known); and (xii) visa status and expiration date and (B) all individual independent contractors or consultants to the Acquired Companies (other than any such individuals performing veterinary services for or on behalf of the Acquired Companies) who received annual payments in 2023 in excess of $100,000 that accurately sets forth (i) the name or unique identifier; (ii) the hourly or other rate of pay and (iii) the period during which such individual independent contractor or consultant has provided services to the applicable Acquired Company.
(b)   Except as set forth on Section 2.15(b) of the Company Disclosure Letter, the employment of each of the Company’s employees is terminable by the Company without payment of severance or provision of advance notice in material excess of those required by applicable Legal Requirements.
(c)   None of the Acquired Companies are party to, have no duty to bargain for, nor is currently negotiating in connection with entering into, any collective bargaining agreement or other Contract with a labor organization or works council representing any of its employees and there are no labor organizations or works councils representing, purporting to represent or, to the knowledge of the Company, seeking to represent any employees of the Acquired Companies. Since January 1, 2022 there has not been any strike, material slowdown, work stoppage, lockout, picketing or labor dispute, or any threat thereof affecting the Acquired Companies or any of their employees. Except as set forth on Section 2.15(c), since January 1, 2021, and except for those matters that would not have or reasonably be expected to have, individually or in the aggregate, a material liability for the Company, the Company has complied in all material respects with all applicable Legal Requirements related to employment and employment practices, including, but not limited to, any pertaining to payment wages and hours of work, leaves of absence, plant closing notifications and layoffs, employment statutes or regulations, workplace health and safety, retaliation, child labor, immigration, employment discrimination, disability rights or benefits, equal opportunity, affirmative action, workers’ compensation, labor relations, employee leave issues and unemployment insurance or discrimination matters, including charges of unfair labor practices or harassment complaints, and there is no material Legal Proceeding pending or, to the knowledge of the Company, threatened in writing relating to such applicable Legal Requirements.
(d)   Section 2.15(d) of the Company Disclosure Letter sets forth, as of the date of this Agreement, complete and accurate a list of all Employee Plans (other than any equity award agreements on the Company’s standard form(s) of agreement provided to Parent, in which case only the applicable form of equity award agreement shall be listed, and any employment offer letter for non-officer employees of any Acquired Company and that does not provide for any severance and are terminable on less than thirty days’ notice and agreements with consultants entered into in the ordinary course of business that are terminable on less than thirty days’ notice) and separately identifies each material Employee Plan that is maintained primarily for the benefit of employees outside the United States (each, a “Foreign Employee Plan”). The Company has either delivered or made available to Parent or Parent’s Representatives prior to the execution of this Agreement with respect to each Employee Plan accurate and complete copies of the following (other than any equity award agreements on the Company’s standard form(s) of agreement provided to Parent, in which case only the applicable form of equity award agreement shall be delivered or made available, and any employment offer letter for non-officer employees of any Acquired Company and that does not provide for any severance and are terminable on less than thirty days’ notice and agreements with consultants entered into in the ordinary course of business that are terminable on less than thirty days’ notice), as relevant: (i) all plan documents and all material amendments thereto, and all related trust or other funding documents; (ii) any currently effective determination letter or opinion letter received from the IRS or Department of Labor; (iii) the most recent annual actuarial valuation and the most recent Form 5500; (iv) the most recent summary plan descriptions and any summaries of material modifications (SMM) thereto; (v) the nondiscrimination tests required to be performed under the Code for the most recent plan year; and (vi) all material correspondence to or from any governmental agency relating to any Employee Plan within the past year.
(e)   Neither an Acquired Company nor any other Person that would be or, at any relevant time, would have been considered a single employer with the Company under the Code or ERISA has during the past six years maintained, contributed to, or been required to contribute to a plan subject to Title IV of ERISA or Section 412 of the Code, including any “single employer” defined benefit plan, any “multiemployer plan” (each as defined in Section 4001 of ERISA), any “multiple employer plan” (as defined in Section 413(c) of the Code), or multiple employer welfare arrangement (within the meaning of Section 3(40) of ERISA). No Employee Plan is funded by, associated with or related to a “voluntary employees’ beneficiary association” within the meaning of Section 501(c)(9) of the Code.
(f)   Each of the Employee Plans that is intended to be qualified under Section 401(a) of the Code (each, a “Qualified Plan”) and all related trusts that are intended to be qualified under Section 501(a) of the Code, has obtained a favorable determination letter (or opinion letter, if applicable) as to its qualified status under the Code, and all trusts related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code. No such determination or opinion letter has been revoked and, to the Knowledge of the Company, no fact, event or circumstance exists that has materially and adversely affected or would reasonably be expected to materially and adversely affect such qualification or exemption. Except as would not reasonably be expected to result in material liability to the Company or any Acquired Company, no “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Employee Plan.
(g)   Neither any Acquired Company nor any Employee Plan has any obligation to provide post-employment welfare benefits to or make any payment to, or with respect to, any present or former employee, officer or director of an Acquired Company pursuant to any retiree medical benefit plan or other retiree welfare plan, other than (i) coverage mandated by Legal Requirements, including under Section 4980B of the Code or similar state or local Legal Requirements (“COBRA”), or (ii) healthcare coverage through the end of the calendar month in which a termination of employment occurs.
(h)   Except as would not have or reasonably be expected to result in, individually or in the aggregate, any material liability to the Acquired Company, (i) each Employee Plan has been established, maintained, operated and administered in all material respects in accordance with all applicable Law, including if applicable, ERISA and the Code, and in accordance with its terms, (ii) the Acquired Company and its ERISA Affiliates have (A) in all material respects met their obligations with respect to each Employee Plan and (B) have timely made (or timely will make) or accrued in accordance with GAAP all required contributions or other amounts payable with respect thereto, (iii) all Foreign Employee Plans comply with applicable local Legal Requirements, and (iv) all Foreign Employee Plans that are required to be funded or book-reserved are funded or book-reserved or secured by an insurance policy, as appropriate, based on reasonable actuarial assumptions.
(i)   Except as would not reasonably be expected to result in material liability to the Acquired Company, each “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) maintained or sponsored by an Acquired Company has been documented and operated in material compliance with Section 409A of the Code.
(j)   Except as would not result in material liability to an Acquired Company, there are no Legal Proceedings pending or, to the knowledge of the Company, threatened or reasonably anticipated, with respect to any Employee Plan or the assets of any Employee Plan other than claims for benefits in the ordinary course.
(k)   No employee of the Acquired Company to the Knowledge of the Company, is in violation of any term of any patent disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Acquired Company because of the nature of the business conducted or presently proposed to be conducted by the Acquired Company or relating to the use of trade secrets or proprietary information of others.
(l)   Except as would not be expected to result in material liability to the Acquired Company, the Acquired Company is and has been in compliance with all notice and other requirements under the Worker Adjustment and Retraining Notification (“WARN”) Act, and any similar foreign, state or local law relating to plant closings and layoffs. The Acquired Company is not currently engaged in any layoffs or employment terminations sufficient in number to trigger application of WARN or any similar state, local or foreign law.

(m)   Except as would not reasonably be expected to result in material liability to the Acquired Company, each Foreign Employee Plan is in material compliance with all applicable Laws of each applicable jurisdiction. Each such Foreign Employee Plan is funded to the extent required by applicable Law or the applicable terms of such plan or has been accrued for to the extent required by GAAP or other applicable accounting rules. Section 2.15(m) of the Company Disclosure Letter contains a complete and accurate list of each country in which the Company or any of its Subsidiaries or Affiliates has employees or independent contractors as of the date of the Balance Sheet. The Acquired Company, has complied in all material respects with the Patient Protection and Affordable Care Act (the “Affordable Care Act”) and no event has occurred, and no condition or circumstances exists, that would reasonably be expected to subject the Acquired Company to any material Liability, penalties, or Taxes under Sections 4980B, 4980D, 4980H, 6721 or 6722 of the Code or any other provision of the Affordable Care Act.
(n)   Except as set forth on Section 2.15(n) of the Company Disclosure Letter, the negotiation or consummation of the transactions contemplated by this Agreement will not, either alone or in combination with another event, (i) entitle any current or former Company Associate to any acceleration, increase in acceleration rights, severance, or increase in severance pay, or any other material compensation or benefit, (ii) accelerate the time of distribution, payment or vesting (whether or not in connection with a non-competition provision), a lapse of repurchase rights or increase the amount of any material compensation or benefits due any such employee, director or officer, (iii) result in the forgiveness of indebtedness, or (iv) trigger an obligation to fund any compensation or benefits or any trust or other funding vehicle for the purposes of providing compensation or benefits.
(o)   Except as would not be expected to result in material liability to the Acquired Companies, the Acquired Companies (i) have withheld and reported all amounts required by law or by agreement to be withheld and reported with respect to wages, salaries and other payments to employees; (ii) are not liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing; and (iii) are not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any governmental authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the normal course of business and consistent with past practice). None of the Acquired Companies have settled any pending or threatened Legal Proceeding involving allegations of sexual or other harassment or misconduct that resulted in, or is reasonably expected to result in, material liability to the Acquired Companies (including as a result of material reputational harm to any Acquired Company). Each Person who has provided or is providing services to the Acquired Companies in the United States and has been classified as an exempt employee, independent contractor, temporary employee, leased employee or seasonal employee, as applicable, has been properly classified as such under all applicable legal requirements and pursuant to the terms of any Employee Plan. The Acquired Companies do not have any liability or obligation under any applicable legal requirement or Employee Plan arising out of improperly classifying such Person as an exempt employee, independent contractor, temporary employee, leased employee or seasonal employee, as applicable, and no such Person is owed any wages, benefits or other compensation for past services (other than wages, benefits and compensation accrued during the current pay period and any accrued pay or benefits for services, which by their terms or under applicable legal requirements, are payable in the future).
(p)   No payment or benefit that will or may be made by the Acquired Company is reasonably expected to give rise to the payment of any amount that would not be deductible pursuant to Section 280G of the Code. The Company has provided to Parent good faith estimates of any “excess parachute payments” within the meaning of Section 280G of the Code that could reasonably be expected to become payable to any current or former Company Associate in connection with the Transactions, whether contingent or otherwise. There is no contract, agreement, plan or arrangement to which the Acquired Company is a party or by which it is bound that provides any individual with the right to a gross-up, indemnification, reimbursement or other payment for any excise or additional taxes, interest or penalties incurred pursuant to Section 409A or Section 4999 of the Code.
Section 2.16   Environmental Matters.   Except for those matters that would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect,
(a)   the Acquired Companies are, and since January 1, 2022 have been, in compliance with all applicable Environmental Laws, which compliance includes obtaining, maintaining or complying with all

Governmental Authorizations required under Environmental Laws, and, to the knowledge of the Company, no circumstances exist which could reasonably be expected to cause any Governmental Authorization required under Environmental Law to be revoked, modified, or rendered non-renewable upon payment of the permit fee;
(b)   there is no investigation, suit, claim, action or Legal Proceeding relating to or arising under any Environmental Law that is pending or, to the knowledge of the Company, threatened against an Acquired Company or with respect to any real property currently or formerly owned, operated, or leased by the Acquired Companies;
(c)   the Acquired Companies have not received any notice, report or other information of or entered into any legally-binding agreement, order, settlement, judgment, injunction or decree involving uncompleted, outstanding or unresolved violations, liabilities or requirements on the part of the respective Acquired Companies relating to or arising under Environmental Laws;
(d)   (1) no Person has been exposed to any Hazardous Materials; and (2) there are and have been no Hazardous Materials present or Released, in each case, on, at, under or from, any real property currently or formerly owned, operated or leased by, or arising from the operations of, the Acquired Companies (or any of their respective predecessors) reasonably expected to result in any liability or obligation of any of the Acquired Companies under any Environmental Law;
(e)   there are no underground storage tanks, asbestos which is friable or likely to become friable or PCBs present on any real property currently or formerly owned, operated, or leased by any of the Acquired Companies (or any of their respective predecessors);
(f)   no Acquired Company has assumed, undertaken, agreed to reimburse, pledge, defend, hold harmless or indemnify any other Person against, or otherwise become subject to any liability of another Person relating to Environmental Laws;
(g)   there is no obligation or liability of any of the Acquired Companies relating to any Environmental Law or Hazardous Materials, and there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such obligation or liability; and
(h)   the Acquired Companies have (1) delivered to or made available for inspection by Parent and its agents, representatives and employees all material environmental audits assessment reports (including Phase I and Phase II reports), audits, investigations, studies, tests, reviews, analysis or other documents pertaining to environmental, health and safety matters in the Acquired Companies possession or control and (2) complied with all environmental disclosure obligations imposed by applicable Law with respect to this transaction.
Section 2.17   Insurance.   The Company has delivered or made available to Parent or Parent’s Representatives an accurate and complete copy of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets and operations of the Acquired Companies as of the date hereof. Except as would not have or reasonably be expected to have, individual or in the aggregate, a Material Adverse Effect, all such insurance policies are in full force and effect (except for any expiration thereof in accordance with its terms), no notice of cancellation or modification has been received as of the date hereof, and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default by any insured thereunder.
Section 2.18   Legal Proceedings; Orders.
(a)   There is no Legal Proceeding pending and served (or, to the knowledge of the Company, pending and not served or threatened) against an Acquired Company or to the knowledge of the Company, against any present or former officer, director or employee of an Acquired Company in such individual’s capacity as such, other than any Legal Proceedings that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   There is no order, writ, injunction or judgment to which an Acquired Company is subject other than as would not reasonably be likely to have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c)   No investigation or review by any Governmental Body with respect to an Acquired Company is pending or, to the Company’s knowledge, is being threatened, other than any investigations or reviews that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.19   Authority; Binding Nature of Agreement.   The Company has the corporate power and authority to enter into and deliver and to perform its obligations under this Agreement and, subject to obtaining the Company Required Vote, to consummate the Transactions. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of the Company and no additional corporate actions on the part of the Company are necessary to authorize (a) the execution and delivery of this Agreement by the Company; (b) the performance by the Company of its obligations hereunder; or (c) except for the receipt of the Company Required Vote, the consummation of the Transactions. The Company Board (at a meeting duly called and held) has (a) determined that the entry into this Agreement and the consummation of the Transactions, including the Merger, are advisable to, and in the best interest of, the Company and its stockholders, (b) authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions, including the Merger and (c) resolved to make the Company Board Recommendation, which resolutions, subject to Section 5.1, have not been subsequently withdrawn or modified in a manner adverse to Parent. This Agreement has been duly executed and delivered by the Company, and assuming due authorization, execution and delivery by Parent and Merger Sub, this Agreement constitutes the legal, valid and binding obligations of the Company and is enforceable against the Company in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.
Section 2.20   Related Party Transactions.   Other than the Company’s Employee Plans, no stockholders, members, managers, directors, officers, employees, agents or Affiliates of the Acquired Companies are, or since January 1, 2022 have been, a party to any Company Contracts with or binding upon any Acquired Company or any of their respective properties or assets or has any material interest in any property used by the Acquired Companies, in each case, that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act that has not been disclosed.
Section 2.21   Merger Approval.   The only vote of the holders of any class or series of capital stock or other securities of the Company or any other Acquired Company required to adopt this Agreement and approve the Transactions is the Company Required Vote.
Section 2.22   Non-Contravention; Consents.   Assuming compliance with the applicable provisions of the Exchange Act, the DGCL, the HSR Act, if applicable, any applicable filing, notification or approval in any foreign jurisdiction required by Antitrust Laws in those jurisdictions identified in Schedule 5.3(c), and the rules and regulations of Nasdaq, the execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions will not: (a) conflict with or cause a violation of any of the provisions of the Certificate of Incorporation or bylaws of the Company; (b) conflict with or cause a violation by the Company of any Legal Requirements or order applicable to the Company, or to which the Company is subject; (c) conflict with, result in any violation or breach of, or constitute a default (or an event that, with notice or lapse of time or both, would become a default) or give right to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit under, or require a consent or waiver under, any Contract; or (d) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of the Acquired Companies under, any Contract, except in the case of clauses (b), (c) and (d), for such violations, conflicts, breaches, terminations, cancellations, losses, Encumbrances and defaults, and for any consents or waivers not obtained, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as may be required by the Exchange Act, the DGCL, the HSR Act and any filing, notification or approval in any jurisdiction required by Antitrust Laws and the rules and regulations of Nasdaq, the Company is not required to give notice to, make any filing with, or obtain any Consent from any Governmental Body at any time prior to the Closing in connection with the execution and delivery of this Agreement, or the consummation by the Company of the Merger, except those filings, notifications, approvals, notices or Consents that the failure to make, obtain or receive would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

Section 2.23   Opinion of the Company’s Financial Advisor.   The Company Board has received the opinion of Jefferies LLC, as financial advisor to the Company, to the effect that, as of the date of such opinion, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken set forth therein, the Merger Consideration to be received in the Merger by holders of Shares (other than holders of Rollover Shares and, as applicable, Bansk Group LLC, Parent, Merger Sub, the Guarantors, and their respective affiliates) is fair, from a financial point of view, to such holders. The Company will deliver to Parent an executed copy of the opinion of Jefferies LLC provided to the Company Board as soon as reasonably practicable following receipt thereof solely for informational purposes and on a non-reliance basis.
Section 2.24   Brokers and Other Advisors.   Except for Jefferies LLC, no broker, finder, investment banker, financial advisor or other Person is entitled to any brokerage, finder’s, financial advisory or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Company. The Company has provided or made available to Parent prior to the date hereof true and complete copies of all agreements between the Company and Jefferies LLC entered into in connection with the Transactions.
Section 2.25   Product Matters.   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) the Acquired Companies have not designed, manufactured, produced, sold, or otherwise distributed into the stream of commerce or provided for use to third parties, any products or performed services and other work in a manner that could lead to liability or other obligations under product liability, breach of warranties or other legal grounds, and no such forms of liabilities exist and (ii) no third parties have asserted or alleged at any time any claims against any Acquired Company based on product liability, breach of warranty or other legal grounds in connection with the design, manufacture, production, sale, distribution or licensing of products or the performance of services and other work, and no such claims are known or believed to exist.
Section 2.26   Regulatory Matters.
(a)   All submissions utilized as the basis for or submitted in connection with the Animal Drug Applications and Regulatory Authorizations currently held by any Acquired Company or any third-party Animal Drug Applications and Regulatory Authorizations required for any Acquired Company to sell or market any of its branded Company Products, are currently subsisting and in full force and effect and, when submitted to the applicable Regulatory Authority, (i) were complete and correct in all material respects as of the date of submission or were corrected or supplemented by a subsequent submission and (ii) any required updates, changes, corrections or modification to such submissions have been timely submitted to the applicable Regulatory Authority, except where the failure to timely submit such updates, changes, corrections or modifications would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. An Acquired Company solely owns all right, title and interest in and to all such Animal Drug Applications and Regulatory Authorizations held by any Acquired Company, free and clear of all Encumbrances, and has full authority to use any such third-party Animal Drug Applications and Regulatory Authorizations required for any Acquired Company to sell or market any of its branded Company Products.
(b)   Since January 1, 2022 (i) there have been no material field notifications, field corrections, market withdrawals or replacements, safety alerts or other notice of action relating to an alleged lack of safety, efficacy, or regulatory compliance of the Company Products (“Safety Notices”); (ii) no Acquired Company has received, nor to the knowledge of any Acquired Company are there, facts or circumstances reasonably likely to cause, any materially adverse finding of deficiency or non-compliance, regulatory or warning letter, untitled letter, investigation, Section 305 notice, suspension, detention, seizure, injunction, or other enforcement action, from or by any Regulatory Authorities associated with any Company Products; and (iii) there are no material Safety Notices, or, to the knowledge of the Company, material product complaints with respect to the Company Products, and to the knowledge of the Company, there are no facts that would be reasonably likely to result in (x) a material Safety Notice with respect to the Company Products, (y) a material change in labeling of any the Regulated Products; or (z) a termination or suspension in any material respect of marketing or testing of any of the Company Products.
(c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) the Company Products are in compliance with all current applicable Legal Requirements administered by Regulatory Authorities applicable to the Company Products; (ii) each Acquired Company is in compliance with all applicable Legal Requirements administered by Regulatory Authorities relating to the Company Products and the methods and materials used in, and the facilities and controls used for, the design, manufacture, processing, packaging, labeling, storage, distribution, export, and import, if applicable, of the Company Products; and (iii) since January 1, 2022 all Company Products have been processed, manufactured, packaged, labeled, stored, handled, distributed, exported, and imported, if applicable, by the Acquired Companies in compliance with all applicable Legal Requirements administered by Regulatory Authorities.
(d)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no action has been taken by any Regulatory Authority or, to the knowledge of the Company, is in the process of being taken that would materially slow, halt or enjoin the development, manufacturing, or marketing of the Company Products or the operation of the business of the Acquired Companies or materially subject the development, manufacturing, or marketing of the Company Products or an Acquired Company to regulatory enforcement action.
(e)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since January 1, 2022, the Acquired Companies have maintained records relating to the development, manufacture, testing, storage, handling, labeling, packaging, sale, marketing, promotion, distribution, import or export of the Company Products in material compliance with all applicable Legal Requirements administered by Regulatory Authorities.
Section 2.27   Takeover Statutes.   The Company Board has adopted such resolutions and taken all such other actions as are reasonably necessary to render inapplicable to this Agreement, the Rollover Agreements, the Merger and any of the transactions contemplated by this Agreement or the Rollover Agreements, the restrictions on “business combinations” (as defined in Section 203 of the DGCL) as set forth in Section 203 of the DGCL. Other than Section 203 of the DGCL, no “business combination,” “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation under the laws of the State of Delaware, or other applicable Laws (each, a “Takeover Statute”) is applicable to the Company, the Rollover Agreement, the Merger or any of the Transactions contemplated by this Agreement or the Rollover Agreement.
Section 2.28   Critical Technologies.   Neither the Company nor any of its Subsidiaries produces, designs, tests, manufactures, fabricates, or develops one or more “critical technologies,” as defined in 31 CFR 800.215, in the United States.
Section 2.29   No Other Representations or Warranties; Acknowledgment by the Company.
(a)   Except for the representations and warranties expressly set forth in this ARTICLE II or any closing certificate delivered pursuant to this Agreement, none of the Acquired Companies or any of their Affiliates nor any other Person on behalf of any of them is making or has made any express or implied representation or warranties of any kind or nature whatsoever, including with respect to the Acquired Companies or their respective businesses or with respect to any other information made available to Parent, Merger Sub or their Representatives in connection with the Transactions, including the accuracy or completeness thereof and the Acquired Companies hereby expressly disclaim any such other representations and warranties.
(b)   The Company acknowledges and agrees that, except for the representations and warranties made by Parent and Merger Sub in this Agreement, the Rollover Agreements or any closing certificate delivered pursuant to this Agreement, none of Parent, Merger Sub or any of their Affiliates nor any other Person is making or has made any representations or warranties, expressed or implied, at law or in equity, with respect to or on behalf of Parent, Merger Sub or any of their Subsidiaries, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding Parent, Merger Sub or any of their Subsidiaries or any other matter made available to the Company or its Representatives in expectation of, or in connection with, this Agreement or the Transactions. The Company is not relying upon and specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person and acknowledges and agrees that Parent, Merger Sub and their Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub represent and warrant to the Company as follows (it being understood that each representation and warranty contained in ARTICLE III is subject to (a) exceptions and disclosures set forth in the Parent Disclosure Letter corresponding to the particular section or subsection in this ARTICLE III and (b) any exception or disclosure set forth in any other part or subpart of the Company Disclosure Letter to the extent it is reasonably apparent on the face of such exception or disclosure that such exception or disclosure is relevant to such representation and warranty):
Section 3.1   Due Organization.   Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all necessary power and authority: (a) to conduct its business in the manner in which its business is currently being conducted; (b) to own and use its assets in the manner in which its assets are currently owned and used; and (c) to perform its obligations under all Contracts by which it is bound, except where any such failure does not, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent has made available to the Company or Company’s Representatives accurate and complete copies of the certificate of incorporation, bylaws and other charter and organizational documents of Parent and Merger Sub, including all amendments thereto.
Section 3.2   Merger Sub.   Merger Sub was formed solely for the purpose of engaging in the Transactions and activities incidental thereto and has not engaged in any business activities or conducted any operations other than in connection with the Transactions and those incidental to its formation and its entry into this Agreement and performance hereunder. Parent is the record and beneficial owner of all of the outstanding capital stock of Merger Sub and Merger Sub does not have any other outstanding securities or instruments exercisable for, or otherwise convertible or exchangeable into, capital stock or any other security of Merger Sub.
Section 3.3   Authority; Binding Nature of Agreement.   Parent and Merger Sub have all requisite corporate power and authority to execute and deliver and perform their obligations under this Agreement and to consummate the Transactions. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Transactions have been duly authorized by all necessary action on the part of Parent and Merger Sub and their respective boards of directors, and no other corporate proceedings on the part of Parent and Merger Sub are necessary to authorize the execution, delivery and performance of this Agreement or to consummate the Transactions (subject, in case of the Merger, to the recordation of appropriate merger documents as required by the DGCL). This Agreement constitutes the legal, valid and binding obligation of Parent and Merger Sub, and assuming due authorization, execution and delivery by the Company, is enforceable against them in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.
Section 3.4   Non-Contravention; Consents.   Assuming compliance with the applicable provisions of the Exchange Act, the DGCL, the HSR Act, if applicable, and any applicable filing, notification or approval in any jurisdiction required by Antitrust Laws, the execution and delivery of this Agreement by Parent and Merger Sub, and the consummation of the Transactions, will not: (a) conflict with or cause a violation of any of the provisions of the certificate of incorporation or bylaws or other organizational documents of Parent or Merger Sub; (b) conflict with or cause a violation by Parent or Merger Sub of any Legal Requirements or order applicable to Parent or Merger Sub, or to which they are subject; or (c) conflict with, result in a breach of, or constitute a default on the part of Parent or Merger Sub under any Contract, except, in the case of clauses (b) and (c), for such conflicts, violations, breaches or defaults as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Except as may be required by the Exchange Act (including the filing with the SEC of the Proxy Statement), state takeover laws, the DGCL or the HSR Act and any filing, notification or approval in any jurisdiction required by Antitrust Laws in those jurisdictions identified in Schedule 5.3(c), neither Parent nor Merger Sub, nor any of Parent’s other Affiliates, is required to make any filing with or give any notice to, or to obtain any Consent from, any Governmental Body at or prior to the Closing in connection with the execution and delivery of this Agreement by Parent or Merger Sub or the consummation by Parent or Merger Sub of the Merger or the other Transactions, other than such filings, notifications, approvals, notices or Consents that, if not obtained, made or given, would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. No vote of Parent’s stockholders, or of any equity holders of any Affiliate of Parent, is necessary to approve this Agreement or any of the Transactions that has not already been obtained as of the date hereof.
Section 3.5   Disclosure.   None of the information with respect to Parent or Merger Sub supplied or to be supplied by or on behalf of Parent or Merger Sub or any of their Subsidiaries specifically for inclusion or incorporation by reference in the Proxy Statement will, at the time such document is filed with the SEC, at any time such document is amended or supplemented or at the time such document is first published, sent or given to the Company Stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
Section 3.6   Absence of Litigation.   There is no Legal Proceeding pending and served or, to the knowledge of Parent, pending and not served or overtly threatened against Parent or Merger Sub, except as would not and would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect. Neither Parent nor Merger Sub is subject to any continuing order of, consent decree, settlement agreement or similar written agreement with, or continuing investigation by, any Governmental Body, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Body, except as would not and would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.
Section 3.7   Financing.
(a)   Parent has provided to the Company true, complete and correct copies of (i) the fully executed debt commitment letter, dated as of the date hereof, between Parent, Merger Sub and the Financing Sources party thereto (as the same may be amended, restated, supplemented, replaced, substituted, terminated or otherwise modified or waived in accordance with Section 5.7(h) or Section 5.7(i), together with any related exhibits, schedules, annexes, supplements, term sheets and the Debt Fee Letter, collectively, the “Debt Commitment Letter”), pursuant to which such Financing Sources have committed, subject to the terms and conditions set forth therein, to lend the amounts set forth therein for the purposes of financing the Transactions and related fees and expenses (the “Debt Financing”), together with all fee letters referenced in the Debt Commitment Letter or entered into in connection with the Debt Financing (collectively, the “Debt Fee Letter”) (which may be redacted to omit the fee amounts, “flex” terms, and other economic or commercially sensitive terms (the redacted terms of which do not adversely affect the amount (below the Required Amount), conditionality, availability or termination of the Debt Financing or adversely impact the ability of Parent and Merger Sub to enforce their respective rights under the Debt Commitment Letter) and (ii) the fully executed equity commitment letter, dated as of August 7, between Parent and each of Bansk Fund I-A, L.P., a Delaware limited partnership, Bansk Fund I-B, L.P., a Delaware limited partnership, Bansk Group LP, a Delaware limited partnership, and Gula Co-Invest, L.P., a Delaware limited partnership (the “Equity Commitment Letter” and, together with the Debt Commitment Letter and the Debt Fee Letter, the “Financing Letters”), pursuant to which the investor parties thereto (the “Equity Financing Parties”) have committed, subject to the terms and conditions set forth therein, to invest in Parent the cash amounts set forth therein (the “Equity Financing” and, together with the Debt Financing, the “Financing”). The Equity Commitment Letter provides that (A) the Company is an express third-party beneficiary thereof as set forth therein in connection with the Company’s exercise of its rights under Section 8.5(b) and is entitled to specifically enforce performance of the investor parties thereto to fund the Equity Financing in accordance with and subject to the terms of the Equity Commitment Letter, and (B) subject in all respects to Section 8.5(b), none of Parent or the Equity Financing Parties thereto will oppose the granting of an injunction, specific performance or other equitable relief on the basis that there is an adequate remedy at law in connection with the exercise of such third-party beneficiary rights. As of the date hereof, (i) the Financing

Letters and the terms of the Financing have not been amended, assigned, supplemented, replaced, restated, substituted or modified, (ii) no such amendment, assignment, supplementation, replacement, restatement, substitution or modification is contemplated (other than to the extent such action would be in accordance with Section 5.7(h)) and (iii) the respective commitments contained therein have not been withdrawn, terminated or rescinded in any respect and no such withdrawal, termination or rescission is contemplated (other than to the extent such action would be in accordance with Section 5.7(h)). As of the date hereof, there are no side letters or other Contracts or arrangements related to the funding or investing, as applicable, of the Financing other than as expressly set forth in the Financing Letters (except for customary engagement letters or non-disclosure agreements which do not impact the amount or conditionality of the Financing). Parent or its Affiliates have fully paid any and all commitment fees or other fees in connection with the Financing Letters that are payable on or prior to the date hereof. As of the date hereof, the Financing Letters are in full force and effect and are the legal, valid, binding and enforceable obligations of Parent, Merger Sub and, to the knowledge of Parent, each of the other parties thereto in accordance with their respective terms. There are no conditions precedent or other contingencies related to the funding of the Required Amount, other than as expressly set forth in the Financing Letters. As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach on the part of Parent, Merger Sub or, to the knowledge of Parent, any other party thereto under any of the Financing Letters. As of the date hereof, assuming the satisfaction of the conditions to Parent’s obligations to consummate the Merger, Parent has no reason to believe that (i) any of the conditions to the Financing contemplated by the Financing Letters will not be satisfied on a timely basis (and in any event, not later than the Closing) or (ii) the Financing will not be available at the Closing.
(b)   Concurrently with the execution and delivery of this Agreement, Parent has delivered to the Company a duly executed Limited Guarantee, pursuant to which the Guarantor is guaranteeing certain obligations of Parent in connection with this Agreement. As of the date hereof, the Limited Guarantee is in full force and effect and constitutes the legal, valid and binding obligation of the Guarantor who executed such Limited Guarantee and, assuming compliance by the Company with its representations, warranties and obligations pursuant to this Agreement, no event has occurred which, with or without notice, lapse of time or both, would constitute a default on the part of such Guarantor under such Limited Guarantee.
Section 3.8   Sufficiency of Proceeds.   Assuming the transactions contemplated by the Rollover Agreements are consummated in accordance with the terms thereof and the Financing is funded on or prior to the Closing Date in accordance with the Financing Letters and assuming the satisfaction of the conditions set forth in Section 6.1 and Section 6.2 (after netting out applicable fees, expenses, original issue discount and similar premiums and charges provided under the Debt Fee Letter), the net proceeds of the Financing, when taken together with the cash or cash equivalents held by Parent, Merger Sub and the Company at and as of the Closing Date, will be sufficient to (a) make the payment of the aggregate Merger Consideration, (b) make any payments required to be made on or after the Closing under the Indenture in respect of the Company Convertible Notes as a result of the Transactions, including the settlement of any conversions, without giving effect to any payments received pursuant to the Capped Call Transactions, of the Company Convertible Notes pursuant to the terms of the Indenture (including any make-whole with respect thereto and assuming all conversions are settled solely in cash) and the repurchase of the Company Convertible Notes as required pursuant to Article 15 of the Indenture, and (c) pay all other amounts (including payment of (x) all amounts payable in respect of Company Options and RSUs, (y) all amounts necessary to repay the Repaid Indebtedness and (z) all fees, costs and expenses) required to be paid at the Closing by any Acquired Company, Parent or Merger Sub in connection with the Merger or the Financing in accordance with the terms of this Agreement and the Debt Commitment Letter (collectively, the “Required Amount”).
Section 3.9   Stockholder and Management Arrangements.   As of the date hereof, except for the Rollover Agreements, neither Parent or Merger Sub nor any of their respective Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any Company Stockholder (other than any existing limited partner of the Guarantors or any of its Affiliates), director, officer, employee or other Affiliate of the Company (a) relating to (i) this Agreement, the Merger or the Transactions; or (ii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (b) pursuant to which any (i) such holder of

Company Common Stock would be entitled to receive consideration of a different amount or nature than the Merger Consideration in respect of such holder’s shares of Company Common Stock; (ii) such holder of Company Common Stock has agreed to approve this Agreement or vote against any superior offer; or (iii) such stockholder, director, officer, employee or other Affiliate of the Company other than the Guarantors has agreed to provide, directly or indirectly, equity investment to Parent, Merger Sub or the Company to finance any portion of the Merger.
Section 3.10   Ownership of Company Common Stock.   Neither Parent nor any of the Guarantors, the investors party to the Equity Commitment Letter and their respective controlled Affiliates (including, for the avoidance of doubt, any sister funds) directly or indirectly owns, and at all times for the past three years, neither Parent nor any of Parent’s controlled Affiliates has owned, beneficially or otherwise, any shares of the Company’s capital stock or any securities, contracts or obligations convertible into or exercisable or exchangeable for shares of the Company’s capital stock. Neither Parent nor Merger Sub has enacted or will enact a plan that complies with Rule 10b5-1 under the Exchange Act covering the purchase of any of the shares of the Company’s capital stock. As of the date hereof, neither Parent nor Merger Sub is an “interested stockholder” of the Company under Section 203(c) of the DGCL.
Section 3.11   Solvency.   As of the Effective Time and immediately after giving effect to the transactions contemplated by this Agreement (including the Financing, any alternative financing, the payment of the Merger Consideration, any repayment or refinancing of debt contemplated in this Agreement or the Debt Commitment Letters and the payment of all related fees and expenses), and, assuming (i) the satisfaction of the conditions to Parent’s obligations to consummate the Merger, (ii) the accuracy of the representations and warranties set forth in ARTICLE II and the compliance by the Company with Section 4.2 in all material respects and (iii) the consummation of the transactions contemplated by the Rollover Agreements in accordance with their terms, (a) the amount of the “fair saleable value” of the assets (on a going concern basis) of the Surviving Corporation and its Subsidiaries, on a consolidated basis, taken as a whole, will exceed (i) the value of all liabilities of the Surviving Corporation and such Subsidiaries, including contingent and other liabilities (it being understood that the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability); and (ii) the amount that will be required to pay the probable liabilities of each of the Surviving Corporation and its Subsidiaries on their existing debts (including contingent liabilities) as such debts become absolute and matured; (b) the Surviving Corporation and its Subsidiaries, on a consolidated basis, taken as a whole, will not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged; and (c) the Surviving Corporation and its Subsidiaries, on a consolidated basis, taken as a whole, will be able to pay its liabilities, including contingent and other liabilities, as they mature. Neither Parent nor Merger Sub is entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors of itself (or of the Surviving Corporation or any of its Subsidiaries).
Section 3.12   Brokers and Other Advisors.   No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Parent or any of its Subsidiaries except for Persons, if any, whose fees and expenses shall be paid by Parent or its Affiliates.
Section 3.13   No Assets Causing Antitrust Risk.   None of Parent, Merger Sub or their “ultimate parent entity” (as such term is defined in the HSR Act) hold, directly or indirectly, voting securities or non-corporate interests (as “hold,” “voting securities” and “non-corporate interest” are defined under 16 CFR 801) of any entity that they have reason to believe competes or has products under development that may compete in the future, or is in a vertical relationship with competitors of the Company, to the extent that any such holdings would reasonably be expected to prevent or materially delay the expiration or termination of any waiting period or granting consent under other Antitrust Laws.
Section 3.14   No Foreign Person.   To the best of Parent’s knowledge, no filing or notice with the Committee on Foreign Investment in the United States (“CFIUS”) is required or has been made with respect to the transactions contemplated by this Agreement. To the best of Parent’s knowledge, there are no facts, circumstances, or events that would reasonably be expected to give rise to a CFIUS review or investigation in connection with the transactions contemplated by this Agreement involving Parent’s ownership interest in the Company following the Closing (including as a result of permitting any Person to invest, directly or indirectly, in Parent or Merger Sub or the granting to any such Person any rights in connection with such Person’s investment).
Section 3.15   No Other Representations or Warranties; Acknowledgement by Parent and Merger Sub.
(a)   Except for the representations and warranties expressly set forth in this ARTICLE III, the Rollover Agreements or any closing certificate delivered pursuant to this Agreement, none of Parent, Merger Sub or any of their Affiliates nor any other Person on behalf of any of them is making or has made any express or implied representation or warranties of any kind or nature whatsoever, including with respect to Parent, Merger Sub or their respective businesses or with respect to any other information made available to the Company or its Representatives in connection with the Transactions, including the accuracy or completeness thereof and Parent and Merger Sub hereby expressly disclaim any such other representations and warranties.
(b)   Parent and Merger Sub acknowledge and agree that, except for the representations and warranties made by the Acquired Companies in this Agreement (as qualified by the Company Disclosure Schedule), the Rollover Agreements or any closing certificate delivered pursuant to this Agreement, none of the Acquired Companies or any of their Affiliates nor any other Person is making or has made any representations or warranties, expressed or implied, at law or in equity, with respect to or on behalf of the Acquired Companies, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding the Acquired Companies or any other matter made available to Parent, Merger Sub or their Representatives in expectation of, or in connection with, this Agreement or the Transactions. Neither Parent nor Merger Sub is relying upon and specifically disclaim that they are relying upon or have relied upon any such other representations or warranties that may have been made by any Person and acknowledges and agrees that the Acquired Companies and their Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.
(c)   Parent and Merger Sub have conducted their own independent investigation of the Acquired Companies and the Transactions and have had an opportunity to discuss and ask questions regarding the Acquired Companies’ businesses with the management of the Company.
ARTICLE IV
CERTAIN COVENANTS OF THE COMPANY
Section 4.1   Access and Investigation.   During the period from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement pursuant to Section 7.1 (the “Pre-Closing Period”), upon reasonable advance notice to the Company, the Company shall, and shall cause its Subsidiaries and its and their respective Representatives to, provide Parent and Parent’s Representatives with reasonable access (including electronic access) to each of the Acquired Company’s properties, personnel, offices, books and records, Contracts, commitments, work papers, and other documents and information relating to the Company (other than any of the foregoing to the extent specifically related to the negotiation and execution of this Agreement or any sale process preceding the execution and delivery of this Agreement, or, except as expressly provided in Section 4.1 or Section 5.1, to any Acquisition Proposal), in each case as Parent reasonably requests; provided, however, that any such access shall be conducted at Parent’s sole cost and expense, at a reasonable time during the Company’s normal business hours, under the supervision of appropriate personnel of the Company, and in such a manner as not to unreasonably interfere with the normal operation of the business of the Company, and shall be subject to the Company’s reasonable security measures and insurance requirements and shall not include invasive testing. Nothing herein shall require the Company to permit any inspection or physical testing of real property that in the reasonable judgement of the Company would be detrimental to the Acquired Companies’ business or operations if the Transactions are not consummated nor shall anything herein require the Company to disclose any information to Parent if such disclosure would reasonably be expected to (i) jeopardize any attorney-client or other legal privilege (provided, that the Company shall use its reasonable best efforts to allow the disclosure of such document or information (or as much of it as possible) in a manner that does not result in a loss of attorney-client or other legal privilege), (ii) contravene any applicable Legal Requirement or binding agreement entered into prior to the date of this Agreement (including any confidentiality agreement to which the Company or its

Affiliates is a party); provided, that the Company shall use its commercially reasonable efforts to take actions to allow the disclosure of such document or information (or as much of it as possible) in a manner that does not contravene such applicable Legal Requirement or binding agreement; provided, further, that information shall be disclosed subject to execution of a joint defense agreement in customary form, and disclosure may be limited to external counsel for Parent, to the extent the Company determines, after consultation with outside legal counsel, that doing so may be reasonably required for the purpose of complying with applicable Antitrust Laws, or (iii) result in the disclosure of any valuations of the Company prepared in connection with the Transactions or any other strategic alternative. With respect to the information disclosed pursuant to this Section 4.1, Parent shall comply with, and shall instruct Parent’s Representatives to comply with, all of its obligations under the Confidentiality Agreement dated March 14, 2023, between the Company and Parent, and amended by that certain Confidentiality Agreement Extension Amendment, dated June 25, 2024, between the Company and Parent (the “Confidentiality Agreement”). All requests for information made pursuant to this Section 4.1 shall be directed to the executive officer or other Person designated by the Company.
Section 4.2   Operation of the Acquired Companies’ Business.
(a)   During the Pre-Closing Period except (i) as required or otherwise expressly contemplated under this Agreement, (ii) as required by applicable Legal Requirements, (iii) in connection with the consummation of any HoldCo Unit Exchange in accordance with this Agreement and the HoldCo LLC Agreement, (iv) with the prior written consent of Parent, which consent shall not be unreasonably withheld, delayed or conditioned, or (v) as set forth in Section 4.2 of the Company Disclosure Letter, the Company shall, and shall cause the other Acquired Companies to, use commercially reasonable efforts to (x) conduct their respective business in the ordinary course of business in all material respects and (y) to the extent consistent therewith, preserve their current relationships with material customers, vendors, distributors, lessors, licensors, licensees, creditors and other material business relations in all material respects; provided that (A) no action by any Acquired Company to the extent addressed by the subject matter of any of the subclauses of Section 4.2(b) shall constitute a breach of this Section 4.2(a) and (B) any failure to take any action prohibited by Section 4.2(b) shall not be deemed a breach of this Section 4.2(a).
(b)   During the Pre-Closing Period, except (i) as required or otherwise expressly contemplated under this Agreement, (ii) as required by applicable Legal Requirements, (iii) in connection with the consummation of any HoldCo Unit Exchange in accordance with this Agreement and the HoldCo LLC Agreement, (iv) with the prior written consent of Parent, which consent shall not be unreasonably withheld, delayed or conditioned, or (v) as set forth in Section 4.2 of the Company Disclosure Letter, the Acquired Companies shall not:
(i)   (A) establish a record date for, declare, accrue, set aside or pay any dividend or make any other distribution (whether in cash, securities, other property or any combination thereof) in respect of any shares of its capital stock (including the Company Common Stock) or other equity, equity linked or voting interests, except for dividends or other distributions by a Subsidiary of the Company to the Company or another wholly owned Subsidiary of the Company; (B) repurchase, redeem or otherwise reacquire any of its shares of capital stock (including any Company Common Stock), or any rights, warrants, options or other convertible or exercisable securities to acquire any shares of its capital stock, other than: (1) repurchases or reacquisitions of Shares outstanding as of the date hereof pursuant to the Company’s right (under written commitments in effect as of the date hereof) to purchase or reacquire Shares held by a Company Associate only upon termination of such associate’s employment or engagement by the Company; provided that in the case of each of clauses (1) and (2), the repurchase price therefor does not imply a purchase price in excess of the Merger Consideration; (2) repurchases of Company Stock Awards (or shares of capital stock issued upon the exercise or vesting thereof) outstanding on the date hereof (in cancellation thereof) pursuant to the terms of any such Company Stock Award (in effect as of the date hereof) between the Company and a Company Associate or member of the Company Board only upon termination of such Person’s employment or engagement by the Company; (3) in connection with withholding to satisfy the exercise price or Tax obligations with respect to Company Stock Awards; (4) pursuant to transactions solely between or among Acquired Companies or (5) pursuant to the terms of the Capped Call Confirmations or the Indenture; (C) modify the terms of any shares of its capital stock (including the Company Common Stock) or other equity, equity-linked or voting interests; or (D) enter into any agreement with respect to the voting or registration of any shares of its capital stock (including the Company Common Stock) or other equity, equity linked or voting interests;
(ii)   split, combine, subdivide, adjust, recapitalize or reclassify any shares of its capital stock (including the Company Common Stock) or other equity interests, or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock (including the Company Common Stock), or any of its other equity, equity-linked or voting interests;
(iii)   other than as required pursuant to an Employee Plan as in existence as of the date hereof, sell, issue, grant, deliver, pledge, transfer, encumber or authorize or commit to the issuance, sale, delivery, pledge, transfer, encumbrance or grant by any Acquired Company (other than pursuant to agreements in effect as of the date of this Agreement and set forth on Section 4.2(b) (iii) of the Company Disclosure Letter) of (A) any capital stock, equity interest or other security of the Acquired Company, (B) any option, call, warrant, restricted stock units or other equity- based commitments, subscription or right to acquire any capital stock, equity interest or other security of the Acquired Company or (C) any instrument convertible into or exchangeable for any capital stock, equity interest or other security of the Acquired Company (except that the Company may (1) issue Shares as required to be issued upon the settlement of RSUs outstanding on the date of this Agreement, upon the exercise of Company Options, or the vesting of Company Stock Awards outstanding as of the date of this Agreement, (2) sell shares upon exercise of Company Options if necessary to effectuate an optionee direction upon exercise or sales to satisfy the exercise price or Tax obligations with respect to Company Stock Awards, (3) upon the conversion of the Company Convertible Notes, issue Shares, cash or any combination of Shares and cash pursuant to the terms of the Indenture and (4) issue such securities in transactions solely between or among Acquired Companies);
(iv)   except as may be required by applicable Law or as required pursuant to the terms of any Employee Plan existing on the date hereof: (A) enter into, adopt, materially amend or modify, renew, materially alter the prior interpretation of or terminate any Employee Plan or any plan, policy, program, agreement, arrangement or Contract that would be an Employee Plan if in existence on the date here, (B) grant or pay any special bonus, retention, severance, termination, employment, consulting, bonus, remuneration or similar payments and benefits to any current or former director, officer or employee of the Acquired Company, except to any current employee with annual base cash compensation that is less than $300,000 in the ordinary course of business pursuant to the Company’s annual compensation cycle, (C) (1) hire, engage, promote, transfer, change the title, position or duties, temporarily layoff, furlough or terminate (other than termination for cause (as customarily defined by the Acquired Companies)), (2) take or omit to take any actions that could cause any individual to have “Good Reason” pursuant to his or her change in control agreement, severance agreement, employment agreement or similar agreement with the Company, or (3) accelerate, increase or decrease the compensation, remuneration or benefits of (including, without limitation, the acceleration of the vesting or settlement of any outstanding equity- based awards), in each case, other than an increase in annual base salary or wages in the ordinary course of business for any employee or independent contractor whose annual base cash compensation is less than $300,000, (D) waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement or other material restrictive covenant with respect to any current or former employee or independent contractor of the Acquired Company, (E) implement or announce any layoffs, plant closings, reductions in force, furloughs or material work schedule changes affecting any current or former employee, officer, director or independent contractor of the Acquired Company or (F) forgive any loans to any of its employees, officers or directors or any employees, officers or directors of any of its Subsidiaries or Affiliates;
(v)   terminate, cancel or amend in any material respect any Material Contract, or grant any release, waiver or relinquishment of any material rights under any such Material Contract, other than immaterial amendments, extensions or renewals in the ordinary course of business;
(vi)    enter into any new Contract that, if in existence on the date hereof, would have been a Material Contract, other than entry into purchase orders, statements of work or master agreements with customers or vendors, in the ordinary course of business consistent with past practice and to the extent such Contract would not constitute a Material Contract under Section 2.9(a)(i);

(vii)   (A) enter into (1) any change-of-control agreement with any executive officer, employee, director or independent contractor or (2) any retention agreement with any executive officer or director, or (B) enter into (1) any employment, severance or other material agreement with any executive officer or director or (2) any employment or severance agreement with any non-executive officer employee with annual cash compensation greater than $300,000 or any consulting agreement with an independent contractor with an annual base compensation greater than $300,000;
(viii)   amend or permit the adoption of any amendment to its certificate of incorporation or bylaws or other charter or organizational documents, except as may be required by Legal Requirement or the rules and regulations of Nasdaq;
(ix)   make any loans, advances or capital contributions to, or investments in, any other Person, except for (A) loans solely between or among the Acquired Companies, (B) advances or reimbursements for employee business and travel expenses in the ordinary course of business in amounts that are immaterial or (C) the extension of trade credit to customers in the ordinary course of business;
(x)   form any Subsidiary, acquire any interest in any other Entity or enter into any joint venture, partnership, limited liability corporation or similar arrangement or, except to another Acquired Company, agree or otherwise commit to make a capital contribution in any Entity;
(xi)    make or authorize any capital expenditure except (A) in accordance with the capital budget set forth on Section 4.2(b)(x) of the Company Disclosure Letter or (B) capital expenditures not addressed by the foregoing clause (A) that do not exceed $2,000,000 individually, or $5,000,000 in the aggregate;
(xii)   incur any Indebtedness after the date of this Agreement in excess of $2,000,000 at any one time outstanding, except for (A) Indebtedness incurred to refinance or replace existing Indebtedness outstanding on the date hereof (which is not for an aggregate principal amount greater than such existing Indebtedness and which is prepayable at any time without premium or penalty), (C) guarantees by the Company of existing Indebtedness of any other Acquired Company, (D) letters of credit, bank guarantees, security or performance bonds or similar credit support instruments, overdraft facilities or cash management programs, in each case issued, made or entered into in the ordinary course of business and for immaterial amounts and (E) Indebtedness incurred under any existing credit facilities as in effect on the date hereof;
(xiii)   sell, divest or spin off, abandon, waive, relinquish or permit to lapse, fail to diligently prosecute, enforce or maintain, fail to renew, guarantee, exchange or swap, lease, license, sublicense, transfer, mortgage or otherwise encumber or subject to any Encumbrance (other than a Permitted Encumbrance) or otherwise dispose of or assign any properties or assets with a fair market value that is individually in excess of $2,000,000 or in the aggregate in excess of $5,000,000, except (A) dispositions of supplies, inventory, merchandise or products in the ordinary course of business and dispositions of obsolete, surplus or worn out assets or assets that are no longer used or useful in the conduct of the business of any Acquired Company, (B) transfers between or among the Acquired Companies, (C) voluntary terminations or surrenders of leases or subleases of real property in the ordinary course of business or (D) other sales, leases, transfers, licenses and dispositions in the ordinary course of business consistent with past practice, including transactions pursuant to Standard Licenses;
(xiv)   fail to maintain or allow to lapse, dispose of or abandon, including by failure to pay the required fees in any jurisdiction, any material Company IP used or held for use in its business, or grant permission to enter into the public domain any trade secrets included in the material Company IP;
(xv)   acquire from any third party any (A) business or assets (other than purchases of raw materials, supplies and other items in the ordinary course of business), or (B) equity interests of any Person, in each case of clauses (A) and (B), including by merger, consolidation or acquisition of stock or assets, in each case except for (A) any such acquisitions that are not, individually in excess of $2,000,000 or in the aggregate in excess of $5,000,000 (including the assumption of indebtedness) or (B) with respect to transactions between or among the Acquired Companies;
(xvi)   except as is in the ordinary course of business, make or change any material Tax election, change any annual material Tax accounting period, change any material method of Tax accounting,

file any amended material Tax Return, enter into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Law) with respect to material Taxes with any Governmental Body, or settle or compromise any material Tax claim;
(xvii)   commence any Legal Proceeding, other than (A) routine matters in the ordinary course of business; (B) in such cases where the Company reasonably determines in good faith that the failure to commence suit would result in a material impairment of a valuable aspect of the Acquired Companies’ businesses (provided, that the Company consults with Parent and considers the views and comments of Parent with respect to such Legal Proceedings prior to commencement thereof); or (C) subject to any limitations set forth in other provisions of this Agreement, in connection with a breach of this Agreement, any other agreements contemplated hereby or other matters related to this Agreement;
(xviii)   settle, release, waive or compromise any Legal Proceeding or other claim (or threatened Legal Proceeding or other claim), other than (A) any Legal Proceeding relating to a breach of this Agreement, (B) a settlement or compromise involving only the payment of monies by the Acquired Companies (net of recoveries under insurance policies or indemnity obligations) of not more than $2,000,000 in the aggregate; (C) a settlement solely for monetary damages covered under any of the Acquired Companies’ insurance policies in the ordinary course of business and within applicable policy limits, or (D) a settlement or compromise that results in no monetary obligation of any Acquired Company or the Acquired Companies’ receipt of payment; provided that no such settlement or compromise shall involve any injunctive or equitable relief, or impose material restrictions, on the Acquired Companies, taken as a whole;
(xix)    (A) enter into any collective bargaining agreement or other agreement with any labor organization, works council or similar employee organization (or enter into negotiations to do any of the foregoing) (except to the extent required by applicable Legal Requirements) or (B) voluntarily recognize any labor union, works council, bargaining representative, or any other similar organization as the bargaining representative for any Company Associate;
(xx)   adopt or implement any stockholder rights plan or similar arrangement;
(xxi)   make any material changes in financial accounting methods, principles or practices materially affecting the consolidated assets, liabilities or results of operations of the Acquired Companies, except insofar as may be required (A) by GAAP (or any interpretation thereof), (B) by any applicable Legal Requirement, including Regulation S-X under the Securities Act, or (C) by any Governmental Body (including the Financial Accounting Standards Board or any similar organization);
(xxii)   adopt a plan or agreement of complete or partial liquidation or dissolution, consolidation, restructuring, recapitalization or other reorganization of any of the Acquired Companies (other than a dormant Subsidiary of the Company in the ordinary course of business);
(xxiii)   with respect to any of the Acquired Companies’ material insurance policies, maintain insurance at less than current levels in any material respect or otherwise in a manner inconsistent with past practice;
(xxiv)   engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;
(xxv)   fail to maintain or to comply in all material respects with its obligations under or in respect of any material Animal Drug Applications or material Regulatory Authorizations that have been filed with any Regulatory Authority; or
(xxvi)   authorize, or agree or commit to take, any of the actions described in clauses (i) through (xviii) of this Section 4.2(b).
Notwithstanding the foregoing, nothing contained herein shall give to Parent or Merger Sub, directly or indirectly, rights to control or direct the operations of the Acquired Companies prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions hereof, complete control and supervision of its and its Subsidiaries’ respective operations.

Section 4.3   Acquisition Proposals.
(a)   For the purposes of this Agreement, “Acceptable Confidentiality Agreement” shall mean any customary confidentiality agreement that (i) contains provisions that are not less favorable in the aggregate to the Company (and its Subsidiaries) than those contained in the Confidentiality Agreement (except that the confidentiality agreement need not contain standstill provisions) and (ii) does not prohibit the Company or any of its Subsidiaries from complying with any of its obligations under this Agreement, including providing any information to Parent in accordance with this Section 4.3 or otherwise prohibit the Company from complying with its obligations under this Section 4.3.
(b)   Except as otherwise expressly permitted by this Section 4.3 during the Pre-Closing Period, the Acquired Companies shall not, and shall direct their Representatives not to, and shall not knowingly permit any of their Representatives to, directly or indirectly, (i) engage in any solicitation, knowing facilitation or encouragement (including by way of providing non-public information), discussions or negotiations with any Persons with respect to an Acquisition Proposal or any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal, and (ii) (A) solicit, initiate or knowingly facilitate or knowingly encourage (including by way of furnishing non-public information) any Acquisition Proposal or any inquiries regarding, or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal or the making, submission or announcement of any Acquisition Proposal, (B) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish or afford access to any other Person any non-public information relating to any Acquired Company or its business, properties, assets, books, records or other non-public information, in connection with or for the purpose of solicitating, initiating, knowingly facilitating or encouraging, an Acquisition Proposal or any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal, (C) enter into, approve or endorse any letter of intent, acquisition agreement, agreement in principle or similar agreement with respect to an Acquisition Proposal or any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (each, a “Company Acquisition Agreement”) or (D) authorize or commit to any of the foregoing. Immediately following the execution of this Agreement, the Acquired Companies will cease and cause to be terminated all discussions or negotiations between the Acquired Companies and any Person and such Person’s Representatives (other than Parent and its Affiliates and its and their respective Representatives) in connection with any potential Acquisition Proposal. As soon as reasonably practicable after the date of this Agreement (and in any event within three (3) business days of the date of this Agreement), the Company shall (i) deliver a written notice to each Person (other than Parent and its Affiliates) that entered into a confidentiality agreement in anticipation of potentially making an Acquisition Proposal within twelve (12) months prior to the date of this Agreement, to the effect that the Company is ending all discussions and negotiations with such Person with respect to any Acquisition Proposal, effective on the date thereof, and such notice shall also direct such Person to promptly return or destroy all confidential information concerning the Acquired Companies in accordance with the terms of any confidentiality agreement between such Person and any Acquired Company and (ii) if applicable, terminate all physical and electronic data room access previously granted to any Persons and its Representatives (other than Parent and its Representatives) in connection with any potential Acquisition Proposal. None of the Acquired Companies shall modify, amend or terminate, or waive, release or assign any provisions of, any confidentiality or standstill agreement (or any similar agreement) to which it is a party relating to any potential Acquisition Proposal or inquiry related thereto and shall use commercially reasonable efforts to enforce the provisions of any such agreement; provided, that the Acquired Companies shall be permitted to waive any standstill agreement or standstill provision in any confidentiality agreement (or similar agreement) in order to permit a Person to make an Acquisition Proposal to the Company Board in a confidential manner, if and only if the Company Board shall have determined in good faith (after consultation with the Company’s outside legal counsel) that the failure to so waive would be inconsistent with its fiduciary duties under applicable Legal Requirements.
(c)   Notwithstanding anything in this Section 4.3 or any other provisions of this Agreement to the contrary, but subject to compliance with Section 5.1, in the event that, at any time after the date hereof and prior to the receipt of the Company Required Vote, any Acquired Company or any of their respective Representatives receives a bona fide written Acquisition Proposal that was not solicited in breach of this Section 4.3 from any Person or group of Persons, (i) the Company and its Representatives may contact and engage in discussions with such Person or group of Persons solely to clarify any ambiguous terms and conditions of such Acquisition Proposal and inform such Person or group of Persons of the terms of this Section 4.3 and Section 5.1 and (ii) if the Company Board (or a committee thereof) determines in good faith, after consultation with the Company’s financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal, and the Company Board determines in good faith, after consultation with outside legal counsel, that the failure to take any action set forth in the following clauses (A) or (B) would be inconsistent with its fiduciary duties under applicable Legal Requirements, then the Company and its Representatives may (A) enter into an Acceptable Confidentiality Agreement with such Person or group of Persons and furnish, pursuant to such Acceptable Confidentiality Agreement, information (including non-public information) with respect to the Acquired Companies to the Person or group of Persons who has made such Acquisition Proposal and their respective Representatives and financing sources; provided that the Company shall provide to Parent, prior to or substantially concurrently with the provisions of such information to such Person or group of Persons, all such information that is provided to any such Person or group of Persons given such access which was not previously provided to Parent or its Representatives and (B) engage in or otherwise participate in discussions or negotiations with the Person or group of Persons making such Acquisition Proposal and its respective Representatives and financing sources with respect to such Acquisition Proposal.
(d)   Following the date of this Agreement, the Company shall (i) promptly (and in any event within forty-eight (48) hours) notify Parent in writing if (A) any inquiries, proposals or offers which constitute, or would reasonably be expected to lead to, an Acquisition Proposal, are received by the Acquired Companies or any of their Representatives or (B) any non-public information is requested from any Acquired Company or any of their Representatives in connection with or related to any inquiries, proposals or offers which constitute, or would reasonably be expected to lead to, an Acquisition Proposal or (C) any discussions or negotiations with third parties relating to or in connection with any inquiries, proposals or offers which constitute, or would reasonably be expected to lead to, an Acquisition Proposal are sought, requested or continued, (ii) provide Parent with a written summary of the material terms and conditions of any of the foregoing, including the identity of the Person making such inquiry, proposal, offer or Acquisition Proposal (including copies of any written materials related thereto), (iii) keep Parent reasonably informed of any material developments relating thereto on a reasonably prompt basis (including copies of any written materials related to any amendments or modifications thereto) and (iv) upon the reasonable request of Parent, reasonably inform Parent of the status of such inquiry, proposal, offer or Acquisition Proposal.
(e)   Nothing in this Section 4.3 or elsewhere in this Agreement shall prohibit the Company or the Company Board from (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, (ii) making any disclosure to the Company Stockholders that is required by applicable Legal Requirements, (iii) making any “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act or (iv) electing to take no position with respect to an Acquisition Proposal until the close of business on the tenth business day after the commencement of such Acquisition Proposal pursuant to Rule 14e-2 under the Exchange Act; provided, that any such action that would otherwise constitute a Company Adverse Change Recommendation shall be made only in accordance with Section 5.1(b), it being understood that any of the foregoing which solely describes the Company’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto will not, in and of itself, be deemed a Company Adverse Change Recommendation, in each case, so long as neither the Company Board nor any committee thereof takes any action set forth in Section 5.1(a).
(f)   The Company agrees that in the event any other Acquired Company or Representative of the Company or any of the Acquired Companies takes any action (or omits to take any action) which, if taken (or not taken) by the Company, would constitute a breach of this Section 4.3, the Company shall be deemed to have breached this Section 4.3.

ARTICLE V
ADDITIONAL COVENANTS OF THE PARTIES
Section 5.1   Company Board Recommendation.
(a)   During the Pre-Closing Period, neither the Company Board nor any committee thereof shall (i)(A) withdraw, withhold, amend or qualify or modify, in each case, in a manner adverse to Parent or Merger Sub, or publicly propose to withdraw, withhold, amend or qualify or modify, in each case, in a manner adverse to Parent or Merger Sub, the Company Board Recommendation, (B) fail to include the Company Board Recommendation in the Proxy Statement, (C) fail to publicly reaffirm the Company Board Recommendation within ten (10) business days after Parent so requests in writing (it being understood that the Parent shall only be entitled to make up to two (2) such reaffirmation requests), (D) approve, recommend or declare advisable, or publicly propose to approve, recommend or declare advisable, any Acquisition Proposal or (E) if any tender offer or exchange offer is commenced for equity securities of the Company, fail to recommend against such tender offer or exchange offer by the earlier of (1) the tenth (10th) business day after the commencement of such tender offer or exchange offer and (2) the third (3rd) business day prior to the Company Stockholders Meeting (any action described in this clause (i) being referred to as a “Company Adverse Change Recommendation”), (ii) approve, recommend or declare advisable, or propose to approve, recommend or declare advisable, or allow the Company to execute or enter into any Company Acquisition Agreement (other than an Acceptable Confidentiality Agreement) or (iii) resolve or agree to take any of the foregoing actions.
(b)   Notwithstanding anything to the contrary contained in Section 5.1(a) or elsewhere in this Agreement, at any time prior to the receipt of the Company Required Vote:
(i)   in the event that (x) any Acquired Company receives a written Acquisition Proposal (which Acquisition Proposal did not result from a breach of Section 4.3) from any Person that has not been withdrawn and (y) the Company Board determines in good faith, after consultation with the Company’s financial advisors and outside legal counsel, that such Acquisition Proposal is a Superior Proposal, the Company Board may (A) make a Company Adverse Change Recommendation or (B) authorize the Company to terminate this Agreement in accordance with Section 7.1(h) and enter into a Company Acquisition Agreement with respect to such Superior Proposal, in the case of each of clauses (A) and (B), if and only if: (1) the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to do so would be inconsistent with the fiduciary duties of the Company Board under applicable Legal Requirements; (2) the Company shall have given Parent prior written notice of its intention to consider making a Company Adverse Change Recommendation or terminate this Agreement pursuant to Section 7.1(h) at least four (4) business days prior to making any such Company Adverse Change Recommendation or effecting such termination (such prior written notice of its intention to consider such actions, a “Determination Notice”) (which notice shall not (in and of itself) constitute a Company Adverse Change Recommendation); and (3) (I) the Company shall have provided to Parent unredacted copies of the most current drafts in the Company’s possession of any proposed acquisition agreement with respect to such Acquisition Proposal and any financing commitments or other agreements to be entered into in connection with such Acquisition Proposal and a summary of the material terms and conditions of the Acquisition Proposal in accordance with Section 4.3(d), (II) the Company shall have afforded Parent four (4) business days (the “Match Period”) after delivery of the Determination Notice and the documents contemplated by the foregoing clause (I) to propose revisions to the terms of this Agreement, Financing Letters and the Limited Guarantee or make another proposal so that such Acquisition Proposal would cease to constitute a Superior Proposal, and, to the extent Parent desires to negotiate, shall have negotiated in good faith with Parent with respect to such proposed revisions or other proposal, if any, and (III) after considering the terms of this Agreement, the Financing Letters and the Limited Guarantee and any revisions thereto proposed in writing to be made by Parent, if any, prior to 11:59 p.m. Eastern Time on the last day of the Match Period, the Company Board shall have determined, in good faith, after consultation with the Company’s financial advisors and outside legal counsel, that such Acquisition Proposal continues to constitute a Superior Proposal and, after consultation with the Company’s outside legal counsel, the failure to make the Company Adverse Change Recommendation or terminate this Agreement pursuant to Section 7.1(h) would be inconsistent with the fiduciary duties of the Company Board under applicable Legal Requirements. Issuance of any “stop, look and listen” communication by or on behalf of the Company pursuant to Rule 14d-9(f) shall not, in and of itself, be considered a Company Adverse Change Recommendation and shall not require the giving of a Determination Notice or compliance with the procedures set forth in this Section 5.1, so long as such communication solely describes the Company’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto and neither the Company Board nor any committee thereof takes any action set forth in Section 5.1(a). The provisions of this Section 5.1(b)(i)(2) and Section 5.1(b) (i)(3) shall also apply to any amendment to any economic terms or any material non-economic terms of any Acquisition Proposal and require a new Determination Notice, except that the Match Period with respect thereto shall be deemed to be two (2) business days; and
(ii)   other than in connection with an Acquisition Proposal, the Company Board may make a Company Adverse Change Recommendation in response to a Change in Circumstances, if and only if: (A) the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to do so would be inconsistent with the fiduciary duties of the Company Board under applicable Legal Requirements; (B) the Company shall have given Parent a Determination Notice at least four (4) business days prior to making any such Company Adverse Change Recommendation (which notice describes the Change in Circumstance in reasonable detail) and provides a reasonably detailed explanation of the Company Adverse Recommendation Change; and (C) (1) the Company shall have afforded Parent four (4) business days after the delivery of the Determination Notice to propose revisions to the terms of this Agreement and shall have negotiated, to the extent Parent desires to negotiate, in good faith with Parent with respect to such proposed revisions, so that such Change in Circumstances would no longer necessitate a Company Adverse Change Recommendation, and, to the extent Parent desires to negotiate, shall have negotiated in good faith with Parent with respect to such proposed revisions or other proposal, if any, and (2) after considering the terms of this Agreement, the Financing Letters and the Limited Guarantee and the effect of proposed revisions made in writing by Parent, if any, prior to 11:59 p.m. Eastern Time on the fourth (4th) business day following delivery of the Determination Notice, the Company Board shall have determined, in good faith after consultation with the Company’s outside legal counsel, that the failure to make the Company Adverse Change Recommendation in response to such Change in Circumstances would still be inconsistent with the fiduciary duties of the Company Board under applicable Legal Requirements. For the avoidance of doubt, the provisions of this Section 5.1(b)(ii) (B) and Section 5.1(b)(ii) (C) shall also apply to any material change to the facts and circumstances relating to such Change in Circumstance and require a new Determination Notice, except that the references to four (4) business days in Section 5.1(b)(ii)(C) shall be deemed to be two (2) business days.
(iii)   Notwithstanding anything in the Confidentiality Agreement to the contrary, nothing therein shall prohibit or limit the ability of Parent or any of its Affiliates or Representatives to make any proposals to, or undertake any negotiations with, the Company as contemplated by this Section 5.1.
Section 5.2   Proxy Statement.
(a)   As promptly as reasonably practicable (and in any event within 30 days) following the date of this Agreement, the Company shall prepare and file with the SEC, in preliminary form, a proxy statement relating to a meeting of the Company Stockholders (the “Company Stockholder Meeting”) (as amended or supplemented from time to time, the “Proxy Statement”) for the purpose of obtaining the Company Required Vote. Subject to Section 5.1(b), the Company shall include the Company Board Recommendation in the Proxy Statement. Each of the Company and Parent shall furnish all information concerning itself and its Affiliates that is reasonably requested by the Company to be included in the Proxy Statement and Parent shall otherwise reasonably assist and cooperate with the Company in the preparation of the Proxy Statement and the resolution of any comments thereto received from the SEC. The Company will cause the Proxy Statement to comply in all material respects with the applicable requirements of the Exchange Act and the DGCL and the rules and regulations of the SEC and the Nasdaq. The Company covenants that, on the date of filing, the date of mailing to the Company Stockholders and at the time of the Company Stockholder Meeting, the Proxy Statement (excluding any information supplied by Parent, Merger Sub or their Affiliates or Representatives or any Equity Financing Party or Financing Source, in each case, specifically for inclusion or incorporation by reference in the Proxy Statement) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. The Company shall use its reasonable best efforts to respond as promptly as reasonably practicable to any (written or oral) comments of the SEC with respect to the Proxy Statement and to have the Proxy Statement cleared by the SEC as promptly as reasonably practicable and to file the Proxy Statement with the SEC in definitive form promptly thereafter. The Company shall promptly notify Parent upon the receipt of any (written or oral) comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall provide Parent with a copy of all substantive written correspondence between the Company or any of the Company’s Representatives, on the one hand, and the SEC or its staff, on the other hand (and a summary of any substantive oral conversations) with respect to the Proxy Statement or the Transactions. Until such time as there has been a Company Adverse Change Recommendation, the Company shall give Parent and its counsel a reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, prior to filing such documents with the SEC and disseminating such documents to the Company Stockholders and reasonable opportunity to review and comment on all responses to requests for additional information and shall give due consideration, in good faith, to including any comments on each such document or response that are reasonably proposed by Parent. If, at any time prior to the Company Stockholders Meeting, any information relating to the Company, Parent or any of their respective Affiliates, officers, directors or other Representatives should be discovered by the Company or Parent that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall promptly notify the other Parties, and the Company shall promptly file an appropriate amendment or supplement to the Proxy Statement describing such information with the SEC and, to the extent required by applicable Legal Requirements, cause such amendment or supplement to be promptly disseminated to the Company Stockholders; provided, that the delivery of such notice and the filing of any such amendment or supplement shall not affect or be deemed to modify any representation or warranty made by any Party hereunder or otherwise affect the remedies available hereunder to any Party.
(b)   The Company shall, as promptly as reasonably practicable (and in no event later than ten (10) calendar days) after the date on which the Company is informed that the SEC does not intend to review the Proxy Statement or has no further comments thereon, (i) mail or cause to be mailed the Proxy Statement (including a form of proxy) in definitive form to the Company Stockholders in accordance with applicable Legal Requirements and the Company’s bylaws; and (ii) subject to applicable Legal Requirements (including conducting a broker search pursuant to Section 14a-13 of the Exchange Act in order to hold the Company Stockholders Meeting as described in this Section 5.2(b)), take all other action necessary under all applicable Legal Requirements, the Certificate of Incorporation, the Company’s bylaws and the rules of Nasdaq to duly call, give notice of, convene and hold the Company Stockholders Meeting. The Company shall hold the Company Stockholders Meeting as promptly as reasonably practicable after the date on which the Proxy Statement mailing to stockholders is complete and in any event no later than thirty (30) calendar days after the date of such completed mailing (or if the Company’s nationally recognized proxy solicitor advises that thirty (30) days from the date of mailing the Proxy Statement is insufficient time to submit and obtain the Company Required Vote, such later date to which Parent consents (such consent not to be unreasonably delayed, conditioned or withheld)). The Company shall not postpone, recess or adjourn the Company Stockholders Meeting; provided, however, that the Company may, in its sole discretion, adjourn, recess or postpone the Company Stockholders Meeting (A) with the prior written consent of Parent, (B) after consultation with Parent, to the extent the Company determines such adjournment, recess or postponement is necessary or advisable (1) to permit the preparation, filing and dissemination of any supplement or amendment to the Proxy Statement that the Company has determined, on the advice of outside legal counsel, is reasonably likely to be required under applicable Legal Requirements and (2) for such supplement or amendment to be reviewed by the Company Stockholders in advance of the Company Stockholders Meeting, (C) to the extent required by a court of competent jurisdiction in connection with any proceedings in connection with this Agreement or the Transactions, (D) if as of the time for which the Company Stockholders Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the

Company Stockholders Meeting and to obtain the Company Required Vote, whether or not a quorum is present or (E) to solicit additional proxies for the purpose of obtaining the Company Required Vote (it being understood that, with respect to clauses (A) through (E) above, the Company shall not postpone or adjourn the Company Stockholders Meeting more than two times without Parent’s prior written consent). The Company shall, unless there has been a Company Adverse Change Recommendation, use its reasonable best efforts to (1) solicit from the Company Stockholders proxies in favor of the Company Required Vote and (2) take all other actions necessary or advisable to secure the Company Required Vote. The Company shall, upon the request of Parent following the dissemination of the definitive Proxy Statement, keep Parent reasonably informed regarding the proxies received by the Company with respect to the Company Stockholders Meeting. Without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), the Company Stockholders Meeting will not be postponed or adjourned by more than ten (10) business days each time for any event giving rise to such a postponement or adjournment.
(c)   Nothing in this Section 5.2 shall be deemed to prevent the Company, the Company Board or any committee thereof from taking any action they are permitted or required to take under, and in compliance with, Section 4.3 or Section 5.1(b).
(d)   Notwithstanding any Company Adverse Change Recommendation, the Company shall nonetheless submit this Agreement to the holders of Shares for adoption at the Company Stockholders Meeting in accordance with the terms of this Agreement, unless this Agreement has been terminated in accordance with Article VII prior to the Company Stockholders Meeting.
Section 5.3   Filings, Consents and Approvals.
(a)   Subject to the terms and conditions set forth in this Agreement, each of the Parties shall use, and shall cause their respective Subsidiaries to use, their respective reasonable best efforts to take, or cause to be taken, all actions, to file, or cause to be filed, all documents and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable to satisfy the conditions to the Closing and consummate and make effective the Transactions as soon as reasonably practicable, and in any event prior to the Termination Date, including (i) the obtaining of all necessary actions or nonactions, waivers, consents, clearances, decisions, declarations, approvals and, expirations or terminations of waiting periods from Governmental Bodies and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain any such consent, decision, declaration, approval, clearance or waiver, or expiration or termination of a waiting period by or from, or to avoid an action or proceeding by, any Governmental Body, (ii) the obtaining of all necessary consents, authorizations, approvals or waivers from third parties and (iii) the execution and delivery of any additional instruments necessary or reasonably advisable to consummate the Transactions; provided that this Section 5.3(a) shall not require any Party to waive any right or condition contained in this Agreement. This Section 5.3(a) shall not apply to any obligations with respect to Antitrust Laws or any filings, consents or approvals thereunder, which shall instead be governed by Sections 5.3(b) through (g), respectively.
(b)   Parent and Merger Sub shall promptly take, and cause their respective Subsidiaries to promptly take, any and all actions necessary to cause the prompt expiration or termination of any applicable waiting period and to resolve objections, if any, of the FTC or the DOJ or other Governmental Bodies, including those of any other jurisdiction for which consents, permits, authorizations, waivers, clearances, approvals and expirations or terminations of waiting periods are sought or become required with respect to the Transactions, so as to obtain such consents, permits, authorizations, waivers, clearances, approvals, or termination of the waiting period under the HSR Act or other Antitrust Laws, and to avoid the commencement of a lawsuit by the FTC, the DOJ, or other Governmental Bodies, and to avoid the entry of, effect the dissolution of, or to eliminate, any Legal Restraint, which would otherwise have the effect of preventing the Closing or delaying the Closing beyond the Termination Date, as promptly as reasonably possible and in any event prior to the Termination Date, including (A) negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, lease, license, divestiture or disposition of any assets, rights, product lines, or businesses of the Company, the Parent or any of their respective Subsidiaries, (B) terminating existing relationships, contractual rights or obligations of the Company, the Parent or any of their respective Subsidiaries, (C) terminating any venture or other arrangement, (D) creating any relationship, contractual rights or obligations of the Company, the Parent or any of their respective Subsidiaries, (E) effectuating any other change or restructuring of the Company, the Parent or any of their respective Subsidiaries, (F) proposing, negotiating, effecting or agreeing to effect or executing any settlements, undertakings, consent decrees, stipulations or other agreements with any Governmental Body or with any other Person, including regarding the sale, divestiture, license or other disposition of its and its Subsidiaries’ assets, properties or businesses or of the Acquired Companies’ assets, properties or businesses to be acquired pursuant hereto, and entering into such other arrangements, as are necessary or advisable in order to avoid the entry of, and the commencement of litigation seeking the entry of, or to eliminate, any Legal Restraint as promptly as possible and in any event prior to the Termination Date and (G) otherwise taking or committing to take any actions with respect to the businesses, product lines or assets of the Company, the Parent or any of their respective Subsidiaries; provided, however, (1) no Party shall be required to take or commit to take any such action, or agree to any such condition or restriction, in each case that is described in the foregoing clauses (A) through (G), if such action, commitment, agreement, condition or restriction is not conditioned upon the occurrence of the Closing, (2) the Acquired Companies shall be required to become subject to, or consent or agree to or otherwise take any of the foregoing actions if Parent requests any of them to take such action so long as such action is conditioned on the Closing, (3) without the prior written consent of the Parent, none of the Acquired Companies shall take any of the foregoing actions, (4) Parent shall not be obligated to take, or agree to take, any of the foregoing actions with respect to any Person, or the assets, properties or businesses of any Person, other than Parent and its Subsidiaries (including the Acquired Companies and the Surviving Corporation) and (5) Parent shall not be obligated to take, or agree to take, any of the foregoing actions if such actions, in the aggregate, would or would reasonably be expected to have a material adverse effect on the Parent and its Subsidiaries (including the Surviving Corporation) or prevent the utilization of the Financing at or after the Closing as contemplated by the Financing Letters (and the definitive agreements contemplated thereby) (including with respect to collateral security and ratings).
(c)   Subject to the terms and conditions of this Agreement, each of the Parties hereto shall (and shall cause their respective Affiliates, if applicable, to): (i) promptly, but in no event later than ten (10) business days after the date hereof, or such other date as may be agreed in writing between antitrust counsel for each Party, make an appropriate filing of all Notification and Report forms as required by the HSR Act with respect to the Transactions; and (ii) promptly, but in no event later than fifteen (15) business days after the date hereof, or such other date as may be agreed in writing between antitrust counsel for each Party, make all other filings, notifications or other consents as may be required to be made or obtained by such Party under foreign Antitrust Laws in those jurisdictions identified in Schedule 5.3(c), if any, which contains the list of the only jurisdictions where filing, notification, expiration of a waiting period or consent or approval is a condition to Closing.
(d)   Without limiting the generality of anything contained in this Section 5.3, during the Pre-Closing Period, each Party shall, except as may be prohibited by any Governmental Body or by any Legal Requirement, use its reasonable best efforts to (i) cooperate in all respects and consult with each other in connection with any filing or submission in connection with any investigation or other inquiry by a Governmental Body or third party before a Governmental Body, including allowing the other Party to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions, (ii) give the other Parties prompt notice of the making or commencement of any request, inquiry, investigation or Legal Proceeding brought by a Governmental Body or brought by a third party before any Governmental Body, in each case, with respect to the Transactions, (iii) keep the other Parties reasonably informed on a prompt and regular basis as to the status of any such request, inquiry, investigation, action or Legal Proceeding, (iv) promptly inform the other Parties of any communication to or from the FTC, DOJ, or any other Governmental Body in connection with any such request, inquiry, investigation, action or Legal Proceeding, (v) promptly furnish the other Party with copies of substantive documents, communications or materials provided to or received from any Governmental Body in connection with any such request, inquiry, investigation, action or Legal Proceeding, (vi) to the extent reasonably practicable, consult in advance and cooperate with the other Parties and consider in good faith the views of the other Parties in connection with any substantive communication, analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal to be made or submitted in connection with any such request, inquiry, investigation or Legal Proceeding, and (vii) in connection with any such request, inquiry, investigation or Legal Proceeding in respect of the Transactions, provide advance notice of and permit authorized Representatives of the other Party to be present at each substantive meeting or telephone or video conference relating to such request, inquiry, investigation, action or Legal Proceeding and to have access to and be consulted in advance in connection with any substantive argument opinion or proposal to be made or submitted to any Governmental Body in connection with such request, inquiry, investigation, action or Legal Proceeding. Materials required to be provided pursuant to this Section 5.3(d) may be (A) redacted (1) to remove references concerning the valuation of the Company or other bidders for the Company, (2) as necessary to comply with contractual arrangements, or (3) as necessary to preserve the attorney-client privilege, or (B) designated as “outside counsel only,” which materials and the information therein shall be given only to outside counsel or previously-agreed outside consultants of the recipient and will not be disclosed by such outside counsel or outside consultants to employees of the recipient without the advance written consent of the Party providing such materials. Each Party shall respond as promptly as practicable to any reasonable request for information, documentation, other material or testimony that may be reasonably requested by any Governmental Body, including by complying at the earliest reasonably practicable date with any request for additional information, documents or other materials received by any Party or any of their respective Subsidiaries from any Governmental Body in connection with such applications or filings for the Transactions. Parent shall pay all filing fees under the HSR Act and all filing fees required under other Antitrust Laws or to obtain any other Governmental Authorization; provided, that, except as may be prohibited by any Governmental Body or by any Legal Requirement, Parent and the Company each shall bear its own costs for the preparation of any such filings. Neither Parent nor the Company shall, without the prior written consent of the other, commit to or agree with any Governmental Body (I) to enter into any timing agreement, stop the clock, stay, toll or extend any applicable waiting period, or pull and refile, under the HSR Act or any other applicable Antitrust Laws, or (II) not to consummate the Merger or the Transactions for any period of time. Subject to its obligations under this Agreement, including as otherwise set forth in this Section 5.3, Parent and the Company shall consult in good faith regarding strategy for obtaining any Governmental Authorizations in connection with the Transactions including the overall development of the positions to be taken and the regulatory actions to be requested in any filing or submission with a Governmental Body in connection with the Transactions and in connection with any investigation or other inquiry or litigation by or before, or any negotiations with, a Governmental Body relating to the Transactions and of all other regulatory matters incidental thereto; provided, that in the event of a dispute between Parent and the Company, the final determination regarding such strategy shall be made by Parent, after consulting with the Company and considering the Company’s views in good faith.
(e)   During the Pre-Closing Period, without the prior written consent of the Company, Parent and Merger Sub shall not, and shall cause their respective Subsidiaries and the controlled Affiliates of the Guarantors (including, for the avoidance of doubt, any sister funds) not to, directly or indirectly, (i) acquire or enter into any agreement to acquire, or announce any acquisition of any business, Person or assets, that competes at such time with the Acquired Companies or (ii) acquire or agree to acquire any assets, business or any Person, whether by merger, consolidation, purchasing a substantial portion of the assets of or equity in any Person or by any other manner or engage in any other transaction or take any other action, if the entering into of an agreement relating to or the consummation of such acquisition, merger, consolidation or purchase or other transaction or action would reasonably be expected to (A) prevent the obtaining of any authorization, consent, clearance, approval or order of a Governmental Body necessary to consummate the Merger and the Transactions, including any approvals and expiration or termination of waiting periods pursuant to the HSR Act or any other applicable Legal Requirements, (B) materially increase the risk of any Governmental Body entering any Legal Restraint, or (C) otherwise materially delay or materially impede the consummation of the Merger and the Transactions.
Section 5.4   Employee Benefits.
(a)   For a period of one year following the Effective Time, Parent shall provide, or cause to be provided, to each employee of an Acquired Company who is employed by an Acquired Company as of immediately prior to the Effective Time and who continues to be employed by the Surviving Corporation (or any Affiliate thereof) during such period (each, a “Continuing Employee”) (i) base salary (or base wages, as the case may be), annual cash incentive target amount and commission opportunities, each of which is no less favorable than the base salary (or base wages, as the case may be), annual incentive target amount and commission opportunities provided to such Continuing Employee immediately prior to the Effective Time, and (ii) employee benefits (including vacation and related benefits and excluding equity or equity-based compensation, long-term incentives, defined benefit pension, nonqualified deferred compensation and retiree or post-termination welfare benefits or compensation, severance payments and severance benefits, collectively, the “Excluded Benefits”) that are substantially comparable in the aggregate to the employee benefits (excluding the Excluded Benefits) provided to such Continuing Employees immediately prior to the Effective Time pursuant to the Employee Plans. Without limiting the foregoing:
(b)   Parent shall provide each Continuing Employee with service credit for eligibility to participate, benefit levels (including levels of benefits under Parent’s or the Surviving Corporation’s vacation policy) and eligibility for vesting under Parent or the Surviving Corporation’s employee benefit plans and arrangements (other than any equity or equity-based plan or arrangement) with respect to his or her length of service with the Company (and its Subsidiaries and predecessors) prior to the Closing Date, but not for purposes of benefit accruals, provided that the foregoing shall not result in the duplication of benefits for the same period of service.
(c)   With respect to any accrued but unused personal, sick or vacation time to which any Continuing Employee is entitled pursuant to the personal, sick or vacation policies applicable to such Continuing Employee immediately prior to the Effective Time, Parent shall, or shall cause the Surviving Corporation to and instruct its Affiliates to, as applicable (and without duplication of benefits), assume, as of the Effective Time, the liability for such accrued personal, sick or vacation time and allow such Continuing Employee to use such accrued personal, sick or vacation time in accordance with the practice and policies of the Company, as may be amended in accordance with the terms of the existing practices and policies.
(d)   To the extent that service is relevant for eligibility, vesting or allowances (including paid time off) under any health or welfare benefit plan of Parent or the Surviving Corporation, then Parent shall, and shall cause its Affiliates to, use commercially reasonable efforts to (i) waive all limitations as to pre-existing conditions, exclusions, actively-at-work requirements and waiting periods with respect to participation and coverage requirements applicable to the Continuing Employees (and their eligible dependents), to the extent that such conditions, exclusions and waiting periods would not apply under a similar employee benefit plan in which such employees participated immediately prior to the Effective Time, (ii) ensure that such health or welfare benefit plan shall, for purposes of eligibility, vesting, deductibles, co-payments and out-of-pocket maximums and allowances (including paid time off), credit Continuing Employees (and their eligible dependents) for service and amounts paid prior to the Effective Time with the Company to the same extent that such service and amounts paid was recognized prior to the Effective Time under the corresponding health or welfare benefit plan of the Company and (iii) as applicable, credit each Continuing Employee with his or her contribution balances, if any, under the health savings accounts, flexible spending accounts and dependent care spending accounts administered under Employee Plans which contributions are made during the Employee Plan year in which the Closing occurs.
(e)   The provisions of Section 5.4(a) through (d) are solely for the benefit of the Parties to this Agreement, and no provision of this Section 5.4(a) through (d) is intended to, or shall, constitute the establishment or adoption of or an amendment to any employee benefit plan for purposes of ERISA or otherwise and no current or former employee or any other individual associated therewith shall be regarded for any purpose as a third party beneficiary of this Agreement or have the right to enforce the provisions hereof. Furthermore, nothing in Section 5.4(a) through (d) or elsewhere shall (i) establish or constitute an amendment, termination or modification of, or an undertaking to establish, amend, terminate or modify, any benefit plan, program, agreement or arrangement or (ii) alter or limit the ability of Parent, its Affiliates or the Surviving Corporation to amend, modify or terminate, in accordance with its terms, any benefit or compensation plan, policy, program, agreement, Contract or arrangement at any time assumed, established, sponsored or maintained by any of them or (iii) be construed to create a right in any Person to employment, engagement or service or any right to continued employment, engagement or service with Parent, the Surviving Corporation or any other Affiliate of the Surviving Corporation and the employment of each Continuing Employee shall be “at will” employment.
(f)   On February 3, 2025 (whether such date occurs prior to, on or after the Closing Date), the Company shall pay annual cash bonuses under the Company’s short-term incentive plan program as approved by the Compensation Committee of the Company Board on February 22, 2024 and amended on May 1, 2024 to the applicable employees of the Acquired Companies as of immediately prior to the Effective Time (the “Company Employees”) based on achievement in respect of the 2024 performance year (it being understood and agreed that costs and expenses incurred by the Company in connection with the transactions contemplated by this Agreement and the matters disclosed in Part B of the Company Disclosure Letter shall not be taken into account for this purpose) in a maximum aggregate amount not to exceed $12.1 million. From and after the Effective Time, Parent shall cause the Company to satisfy its obligations under this Section 5.4(f) and shall not take any actions inconsistent therewith. The provisions of this Section 5.4(f) shall survive the Merger and are (i) intended to be for the benefit of, and shall be enforceable by, each of the Company Employees and their successors, assigns and heirs and (ii) in addition to, and not in substitution for, any other rights that any such Person may have by contract, under applicable Legal Requirements or otherwise. This Section 5.4(f) may not be amended, altered or repealed after the Effective Time in such a manner as to adversely affect the rights of any Company Employee or any of their successors, assigns or heirs without the prior written consent of the affected Company Employee.
Section 5.5   Indemnification of Officers and Directors.
(a)   The Parties agree that, to the fullest extent permitted by applicable Legal Requirements, all rights to indemnification, advancement of expenses and exculpation by the Company or another Acquired Company existing in favor of those Persons who are directors and officers of any Acquired Company as of the date of this Agreement or have been directors or officers of any Acquired Company in the past (the “Indemnified Persons”) for their acts and omissions occurring prior to the Effective Time (whether asserted or claimed prior to, at or after the Effective Time), as provided in the certificate of incorporation and bylaws (or applicable governing documents) of the applicable Acquired Company (as in effect as of the date of this Agreement and made available to Parent prior to the date hereof) and as provided in the indemnification agreements between the Acquired Company and said Indemnified Persons (as set forth on Section 5.5(a) of the Company Disclosure Letter and in effect as of the date of this Agreement) in the forms made available by the Company to Parent or Parent’s Representatives prior to the date of this Agreement, shall survive the Closing and to the fullest extent permitted under applicable Legal Requirements shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of such Indemnified Persons with respect to indemnification, advancement of expenses and exculpation without an affected Indemnified Person’s prior written consent, and shall be observed by the Surviving Corporation and its Subsidiaries to the fullest extent available under applicable Legal Requirements for a period of six years from the Effective Time, and any claim made pursuant to such rights within such six-year period shall continue to be subject to this Section 5.5(a) and the rights provided under this Section 5.5(a) until disposition of such claim (even if after such six-year period).
(b)   From the Effective Time until the sixth anniversary of the date on which the Effective Time occurs, Parent and the Surviving Corporation (together with their successors and assigns, the “Indemnifying Parties”) shall, to the fullest extent permitted under applicable Legal Requirements, indemnify and hold harmless each Indemnified Person in his or her capacity as an officer or director of an Acquired Company against all losses, claims, damages, liabilities, fees, expenses (including reasonable and documented attorneys’ fees), judgments, amounts paid in settlement or fines incurred by such Indemnified Person in connection with any pending or threatened Legal Proceeding based on or arising out of, in whole or in part, the fact that such Indemnified Person is or was (or any acts or omissions by such Indemnified Person in his her or capacity as) a director or officer of an Acquired Company at or prior to the Effective Time and pertaining to any and all matters pending, existing or occurring at or prior to the Effective Time (whether asserted or claimed prior to, at or after the Effective Time), including any such matter arising under any claim with respect to the Transactions. Without limiting the foregoing, from the Effective Time until the sixth anniversary of the date on which the Effective Time occurs, the Indemnifying Parties shall also, to the fullest extent permitted under applicable Legal Requirements, advance reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the Indemnified Persons in connection with matters for which such Indemnified Persons are eligible to be indemnified pursuant to this Section 5.5(b) within thirty (30) days after receipt by Parent of a written request for such advance, subject to the execution by such Indemnified Persons of appropriate undertakings in favor of the Indemnifying Parties to repay such advanced costs and expenses if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Person is not entitled to be indemnified under this Section 5.5(b).
(c)   From the Effective Time until the sixth anniversary of the Effective Time, the Surviving Corporation shall, and Parent shall (i) cause the Surviving Corporation to, maintain in effect the existing policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the

Acquired Companies as of the date of this Agreement (an accurate and complete copy of which has been made available by the Company to Parent or Parent’s Representatives prior to the date of this Agreement) for the benefit of the Indemnified Persons who are currently covered by such existing policies with respect to their acts and omissions occurring prior to the Effective Time in their capacities as directors and officers or fiduciaries of the Company (as applicable) on terms with respect to coverage, deductibles and amounts no less favorable than such existing policies or (ii) at Parent’s or the Company’s election, Parent or the Company, as applicable, may (through a nationally recognized insurance broker) purchase six-year “tail” policies for the existing policies, effective as of the Effective Time, and if such “tail policies” have been obtained, it shall be deemed to satisfy all obligations to obtain or maintain insurance pursuant to this Section 5.5(c). Notwithstanding anything to the contrary in this Section 5.5(c), in no event shall the Surviving Corporation be required to expend an amount in excess of 300% of the aggregate annual premiums currently payable by the Acquired Companies as of the date of this Agreement with respect to such existing policies (which current aggregate annual premiums are set forth on Section 5.5(c) of the Company Disclosure Letter), it being understood that if the annual premiums payable for such insurance coverage exceeds such amount, Parent shall be obligated to cause the Surviving Corporation to obtain a policy with the greatest coverage available for a cost equal to such amount.
(d)   In the event Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or Entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, Parent shall ensure that the successors and assigns of Parent or the Surviving Corporation, as the case may be, or at Parent’s option, Parent, shall expressly assume the obligations set forth in this Section 5.5.
(e)   The provisions of this Section 5.5 shall survive the Merger and are (i) intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Persons and their successors, assigns and heirs and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract, under applicable Legal Requirements or otherwise. Unless required by applicable Legal Requirement, this Section 5.5 may not be amended, altered or repealed after the Effective Time in such a manner as to adversely affect the rights of any Indemnified Person or any of their successors, assigns or heirs without the prior written consent of the affected Indemnified Person.
Section 5.6   Securityholder Litigation.   During the Pre-Closing Period the Company shall promptly notify Parent of any litigation against the Company, any of its Affiliates or any of its or their respective directors, officers, employees, securityholders or Representatives relating to the Transactions and keep Parent informed on a reasonably current basis with respect thereto (including by providing Parent with copies of all pleadings with respect thereto). The Company shall give Parent the right to review and comment on all substantive filings or responses to be made or filed, or any settlement or other agreements to be entered into, by or on behalf of the Company in connection with such litigation (and the Company shall in good faith take such comments into account); provided that the Company shall control the defense and strategy for any such litigation. No such settlement, compromise, arrangement, understanding, or admission of liability or wrongdoing, shall be agreed to without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).
Section 5.7   Financing.
(a)   Parent shall use, and shall cause Parent’s Affiliates and Representatives to use, reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to arrange and obtain the Financing on the terms and conditions not less favorable than those set forth in the Financing Letters, including using reasonable best efforts to: (i) maintain in effect the Financing Letters until the consummation of the Transactions (subject to any amendment, supplement, replacement, substitution, termination or other modification or waiver that is not prohibited by clause (h) below), (ii) satisfy (or obtain a waiver of) on a timely basis all conditions and covenants applicable to Parent and Parent’s Affiliates in the Financing Letters (including by consummating the Equity Financing pursuant to the terms of the Equity Commitment Letter) and otherwise comply with its obligations thereunder that are within its control, (iii) negotiate, enter into, execute and deliver definitive agreements with respect thereto on a timely basis on the terms and conditions contemplated by the applicable Financing Letters or on other terms no less favorable in any material respect to Parent and Merger Sub than the terms provided in the Financing Letters,

(iv) assuming that all conditions contained in any Financing Letter that are not within the control of Parent or Merger Sub have been satisfied, consummate the Financing at or prior to the Closing and (v) assuming that all conditions contained in any Financing Letter that are not within the control of Parent or Merger Sub have been satisfied, enforce its rights under the Financing Letters. Parent shall, upon the reasonable request of the Company, keep the Company reasonably informed with respect to all material activity concerning the status of its efforts to arrange the Debt Financing and provide to the Company copies of the material definitive documents for the Debt Financing. Parent shall (A) give the Company prompt notice of (and keep the Company informed on a reasonably current basis in reasonable detail with respect to) (i) any material breach or material default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any material breach or material default) by any party to any Financing Letter or definitive document related to the Financing in each case of which Parent becomes aware and (ii) if at any time for any other reason Parent believes that it will not be able to obtain all or any portion of the Required Amount contemplated by the Financing Letters at or prior to the Closing on the terms and conditions (including any market flex provisions in the Debt Fee Letter) contemplated by any of the Financing Letters or the definitive documents related to the Financing; (B) give the Company prompt notice of (and keep the Company informed on a reasonably current basis in reasonable detail with respect to) the receipt of any written notice or, to the knowledge of Parent, other written communication from any Financing Source with respect to (1) any actual or potential breach, default, termination or repudiation of the Financing Letters or any definitive document related to the Financing by any party thereto, (2) any material dispute or disagreement between or among any parties to any Financing Letter or any definitive document related to the Financing and (3) the occurrence of an event or development that would reasonably be expected to materially adversely impact the ability of Parent to obtain all or any portion of the Financing in an amount sufficient to pay the Required Amount; and (C) deliver to the Company complete, correct and executed copies of any assignment, amendment, supplement, modification, replacement, restatement, substitution or waiver of any Financing Letters (including all related fee letters, which may be redacted as provided in Section 3.7); provided that in no event shall Parent be under any obligation to disclose any information pursuant to preceding clauses (A), (B) or (C) that would waive the protection of attorney-client or similar privilege.
(b)   Prior to the Closing, the Company shall use reasonable best efforts to provide, and to cause its Subsidiaries and Representatives to provide, to Parent, at Parent’s sole expense, such customary cooperation as may be reasonably requested by Parent in connection with the arrangement, marketing, syndication and consummation of the Debt Financing, including (i) participating (and causing senior management and Representatives of the Company to participate) in a reasonable and limited number of meetings, presentations, due diligence sessions, “road shows” and sessions with prospective financing sources, investors and rating agencies, in respect of the Debt Financing; (ii) assisting Parent with the preparation of materials for rating agencies presentations, bank information memoranda (including a bank information memorandum that does not include material non-public information and the delivery of customary authorization letters with respect to the bank information memoranda executed by a senior officer of the Company authorizing the distribution of information to prospective lenders or investors and containing (A) a representation to the Financing Sources that the public side versions of such documents, if any, do not include material non-public information about the Company or its Subsidiaries or their securities and (B) a “10b-5” representation by the Company consistent with the Debt Commitment Letter) and similar documents required in connection with the Debt Financing; (iii) assisting Parent in connection with the preparation, execution and delivery of any credit agreement, pledge and security documents, currency or interest hedging arrangements, solvency certificates and other definitive financing documents (and any disclosure schedules thereto), and any other certificates or documents with respect to the Debt Financing (including a customary solvency certificate by the chief financial officer of the Company set forth in form of Annex I to the Conditions Exhibit of the Debt Commitment Letter). and otherwise necessary to facilitate the pledging of collateral and the granting of security interests in respect of the Debt Financing, and providing information reasonably necessary to complete customary perfection certificates and other customary loan documents required in connection with the Debt Financing, it being understood that any such documents will not be recorded or take effect until the Closing Date and no officer of the Company or any of its Subsidiaries who is not remaining in such position following the Closing shall be obligated to execute any certificate or other document contemplated by this Section 5.7(b) in connection with the Debt Financing); (iv) furnishing Parent, Merger Sub and the Financing Sources upon reasonable request with such financial and other pertinent information regarding the

Company and its Subsidiaries (including information regarding the business and operations thereof), to the extent prepared by the Company in the ordinary course of business, as may be reasonably requested by Parent to assist in the preparation of customary information documents used in financings associated with leveraged buyouts of comparable sized companies; (v) at least 5 Business Days prior to Closing, furnishing Parent and the Financing Sources with all documentation and other information about the Company and its Subsidiaries as is reasonably requested by Parent at least 10 Business Days prior to Closing, in accordance with the requirements of the Financing Sources, required under applicable “know your customer” and anti-money laundering rules and regulations (including the PATRIOT Act), including a certification in relation to the Company regarding individual beneficial ownership solely to the extent required by 31 C.F.R. §1010.230; and (vi) assisting Parent (A) in obtaining borrowing base certificates delivered under existing “asset based” revolving facilities of the Company and its Subsidiaries, (B) with obtaining appraisals and field exams required in connection with the Debt Financing and (C) in completing any borrowing base certificate required in connection with the Debt Financing, and establishing bank and other accounts and blocked account agreements and lock box arrangements in connection with the foregoing. The Company hereby consents, on behalf of itself and its Subsidiaries, to the use of the Company’s and its Subsidiaries’ logos in connection with the Financing; provided that such logos are used in a manner that is not intended to, or reasonably likely to, harm or disparage the Company’s or its Subsidiaries’ reputation or goodwill.
(c)   Notwithstanding the foregoing, nothing in Section 5.7(b) shall require any such cooperation to the extent that it could result in the Company or any of its Subsidiaries being required to (i) pledge any assets as collateral prior to the Closing Date, (ii) agree to pay any commitment or other similar fee, bear any unreimbursed cost or expense, incur any other liability or give any indemnities to any third party or otherwise commit to take any similar action in connection with the Debt Financing prior to the Closing (except the authorization letters contemplated by clause (b)(ii) above), (iii) take any actions (other than entry into customary authorization letters or notices of prepayment) to the extent such actions would, in the Company’s reasonable judgment, (A) unreasonably interfere with the ongoing business or operations of the Company or any of its Subsidiaries, (B) subject any director, manager, officer or employee of the Company or any of its Affiliates to any actual or potential personal liability, (C) conflict with, or result in any violation or breach of, or default (with or without notice, or lapse of time or both) under, the organizational documents of the Company or any of its Subsidiaries, any applicable Legal Requirement or order or any Contract to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or assets is bound, (D) require any such entity to change any fiscal period prior to the Closing or (E) cause (1) any closing condition set forth in ARTICLE VI to fail to be satisfied by the Termination Date or (2) any other breach of this Agreement or inaccuracy of any representation and warranty of the Parties hereunder, (iv) waive or amend any terms of this Agreement, (v) commit to take any action under any certificate, document or instrument that is not contingent upon the Closing (other than entry into customary authorization letters or notices of prepayment), (vi) provide access to or disclose information that the Company reasonably determines could jeopardize any attorney-client privilege or other privilege of, or conflict with any material confidentiality requirements applicable to, the Company or its Affiliates (but shall use reasonable best efforts to grant such access or provide such disclosure in a manner which would not jeopardize such privilege or contravene any such requirements), (vii) cause any director, manager or equivalent of the Company or any of its Subsidiaries to pass resolutions to approve the Debt Financing or authorize the creation of any agreements, documents or actions in connection therewith (other than any director, manager or equivalent of the Company or any of its Subsidiaries who will continue in such a position following the Closing and in each such case, such resolutions shall be contingent on the Closing or shall not be effective until the Closing), (viii) deliver any legal opinion or negative assurance letter or (ix) prepare any pro forma financial information to Parent for use in the marketing of the Debt Financing or otherwise, other than the financial statements filed by the Company with the SEC in accordance with its reporting obligations under the Exchange Act or prepare any pro forma financial information.
(d)   [Reserved]
(e)   Parent shall indemnify and hold harmless the Acquired Companies and their respective Representatives from and against, and shall pay and reimburse the Acquired Companies and their respective Representatives for, any and all losses incurred or sustained by, or imposed upon, any of them in connection with the arrangement, marketing, syndication and consummation of the Financing (including any action taken in accordance with Section 5.7(b)) and any information utilized in connection therewith, except (i) to the extent such losses arise from the material breach of this Agreement by the Company or result from the gross negligence, bad faith or willful misconduct of the Company, any of its Subsidiaries or their respective Representatives or Affiliates or (ii) with respect to any material misstatement or omission of a material fact in information provided hereunder in writing by any of the foregoing persons. If the Closing does not occur, unless excluded pursuant to the preceding sentence, Parent shall, promptly upon request by the Company, reimburse the Company for all documented and reasonable out-of-pocket costs incurred by the Acquired Companies in connection with the cooperation of the Acquired Companies contemplated by Section 5.7(b).
(f)   Notwithstanding anything to the contrary in this Agreement, the condition set forth in Section 6.2(b) will be deemed to be satisfied, and the right of Parent to terminate this Agreement pursuant to Section 7.1(e) may not be asserted, in each case as it applies to the obligations under Section 5.7(b), unless and until (A) Parent provides written notice (the “Non-Cooperation Notice”) to the Company of any alleged failure to comply, or action or failure to act, that constitutes a breach of Section 5.7(b); (B) Parent includes in such Non-Cooperation Notice reasonable detail regarding the cooperation required to cure such alleged failure (which will not require the Company to provide any cooperation that it would not otherwise be required to provide under Section 5.7(b)); (C) the Company fails to take the actions specified in such Non-Cooperation Notice within five (5) Business Days from receipt of such Non-Cooperation Notice (or such shorter period as necessary to cause such compliance to occur prior to termination of the commitments under the Debt Commitment Letter) and (D) such breach is a primary cause of the failure of the Financing to be obtained.
(g)   If any portion of the Required Amount becomes unavailable on the terms and conditions (including any market flex provisions in the Debt Fee Letter) contemplated in the Debt Commitment Letter (other than as a result of the Company’s breach of any provision of this Agreement or failure to satisfy the condition set forth in Section 6.2(b)), Parent shall promptly notify the Company in writing and Parent shall use, and shall cause Parent’s Affiliates and Representatives to use, reasonable best efforts to, as promptly as practicable following the occurrence of such event (and in any event no later than the business day immediately prior to the Termination Date), (i) obtain any such portion of the Debt Financing from the same or alternative sources on terms and subject to costs not materially less favorable in the aggregate, and with conditions no less favorable, to Parent than those contained (including market flex conditions) in the Debt Commitment Letter as of the date hereof (provided that such terms and conditions would not have any of the effects specified in Section 5.7(h)) and in an amount at least equal to the Required Amount or such unavailable and required portion thereof, as the case may be (the “Alternate Debt Financing”); and (ii) obtain one or more (and provide complete and correct copies of) new financing commitment letters with respect to such Alternate Debt Financing (collectively, the “New Debt Commitment Letters”), which new letters will replace the existing Debt Commitment Letter in whole or in part, and any fee letter in connection therewith or other agreements related thereto (which may be redacted in a manner comparable to the Debt Fee Letter). Notwithstanding anything to the contrary contained in this Agreement, in no event shall Parent or its Affiliates be required to pay any fees or any interest rates applicable to the Debt Financing in excess of those contemplated by the Debt Commitment Letter as in effect on the date hereof or agree to terms less favorable in the aggregate to Parent than the terms contained in the Debt Commitment Letter as in effect on the date hereof (in each case, other than immaterial increases relative to the overall financing cost of the Transactions). Any reference in this Agreement to (i) the “Financing Letters,” the “Debt Commitment Letter” or the “Debt Fee Letter” will be deemed to include the Debt Commitment Letter to the extent not superseded by a New Debt Commitment Letter at the time in question and any New Debt Commitment Letter to the extent then in effect, (ii) the “Financing Letters,” the “Debt Commitment Letter” and the “Debt Fee Letter” shall refer to such documents as otherwise amended, supplemented, modified or replaced in accordance with the terms of this Agreement, and (iii) the “Financing” shall mean the financing contemplated by the Financing Letters, as amended, supplemented, modified or replaced in accordance with the terms of this Agreement.
(h)   For the avoidance of doubt, Parent and Merger Sub shall have the right from time to time amend, supplement, replace, substitute, terminate or otherwise modify or waive its rights under the Debt Commitment Letter, including without limitation to (i) terminate the Debt Commitment Letter in order to obtain alternative sources of financing in lieu of all or a portion of the Debt Financing or (ii) add and appoint additional arrangers, bookrunners, underwriters, agents, lenders and similar entities, to provide for the assignment and reallocation of a portion of the financing commitments contained therein and to grant customary approval rights to such additional arrangers and other entities in connection with such appointments; provided that no such amendment, supplement, replacement, substitution, termination, modification or waiver would, or would reasonably be expected to, (i) reduce the amount of the Debt Financing to an amount below the Required Amount (unless the Equity Financing is increased by an equal or greater amount); (ii) impose new or additional conditions or otherwise expand, amend or modify any of the conditions to the receipt of the Financing; (iii) expand, amend or modify any other terms to the Financing in a manner that would reasonably be expected to (A) delay, impair or prevent the occurrence of the Closing; or (B) make the timely funding of the Financing, or the satisfaction of the conditions to obtaining the Financing, materially less likely to occur in any respect or (iv) adversely impact the ability of Parent and Merger Sub (and the Company with respect to the Equity Commitment Letter), as applicable, to enforce their respective rights against the other parties to the Financing Letters or otherwise timely consummate the Transaction. The term “Debt Commitment Letter” shall mean the Debt Commitment Letter as amended, replaced, supplemented or modified by any such amendment, supplement or modification has been made in compliance with this Section 5.7. Parent shall promptly deliver to the Company complete and correct copies of any amendment, modification or waiver to or under any Financing Letter or the definitive agreements relating to the Financing. Parent will fully pay, or cause to be paid, all commitment and other fees under or arising pursuant to the Financing Letters as and when they become earned, due and payable.
(i)   Without the prior written consent of the Company, in no event will the Guarantor, Parent, Merger Sub or any of their respective Affiliates (which for this purpose will be deemed to include each direct investor in Parent or Merger Sub and the financing sources or potential financing sources of Parent, Merger Sub and such investors) enter into any Contract after the date hereof and prior to the Closing prohibiting or seeking to prohibit any bank, investment bank or other potential provider of debt or equity financing from providing or seeking to provide financing or financial advisory services to any Person in connection with a transaction relating to the Acquired Companies or the Transactions.
(j)   Each of Parent and Merger Sub acknowledges and agrees that (i) the obtaining of the Financing, or any alternative financing (including the Alternate Debt Financing), is not a condition to the Closing and reaffirms its obligation to consummate the Transactions irrespective and independently of the availability of the Financing or any alternative financing, subject to fulfillment or waiver of the conditions to the Closing set forth in ARTICLE VI and (ii) compliance by Parent with this Section 5.7 shall not relieve Parent of its obligation to consummate the Transactions, whether or not the Financing or any alternative financing is available. If the Financing or any alternative financing (including any Alternate Debt Financing) has not been obtained, Parent will continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in ARTICLE VI, to consummate the Transactions.
(k)   [Reserved]
(l)   All material non-public information provided by the Company or any of its Subsidiaries or any of their Representatives pursuant to this Section 5.7 shall be kept confidential in accordance with the Confidentiality Agreement. Notwithstanding the foregoing, or any provision of the Confidentiality Agreement, Parent and Merger Subsidiary shall be permitted to disclose non-public information to the financing sources (including any alternative or replacement debt financing sources), other potential sources of capital (including sources of equity, hybrid or mezzanine capital), rating agencies and prospective lenders (including any prospective investors in any debt securities offering) (i) during syndication of the Debt Financing or any permitted replacement, amended, modified or alternative financing subject to the potential sources of capital, ratings agencies and prospective lenders and investors entering into customary confidentiality undertakings with respect to such information (including through a notice and undertaking in a form customarily used in confidential information memoranda for senior credit facilities) and/or (ii) in connection with any equity co-investment or similar arrangement, subject to such Persons entering into a customary confidentiality agreement.
Section 5.8   Convertible Notes.
(a)   At and prior to the Closing, the Company shall comply in a timely manner with all of the provisions of the Indenture and Capped Call Confirmations and all applicable Legal Requirements in connection therewith, in each case, applicable to the Company, including executing and delivering any supplemental indenture(s) to the Indenture in connection with the Merger, the delivery, issuance or entry into any notices, certificates or other documents or instruments required to comply with the Indenture or Capped Call Confirmations; provided, that (i) the Company shall deliver a copy of any such supplemental indenture, notice, certificate or other document to Parent reasonably in advance of delivering or entering into such supplemental indenture, notice, certificate or other document in accordance with the terms of the Indenture or Capped Call Confirmations and (ii) prior to the Closing, the Company shall not, except as otherwise set forth in this Section 5.8, amend, modify, supplement or terminate the Indenture or take any action that would result in a change to the Conversion Rate (as defined in the Indenture as in effect on the date hereof), in each case, without the prior written consent of Parent, such consent not to be unreasonably withheld, conditioned or delayed.
(b)   Prior to the Effective Time, the Company shall (i) take all actions reasonably requested by Parent in connection with making elections under, amending, negotiating adjustments, obtaining waivers or unwinding the Capped Call Confirmations or otherwise settling the Capped Call Confirmations effective as of on or after the Effective Time, (ii) promptly advise Parent of any notices or other communications with the counterparties to the Capped Call Confirmations in respect of any settlement or termination thereof or adjustment thereto (including notices of adjustments received by the Company arising out of an Announcement Event (as defined in the Capped Call Confirmations)), and (iii) cooperate with Parent with respect to its efforts to settle, terminate or amend the Capped Call Confirmations effective as of on or after the Effective Time and the negotiation of any adjustment, termination or settlement payment or valuation related thereto or the negotiation of any amendment thereto, as applicable; provided, that the Company shall not agree to amend, modify or supplement the terms relating to any Capped Call Confirmation, or affirmatively agree to any adjustment thereto or amount due upon the termination or settlement thereof, in each case, without the prior written consent of Parent, such consent not to be unreasonably withheld, conditioned or delayed. If requested by Parent, the Company shall engage a hedging advisor in connection with the actions set forth in this Section 5.8(b); provided that such hedging advisor shall be reasonably acceptable to the Company; provided, further, that all fees and costs of any such hedging advisor that are not contingent upon the occurrence of the Closing or are payable prior to the Closing, shall be at Parent’s sole cost and expense. The Company shall not enter into any binding agreements in respect of the Capped Call Confirmations without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed).
(c)   Notwithstanding the foregoing, nothing in this Section 5.8 shall require the Company to (i) pay any fees, incur or reimburse any costs or expenses, or make any payment in connection with the Indenture or any Capped Call Confirmation prior to the occurrence of the Effective Time (other than to the extent expressly required under the Indenture or any Capped Call Confirmation or for which Parent agrees to reimburse the Company), (ii) enter into or effect any settlement, termination, instrument or agreement, or agree to any settlement, termination or any other change or modification to any instrument or agreement, in each case with respect to the Indenture or any Capped Call Confirmation, that is effective prior to the occurrence of the Effective Time, or (iii) refrain from delivering, or delay the delivery of, any notice required by the terms of the Indenture or the Capped Call Confirmations (it being understood that the Company will provide Parent with prior notice of any such delivery with an opportunity to comment on the relevant notice).
Section 5.9   Disclosure.   The initial press release relating to this Agreement shall be a joint press release issued by the Company, and whose form and content shall be agreed to in advance by, the Company and Parent and thereafter Parent and the Company shall consult with each other before issuing any further press release(s), otherwise making any public statement or making any announcement to Company Associates (to the extent disclosure of the content thereof was not previously issued or made in accordance with this Agreement), in each case with respect to the Merger, this Agreement or any of the other Transactions and shall not issue any such press release, public statement or announcement to Company Associates without the other Party’s written consent (which shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing: (a) each Party may, without such consultation or consent, make any public statement to (including to media, analysts, investors or those attending industry conferences) and make internal announcements to its employees, contractors and/or other service providers, and the Company may make disclosures in Company SEC Documents (subject to giving advance notice to Parent and a reasonable opportunity for Parent to review and comment on such disclosures to the extent legally permissible), in each case, as long as such statements, announcements or disclosures are consistent with, and do not contain information with respect to this Agreement or the Transactions which is not contained in, previous press releases, public disclosures, or public statements made in accordance with this Section 5.9; (b) a Party may, without the prior consent of the other Party hereto but subject to giving advance notice to the other Party and an opportunity to review and comment thereon to the extent legally permissible, issue any such press release or make any such public announcement or statement as may be required by any Legal Requirement; (c) the Company need not consult with Parent in connection with any press release, public statement, or filing to be issued or made pursuant to Section 4.3(f) or that relates to any Acquisition Proposal or Company Adverse Change Recommendation and any related matters, (d) no consultation or consent of the other Party shall be required with respect to any dispute between the Parties related to this Agreement or the Transactions, and (e) Parent, Merger Sub and their respective Affiliates may, without consultation or consent, make ordinary course disclosure and communication to existing or prospective general or limited partners, financing sources, equity holders, lenders, members, managers and investors of such Person or any Affiliates of such Person, in each case, who are subject to customary confidentiality restrictions, and as reasonably required in connection with the consummation of the Transaction.
Section 5.10   Takeover Laws.   If any Takeover Law may become, or may purport to be, applicable to the Transactions, each of Parent and the Company and the members of their respective boards of directors (or respective committees thereof) shall use their respective reasonable best efforts to grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms and conditions contemplated hereby and otherwise act to lawfully eliminate the effect of any Takeover Law on any of the Transactions.
Section 5.11   Section 16 Matters.   The Company, and the Company Board, shall, to the extent necessary, take appropriate action, prior to or as of the Closing, to approve, for purposes of Section 16(b) of the Exchange Act, the disposition and cancellation or deemed disposition and cancellation of Shares and Company Stock Awards in the Transactions by applicable individuals and to cause such dispositions or cancellations to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 5.12   Merger Sub Stockholder Consent.   Immediately following the execution of this Agreement, Parent shall execute and deliver, in accordance with Section 228 of the DGCL and in its capacity as the sole stockholder of Merger Sub, a written consent adopting this Agreement.
Section 5.13   No Liability of Financing Sources.   None of the Financing Sources will have any liability to the Company or any of its Affiliates relating to or arising out of this Agreement, the Debt Financing or otherwise, whether at law or equity, in contract, in tort or otherwise, and neither the Company nor any of its Affiliates will have any rights or claims against any of the Financing Sources hereunder or thereunder; provided that nothing in this Section 5.13 shall limit the rights of the Company and its Affiliates from and after the Effective Time under any debt commitment letter or the definitive debt documents executed in connection with the Debt Financing (but not, for the avoidance of doubt, under this Agreement) to the extent the Company or its Affiliates are party thereto.
Section 5.14   Repayment of Indebtedness of Acquired Companies.   At the Closing, Parent shall pay, or cause to be paid, on behalf of the Acquired Companies, all amounts necessary to fully discharge the then-outstanding balance of all third-party Indebtedness of the Company set forth on Section 5.14 of the Company Disclosure Letter (the “Repaid Indebtedness”) by wire transfer of immediately available funds to the accounts designated by the holders of such Repaid Indebtedness as set forth in payoff letters with respect to such Repaid Indebtedness, which payoff letters shall (i) set forth the aggregate amounts required to satisfy in full all such Repaid Indebtedness as of the anticipated Closing Date (and the daily accrual thereafter), (ii) provide that all outstanding obligations of the Company and its Subsidiaries arising under and related to the Repaid Indebtedness shall be repaid, discharged and extinguished in full (subject to receipt by the holders of such Repaid Indebtedness of the applicable payoff amounts) and (iii) thereupon provide that all liens, guaranties, security interests, collateral and agreements to subordinate in respect thereof relating to the assets and properties of the Acquired Companies shall be released and terminated, which payoff letters shall be in a form reasonably satisfactory to Parent (the “Payoff Letters”). The Company shall use reasonable best efforts to deliver such Payoff Letters to Parent at least two (2) Business Days prior to the Closing Date and shall provide any other cooperation in connection with the repayment or other retirement of existing

Indebtedness required to be repaid at the Closing and the release and termination of any and all related liens on or prior to the Closing Date.
Section 5.15   Delisting; Deregistration.   Prior to the Effective Time, the Company will use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to Legal Requirements and the rules and regulations of Nasdaq to cause (a) the delisting of the Company Common Stock from Nasdaq as promptly as reasonably practicable after the Effective Time; and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act as promptly as reasonably practicable after such delisting.
Section 5.16   Cash Management.   Prior to the Closing and subject to applicable Legal Requirements, to the extent reasonably and specifically requested by Parent, the Company shall, and shall cause the other Acquired Companies to, use commercially reasonable efforts to (a) use cash then held by any of them and (b) sell marketable securities and any similar securities then owned by them (such actions taken pursuant to (a) and (b), the “Cash Actions”), in each case, as proximate to the Closing Date as reasonably practicable so as to permit such cash and the net proceeds of such sale to be used by or at the direction of Parent at or following the Closing as a potential partial source for the payments contemplated by this Agreement (other than payments contemplated under this Agreement to be paid or caused to be paid by Parent, including, for the avoidance of doubt, the Merger Consideration, the Option Consideration and the RSU Consideration), including the payment of expenses or with respect to the termination of the Credit Agreement in connection with the transactions contemplated by this Agreement; provided, however, that in the event that any Acquired Company, at the request of Parent, takes any Cash Actions in connection with this Section 5.16 and this Agreement is terminated pursuant to Section 7.1, Parent shall reimburse the Company for any and all losses and reasonable and documented out-of-pocket costs associated with such Cash Actions (including any Taxes and any expenses associated with the Company’s compliance with this Section 5.16) if, and only if, after a request is made by Parent to the Company to take any such Cash Actions, (1) the Company consults in good faith with Parent and provides Parent a reasonable opportunity to review, to the extent known by the Company, the consequences of such Cash Actions requested by Parent prior to taking such actions and considers in good faith any modifications to such actions proposed by Parent and (2) after such consultation, Parent reaffirms its requests that the Company take such Cash Actions; provided further that none of the foregoing actions will be required to be taken (i) to the extent such Cash Actions (x) would, or would reasonably be expected to, result in any disruption to the operations or business continuity of the Acquired Companies; or (y) would, or would reasonably be expected to, violate any Contracts to which any Acquired Company is a party as of the date hereof, or any minimum cash balance or capital surplus requirements applicable to such Acquired Companies under applicable Legal Requirements. Notwithstanding anything to the contrary in this Agreement, nothing in this Section 5.16 shall be construed to require the Company to make any distributions to Company Stockholders.
Section 5.17   Registered IP Matters.   With respect to any and all Registered IP, from and after the date hereof until the Closing, upon Parent’s reasonable request, the Company shall, and shall cause the other Acquired Companies to, use commercially reasonable efforts to obtain written assignments from all inventors or prior owners and file all corrective documentation with each applicable Governmental Body to correct any defects in the chain of title to any such Registered IP.
ARTICLE VI
CONDITIONS PRECEDENT TO THE MERGER
Section 6.1   Conditions to Each Party’s Obligations to Effect the Merger.   The respective obligations of Parent, Merger Sub and the Company to consummate the Merger are subject to the satisfaction (or waiver, if permissible pursuant to applicable Legal Requirements, by each such Party) at or prior to the Effective Time of each of the following conditions:
(a)   The Company will have received the Company Required Vote at the Company Stockholder Meeting (or any adjournment or postponement thereof).
(b)   Any waiting period (and any extension thereof) applicable to the Transactions under the HSR Act shall have expired or been earlier terminated.

(c)   No Governmental Body shall have (i) enacted, issued or promulgated any Legal Requirement that is in effect as of immediately prior to the Effective Time or (ii) issued or granted any order or injunction (whether temporary, preliminary or permanent) that is in effect, in each case, which has the effect as of immediately prior to the Effective Time of enjoining or otherwise prohibiting the consummation of the Merger (any such injunction, order or Legal Requirement, a “Legal Restraint”).
Section 6.2   Conditions to the Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to consummate the Merger will be subject to the satisfaction (or waiver, if permissible pursuant to applicable Legal Requirements) at or prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by Parent:
(a)   (i) the representations and warranties of the Company set forth in this Agreement (except for the representations and warranties in Section 2.1, the second sentence of Section 2.2, the first and last sentence of Section 2.3(a), the last sentence of Section 2.3(b), the first and last sentences of Section 2.3(c) (excluding the reference to Section 2.3(d) in the last sentence of Section 2.3(c)), Section 2.3(e) (solely to the extent such representations and warranties relate to the capital stock or other securities of the Company), Section 2.3(f), Section 2.5(b), Section 2.19, Section 2.21, the first sentence of Section 2.23 and Section 2.24 of this Agreement) shall be true and correct (without giving effect to any qualification or limitation as to “materiality” or “Material Adverse Effect” set forth therein) on and as of the Closing Date as if made on and as of such time (except to the extent any such representation or warranty is expressly made as of an earlier date or time, in which case as of such earlier date or time), except where the failure of any such representation or warranty to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) the representations and warranties of the Company set forth in the first sentence of Section 2.3(a), the last sentence of Section 2.3(b), the first and last sentences of Section 2.3(c) (excluding the reference to Section 2.3(d) in the last sentence of Section 2.3(c)), Section 2.3(e) (solely to the extent such representations and warranties relate to the capital stock or other securities of the Company) and Section 2.5(b) of this Agreement shall be true and correct in all respects (other than, with respect to the first sentence of Section 2.3(a), the last sentence of Section 2.3(b), the first and last sentences of Section 2.3(c) (excluding the reference to Section 2.3(d) in the last sentence of Section 2.3(c)) and Section 2.3(e) (solely to the extent such representations and warranties relate to the capital stock or other securities of the Company), de minimis inaccuracies) on and as of the Closing Date as if made on and as of such time (except to the extent any such representation or warranty is expressly made as of an earlier date or time, in which case as of such earlier date or time) and (iii) the representations and warranties of the Company set forth in Section 2.1, the last sentence of Section 2.3(a), the second sentence of Section 2.2, Section 2.3(f), Section 2.19, Section 2.21, the first sentence of Section 2.23, and Section 2.24 of this Agreement (A) to the extent not qualified by the words “material,” “materially,” “in all material respects”, “materiality” or “Material Adverse Effect” set forth therein shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such time (except to the extent any such representation or warranty is expressly made as of an earlier date or time, in which case as of such earlier date or time) and (B) to the extent qualified or limited by the words “material,” “materially,” “in all material respects”, “materiality” or “Material Adverse Effect” set forth therein shall be true and correct in all respects (except to the extent any such representation or warranty is expressly made as of an earlier date or time, in which case as of such earlier date or time).
(b)   The Company shall have complied with and performed in all material respects all of the covenants and agreements it is required to comply with or perform at or prior to the Closing under this Agreement.
(c)   Since the date of this Agreement, there shall not have occurred any Material Adverse Effect that is continuing.
(d)   Parent and Merger Sub shall have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized executive officer thereof, certifying that the conditions set forth in Section 6.2(a), Section 6.2(b) and Section 6.2(c) have been satisfied.
Section 6.3   Conditions to the Company’s Obligations to Effect the Merger.   The obligations of the Company to consummate the Merger are subject to the satisfaction (or waiver if permissible pursuant to applicable Legal Requirements) prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by the Company:

(a)   (i) The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth therein) on and as of the Closing Date as if made on and as of such date (except to the extent any such representation or warranty is expressly made as of an earlier date or time, in which case as of such earlier date or time), except where the failure of any such representation or warranty to be so true and correct would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.
(b)   Each of Parent and Merger shall have complied with and performed in all material respects all of the covenants and agreements it is required to comply with or perform at or prior to the Closing under this Agreement.
(c)   The Company shall have received a certificate of Parent and Merger Sub, validly executed for and on behalf of Parent and Merger Sub and in their respective names by a duly authorized officer thereof, certifying that the conditions set forth in Section 6.3(a) and Section 6.3(b) have been satisfied.
ARTICLE VII
TERMINATION
Section 7.1   Termination.   This Agreement may be terminated prior to the Effective Time:
(a)   by mutual written consent of Parent and the Company at any time prior to the Effective Time;
(b)   by either Parent or the Company if a court of competent jurisdiction or other Governmental Body shall have issued or enacted a Legal Restraint and such Legal Restraint has become final and non-appealable; provided, that the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to a Party if its (or in the case of Parent, its or Merger Sub’s) material breach of any provision of this Agreement has resulted in, or was a principal cause of, the failure to satisfy the condition set forth in Section 6.1(c) or of such Legal Restraint becoming final and non- appealable;
(c)   by either Parent or the Company if the Effective Time (whether prior to or after the receipt of the Company Required Vote) shall not have occurred on or prior to 11:59 p.m. Eastern Time on February 7, 2025 (such date, the “Termination Date”); provided, that the right to terminate this Agreement pursuant to this Section 7.1(c) shall not be available to any Party if its (or in the case of Parent, Merger Sub’s) material breach of any provision of this Agreement has resulted in, or was a principal cause of, the failure of the Effective Time to occur by the Termination Date;
(d)   by either Parent or the Company, if the Company Stockholder Meeting (including any adjournment or postponement thereof) shall have concluded and the Company Required Vote shall not have been obtained;
(e)   by Parent (whether prior to or after the receipt of the Company Required Vote), if the Company has breached or failed to perform any of its covenants or agreements in this Agreement, or if any of the representations or warranties of the Company in this Agreement is inaccurate, which breach, failure to perform or inaccuracy would result in a failure of the condition set forth in Section 6.2(a) or Section 6.2(b), as applicable, if measured as of the time Parent asserts a right of termination pursuant to this Section 7.1(e), except that if such breach, failure or inaccuracy is capable of being cured by the Termination Date, Parent will not be entitled to terminate this Agreement pursuant to this Section 7.1(e) prior to the delivery by Parent to the Company of written notice of such breach, failure or inaccuracy delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the Termination Date, the shorter of such periods, the “Company Breach Notice Period”), stating Parent’s intention to terminate this Agreement pursuant to this Section 7.1(e) and the basis for such termination, it being understood that Parent will not be entitled to terminate this Agreement if such breach, failure or inaccuracy has been cured prior to the expiration of the Company Breach Notice Period; provided, however, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.1(e) if Parent or Merger Sub is then in breach of any covenant or agreement of this Agreement or any representation or warranty of Parent in this Agreement is inaccurate, in each case, such that any condition set forth in Section 6.3(a) or Section 6.3(b), as applicable, would not then be satisfied;

(f)   by Parent, if at any time prior to obtaining the Company Required Vote (i) the Company Board (or any committee thereof) makes a Company Adverse Change Recommendation; provided that the right to terminate this Agreement pursuant to this clause (i) of this Section 7.1(f) will expire at 11:59 p.m., Eastern Time, on the 20th business day following the date on which Parent becomes aware of such Company Adverse Change Recommendation or (ii) the Company is in Willful Breach of any of its other obligations under Section 4.3 or Section 5.1 and has not cured such breach within ten (10) business days of receipt of a notice of such breach from Parent;
(g)   by the Company (whether prior to or after the receipt of the Company Required Vote), if Parent or Merger Sub has breached or failed to perform any of its respective covenants or agreements in this Agreement, or if any of the representations or warranties of Parent or Merger Sub in this Agreement is inaccurate, which breach, failure to perform or inaccuracy would result in a failure of a condition set forth in Section 6.3(a) or Section 6.3(b), as applicable, if measured as of the time the Company asserts a right of termination pursuant to this Section 7.1(g), except that if such breach, failure or inaccuracy is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 7.1(g) prior to the delivery by the Company to Parent of written notice of such breach, failure or inaccuracy delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the Termination Date, the shorter of such periods, the “Parent Breach Notice Period”), stating the Company’s intention to terminate this Agreement pursuant to this Section 7.1(g) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if such breach, failure or inaccuracy has been cured prior to the expiration of the Parent Breach Notice Period; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.1(g) if the Company is then in breach of any covenant or agreement of this Agreement or any representation or warranty of the Company in this Agreement is inaccurate, in each case, such that any condition set forth in Section 6.2(a) or Section 6.2(b), as applicable, would not then be satisfied;
(h)   by the Company, at any time prior to the receipt of the Company Required Vote, in order to accept a Superior Proposal and enter into a Company Acquisition Agreement in accordance with Section 5.1(b), so long as (i) the Company has complied with the requirements of Section 4.3 and Section 5.1(b) with respect to such Superior Proposal, (ii) prior to or concurrently with such termination, the Company pays the Company Termination Fee due to Parent in accordance with Section 7.3(b) and (iii) substantially concurrently with such termination, the Company enters into a Company Acquisition Agreement to consummate such Superior Proposal; or
(i)   by the Company, at any time prior to the Effective Time, if (i) all of the conditions set forth in Section 6.1 and Section 6.2 have been and continue to be satisfied (other than those conditions that by their nature are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or, to the extent permitted by applicable Legal Requirements, waived, (ii) Parent and Merger Sub shall have failed to consummate the Merger by the time the Closing was required to occur under Section 1.3(a); (iii) the Company shall have irrevocably notified Parent in writing that, if Parent and Merger Sub comply with their respective obligations hereunder and the Equity Financing contemplated by the Equity Commitment Letter and the Debt Financing contemplated by the Debt Commitment Letter is funded, the Company is ready, willing and able to consummate the Merger; (iv) the Company shall have notified Parent in writing on or after the date the Closing was required to occur under Section 1.3(a) and at least three business days prior to such termination of the Company’s intention to terminate this Agreement pursuant to this Section 7.1(i); and (v) the Merger shall not have been consummated by the end of such three (3) business day period and all of the conditions set forth in Section 6.1 and Section 6.2 continue to be satisfied during such three (3) business day period (other than those conditions that by their nature are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing); provided that notwithstanding anything to the contrary on this Agreement, no Party shall be entitled to terminate this Agreement pursuant to Section 7.1(c) during such three business day period.
Section 7.2   Manner and Notice of Termination; Effect of Termination.
(a)   The Party terminating this Agreement pursuant to Section 7.1 (other than pursuant to Section 7.1(a)) must deliver prompt written notice thereof to the other Parties specifying in reasonable detail the provision of Section 7.1 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.
(b)   Unless otherwise stated in Section 7.1, proper and valid termination of this Agreement pursuant to Section 7.1 will be effective immediately upon the delivery of such written notice by the terminating Party to the other Parties. In the event of the valid termination of this Agreement pursuant to Section 7.1, this Agreement shall immediately be of no further force or effect, without any liability or obligation on any Party (or any Parent Related Party or Company Related Party) to the other Parties, as applicable, except that Section 5.7(e), the last proviso of Section 5.8(b), the first proviso of Section 5.16, this Section 7.2, Section 7.3 and ARTICLE VIII (other than Section 8.6(b)) will each survive the termination of this Agreement and shall remain in full force and effect in accordance with their respective terms. Notwithstanding the foregoing but subject to Section 7.3(f), nothing in this Agreement will relieve any Party from any liability for any Willful Breach of this Agreement arising prior to the valid termination of this Agreement. For the avoidance of doubt, in the event of the valid termination of this Agreement, the Financing Sources will have no liability to the Company, any of its Affiliates or any of its or their direct or indirect equityholders hereunder or otherwise relating to or arising out of the transactions contemplated hereby or any Debt Financing (including for any Willful Breach). In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement or the Limited Guarantee, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.
Section 7.3   Expenses; Termination Fee.
(a)   Except as set forth in Section 5.3(d), Section 5.7(e), Section 5.8(b), Section 5.14, Section 5.16 and this Section 7.3, all fees and expenses incurred in connection with this Agreement and the Merger will be paid by the Party incurring such fees and expenses whether or not the Merger is consummated. For the avoidance of doubt, Parent or the Surviving Corporation will be responsible for all fees and expenses of the Paying Agent.
(b)   Company Payments.
(i)   If (A) (1) this Agreement is validly terminated pursuant to Section 7.1(c), Section 7.1(d) or (2) Parent validly terminates this Agreement pursuant to Section 7.1(e), (B) after the date hereof and prior to the date of such termination (except in the case of termination pursuant to Section 7.1(d), in which case prior to the Company Stockholder Meeting (or any adjournment or postponement thereof)) an Acquisition Proposal is publicly disclosed (whether by the Company or a third party), or otherwise made to the Company Board, and in each case, is not withdrawn (publicly, if publicly disclosed) at least three business days prior to the earlier of the date of the Company Stockholder Meeting (or any adjournment or postponement thereof) and the date of such termination and (C) within twelve months of such termination, an Acquisition Proposal is consummated or a definitive agreement in respect of an Acquisition Proposal is entered into, then, on the earlier of the date of entry into such definitive agreement and the consummation of such Acquisition Proposal pay to Bansk Management I, L.P. the Company Termination Fee. For purposes of this Section 7.3(b)(i), all references to “20%” and “80%” in the definition of “Acquisition Proposal” will be deemed to be references to “50%.”
(ii)   If this Agreement is validly terminated (A) by the Company pursuant to Section 7.1(c) or Section 7.1(d) at a time when Parent had the right to terminate pursuant to Section 7.1(f) or (B) pursuant to Section 7.1(f), then the Company shall promptly (and in any event within two business days) following such termination pay to Bansk Management I, L.P. the Company Termination Fee.
(iii)   If this Agreement is validly terminated pursuant to Section 7.1(h), then the Company shall prior to or concurrently with such termination pay to Bansk Management I, L.P. the Company Termination Fee.
(iv)   Bansk Management I, L.P. shall be an express third-party beneficiary of, and shall have the right to enforce, this Section 7.3(b).

(c)   Parent Payment.   If this Agreement is validly terminated pursuant to Section 7.1(g) (or by Parent pursuant to Section 7.1(c) at a time when the Company would have been entitled to terminate this Agreement pursuant to Section 7.1(g)) or Section 7.1(i) (or by Parent pursuant to Section 7.1(c) at a time when the Company would have been entitled to terminate this Agreement pursuant to Section 7.1(i)), then Parent must promptly (and in any event within two business days) following such termination pay to the Company the Parent Termination Fee.
(d)   Single Payment Only.   The Parties acknowledge and agree that in no event will the Company or Parent, as applicable, be required to pay the Company Termination Fee or the Parent Termination Fee, as applicable, on more than one occasion, whether or not the Company Termination Fee or the Parent Termination Fee, as applicable, may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.
(e)   Payments; Default.   The Parties acknowledge that the agreements contained in this Section 7.3 are an integral part of the Merger, and that, without these agreements, the Parties would not enter into this Agreement. Accordingly, if either Party fails to promptly pay any amount as and when due pursuant to this Section 7.3 and, in order to obtain such payment, the payee Party commences a Legal Proceeding that results in a judgment against the payor Party for the applicable payment set forth in this Section 7.3 or any portion thereof, the payor Party will pay to the payee Party its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the payee Party and its Representatives in connection with such Legal Proceeding, together with interest on the amount of such payment or portion thereof accruing at the annual rate equal to 500 basis points plus the prime rate as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made through the date that such payment or portion thereof was actually received, or such lesser rate that is the maximum permitted by applicable Legal Requirements (collectively, the “Enforcement Expenses”). In no event will the Enforcement Expenses payable by Parent and Merger Sub, on the one hand, or the Company, on the other hand, exceed $3,000,000 (the “Enforcement Expense Cap”). All payments under this Section 7.3 shall be made by the payor Party to the payee Party by wire transfer of immediately available funds to an account designated in writing by the payee Party.
(f)   Sole and Exclusive Remedy.
(i)   Subject to the provisions of Section 7.3(g) and Section 8.5, if this Agreement is validly terminated pursuant to Section 7.1, the Company’s receipt of the Parent Termination Fee to the extent owed pursuant to Section 7.3(c) (including the Company’s right to enforce the Limited Guarantee with respect thereto and receive the Parent Termination Fee from the Guarantors and, if applicable, the Company’s right to Enforcement Expenses under Section 7.3(e) (subject to the Enforcement Expense Cap)) and the Reimbursement Obligations will be the sole and exclusive remedies of the Company and the Company Related Parties against the Parent Related Parties and the Financing Sources and their Representatives arising out of or in connection with this Agreement, any agreement executed in connection herewith or therewith and the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Legal Requirements arising out of or in connection with any breach, termination or failure of this Agreement or any agreement or document executed in connection herewith or the transactions contemplated hereby and thereby. Upon payment of the Parent Termination Fee pursuant to Section 7.3(c) and any Reimbursement Obligations or Enforcement Expenses payable pursuant to the terms of this Agreement (subject to the Enforcement Expense Cap), none of the Parent Related Parties will have any further liability or obligation to any of (A) the Company and its Affiliates or (B) the former, current and future holders of any equity, controlling Persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders, successors and assignees of each of the Company and its Affiliates (the Persons in clauses (A) and (B) collectively, the “Company Related Parties”) relating to or arising out of this Agreement or any agreement or document executed in connection herewith or therewith or the transactions contemplated hereby and thereby for any matters forming the basis of such termination (except that the Parties (or their respective Affiliates) will remain obligated with respect to, and the Company may be entitled to remedies with respect to, the Confidentiality Agreement in accordance with the terms thereof) and no Company Related Party will be entitled to seek or obtain any monetary recovery or award (whether at law or equity, or in contract or tort or otherwise) from any Parent Related Party relating to or arising out of this Agreement, the Financing Letters, the Limited Guarantee, any other agreement or document executed in connection herewith or therewith and the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Legal Requirements arising out of or in connection with any breach, termination or failure of any of the foregoing or any matter forming the basis thereof. Notwithstanding the foregoing, this Section 7.3(f)(i) will not relieve Parent or Merger Sub for any breaches of the Confidentiality Agreement. Notwithstanding anything to the contrary in this Agreement, in the event this Agreement is terminated, under no circumstances will (x) the aggregate amount payable by Parent, Merger Sub, the Guarantors or any of their respective Affiliates for all such breaches (including for any Willful Breach or actual and intentional fraud) under this Agreement (taking into account the payment of the Parent Termination Fee pursuant to this Agreement), the Limited Guarantee or the Equity Commitment Letter exceed an aggregate amount equal to the Parent Termination Fee plus the Enforcement Expenses (subject to the Enforcement Expense Cap) and the Reimbursement Obligations (the “Parent Liability Limitation”) and (y) the Company or any Company Related Party be entitled to receive both damages under this Agreement and the Parent Termination Fee. In no event will any of the Company Related Parties seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or award in excess of the Parent Liability Limitation (including in the case of Willful Breach or actual and intentional fraud) against (x) Parent, Merger Sub or the Guarantors; or (y) the former, current and future holders of any equity, controlling Persons, directors, officers, employees, agents, attorneys, Financing Sources, Affiliates (other than Parent, Merger Sub or the Guarantors), members, managers, general or limited partners, stockholders, successors and assignees of each of Parent, Merger Sub and the Guarantor (the Persons in clauses (x) and (y) collectively, the “Parent Related Parties”), and in no event will the Company be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages, in excess of the Parent Liability Limitation (including in the case of Willful Breach or actual and intentional fraud) against the Parent Related Parties for, or with respect to, this Agreement, the Equity Commitment Letter, the Debt Commitment Letter, the Limited Guarantee or the transactions contemplated hereby and thereby (including, any breach by the Guarantors, Parent or Merger Sub), the termination of this Agreement, the failure to consummate the Merger or any claims or actions under applicable Legal Requirements arising out of any such breach, termination or failure; provided that the foregoing shall not preclude any liability of the Financing Sources to Parent or Merger Sub under the definitive agreements relating to the Debt Financing, nor limit Parent or Merger Sub from seeking to recover any such damages or obtain equitable relief from or with respect to any Financing Source pursuant to the definitive agreements relating to the Debt Financing. Other than the Guarantor’s obligations under the Limited Guarantee and the Equity Commitment Letter and other than the obligations of Parent and Merger Sub to the extent expressly provided in this Agreement, in no event will any Parent Related Party or any other Person other than the Guarantors, Parent and Merger Sub have any liability for monetary damages to the Company or any other Person relating to or arising out of this Agreement, the Merger, the Debt Financing or the transactions contemplated hereby and thereby.
(ii)   Subject to the provisions of Section 7.3(g) and Section 8.5, if this Agreement is validly terminated pursuant to Section 7.1, Parent’s receipt of the Company Termination Fee to the extent owed pursuant to Section 7.3(b) (including, if applicable, Parent’s right to Enforcement Expenses under Section 7.3(e)) will be the sole and exclusive remedy of Parent, Merger Sub, Guarantors and the Parent Related Parties against the Company Related Parties arising out of or in connection with this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Legal Requirements arising out of or in connection with any breach, termination or failure of this Agreement or any agreement executed in connection herewith or the transactions contemplated hereby and thereby. Parent’s receipt of the Company Termination Fee to the extent owed pursuant to Section 7.3(b) and any Enforcement Expenses payable pursuant to Section 7.3(c) will be the only monetary damages Parent and Merger Sub and each of their respective Affiliates may recover from Company Related Parties in respect of this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the Merger or any claims or actions under applicable Legal Requirements arising out of or in connection with any such breach, termination or failure, and upon payment of such amounts, (A) none of the Company Related Parties will have any further liability or obligation to Parent or Merger Sub relating to or arising out of this Agreement or any agreement executed in connection herewith or the transactions contemplated hereby and thereby or any matters forming the basis of such termination (except that the Parties (or their respective Affiliates) will remain obligated with respect to, and Parent may be entitled to remedies with respect to, the Confidentiality Agreement or for any Willful Breach of or actual and intentional fraud under this Agreement); and (B) none of Parent, Merger Sub or any other Person will be entitled to bring or maintain any Legal Proceeding against the Company or any Company Related Party arising out of this Agreement or any agreement executed in connection herewith or the transactions contemplated hereby and thereby or any matters forming the basis for such termination (except that the Parties (or their respective Affiliates) will remain obligated with respect to, and Parent may be entitled to remedies with respect to, the Confidentiality Agreement). Notwithstanding the foregoing, this Section 7.3(f)(ii) will not relieve the Acquired Companies from any liability (I) if this Agreement is validly terminated by either Party in circumstances where the Company Termination Fee is not owed pursuant to Section 7.3(b) for any Willful Breach of or actual and intentional fraud under this Agreement prior to such termination or (II) for any breaches of the Confidentiality Agreement; provided, that, following the valid termination of this Agreement, under no circumstances will the aggregate monetary damages payable by the Company Related Parties for all such breaches (including in the case of Willful Breach or actual and intentional fraud) or otherwise under this Agreement (taking into account the payment of the Company Termination Fee pursuant to this Agreement) exceed an amount equal to $100,000,000 plus any Enforcement Expenses payable by the Company pursuant to Section 7.3(e) (the “Company Liability Limitation”). Following the valid termination of this Agreement, in no event will any of the Parent Related Parties seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or award in excess of the Company Liability Limitation (including in the case of Willful Breach or actual and intentional fraud) against any of the Company Related Parties, and in no event will Parent or Merger Sub be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages, in excess of the Company Liability Limitation (including in the case of Willful Breach or actual and intentional fraud) against the Company Related Parties for, or with respect to, this Agreement or the Merger, the termination of this Agreement, the failure to consummate the Merger or any claims or actions under applicable Legal Requirements arising out of any such breach, termination or failure.
(iii)   Each of the Parties acknowledges that any amount payable by the Company or Parent pursuant to this Section 7.3, including the Company Termination Fee and the Parent Termination Fee, does not constitute a penalty, but rather shall constitute liquidated damages in a reasonable amount that will compensate a party for the disposition of its rights under this Agreement in the circumstances in which such amounts are due and payable, which amounts would otherwise be impossible to calculate with precision.
(g)   Acknowledgement Regarding Specific Performance.   Notwithstanding anything to the contrary in Section 7.3(f), it is agreed that Parent, Merger Sub and the Company will be entitled to an injunction, specific performance or other equitable relief as provided in Section 8.5(b), except that, although the Parties, each in its sole discretion, may determine its choice of remedies hereunder, including by pursuing specific performance in accordance with, but subject to the limitations of, Section 8.5(b), under no circumstances will a Party be permitted or entitled to receive both (i) specific performance of the other Party’s obligation to effect the Closing and (ii) any payment of the Company Termination Fee (in the case of Parent) or the Parent Termination Fee (in the case of the Company) or monetary damages in respect of a Willful Breach of the other Party; provided that, for the avoidance of doubt, in no event shall the Company or any Company Related Party be entitled to, or permitted to seek, specific performance in respect of any Financing Sources, and nor shall there be any right of the Company or any Company Related Party to enforce specifically any of its or their respective rights under the Debt Commitment Letter or any other agreements relating to the Debt Financing.

(h)   Non-Recourse Party.   This Agreement may only be enforced against the named Parties hereto (subject to the terms, conditions and other limitations set forth herein), and (i) all claims or causes of action that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement may only be made against the Persons that are expressly identified as the named Parties hereto and (ii) in no event will a Party seek or obtain, nor will it permit any of its Representatives to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or monetary award against any Person that is not a named Party hereto (including any Company Related Party or Parent Related Party) with respect to this Agreement, the Equity Commitment Letter, the Limited Guarantee or the Rollover Agreements or the transactions contemplated hereby and thereby (including any breach by the Equity Financing Parties, Guarantors, Parent or Merger Sub), the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Legal Requirements arising out of any such breach, termination or failure, in each case, except for the rights, claims and remedies that the Company, Parent or Merger Sub, as applicable, may assert against (A) any Person that is party to the Confidentiality Agreement in accordance with the terms thereof, (B) Parent or Merger Sub to the extent expressly provided for in this Agreement or (C) the Guarantors, the Equity Financing Parties or the Rollover Stockholders to the extent expressly provided for in the Limited Guarantee, the Equity Commitment Letter and the Rollover Agreements, respectively.
ARTICLE VIII
MISCELLANEOUS PROVISIONS
Section 8.1   Amendment.   Prior to the Effective Time, this Agreement may be amended, modified and supplemented in any and all respects with respect to any of the terms of this Agreement; provided, however, that (a) after obtaining the Company Required Vote, there shall be made no amendment, modification or supplement that by Legal Requirement requires further approval by the Company Stockholders without such approval and (b) no amendment, modification or supplement shall be made to this Agreement after the Effective Time. Any such amendment, modification or supplement shall be effective only if it is expressly set forth in a written instrument duly executed and delivered by each of the Parties. Notwithstanding anything to the contrary contained herein, any amendment, modification or supplement of Section 5.13, Section 7.3(f) and Section 7.3(g) (each solely with respect to the Financing Sources), Section 8.2, Section 8.5, Section 8.7 or this Section 8.1 or the definition of “Financing Sources” (or any other provision of this Agreement to the extent such amendment, modification or supplement would modify the substance of such Sections or such definition) that is adverse to any Financing Sources will not be effective without the prior written consent of the Financing Sources party to the Debt Commitment Letter.
Section 8.2   Waiver.   At any time prior to the Effective Time, Parent and the Company may, subject to applicable Legal Requirements, (a) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto, (b) extend the time for the performance of any of the obligations or acts of the other Party or (c) waive compliance by the other Party with any of the agreements contained herein applicable to such Party or, except as otherwise provided herein, waive any of such Party’s conditions (it being understood that Parent and Merger Sub shall be deemed a single Party for purposes of the foregoing); provided that after obtaining the Company Required Vote and prior to the Effective Time, there shall be no waiver or extension of this Agreement that by Legal Requirement requires further approval by the Company Stockholders without such approval. No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy of such Party under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given. Notwithstanding anything to the contrary contained herein, Section 5.13, Section 7.3(f) and Section 7.3(g) (each solely with respect to the Financing Sources), Section 8.1, Section 8.5 and Section 8.7 and this Section 8.2 (or any other provision of this Agreement to the extent a waiver of such provision would modify the substance of the foregoing) may not be waived, in whole or in part, in a manner adverse to any of the Financing Sources without the prior written consent of the adversely affected Financing Sources.
Section 8.3   No Survival of Representations, Warranties, Covenants and Agreements.   The Parties acknowledge and agree that (i) none of the representations and warranties contained in this Agreement, the Company Disclosure Letter or in any certificate or schedule or other document delivered pursuant to this Agreement shall survive, and all rights, claims and causes of action (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) with respect thereto shall terminate at, the Effective Time, and (ii) except for any covenant or agreement that by its terms contemplates performance, in whole or in part, after the Effective Time, none of the covenants or agreements of the Parties in this Agreement shall survive, and all rights, claims and causes of actions (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) with respect to such covenants and agreements shall terminate at, the Effective Time.
Section 8.4   Entire Agreement; Counterparts.   This Agreement and the other agreements, exhibits, annexes and schedules referred to herein, including the Confidentiality Agreement, the Company Disclosure Letter, the Rollover Agreements, the Limited Guarantee and the Equity Commitment Letter, constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties, with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect; provided, further, that, if the Effective Time occurs, the Confidentiality Agreement shall automatically terminate and be of no further force and effect. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by PDF shall be sufficient to bind the Parties to the terms and conditions of this Agreement.
Section 8.5   Applicable Legal Requirements; Jurisdiction; Specific Performance; Remedies.
(a)   This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Subject to Section 8.5(b), in any Legal Proceeding arising out of or relating to this Agreement or any of the Transactions each of the Parties irrevocably (i) submits to the exclusive jurisdiction and venue of the Chancery Court of the State of Delaware and any state appellate court therefrom or, if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware (such courts, the “Chosen Courts”) (it being agreed that the consents to jurisdiction and venue set forth in this Section 8.5(a) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the Parties hereto), (ii) waives the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any Legal Proceeding in the Chosen Courts, (iii) agrees to not attempt to deny or defeat such jurisdiction by motion or otherwise request for leave from any Chosen Court and (iv) agrees not to bring or permit any of their Affiliates to bring or support anyone else in bringing any such Legal Proceeding in any court other than the Chosen Courts (except for an action to enforce a judgment of a Chosen Court). Each of the Parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such Party is to receive notice in accordance with Section 8.8. The Parties hereto agree that a final judgment in any such Legal Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Legal Requirements; provided, however, that nothing in the foregoing shall restrict any Party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment in a Chosen Court. Notwithstanding anything in this Agreement to the contrary, the Parties acknowledge and irrevocably agree (i) that any Legal Proceeding, whether in law or in equity, in contract, in tort or otherwise, involving the Financing Sources arising out of, or relating to, the Merger, the Debt Financing or the performance of services thereunder or related thereto will be subject to the exclusive jurisdiction of any state or federal court sitting in the State of New York in the borough of Manhattan and any appellate court thereof, and each Party submits for itself and its property with respect to any such Legal Proceeding to the exclusive jurisdiction of such court, (ii) not to bring or permit any of their Affiliates to bring or support anyone else in bringing any such Legal Proceeding in any other court, (iii) that service of process, summons, notice or document by registered mail addressed to them at their respective addresses provided in any applicable debt commitment letter will be effective service of process against them for any such Legal Proceeding brought in any such court, (iv) to waive and hereby waive, to the fullest extent permitted by law, any objection which any of them may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Legal Proceeding in any such court and (v) any such Legal Proceeding will be governed and construed in accordance with the laws of the State of New York.
(b)   The Parties agree that irreparable damage for which monetary damages (including any fees payable pursuant to Section 5.7(e) or Section 7.3), even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement (or the Equity Commitment Letter or Limited Guarantee) in accordance with its (or their) specified terms or otherwise breach such provisions. The Parties acknowledge and agree that, subject to Section 5.13, (i) each Party shall be entitled, in addition to any other remedy to which it is entitled at law or in equity, to an injunction or injunctions, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 8.5(a) without proof of damages or otherwise, this being in addition to any other remedy to which each Party is entitled under this Agreement, (ii) the provisions set forth in Section 7.3 (A) are not intended to and do not adequately compensate for the harm that would result from a breach of this Agreement and (B) shall not be construed to diminish or otherwise impair in any respect any Party’s right to specific enforcement and (iii) the right of specific performance is an integral part of the Transactions and without that right, neither the Company nor Parent or Merger Sub would have entered into this Agreement. It is explicitly agreed that the Company shall have the right to an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s and Merger Sub’s obligations to consummate the Merger and cause the Equity Financing to be funded (including to cause Parent and Merger Sub to enforce the obligations of the Equity Financing Parties under the Financing Letters in order to cause the Equity Financing to be timely completed in accordance with and subject to the terms and conditions set forth in the applicable Financing Letters) subject to the terms and conditions set forth therein and herein; provided, however, that the Company shall be entitled to such an injunction, specific performance or other equitable remedies in order to enforce Parent’s obligation to cause the Equity Financing to be funded and Parent’s and Merger Sub’s obligation to consummate the Closing if, and only if, (i) all of the conditions set forth in Section 6.1 and Section 6.2 have been satisfied or, to the extent permitted by applicable Legal Requirements, waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing, (ii) the Debt Financing has been funded in accordance with the terms and conditions thereof or will be funded in accordance with the terms and conditions thereof if the Equity Financing is funded, (iii) the Company has irrevocably confirmed to Parent in writing that if specific performance or other equitable remedy is granted and the Equity Financing and Debt Financing are funded, then the Company shall take such actions that are required of it by this Agreement to consummate the Closing pursuant to the terms of this Agreement and (iv) Parent fails to consummate the Closing on or prior to the later of the date the Closing should have occurred pursuant to Section 1.3 and three (3) business days following the delivery by the Company of the confirmation referenced in the foregoing clause (iii). The Parties acknowledge and agree that any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8.5(b) shall not be required to provide any bond or other security in connection with any such order or injunction, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. The Parties agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to applicable Legal Requirements or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The Parties further agree that, except as otherwise set forth in, and subject to the terms and conditions of, Section 7.3, (x) by seeking the remedies provided for in this Section 8.5, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement, and (y) nothing set forth in this Section 8.5 shall require any Party to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 8.5 prior to, or as a condition to, exercising any termination right under ARTICLE VII (and pursuing damages after such termination), nor shall the commencement of any Legal Proceeding by a Party pursuant to this Section 8.5 or anything set forth in this Section 8.5 restrict or limit such

Party’s right to terminate this Agreement in accordance with the terms of ARTICLE VII or pursue any other remedies under this Agreement that may be available then or thereafter.
(c)   EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO OR AGAINST THE FINANCING SOURCES ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DEBT FINANCING OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
Section 8.6   Assignability.   Neither this Agreement nor any of the rights hereunder may be directly or indirectly assigned (including by operation of law, merger or otherwise), in whole or in part, without the prior written consent of the other Parties hereto, and any attempted assignment of this Agreement or any of such rights without such consent shall be void and of no effect; provided that Parent or Merger Sub may assign this Agreement without consent to (a) any of their Affiliates (provided that such assignment shall not impede or delay the consummation of the Transactions or otherwise impede the rights of the stockholders of the Company) or (b) to any Financing Source pursuant to the terms of the Debt Financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing, it being understood that, in each case, such assignment will not (i) affect the obligations of the parties to the Equity Commitment Letter or the Guarantors pursuant to the Limited Guarantee; or (ii) prevent, impede or delay the consummation of the Merger or otherwise impede the rights of the holders of shares of Company Common Stock and Company Stock Awards pursuant to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations hereunder. Any purported assignment not permitted under this Section 8.6 shall be null and void.
Section 8.7   No Third Party Beneficiaries.   Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; except for: (i) if the Closing occurs, the right of (A) the Company Stockholders to receive the Merger Consideration, (B) the holders of Company Options to receive the Option Consideration and (C) the holders of RSUs to receive the RSU Consideration, in the case of each of clauses (A) through (C), in accordance with ARTICLE I, (ii) if the Closing occurs, the rights of the Company Employees in accordance with Section 5.4(f) and the Indemnified Persons in accordance with Section 5.5; (iii) the rights of the indemnified parties in respect of Reimbursement Obligations in accordance with Section 5.7(e); (iv) the limitations on liability of the Company Related Parties and Parent Related Parties set forth in Section 7.2(b), Section 7.3(f) and Section 7.3(g); and (v) the rights of the Financing Sources under this Section 8.7 and Section 5.13, Section 7.3(f), Section 7.3(g), Section 8.1, Section 8.2 and Section 8.5; which in the case of each of the foregoing clauses (i) through (vi) are intended to benefit, and shall be enforceable by, the Persons referred to therein in accordance with this Agreement.
Section 8.8   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) one business day after being sent for next business day delivery, fees prepaid, via a reputable international overnight courier service, (b) upon delivery in the case of delivery by hand, (c) if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission (provided that no “bounce back” or similar message of non-delivery is received with respect thereto) or (d) if sent by email transmission after 6:00 p.m. recipient’s local time and no “bounce back” or similar message of non-delivery is received with respect thereto, the day following the date of transmission; provided that in each case the notice or other communication is sent to the physical address or email address set forth beneath the name of such Party below (or to such other physical address or email address as such Party shall have specified in a written notice given to the other Parties):
if to Parent or Merger Sub (or following the Effective Time, the Company):
Gula Buyer Inc.
c/o Bansk Group LP
340 Madison Avenue
New York, NY 10173
Attn: Bill Mordan
Email: bmordan@banskgroup.com

with a copy to (which shall not constitute notice):
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attn:   William J. Chudd; Darren M. Schweiger
E-mail: william.chudd@davispolk.com; darren.schweiger@davispolk.com if to the Company (prior to the Effective Time):
PetIQ, Inc.
230 E. Riverside Drive
Eagle, Idaho 83616
Attn: William Carter
Email: bill.carter@petiq.com
And with a copy to (which shall not constitute notice):
Cooley LLP
55 Hudson Yards
New York, NY 10001
Attn:   Kevin Cooper; Christina Roupas
Email: kcooper@cooley.com; CRoupas@cooley.com
Section 8.9   Severability.   If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any Legal Requirement or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable Legal Requirements.
Section 8.10   Obligation of Parent.   Parent shall ensure that each of its Subsidiaries duly performs, satisfies and discharges on a timely basis each of the covenants, obligations and liabilities applicable to its Subsidiaries under this Agreement, and Parent, as applicable, shall be jointly and severally liable with its Subsidiaries for the due and timely performance and satisfaction of each of said covenants, obligations and liabilities.
Section 8.11   Transfer Taxes.   Except as expressly provided in Section 1.6(d), all transfer, documentary, sales, use, stamp, registration, value- added and other similar Taxes and fees incurred in connection with this Agreement and the Transactions shall be paid by Parent when due. Parent shall file all Tax Returns and other documentation required to be filed with respect to such Taxes and fees.
Section 8.12   Company Disclosure Letter.   The Parties agree that the disclosure set forth in any particular section or subsection of the Company Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure.
Section 8.13   Construction.
(a)   For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. For purposes of this Agreement, where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning unless the context otherwise requires.

(b)   Each Party has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, the Parties agree that any rule of construction to the effect that ambiguities or questions of intent or interpretation are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authority of any of the provisions of this Agreement.
(c)   As used in this Agreement, unless otherwise indicated, the words “include,” “includes” and “including” shall be deemed in each case to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement, unless otherwise stated, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. As used in this Agreement, the term “or” is not exclusive and shall mean “and/or.” As used in this Agreement, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and shall not simply mean “if.”
(d)   Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits,” “Annexes” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits, Annexes or Schedules to this Agreement.
(e)   Unless otherwise indicated, all references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires.
(f)   The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Legal Requirement, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.
(g)   References to “made available” shall mean that such documents or information referenced: (i) were delivered to the Company, Parent, Merger Sub or their respective Representatives, as applicable, prior to the execution and delivery of this Agreement; (ii) were contained in the Company’s electronic data room maintained by Datasite by no later than 5:00 p.m. Eastern Time on the date prior to the execution and delivery of this Agreement; or (iii) were publicly available, without redactions, on the EDGAR website prior to the date of this Agreement.
(h)   References to any specific Legal Requirement or to any provision of any Legal Requirement includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued or promulgated thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific Legal Requirement will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued or promulgated thereunder or pursuant thereto) as of such date.
(i)   References to “ordinary course of business” shall mean the ordinary course of operations of the Acquired Companies.
(j)   References to “$” or “dollars” refer to United States dollars unless otherwise noted.
(k)   The table of contents and bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.
[Signature page follows]

In Witness Whereof, the Parties have caused this Agreement to be executed as of the date first above written.
PetIQ, Inc.
By:
/s/ McCord Christensen

Name:
McCord Christensen

Title:
Chief Executive Officer

Gula Buyer Inc.
By:
/s/ WR Mordan

Name:
Bill Mordan

Title:
Authorized Person

Gula Merger Sub Inc.
By:
/s/ WR Mordan

Name:
Bill Mordan

Title:
Authorized Person

[Signature Page to Agreement and Plan of Merger]

Exhibit A
Certain Definitions
For purposes of this Agreement (including this Exhibit A):
“Acceptable Confidentiality Agreement” shall have the meaning set forth in Section 4.3(a).
“Acquired Companies” shall mean the Company and each of its Subsidiaries, collectively.
“Acquisition Proposal” shall mean any proposal or offer from any Person (other than Parent and its Affiliates) or “group,” (as defined in Section 13(d) of the Exchange Act) relating to, in a single transaction or series of related transactions, any direct or indirect (A) acquisition, lease or license of assets of the Acquired Companies equal to 20% or more of the Acquired Companies’ consolidated assets or to which 20% or more of the Acquired Companies’ consolidated revenues or earnings are attributable, (B) issuance by the Company or acquisition of 20% or more of the outstanding Shares or voting interests of the Company, (C) tender offer or exchange offer that if consummated would result in any Person or group beneficially owning 20% or more of the outstanding Shares or voting interests of the Company or (D) merger, consolidation, amalgamation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company that, if consummated, would result in (x) any Person or group beneficially owning 20% or more of the outstanding Shares or voting power of the resulting direct or indirect parent of the Company or the surviving entity in such transaction or (y) the Company Stockholders immediately preceding such transaction holding less than 80% of the Shares or voting interests in the direct or indirect parent of the Company or the surviving entity in such transaction, in each case of the foregoing clauses (A) through (D), other than the Transactions.
“Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise.
“Agreement” shall mean the Agreement and Plan of Merger to which this Exhibit A is attached, as it may be amended from time to time.
“Alternate Debt Financing” shall have the meaning set forth in Section 5.7(g).
“Animal Drug Application” shall mean a New Animal Drug Application and any related supplemental applications and an Abbreviated New Animal Drug Application submitted to the FDA pursuant to 21 U.S.C. 360b (or its successor statutory provision), a Conditional New Animal Drug Application submitted to the FDA pursuant to 21 U.S.C. 360ccc (or its successor statutory provision), a request for an index listing submitted to the FDA pursuant to 21 U.S.C. 360ccc-1 (or its successor statutory provision), a request for authorization for veterinary medical products for use in emergencies submitted to the FDA pursuant to 21 U.S.C. 360bbb-3 (or its successor statutory provision), and a Veterinary Master File, or the equivalent application or filing filed with any equivalent regulatory agency or governmental authority outside the U.S. necessary to sell a Regulated Product in such jurisdiction (including a marketing authorization application or dossier filed with the applicable regulatory agency of a European Union member state or with the European Medicines Agency for a veterinary medicinal product).
“Anti-Corruption Laws” shall mean the Foreign Corrupt Practices Act of 1977, the Anti-Kickback Act of 1986, the UK Bribery Act of 2010, and the Anti-Bribery Laws of the People’s Republic of China or any applicable Legal Requirements of similar effect.
“Antitrust Laws” shall mean the Sherman Act, the Clayton Act, the HSR Act, the Federal Trade Commission Act, state antitrust laws, and all other applicable Legal Requirements (including non-U.S. laws and regulations) issued by a Governmental Body that are designed or intended to preserve or protect competition, prohibit and restrict agreements in restraint of trade or monopolization, attempted monopolization, restraints of trade and abuse of a dominant position, or to prevent acquisitions, mergers

A-A-1

or other business combinations and similar transactions, the effect of which may be to lessen or impede competition or to tend to create or strengthen a dominant position or to create a monopoly.
“Balance Sheet” shall have the meaning set forth in Section 2.6.
“Book-Entry Shares” shall mean non-certificated Shares represented by book-entry.
“business day” shall mean a day except a Saturday, a Sunday or other day on which banks in the City of New York are authorized or required by Legal Requirements to be closed.
“Capped Call Confirmations” shall mean those Contracts set forth on Section 5.8 of the Company Disclosure Letter.
“Certificate of Incorporation” shall mean the Second Amended and Restated Certificate of Incorporation of the Company as filed on June 23, 2022.
“Certificates” shall have the meaning set forth in Section 1.6(b).
“Change in Circumstance” shall mean any positive Effect that materially affects the business, assets or operations of the Acquired Companies, taken as a whole, that was not known or reasonably foreseeable to the Company Board as of the date of this Agreement (or if known Company Board as of the date of this Agreement, the consequences of which were not known or reasonably foreseeable to Company Board as of the date of this Agreement) and becomes known to the Company Board prior to obtaining the Company Required Vote; provided, that none of the following shall constitute a “Change in Circumstance”: (a) any Acquisition Proposal, any inquiries, proposals or offers which constitute, or would reasonably be expected to lead to, an Acquisition Proposal, or any business combination or acquisition opportunity, (b) any Effect resulting from a breach of this Agreement by the Company, (c) the fact, in and of itself, that the Company exceeds any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial or operating metrics for any period ending on or after the date of this Agreement (provided that the exception in this clause (c) shall not prevent or otherwise affect consideration of any such development or change that causes the Company meeting or exceeding such metrics from being taken into account in determining whether a Change in Circumstance has occurred), or (d) any changes after the date of this Agreement in the market price or trading volume of the shares of Company Common Stock (provided that the exception in this clause (d) shall not prevent or otherwise affect consideration of any such development or change that causes such change in market price or trading value from being taken into account in determining whether a Change in Circumstance has occurred).
”Chosen Courts” shall have the meaning set forth in Section 8.5(a).
”Class A Common Stock” shall mean Class A common stock, par value $0.001 per share, of the Company.
“Class B Common Stock” shall mean Class B common stock, par value $0.001 per share, of the Company.
“Closing” shall have the meaning set forth in Section 1.3(a).
”Closing Date” shall have the meaning set forth in Section 1.3(a).
“Code” shall mean the Internal Revenue Code of 1986, as amended.
”Company” shall have the meaning set forth in the preamble to this Agreement.
“Company Acquisition Agreement” shall have the meaning set forth in Section 4.3(b).
”Company Adverse Change Recommendation” shall have the meaning set forth in Section 5.1(a).
“Company Associate” shall mean each officer or other employee, or individual who is an individual independent contractor, consultant or director, of or to any of the Acquired Companies.
“Company Board” shall have the meaning set forth in Recital C of this Agreement.

A-A-2

”Company Board Recommendation” shall have the meaning set forth in Recital C of this Agreement.
“Company Breach Notice Period” shall have the meaning set forth in Section 7.1(e).
“Company Common Stock” shall mean the Class A Common Stock and the Class B Common Stock.
“Company Contract” shall mean any Contract in effect as of the date of this Agreement to which an Acquired Company is a party or by which an Acquired Company or any of its properties or assets is otherwise bound.
“Company Convertible Notes” shall mean the 4.00% Convertible Senior Notes due in 2026 issued under the Indenture.
“Company Disclosure Documents” shall have the meaning set forth in Section 2.4(g).
“Company Disclosure Letter” shall mean the disclosure letter that has been prepared by the Company in accordance with the requirements of this Agreement and that has been delivered by the Company to Parent on the date of this Agreement.
”Company Employee” shall have the meaning set forth in Section 5.4(f).
“Company Equity Plans” shall mean the Company Incentive Plan and the Company Inducement Plan.
“Company Incentive Plan” shall mean the Company’s 2024 Omnibus Incentive Plan, as amended.
“Company Inducement Plan” shall mean the Company’s 2018 Inducement and Retention Stock Plan for CVC Employees provided for the grant of stock options to employees hired in connection with an acquisition in 2018 as employment inducement awards pursuant to NASDAQ Listing Rule 5635(c) (4).
“Company IP” shall mean all Intellectual Property Rights that are owned or purported to be owned by any Acquired Company.
“Company Lease” shall mean any Company Contract pursuant to which any Acquired Company leases or subleases Leased Real Property from another Person.
”Company Liability Limitation” shall have the meaning set forth in Section 7.1(f)(ii).
“Company Options” shall mean all options to purchase Shares (whether granted by the Company pursuant to the Company Equity Plans, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted).
“Company Preferred Stock” shall mean the preferred stock, $0.001 par value per share, of the Company.
“Company Product” shall mean all Regulated Products and all products, technologies and services (including any in development from which revenue is expected to be earned in the next three (3) months) that are owned, made, provided, distributed, imported, sold or licensed by or on behalf of the Acquired Companies.
”Company Related Parties” shall have the meaning set forth in Section 7.1(f)(i).
“Company Required Vote” shall mean the affirmative vote of the holders of at least a majority of the outstanding shares of Company Common Stock in favor of the adoption of this Agreement and approval of the Merger.
“Company SEC Documents” shall have the meaning set forth in Section 2.4(a).
“Company Stock Awards” shall mean all Company Options and RSUs.
“Company Stockholder” shall mean a holder of Company Common Stock.
“Company Stockholder Meeting” shall have the meaning set forth in Section 5.2.
“Company Termination Fee” shall mean an amount in cash equal to $34,606,500.

A-A-3

“Confidentiality Agreement” shall have the meaning set forth in Section 4.1.
“Consent” shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).
“Continuing Employee” shall have the meaning set forth in Section 5.4.
“Contract” shall mean any legally binding agreement, contract, subcontract, lease, understanding, instrument, bond, debenture, note, indenture, option, warrant, warranty, purchase order, license, sublicense, insurance policy, benefit plan or other legally binding commitment or undertaking of any nature.
“Debt Commitment Letter” shall have the meaning set forth in Section 3.7.
“Debt Fee Letter” shall have the meaning set forth in Section 3.7.
”Debt Financing” shall have the meaning set forth in Section 3.7.
“Determination Notice” shall have the meaning set forth in Section 5.1(b)(i).
“DGCL” shall mean the Delaware General Corporation Law, as amended.
“Dissenting Shares” shall have the meaning set forth in Section 1.7.
“DOJ” shall mean the U.S. Department of Justice.
“DPA” shall mean the Defense Production Act of 1950.
“Effective Time” shall have the meaning set forth in Section 1.3(b).
“Employee Plan” shall mean any salary, bonus, vacation, deferred compensation, incentive compensation, stock purchase, stock option, severance pay, termination pay, death and disability benefits, hospitalization, medical, life or other insurance, flexible benefits, supplemental unemployment benefits, profit-sharing, pension or retirement plan, policy, program, agreement or arrangement and each other employee benefit plan, or arrangement sponsored, maintained, contributed to or required to be contributed to by the Company for the benefit of any current or former employee of the Company or with respect to which the Company could reasonably be expected to have any liability, excluding compensation and benefit plans, programs and arrangements that are sponsored or maintained by a Governmental Body.
“Encumbrance” shall mean any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or other similar restriction (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset); provided that “Encumbrance” shall not include any non-exclusive license of Intellectual Property Rights entered into in the ordinary course of business.
“Entity” shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.
“Environmental Law” shall mean any federal, state, local or foreign Legal Requirements, including common law, relating to pollution or protection of health or safety or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any law or regulation relating to Releases or threatened Releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, transport or handling of Hazardous Materials.
“Equity Commitment Letter” shall have the meaning set forth in Section 3.7.
“Equity Financing” shall have the meaning set forth in Section 3.7.

A-A-4

“Equity Financing Parties” shall have the meaning set forth in Section 3.7.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” with respect to an entity shall mean any other entity that, together with such first entity, would be treated as a single employer under Section 414 of the Code.
“Exchange Act” shall mean the Securities Exchange Act of 1934.
“FDA” shall mean the U.S. Food and Drug Administration or any successor agency with comparable responsibilities.
“Financing” shall have the meaning set forth in Section 3.7.
“Financing Letters” shall have the meaning set forth in Section 3.7.
“Financing Sources” shall mean the Persons (other than Parent and its Affiliates) that have committed or subsequently commit, after the date hereof, to provide or arrange the Debt Financing or any Alternate Debt Financing in connection with the Merger, including the parties to the Debt Commitment Letter (including any New Debt Commitment Letter) and any joinder agreements, credit agreements or any other definitive loan documents entered into pursuant thereto or relating thereto, together with their respective Affiliates and their and their Affiliates’ current, former and future officers, directors, general or limited partners, shareholders, members, controlling persons, employees, agents and representatives involved in the Debt Financing or such Alternate Debt Financing and the successors and assigns of each of the foregoing.
“Foreign Employee Plan” shall have the meaning set forth in Section 2.15(d).
“FTC” shall mean the U.S. Federal Trade Commission.
“GAAP” shall have the meaning set forth in Section 2.4(b).
“Governmental Authorization” shall mean any: (a) permit, license, certificate, franchise, permission, variance, clearance, exemption, approval, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Body.
“Governmental Body” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court, arbitrator or other tribunal.
“Guarantor” shall have the meaning set forth in the recitals to this Agreement.
“Hazardous Materials” shall mean any waste, material, or substance that is listed, regulated or defined under any Environmental Law and includes any pollutant, contaminant, chemical substance, hazardous or toxic substances or wastes, special waste, solid waste, medical or biological waste, explosive or flammable substances, asbestos or asbestos-containing materials, mold, radioactive material, polychlorinated biphenyls, petroleum or petroleum-derived substance or waste, and per- and polyfluoroalkyl substances.
“HoldCo” shall have the meaning set forth in the recitals to this Agreement.
“HoldCo LLC Agreement” shall mean the Sixth Amended and Restated Limited Liability Company Agreement of HoldCo dated as of July 19, 2017.
“HoldCo Unit Exchange” shall mean any Voluntary Exchange or Mandatory Exchange.
“HoldCo Units” shall mean Units (as defined in the HoldCo LLC Agreement) of HoldCo.
“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Indebtedness” shall mean, with respect to any Person, without duplication, (a) all indebtedness for borrowed money (including the issuance of any debt security) to any Person (other than, with respect to the

A-A-5

Acquired Companies, to another Acquired Company), (b) all obligations evidenced by notes, bonds, debentures or similar Contracts to any Person, (c) all obligations in respect of letters of credit (to the extent drawn) and bankers’ acceptances (other than letters of credit used as security for leases) to the extent drawn upon by the counterparty thereto or (d) any guaranty of any such obligations described in clauses “(a)” through “(c)” of any Person (other than, in any case, accounts payable to trade creditors and accrued expenses, in each case arising in the ordinary course of business).
“Indemnified Persons” shall have the meaning set forth in Section 5.5(a).
“Indemnifying Parties” shall have the meaning set forth in Section 5.5(b).
“Indenture” shall mean the Indenture, dated May 19, 2020, by and between the Company and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee.
“Intellectual Property Rights” shall mean any and all intellectual property rights or similar proprietary rights, which may exist under the laws of any jurisdiction in the world, including the following types: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights and mask work rights, and all derivative works, renewals, extensions, reversions or restorations associated with any copyrights, regardless of the medium of fixation or means of expression; (b) rights in trademarks, service marks, trade dress, logos, slogans, corporate names, trade names, internet domain names, social media identifiers and accounts and other source identifiers, and any goodwill associated therewith; (c) rights associated with trade secrets, know how (including manufacturing and production processes and research and development information), formulae, recipes, confidential information, technical data, algorithms, procedures, protocols, rules of thumb, techniques, results of experimentation and testing, and business information (including financial and marketing plans, customer and supplier lists, and pricing and cost information); (d) patents and industrial property rights; (e) all registrations, renewals, extensions, statutory invention registrations, provisionals, continuations, continuations-in-part, divisions, or reissues of, and applications for, any of the rights referred to in clauses (a) through (d) above; (f) rights in software, databases, data compilations and data collections and (g) all rights to sue or recover and retain damages and costs and attorneys’ fees for past, present and future infringement, misappropriation or other violation of any of the foregoing.
“IRS” shall mean the Internal Revenue Service.
“IT Assets” shall mean any and all computers, software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines, and other information technology assets and equipment (including laptops and mobile devices), and all documentation related to any of the foregoing, in each case, owned by, or licensed or leased to (or purported to be owned by or licensed or leased to), the Acquired Companies.
“knowledge” shall mean (a) with respect to the Company, the actual knowledge of the individuals, after reasonable inquiry of such individual’s direct reports regarding the matter at issue, listed in Part A of the Company Disclosure Letter and (b) with respect to Parent or Merger Sub, the actual knowledge of the individuals, after reasonable inquiry of such individual’s direct reports regarding the matter at issue, listed in Part A of the Parent Disclosure Letter.
“Leased Real Property” shall have the meaning set forth in Section 2.7(b).
“Legal Proceeding” shall mean any action, claim, suit, charge, complaint, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.
“Legal Requirement” shall mean any federal, state, local, municipal, foreign or other law, act, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, writ, award, rule, regulation, ruling, order, judgment, injunction or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of NYSE or Nasdaq).
“Legal Restraint” shall have the meaning set forth in Section 6.1(c).

A-A-6

“Limited Guarantee” shall have the meaning set forth in the preamble to this Agreement.
“Mandatory Exchange” shall mean the automatic exchange of HoldCo Units and Class B Common Stock for Class A Common Stock in accordance with Section 3.8(a)(ii) of the HoldCo LLC Agreement as a result of the consummation of the Transactions.
“Match Period” shall have the meaning set forth in Section 5.1(b)(i).
”Material Adverse Effect” shall mean any fact, event, occurrence, effect, change, development or circumstance (each, an “Effect”) that, individually or taken together with all other Effects, has had or would reasonably be expected to have a material adverse effect on (1) the business, financial condition, liabilities or results of operations of the Acquired Companies, taken as a whole, or (2) the ability of the Company to consummate the Transactions by the Termination Date; provided, however, that solely with respect to the foregoing clause (1), none of the following, and no Effect arising out of, relating to or resulting from the following, shall be deemed in and of themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there is, or would reasonably be expected to be, a Material Adverse Effect: (a) any change in the market price, credit rating or trading volume of the Company’s stock or other securities or any change affecting the ratings or the ratings outlook for the Company (provided that the underlying factors contributing to any such change may be taken into account in determining whether there is, or would reasonably be expected to be, a Material Adverse Effect, unless such underlying factors would otherwise be excluded from the definition of Material Adverse Effect); (b) any Effect arising out of or relating to the announcement or pendency of the Transactions or performance of this Agreement, including (i) any action taken (or not taken) by any Acquired Company that is expressly required to be taken (or is expressly prohibited from being taken) by it pursuant to this Agreement (other than Section 4.2(a)), or is consented to by Parent (including the failure of the Company to take any action which it is prohibited from taking under this Agreement if the Company seeks Parent’s consent to take such action and Parent fails to grant such consent), (ii) any action taken by Parent or its Affiliates to obtain any Consent from any Governmental Body to the consummation of the Merger, and, in each case, the result of any such actions, (iii) any claim or Legal Proceeding arising out of or related to this Agreement or the Transactions, (iv) any change in customer, supplier, employee, financing source, stockholder, regulatory, partner or similar relationships of the Acquired Companies resulting therefrom or (v) any Effect that arises out of or relates to the identity of Parent or any of its Affiliates; (provided, that this clause (b) does not apply in the context of any representation or warranty of the Company which specifically address the consequences of the execution and delivery of this Agreement or the consummation of the Transaction, including for purposes of determining whether the condition set forth in Section 6.2(a) has been satisfied), (c) any Effect generally affecting any industry in which any Acquired Company operates; (d) economic, legislative, regulatory or political conditions or conditions in any securities, credit, financial or other capital markets, in each case in the United States or any other country or region; (e) any changes in interest rates, inflation rates or fluctuations in the value of any currency; (f) any act of terrorism, war, civil unrest, national or international calamity, cyber intrusion, weather, earthquakes, hurricanes, tornados, natural disasters, pandemic or epidemic (and any escalation or worsening of any of the foregoing); (g) any failure by any Acquired Company to meet any internal or external projection, budget, forecast, estimate or prediction in respect of revenues, earnings or other financial or operating metrics for any period (provided that the underlying factors contributing to any such failure may be taken into account in determining whether there is, or would reasonably be expected to be, a Material Adverse Effect unless such underlying factors would otherwise be excluded from the definition of Material Adverse Effect); (h) Parent’s or Merger Sub’s breach of this Agreement or an Equity Financing Party’s breach of the Equity Commitment Letter; (i) any change after the date hereof in any Legal Requirements or GAAP, or binding interpretations of any Legal Requirements or GAAP or (j) the matters disclosed in Part B of the Company Disclosure Letter; provided, further that any Effect referred to in the foregoing clauses (c), (d), (e), (f) or (i) may be taken into account in determining whether there is, or would reasonably be expected to be, a Material Adverse Effect to the extent such Effect has a disproportionate adverse effect on the Acquired Companies, taken as a whole, as compared to other similarly situated participants in the industries in which the Acquired Companies operate (in which case any such incremental disproportionate adverse effect (and only such incremental disproportionate adverse effect) may be taken into account in determining whether there is, or would reasonably be expected to be, a Material Adverse Effect).
”Material Contract” shall have the meaning set forth in Section 2.9(a).

A-A-7

“Merger” shall have the meaning set forth in Recital B of this Agreement.
“Merger Consideration” shall have the meaning set forth in Section 1.5(a) (iii).
“Merger Sub” shall have the meaning set forth in the preamble to this Agreement.
“Nasdaq” shall mean The Nasdaq Global Select Market.
”New Debt Commitment Letters” shall have the meaning set forth in Section 5.7(g).
“NYSE” shall mean The New York Stock Exchange.
“Option Consideration” shall have the meaning set forth in Section 1.8(a).
“Owned Real Property” shall have the meaning set forth in Section 2.7(a).
“Parent” shall have the meaning set forth in the preamble to this Agreement.
“Parent Breach Notice Period” shall have the meaning set forth in Section 7.3(g).
“Parent Liability Limitation” shall have the meaning set forth in Section 7.3(f)(i).
“Parent Material Adverse Effect” shall mean any Effect that, individually or in the aggregate with all other Effects, prevents, materially delays or materially impairs the ability of Parent or Merger Sub to consummate the Transactions.
“Parent Related Parties” shall have the meaning set forth in Section 7.3(f)(i).
“Parent Termination Fee” shall mean an amount in cash equal to $69,213,000.
“Parties” shall mean Parent, Merger Sub and the Company.
”Paying Agent” shall have the meaning set forth in Section 1.6(a).
”Paying Agent Agreement” shall have the meaning set forth in Section 1.6(a).
“Payment Fund” shall have the meaning set forth in Section 1.6(a).
“Payoff Letters” shall have the meaning set forth in Section 5.14.
“Permitted Encumbrance” shall mean (a) any Encumbrance for Taxes either (i) not yet due and payable or (ii) that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (b) any Encumbrance representing the rights of customers, suppliers and subcontractors in the ordinary course of business under the terms of any Contracts to which the relevant party is a party or under general principles of commercial or government contract law (including mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, landlords’ and similar liens granted or which arise in the ordinary course of business, in each case which are not yet due or that are being contested in good faith by appropriate proceedings), (c) in the case of any Contract, Encumbrances that are restrictions against the transfer or assignment thereof that are included in the terms of such Contract, (d) any Encumbrances for which appropriate reserves have been established in the consolidated financial statements of the Acquired Companies, (e) any non-exclusive license of Intellectual Property Rights entered in the ordinary course of business, and (f) in the case of real property, Encumbrances that are easements, rights-of-way, encroachments, restrictions, conditions and other similar Encumbrances incurred or suffered in the ordinary course of business and which, individually or in the aggregate, do not and would not materially impair the use (or contemplated use), utility or value of the applicable real property or otherwise materially impair the present or contemplated business operations at such location, or zoning, entitlement, building and other land use regulations imposed by Governmental Bodies having jurisdiction over such real property or that are otherwise set forth on a title report.
“Person” shall mean any individual, Entity or Governmental Body.

A-A-8

“Personal Information” shall mean “personal information,” “personally identifiable information,” “personal data,” and any terms of similar import, in each case as defined under applicable Legal Requirements relating to data privacy, data protection, cybersecurity and/or the processing of such information or data.
“Pre-Closing Period” shall have the meaning set forth in Section 4.1.
“Privacy Laws” shall mean all applicable Legal Requirements relating to data privacy, data protection, cybersecurity and/or the processing of Personal Information, including the California Consumer Privacy Act of 2018, as amended by the California Privacy Rights Act of 2020, the EU 2016/679 General Data Protection Regulation and the equivalent thereof under the laws of the United Kingdom.
“Proxy Statement” shall have the meaning set forth in Section 5.2.
“Reference Date” shall mean August 5, 2024.
“Registered IP” shall mean all registrations and applications for registrations included in the Company IP, including all patents, registered copyrights, registered trademarks, service marks and trade dress, and all applications for any of the foregoing, and internet domain names and social media identifiers and accounts, in each case, that are registered or issued or applied-for under the authority of any Governmental Body.
“Regulated Product” shall mean (i) any animal drug or veterinary medicinal product or component that is subject to the regulatory authority of the FDA pursuant to the Federal Food, Drug, and Cosmetic Act and subsequent amending statutes (21 U.S.C. Chapter 9), the Public Health Service Act and subsequent amending statutes (42 U.S.C. Chapter 6A), any subsequent statutes administered by the FDA and any regulations promulgated or otherwise issued by the FDA, (ii) any animal product subject to the regulatory authority of the FDA pursuant to the Federal Food, Drug, and Cosmetic Act, any subsequent amending statutes, and any regulations promulgated or otherwise issued by the FDA, and (iii) any vaccine or other veterinary biologic that is subject to the regulatory authority of the USDA, via the Animal and Plant Health Inspection Service Center for Veterinary Biologics, pursuant to the Virus- Serum-Toxin-Act (21 U.S.C. Chapter 5), and any subsequent amending statutes and regulations promulgated thereunder.
“Regulatory Authority” shall mean the FDA, EPA, the Florida Department of Health, the USDA or other federal, state or local authorities in the United States, the European Medicines Agency and the EU Commission in the European Union, and any health regulatory authorities in any other country or legal jurisdiction in the world, including the United Kingdom and the Republic of Ireland, that is a counterpart to the FDA, EPA, USDA or European Medicines Agency and holds responsibility for any Regulatory Authorization.
“Regulatory Authorization” shall mean any approval, product license, registration or authorization necessary for the development, manufacture, processing, packaging, storage, distribution, advertising, labeling, export or commercialization of a Regulated Product.
“Reimbursement Obligations” shall mean Parent’s obligations pursuant to Section 5.7(e), the last proviso of Section 5.8(b) and the first proviso of Section 5.16.
“Release” shall mean any presence, emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, disposal, migration, or release into, through or upon the environment, including the air, soil, improvements, surface water, groundwater, the sewer, septic system, storm drain, publicly owned treatment works, or waste treatment, storage, or disposal systems or within any building structure, facility or fixture.
“Repaid Indebtedness” shall have the meaning set forth in Section 5.14.
“Representatives” shall mean, with respect to a Person, the officers, directors, employees, attorneys, accountants, investment bankers, consultants, agents, financial advisors, other advisors and other representatives of such Person.
“Required Amount” shall have the meaning set forth in Section 3.8.
“Rollover Agreement” shall have the meaning set forth in the recitals to this Agreement.

A-A-9

“Rollover Shares” shall have the meaning set forth in the recitals to this Agreement.
“Rollover Stockholders” shall have the meaning set forth in the recitals to this Agreement.
“RSU” shall mean an award of restricted stock units granted under any of the Company Equity Plans.
“RSU Consideration” shall have the meaning set forth in Section 1.8(b).
“Sanctions” shall mean any applicable sanctions or restrictions under applicable United States or non-U.S. Laws relating to export, reexport, transfer and import controls, trade or economic sanctions.
“Sarbanes-Oxley Act” shall mean the Sarbanes-Oxley Act of 2002, as amended.
“SEC” shall mean the United States Securities and Exchange Commission.
“Securities Act” shall mean the Securities Act of 1933, as amended.
“Sensitive Data” shall have the meaning set forth in Section 2.8(h).
“Shares” shall mean shares of Class A Common Stock.
“Standard Licenses” shall mean (a) non-exclusive licenses to Company IP granted in connection with the products and services of the Acquired Companies in the ordinary course of business; (b) non-exclusive licenses granted to the Acquired Companies for standard, generally commercially available, “off-the-shelf” third-party software with aggregate annual payments of less than $500,000; (c) nondisclosure agreements entered into in the ordinary course of business; (d) any incidental licenses granted to a service provider in support of the services provided to the Acquired Companies; and (e) employee and consulting agreements substantially on the Company’s standard forms.
“Subsidiary” shall mean, with respect to any Person, any corporation, partnership, association, joint venture, limited liability company or other entity (a) of which 50% or more of the outstanding share capital, voting securities or other voting equity interests are owned, directly or indirectly by such Person, (b) of which such Person is entitled to elect, directly or indirectly, at least 50% of the board of directors (or managers) or similar governing body of such entity, or (c) if such entity is a limited partnership or limited liability company, of which such Person or one of its Subsidiaries is a general partner or managing member or otherwise has the power to direct or cause the direction of the management or policies thereof.
“Superior Proposal” shall mean a bona fide written Acquisition Proposal that the Company Board (or committee thereof) determines in its good faith judgment after consultation with the Company’s outside legal counsel and financial advisor, (a) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory, financing and other aspects (including certainty of closing) of the proposal and the identity and financial wherewithal of the Person making the proposal and other aspects of the Acquisition Proposal that the Company Board deems relevant, and (b) if consummated, would be more favorable to the Company Stockholders (solely in their capacities as such) from a financial point of view than the Transactions (after considering such factors as the Company Board considers in good faith to be appropriate, including type of consideration, conditionality, the expected timing to closing and likelihood of consummation of such proposal) and after taking into account any revisions to this Agreement and the Transactions made or proposed by Parent prior to the time of such determination; provided that for purposes of the definition of “Superior Proposal,” the references to “20%” and “80%” in the definition of Acquisition Proposal shall be deemed to be references to “50%.”
“Surviving Corporation” shall have the meaning set forth in Recital B of this Agreement.
“Takeover Laws” shall mean any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” or other similar state anti-takeover laws and regulations.
“Tax” shall mean any U.S. federal, state, and local and non-U.S. tax, assessment and similar governmental charge and imposition in the nature of taxes (including any income tax, profits tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, estimated tax, unemployment tax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, goods tax, occupation tax, property tax,

A-A-10

business tax, alternative tax, add-on tax, minimum tax, withholding tax, social security (or similar) tax or payroll tax), including any interest, penalty, fine and addition thereto, in each case imposed by any Governmental Body, whether disputed or not.
“Tax Return” shall mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, claim for refund, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax.
“Termination Date” shall have the meaning set forth in Section 7.1(c).
“Transactions” shall mean (a) the execution and delivery of this Agreement and (b) all of the transactions contemplated by this Agreement, including the Merger.
“Treasury Regulations” shall mean the regulations promulgated under the Code.
“USDA” shall mean the U.S. Department of Agriculture or any successor agency with comparable responsibilities.
“Voluntary Exchange” shall mean any exchange of HoldCo Units and Class B Common Stock for Class A Common Stock in accordance with Section 3.8(a)(i) of the HoldCo LLC Agreement.
“Willful Breach” shall mean a material breach of this Agreement that is a consequence of an intentional act or intentional failure to act undertaken by the breaching party with actual knowledge that such party’s act or failure to act would result in or constitute a breach of this Agreement.

A-A-11

Exhibit B
Surviving Corporation Certificate of Incorporation

A-B-1

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PETIQ, INC.
[•]
FIRST:   The name of the corporation is PetIQ, Inc. (the “Corporation”).
SECOND:   The address of its registered office in the State of Delaware is Corporation Service Company, 251 Little Falls Drive, City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is The Corporation Service Company.
THIRD:   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (“Delaware Law”).
FOURTH:   The total number of shares of stock which the Corporation shall have authority to issue is 1,000, and the par value of each such share is $0.01, amounting in the aggregate to $10.00.
FIFTH:   The name and mailing address of the incorporator are:
Name	Mailing Address
Kelsey D. Stevens	Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
SIXTH:   The Board of Directors shall have the power to adopt, amend or repeal the bylaws of the Corporation (the “Bylaws”).
SEVENTH:   Election of directors need not be by written ballot unless the Bylaws so provide.
EIGHTH:   The Corporation expressly elects not to be governed by Section 203 of Delaware Law.
NINTH:   (1) No current or former director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except, to the extent provided by applicable law, for liability (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of Delaware Law or (iv) for any transaction from which the director derived an improper personal benefit. If Delaware Law is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of each current or former director or officer of the Corporation shall be limited or eliminated to the fullest extent permitted by Delaware Law as so amended from time to time. Neither any amendment nor repeal of this Section, nor the adoption of any provision of this Third Amended and Restated Certificate of Incorporation inconsistent with this Section, shall eliminate or reduce the effect of this Section in respect of any matter occurring, or any cause of action, suit or claim that, but for this Section, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.
(2)   The Corporation shall, in accordance with this Third Amended and Restated Certificate of Incorporation and the Bylaws, indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, member, trustee, partner, representative or agent of another corporation, partnership, limited liability company, joint venture, trust,

A-B-2

enterprise or nonprofit entity, including service with respect to employee benefit plans maintained or sponsored by the Corporation (an “Indemnitee”), against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee. The Corporation shall be required to indemnify an Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if the initiation of such Proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors. Each person who was, is or becomes a director or officer of the Corporation shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Section. All rights to indemnification under this Section shall be deemed to have vested at the time such person becomes or became a director or officer of the Corporation, and such rights shall continue as to an Indemnitee who has ceased to be a director and shall inure to the benefit of the Indemnitee heirs, executors and administrators. Any amendment, modification, alteration or repeal of this Section that in any way diminishes, limits, restricts, adversely affects or eliminates any right of an Indemnitee or his or her successors to indemnification, advancement of expenses or otherwise shall be prospective only and shall not in any way diminish, limit, restrict, adversely affect or eliminate any such right with respect to any actual or alleged state of facts, occurrence, action or omission then or previously existing, or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such actual or alleged state of facts, occurrence, action or omission. Claims for indemnification shall be made pursuant to the procedural requirements of the Bylaws.
(3)   The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under Delaware Law.
TENTH:   The Corporation reserves the right to amend this Third Amended and Restated Certificate of Incorporation in any manner permitted by Delaware Law and all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

A-B-3

IN WITNESS WHEREOF, the undersigned has executed this Third Amended and Restated Certificate of Incorporation as of the date first set forth above.
Kelsey D. Stevens Incorporator
[Signature Page to Certificate of Incorporation of PetIQ, Inc.]

A-B-4

Exhibit C
Surviving Corporation Bylaws

A-C-1

SECOND AMENDED AND RESTATED
BYLAWS
OF
PETIQ, INC.
* * * * *
ARTICLE 1
OFFICES
Section 1.01.   Registered Office.   The registered office of PetIQ, Inc. (the “Corporation”) shall be in the City of Wilmington, County of New Castle, State of Delaware.
Section 1.02.   Other Offices.   The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.
Section 1.03.   Books.   The books of the Corporation may be kept within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.
ARTICLE 2
MEETINGS OF STOCKHOLDERS
Section 2.01.   Time and Place of Meetings.   All meetings of stockholders shall be held at such place, either within or without the State of Delaware, on such date and at such time as may be determined from time to time by the Board of Directors (or the Chairman in the absence of a designation by the Board of Directors).
Section 2.02.   Annual Meetings.   Unless directors are elected by written consent in lieu of an annual meeting as permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (“Delaware Law”), an annual meeting of stockholders shall be held for the election of directors and to transact such other business as may properly be brought before the meeting at such date and time as may be designated by the Board from time to time. Stockholders may, unless the certificate of incorporation otherwise provides, act by written consent to elect directors; provided, however, that if such consent is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action.
Section 2.03.   Special Meetings.   Special meetings of stockholders may be called by the Board of Directors or the Chairman of the Board and shall be called by the Secretary at the request in writing of holders of record of a majority of the outstanding capital stock of the Corporation entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.
Section 2.04.   Notice of Meetings and Adjourned Meetings; Waivers of Notice.   (a) Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by Delaware Law, such notice shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting. Unless these bylaws otherwise require, when a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date

A-C-2

is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
(b)   A written waiver of any such notice signed by the person entitled thereto, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.
Section 2.05.   Quorum.   Unless otherwise provided under the certificate of incorporation or these bylaws and subject to Delaware Law, the presence, in person or by proxy, of the holders of a majority of the outstanding capital stock of the Corporation entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority in voting interest of the stockholders present in person or represented by proxy may adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.
Section 2.06.   Voting.   (a) Unless otherwise provided in the certificate of incorporation and subject to Delaware Law, each stockholder shall be entitled to one vote for each outstanding share of capital stock of the Corporation held by such stockholder. Any share of capital stock of the Corporation held by the Corporation shall have no voting rights. Except as otherwise provided by law, the certificate of incorporation or these bylaws, in all matters other than the election of directors, the affirmative vote of the majority of the shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.
(b)   Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to a corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized, or by proxy sent by cable, telegram or by any means of electronic communication permitted by law, which results in a writing from such stockholder or by his attorney, and delivered to the secretary of the meeting. No proxy shall be voted after three (3) years from its date, unless said proxy provides for a longer period.
(c)   In determining the number of votes cast for or against a proposal or nominee, shares abstaining from voting on a matter will not be treated as a vote cast.
Section 2.07.   Action by Consent.   (a) Unless otherwise provided in the certificate of incorporation and subject to the proviso in Section 2.02, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation as provided in Section 2.07(b).
(b)   Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days

A-C-3

of the earliest dated consent delivered in the manner required by this section and Delaware Law to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.
Section 2.08.   Organization.   At each meeting of stockholders, the Chairman of the Board, if one shall have been elected, or in the Chairman’s absence or if one shall not have been elected, the director designated by the vote of the majority of the directors present at such meeting, shall act as chairman of the meeting. The Secretary (or in the Secretary’s absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.
Section 2.09.   Order of Business.   The order of business at all meetings of stockholders shall be as determined by the chairman of the meeting.
ARTICLE 3
DIRECTORS
Section 3.01.   General Powers.   Except as otherwise provided in Delaware Law or the certificate of incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
Section 3.02.   Number, Election and Term Of Office.   (a) The number of directors which shall constitute the whole Board shall be fixed from time to time by resolution of the Board of Directors but shall not be less than two or more than nine. The directors shall be elected at the annual meeting of the stockholders by written ballot, except as provided in Section 2.02 and Section 3.12 herein, and each director so elected shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders.
(b)   Subject to the rights of the holders of any series of preferred stock to elect additional directors under specific circumstances, directors shall be elected by a plurality of the votes of the shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
Section 3.03.   Quorum and Manner of Acting.   Unless the certificate of incorporation or these bylaws require a greater number, a majority of the total number of directors shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Board of Directors may transact any business which might have been transacted at the original meeting. If a quorum shall not be present at any meeting of the Board of Directors the directors present thereat shall adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
Section 3.04.   Time and Place of Meetings.   The Board of Directors shall hold its meetings at such place, either within or without the State of Delaware, and at such time as may be determined from time to time by the Board of Directors (or the Chairman in the absence of a determination by the Board of Directors).
Section 3.05.   Annual Meeting.   The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such place either within or without the State of Delaware, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in Section 3.07 herein or in a waiver of notice thereof signed by any director who chooses to waive the requirement of notice.

A-C-4

Section 3.06.   Regular Meetings.   After the place and time of regular meetings of the Board of Directors shall have been determined and notice thereof shall have been once given to each member of the Board of Directors, regular meetings may be held without further notice being given.
Section 3.07.   Special Meetings.   Special meetings of the Board of Directors may be called by the Chairman of the Board or the President and shall be called by the Chairman of the Board, President or Secretary on the written request of two directors. Notice of special meetings of the Board of Directors shall be given to each director at least three days before the date of the meeting in such manner as is determined by the Board of Directors.
Section 3.08.   Committees.   The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to any of the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by Delaware Law to be submitted to the stockholders for approval or (b) adopting, amending or repealing any bylaw of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.
Section 3.09.   Action by Consent.   Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions, are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 3.10.   Telephonic Meetings.   Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
Section 3.11.   Resignation.   Any director may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the Secretary of the Corporation. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 3.12.   Vacancies.   Unless otherwise provided in the certificate of incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Each director so chosen shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. If there are no directors in office, then an election of directors may be held in accordance with Delaware Law. Unless otherwise provided in the certificate of incorporation, when one or more directors shall resign from the Board, effective at a future date, a majority of

A-C-5

the directors then in office shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of other vacancies.
Section 3.13.   Removal.   Any director or the entire Board of Directors may be removed, with or without cause, at any time by the affirmative vote of the holders of a majority of the outstanding capital stock of the Corporation then entitled to vote at any election of directors and the vacancies thus created may be filled in accordance with Section 3.12 herein.
Section 3.14.   Compensation.   Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.
ARTICLE 4
OFFICERS
Section 4.01.   Principal Officers.   The principal officers of the Corporation shall be a President, one or more Vice Presidents, a Treasurer and a Secretary who shall have the duty, among other things, to record the proceedings of the meetings of stockholders and directors in a book kept for that purpose. The Corporation may also have such other principal officers, including one or more Controllers, as the Board may in its discretion appoint. One person may hold the offices and perform the duties of any two or more of said offices, except that no one person shall hold the offices and perform the duties of President and Secretary.
Section 4.02.   Election, Term of Office and Remuneration.   The principal officers of the Corporation shall be elected annually by the Board of Directors at the annual meeting thereof. Each such officer shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. The remuneration of all officers of the Corporation shall be fixed by the Board of Directors. Any vacancy in any office shall be filled in such manner as the Board of Directors shall determine.
Section 4.03.   Subordinate Officers.   In addition to the principal officers enumerated in Section 4.01 herein, the Corporation may have one or more Assistant Treasurers, Assistant Secretaries and Assistant Controllers and such other subordinate officers, agents and employees as the Board of Directors may deem necessary, each of whom shall hold office for such period as the Board of Directors may from time to time determine. The Board of Directors may delegate to any principal officer the power to appoint and to remove any such subordinate officers, agents or employees.
Section 4.04.   Removal.   Except as otherwise permitted with respect to subordinate officers, any officer may be removed, with or without cause, at any time, by resolution adopted by the Board of Directors.
Section 4.05.   Resignations.   Any officer may resign at any time by giving written notice to the Board of Directors (or to a principal officer if the Board of Directors has delegated to such principal officer the power to appoint and to remove such officer). The resignation of any officer shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 4.06.   Powers and Duties.   The officers of the Corporation shall have such powers and perform such duties incident to each of their respective offices and such other duties as may from time to time be conferred upon or assigned to them by the Board of Directors.
ARTICLE 5
CAPITAL STOCK
Section 5.01.   Certificates For Stock; Uncertificated Shares.   The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of shares represented by certificates

A-C-6

of the same class and series shall be identical. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by any two authorized officers of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form.
Section 5.02.   Transfer Of Shares.   Shares of the stock of the Corporation may be transferred on the record of stockholders of the Corporation by the holder thereof or by such holder’s duly authorized attorney upon surrender of a certificate therefor properly endorsed or upon receipt of proper transfer instructions from the registered holder of uncertificated shares or by such holder’s duly authorized attorney and upon compliance with appropriate procedures for transferring shares in uncertificated form, unless waived by the Corporation.
Section 5.03.   Authority for Additional Rules Regarding Transfer.   The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration of certificated or uncertificated shares of the stock of the Corporation, as well as for the issuance of new certificates in lieu of those which may be lost or destroyed, and may require of any stockholder requesting replacement of lost or destroyed certificates, bond in such amount and in such form as they may deem expedient to indemnify the Corporation, and/or the transfer agents, and/or the registrars of its stock against any claims arising in connection therewith.
ARTICLE 6
INDEMNIFICATION
Section 6.01.   Right to Indemnification.   The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, member, trustee, partner, manager, representative or agent of another corporation or of a partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans maintained or sponsored by the Corporation (an “Indemnitee”), whether the basis in such Proceeding is alleged action in an official capacity as director, officer, employee, member, trustee, partner, manager, representative or agent or in any other capacity while serving as such, against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes or penalties, and amounts paid in settlement) incurred or suffered by such Indemnitee in connection therewith, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The Corporation shall indemnify an Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if the initiation of such Proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors.
Section 6.02.   Prepayment of Expenses.   The Corporation shall pay the expenses (including attorneys’ fees) incurred by an Indemnitee in defending any Proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking (an “Undertaking”) by or on behalf of the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise.
Section 6.03.   Claims.
(a)   To obtain indemnification under this Article 6, an Indemnitee shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available

A-C-7

to the Indemnitee and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by an Indemnitee for indemnification pursuant to the first sentence of this Section 6.3(a), a determination, if required by applicable law, with respect to the Indemnitee’s entitlement thereto shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who are not and were not parties to the matter in respect of which indemnification is sought by Indemnitee (“Disinterested Directors”), (2) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by less than a quorum of the Board of Directors consisting of Disinterested Directors or (3) if a majority of Disinterested Directors so directs, by the stockholders of the Corporation.
(b)   If a claim for indemnification or payment of expenses under this Article 6 is not paid in full by the Corporation within 60 days after a written claim therefor by the Indemnitee has been received by the Corporation (except in the case of a claim for advancement of expenses, for which the applicable period is 30 days), the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required Undertaking, if any is required, has been tendered to the Corporation) that the Indemnitee has not met the standard of conduct that makes it permissible under Delaware Law for the Corporation to indemnify the Indemnitee for the amount claimed. Neither the failure of the Corporation (including its Board of Directors or stockholders) to have made a determination prior to the commencement of such action that indemnification of the Indemnitee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Delaware Law, nor an actual determination by the Corporation (including its Board of Directors or stockholders) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. If a determination shall have been made pursuant to Section 6.3(b) that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 6.3(b). The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 6.3(b) that the procedures and presumptions of this Article 6 are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article 6.
Section 6.04.   Employees and Agents.   The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any current or former employee or agent of the Corporation to the fullest extent of the provisions of this Article 6 with respect to the indemnification and advancement of expenses of current or former directors and officers of the Corporation.
Section 6.05.   Nonexclusively of Rights.   The rights conferred on any person by this Article 6 shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise.
Section 6.06.    Other Indemnification.   The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.
Section 6.07.   Nature of Indemnification Rights; Amendment or Repeal.   Each person who was, is, or becomes a director or officer shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Article 6. Such rights shall be deemed to have vested at the time such person becomes or became a director or officer of the Corporation, and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. Any amendment, modification, alteration or repeal of this Article 6 that in any way diminishes, limits, restricts, adversely affects or eliminates any right of an Indemnitee or his or her successors to indemnification, advancement of expenses or otherwise shall be prospective only and shall not in any way diminish, limit, restrict, adversely affect or eliminate any

A-C-8

such right with respect to any actual or alleged state of facts, occurrence, action or omission then or previously existing, or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such actual or alleged state of facts, occurrence, action or omission.
Section 6.08.   Enforceability.   If any provision or provisions of this Article 6 shall be held to be invalid, illegal or unenforceable for any reason whatsoever, then (a) the validity, legality and enforceability of the remaining provisions of this Article 6 (including, without limitation, each portion of any Section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Article 6 (including, without limitation, each such portion of any Section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
Section 6.09.   Insurance for Indemnification.   The Corporation may purchase and maintain, at its expense, insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of Section 145 of Delaware Law. To the extent that the Corporation maintains any policy or policies providing such insurance, each such current or former director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in Section 6.4, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such current or former director, officer, employee or agent.
Section 6.10.   Limitation on Indemnification.   Notwithstanding anything contained in this Article 6 to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 6.3), the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.
ARTICLE 7
GENERAL PROVISIONS
Section 7.01.   Fixing the Record Date.   (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided that the Board of Directors may fix a new record date for the adjourned meeting.
(b)   In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by Delaware Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are

A-C-9

recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by Delaware Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
(c)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
Section 7.02.   Dividends.   Subject to limitations contained in Delaware Law and the certificate of incorporation, the Board of Directors may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, in property or in shares of the capital stock of the Corporation.
Section 7.03.   Year.   The fiscal year of the Corporation shall commence on January 1 and end on December 31 of each year.
Section 7.04.   Corporate Seal.   The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.
Section 7.05.   Voting of Stock Owned by the Corporation.   The Board of Directors may authorize any person, on behalf of the Corporation, to attend, vote at and grant proxies to be used at any meeting of stockholders of any corporation (except this Corporation) in which the Corporation may hold stock.
Section 7.06.   Amendments.   These bylaws or any of them, may be altered, amended or repealed, or new bylaws may be made, by the stockholders entitled to vote thereon at any annual or special meeting thereof or by the Board of Directors.

A-C-10

Annex B
Opinion of Jefferies LLC
August 6, 2024
The Board of Directors
PetIQ, Inc.
230 E. Riverside Drive
Eagle, Idaho 83616
The Board of Directors:
We understand that PetIQ, Inc., a Delaware corporation (“PetIQ”), Gula Buyer Inc., a Delaware corporation (“Parent”) and an affiliate of Bansk Group LLC (“Bansk”), and Gula Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), propose to enter into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, (i) Merger Sub will be merged with and into PetIQ (the “Merger”) and (ii) each outstanding share of Class A common stock, par value $0.001 per share, of PetIQ (“PetIQ Class A Common Stock”) will be converted in the Merger into the right to receive $31.00 in cash (the “Consideration”).
We also understand that, in connection with the Merger, all outstanding units of PetIQ Holdings, LLC (“HoldCo”) and shares of Class B common stock, par value $0.001 per share, of PetIQ (“PetIQ Class B Common Stock”) will be automatically surrendered and exchanged for shares of PetIQ Class A Common Stock. The terms and conditions of the Merger are more fully set forth in the Merger Agreement.
You have asked for our opinion as to whether the Consideration to be received in the Merger by holders of PetIQ Class A Common Stock (other than holders who enter into a rollover agreement in connection with the Merger (“Rollover Holders”) and, as applicable, Bansk, Bansk Group LP, Bansk Fund I-A, L.P., Bansk Fund I-B, L.P., Parent, Merger Sub, and their respective affiliates) pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.
In arriving at our opinion, we have, among other things:
(i)
reviewed a draft, dated August 5, 2024, of the Merger Agreement;

(ii)
reviewed certain publicly available financial and other information relating to PetIQ;

(iii)
reviewed certain information furnished to us by the management of PetIQ relating to the business, operations and prospects of PetIQ, including certain financial forecasts and estimates provided to or discussed with us by the management of PetIQ;

(iv)
held discussions with members of the senior management of PetIQ regarding the business, operations and prospects of PetIQ and the other matters described in clauses (ii) and (iii) above;

(v)
reviewed the stock trading price history and implied trading multiples of PetIQ and certain publicly traded companies that we deemed relevant in evaluating PetIQ;

(vi)
reviewed, to the extent publicly available, financial terms of certain transactions that we deemed relevant in evaluating the Merger; and

(vii)
conducted such other financial studies, analyses and investigations as we deemed appropriate.

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by PetIQ or that was publicly available to us (including, without limitation, the information described above) or otherwise reviewed by us. We have relied on assurances of the management and other representatives of PetIQ that they are not aware of any facts or circumstances that would make such information incomplete, inaccurate or misleading. In our review, we have not made or obtained an independent evaluation or appraisal of any of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise), nor have we conducted a

The Board of Directors
PetIQ, Inc.
August 6, 2024

physical inspection of any of the properties or facilities, of PetIQ or any other entity and we have not been furnished with, and assume no responsibility to obtain or conduct, any such evaluations, appraisals or physical inspections. We also have not evaluated the solvency or fair value of PetIQ or any other entity under any state or federal laws relating to bankruptcy, insolvency or similar matters. In addition, our analyses and opinion do not consider any actual or potential arbitration, litigation, claims or possible unasserted claims, audits, investigations or other proceedings involving or affecting PetIQ or any other entity.
With respect to the financial forecasts and estimates provided to and reviewed by us, we note that projecting future results of any company is inherently subject to uncertainty. However, we have been advised, and we have assumed, that the financial forecasts and estimates relating to PetIQ that we have been directed to utilize for purposes of our analyses and opinion have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of PetIQ as to, and are an appropriate basis upon which to evaluate, the future financial performance of PetIQ and the other matters covered thereby. We express no opinion as to any financial forecasts or estimates or the assumptions on which they are based.
We have relied upon the assessments of the management of PetIQ as to, among other things, (i) the potential impact on PetIQ of market, competitive, macroeconomic and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the pet industry, including the pet medication, product and wellness and veterinary sectors thereof, or the operations of PetIQ, (ii) the demand for pets and related pet products and services, which is dependent on discretionary spending by consumers and which, if different than as assumed, could have a material impact on our analyses or opinion, (iii) the products, product candidates and services of, and technology, trademarks, patents and other intellectual property utilized in, PetIQ’s business (including, without limitation, with respect to the development, manufacturing, commercialization and marketing of such products and product candidates and associated risks), and (iv) existing and future agreements and other arrangements involving, and ability to attract, retain and/or replace, key employees, customers, suppliers, distributors and other commercial relationships of PetIQ. We have assumed that there will not be any developments with respect to any such matters that would be meaningful in any respect to our analyses or opinion.
Our opinion is based on economic, monetary, regulatory, market and other conditions existing, and which can be evaluated, as of the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof. As you are aware, the credit, financial and stock markets, the industry and sectors in which PetIQ operates and the securities of PetIQ have experienced and may continue to experience volatility and disruptions and we express no view or opinion as to any potential effects of such volatility or disruptions on PetIQ or the Merger.
We have made no independent investigation of, and we express no view or opinion as to, any legal, regulatory, accounting or tax matters affecting or relating to PetIQ or the Merger and we have assumed the correctness in all respects meaningful to our analyses and opinion of all legal, regulatory, accounting and tax advice given to PetIQ and/or the Board of Directors of PetIQ (the “Board”), including, without limitation, with respect to changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting PetIQ or the Merger and legal, regulatory, accounting and tax consequences to PetIQ or its securityholders of the terms of, and transactions contemplated by, the Merger Agreement. We also have assumed that the Merger will be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws, documents and other requirements and that, in the course of obtaining the necessary governmental, regulatory or third-party approvals, consents, waivers and releases for the Merger or otherwise, including with respect to any divestitures or other requirements, no delay, limitation, restriction or condition will be imposed or occur that would have an adverse effect on PetIQ or the Merger or that otherwise would be meaningful in any respect to our analyses or opinion. We further have assumed that

The Board of Directors
PetIQ, Inc.
August 6, 2024

the final Merger Agreement, when signed by the parties thereto, will not differ from the draft reviewed by us in any respect meaningful to our analyses or opinion.
As you are aware, in connection with our engagement, we were not requested to, and we did not, undertake a third-party solicitation process on behalf of PetIQ regarding a possible acquisition of PetIQ; however, at your direction, we previously held discussions with certain parties that had expressed potential interest in such a transaction, including Bansk. Our opinion does not address the relative merits of the Merger or other transactions contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to PetIQ, nor does it address the underlying business decision by PetIQ to engage in the Merger or the terms of the Merger Agreement, including the form or structure of the Merger or any term, aspect or implication of any share or unit exchange, rollover, guarantee, arrangements relating to PetIQ’s convertible notes or other agreements, arrangements or understandings entered into in connection with, or contemplated by or resulting from, the Merger or otherwise. Our opinion is limited to the fairness, from a financial point of view and as of the date hereof, of the Consideration to be received by holders of PetIQ Class A Common Stock (to the extent expressly specified herein), without regard to individual circumstances of specific holders (whether by virtue of control, voting or consent, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of PetIQ held by such holders, and our opinion does not in any way address proportionate allocation or relative fairness among such holders, holders of any other securities of PetIQ or otherwise. We have not been asked to, and our opinion does not, address the fairness, financial or otherwise, of any consideration to the holders of any class of securities (other than to the extent expressly specified herein), creditors or other constituencies of PetIQ or any other party. Furthermore, we express no view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable to or to be received by any officers, directors or employees, or any class of such persons, in connection with the Merger relative to the Consideration or otherwise. We also express no view or opinion as to the prices at which shares of PetIQ Class A Common Stock or PetIQ Class B Common Stock or any other securities of PetIQ or any securities of HoldCo may trade or otherwise be transferable or exchanged at any time, including following announcement or consummation of the Merger. The issuance of our opinion has been authorized by the Fairness Committee of Jefferies LLC.
It is understood that our opinion is for the use and benefit of the Board (in its capacity as such) in its evaluation of the Consideration from a financial point of view. Our opinion does not constitute a recommendation as to how the Board or any securityholder should vote or act with respect to the Merger or any other matter.
We have been engaged to act as financial advisor to PetIQ in connection with the Merger and will receive a fee for our services, of which a portion is payable upon delivery of this opinion and the principal portion is contingent upon consummation of the Merger. In addition, PetIQ has agreed to reimburse us for expenses incurred in connection with our engagement and to indemnify us against liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement.
As the Board is aware, we and our affiliates in the past have provided, currently are providing, and in the future may provide, certain financial advisory or financing services to PetIQ and/or certain of its affiliates unrelated to the Merger, for which services we and our affiliates have received and may receive compensation, including, during the approximate two-year period prior to the date hereof, having acted or acting as joint lead arranger, joint bookrunner, administrative agent and collateral agent for, and as a lender under, a credit facility of an affiliate of PetIQ. As the Board also is aware, although we and our affiliates have not provided financial advisory or financing services to Bansk during the approximate two-year period prior to the date hereof for which we and our affiliates have received compensation, we and our affiliates in the future may provide such services to Bansk and/or its affiliates or portfolio companies, as the case may be, for which services we and/or our affiliates would expect to receive compensation. As the Board further is aware, we and

The Board of Directors
PetIQ, Inc.
August 6, 2024

our affiliates in the past have provided, currently are providing, and in the future may provide, certain financial advisory or financing services to GIC Private Limited (“GIC”), which we have been advised is an indirect equity investor with Bansk in connection with the Merger, and/or certain of GIC’s affiliates or entities in which it holds direct or indirect interests, for which services we and our affiliates have received and may receive compensation, including, during the approximate two-year period prior to the date hereof, having acted or acting as (i) sole bookrunner for transactions involving certain equity interests directly or indirectly held by GIC, (ii) joint bookrunner for equity and/or debt securities offerings of certain entities in which GIC holds a direct or indirect interest and (iii) joint lead arranger for a credit facility of an entity in which GIC holds a direct or indirect interest. We maintain a market in the securities of PetIQ and, in the ordinary course of business, we and our affiliates trade or hold or may trade or hold, as the case may be, securities or financial instruments (including loans and other obligations) of PetIQ, Bansk, GIC and/or their respective affiliates or, as applicable, entities in which they hold direct or indirect interests for our own account and for the accounts of our customers and, accordingly, at any time hold or may hold, as the case may be, long or short positions or otherwise effect transactions in those securities or financial instruments.
Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be received in the Merger by holders of PetIQ Class A Common Stock (other than Rollover Holders and, as applicable, Bansk, Bansk Group LP, Bansk Fund I-A, L.P., Bansk Fund I-B, L.P., Parent, Merger Sub, and their respective affiliates) pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
JEFFERIES LLC

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETIONPROXY PETIQ, INC.SPECIAL MEETING OF STOCKHOLDERS [●], 2024 AT [●] MOUNTAIN TIMETHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PETIQ, INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATEDThe undersigned hereby appoints McCord Christensen and William Carter, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and hereby authorizes them, and each of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PetIQ, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held exclusively via a live interactive webcast on [●] at [●] Mountain Time and at any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. The Special Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at [●] by 11:59 p.m. ET on [●]. On the day of the Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.(Continued and to be marked, dated, and signed on the other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:[●]

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETIONPlease mark your votes like this ☒ The Board of Directors recommends you vote FOR the following:Proposal 1. To adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated August 7, 2024, among Gula Buyer Inc., Gula Merger Sub, Inc. and PetIQ, Inc. (the "merger agreement").FOR ☐AGAINST ☐ABSTAIN ☐ Proposal 2. To approve, on a non-binding, advisory basis, the compensation that will or may become payable by PetIQ, Inc. to its named executive officers in connection with the merger agreement.FOR ☐AGAINST ☐ABSTAIN ☐Proposal 3. To approve any proposal to adjourn the special meeting to a late date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.FOR ☐AGAINST ☐ABSTAIN ☐Note:Transact any other business as may properly come before the meeting.Date Signature Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐Please indicate if you plan to attend this meeting ☐ Signature (if held jointly) NOTE: This proxy should be marked, dated, and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. (Continued and to be marked, dated, and signed on the other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. PROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or Telephone.INTERNET TELEPHONE MAILVote Your Proxy on the Internet:Go towww.FCRvote.com/PETQSMVote Your Proxy by Phone:Call 1 (866) 402-3905Vote Your Proxy by Mail:Have your proxy card availablewhen you access the abovewebsite. Follow the prompts tovote your shares.Use any touch-tone telephone tovote your proxy. Have your proxycard available when you call.Follow the voting instructions tovote your shares.Mark, sign, and date your proxycard, then detach it, and return it inthe postage-paid envelopeprovided.